Filed Pursuant to Rule 497
Securities Act File No. 333-222419
PROSPECTUS SUPPLEMENT
(to Prospectus dated June 25, 2019)
OFS Capital Corporation
$50,000,000
5.95% Notes due 2026
OFS Capital Corporation, a Delaware corporation, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments.
We are managed by OFS Capital Management, LLC. OFS Capital Services, LLC provides the administrative services necessary for us to operate.
We are offering $50 million in aggregate principal amount of 5.95% notes due 2026, which we refer to as the Notes. The Notes will mature on October 31, 2026. We will pay interest on the Notes on January 31, April 30, July 31 and October 31 of each year, beginning January 31, 2020. We may redeem the Notes in whole or in part at any time or from time to time on or after October 31, 2021, at the redemption price of 100% of the aggregate principal amount thereof plus accrued and unpaid interest, as discussed under the section titled “Description of the Notes—Optional Redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of $25.00 and integral multiples of $25.00 in excess thereof.
The Notes will be our direct unsecured obligations and rank pari passu, which means equal in right of payment, with all outstanding and future unsecured, unsubordinated indebtedness issued by us, including our 6.375% notes due 2025 and our 6.50% notes due 2025, of which we had $50 million and $48.5 million outstanding, respectively, as of October 7, 2019. Because the Notes will not be secured by any of our assets, they will be effectively subordinated to all of our existing and future secured unsubordinated indebtedness (or any indebtedness that is initially unsecured as to which we subsequently grant a security interest), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under our senior secured revolving credit facility with Pacific Western Bank, or PWB, as amended (the “PWB Credit Facility”), of which we had $45.8 million outstanding as of October 7, 2019. The Notes will be structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including OFS SBIC I LP (“SBIC I LP”) and OFSCC-FS, LLC ("OFSCC-FS"), since the Notes will be obligations exclusively of OFS Capital Corporation and not of any of our subsidiaries. As of October 7, 2019, our subsidiaries had total indebtedness outstanding of $196.5 million, including $46.7 outstanding under our secured revolving credit facility with BNP Paribas, or BNP, as amended (the "BNP Facility"), which is secured by substantially all of the assets of OFSCC-FS. None of our subsidiaries is a guarantor of the Notes and the Notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future. For further discussion, see the section titled “Description of the Notes” in this prospectus supplement.
The Notes will also rank pari passu with, or equal to, our general liabilities (total liabilities, less debt). In total, these general liabilities were $7.4 million as of October 7, 2019. We currently do not have outstanding debt that is subordinated to the Notes and do not currently intend to issue indebtedness that expressly provides that it is subordinated to the Notes. Therefore, the Notes will not be senior to any of our indebtedness or obligations. Our board of directors has approved the application to us of the modified asset coverage requirements established by the Small Business Credit Availability Act (the "SBCAA") and, as a result, effective May 3, 2019, the asset coverage ratio test applicable to us decreased from 200% to 150%.
We intend to list the Notes on The Nasdaq Global Select Market, and we expect trading to commence thereon within 30 days of the original issue date under the trading symbol “OFSSI”. The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes, and there can be no assurance that one will develop.
This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in the Notes. Please read this prospectus supplement and the accompanying prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (“SEC”). The information is available free of charge, and security holders may make inquiries by contacting us at OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, or by calling us collect at (847) 734-2000 or on our website at www.ofscapital.com. The SEC maintains a website at www.sec.gov where such information is available without charge. Information contained on our website is not incorporated by reference into this prospectus supplement and the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement and the accompanying prospectus.
Investing in our Notes involves a high degree of risk, including the risk of leverage. Before buying any Notes, you should read the discussion of the material risks of investing in us in “Risk Factors” beginning on page S-21 of this prospectus supplement and page 17 of the accompanying prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public offering price	$25.00	$50,000,000
Underwriting discount (sales load and commissions)	$0.78125	$1,562,500
Proceeds, before expenses, to us (1)	$24.21875	$48,437,500

(1)	We estimate that we will incur approximately $300,000 in offering expenses in connection with this offering.
The underwriters may also purchase up to an additional $7,500,000 total aggregate principal amount of Notes offered by this prospectus supplement and the accompanying prospectus, solely to cover over-allotments, if any, within 30 days from the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price will be $57,500,000, the total underwriting discount (sales load and commissions) paid by us will be $1,796,875, and total proceeds, before expenses, will be $55,703,125.
THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Delivery of the Notes in book-entry form only through The Depository Trust Company, known as DTC, will be made on or about October 15, 2019.

Joint Book-Running Managers

Ladenburg Thalmann	Janney Montgomery Scott	BB&T Capital Markets
Lead Managers

Incapital	National Securities Corporation

The date of this prospectus supplement is October 9, 2019.

PROSPECTUS SUPPLEMENT
PROSPECTUS

i

ii

ABOUT THIS PROSPECTUS SUPPLEMENT
This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of the Notes and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the headings “Available Information,” “Prospectus Supplement Summary,” and “Risk Factors” before investing in the Notes.
You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any Notes by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our Notes. Our business, financial condition, results of operations and prospects may have changed since those dates. This prospectus supplement may add, update or change information contained in the accompanying prospectus. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

PROSPECTUS SUPPLEMENT SUMMARY
This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should read the entire prospectus supplement and the accompanying prospectus carefully, including “Risk Factors” sections included in the prospectus supplement and accompanying prospectus. Throughout this prospectus supplement and the accompanying prospectus, we refer to OFS Capital Corporation and its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” OFS Capital Management, LLC as “OFS Advisor” or the “Advisor;” and OFS Capital Services, LLC as “OFS Services” or the “Administrator.”
OFS Capital Corporation
We are an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the 1940 Act, which imposes certain investment restrictions on our portfolio. Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. Our investment strategy focuses primarily on investments in middle-market companies in the United States. We use the term “middle-market” to refer to companies that may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $15 million and $300 million; annual earnings before interest, taxes, depreciation and amortization (“EBITDA”), between $3 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $10 million and $500 million. For additional information about how we define the middle-market, see “The Company — Investment Criteria/Guidelines” in the accompanying prospectus.
As of June 30, 2019, the Company had loans to 64 portfolio companies, of which 89% were senior secured loans and 11% were subordinated loans, at fair value, as well as equity investments in 15 of these portfolio companies. The Company also held equity investments in five portfolio companies in which it did not hold a debt investment and three investments in Structured Finance Notes (as defined below).
Our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, which includes first-lien, second-lien and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. We also may invest up to 30% of our portfolio in opportunistic investments of portfolio companies not otherwise eligible under BDC regulations. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds, as well as in debt of middle-market companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.
We execute our investment strategy, in part, through SBIC I LP, a licensee under the U.S. Small Business Administration (“SBA”) Small Business Investment Company (“SBIC”) program. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA leverage funding is subject to SBIC I LP’s payment of certain fees to the SBA, and the ability of SBIC I LP to draw on the leverage commitment is subject to its compliance with SBA regulations and policies, including an audit by the SBA. For additional information regarding the regulation of SBIC I LP, see “Regulation — Small Business Investment Company Regulations” in the accompanying prospectus.
On a stand-alone basis, SBIC I LP held approximately $245.4 million and $251.1 million in assets at June 30, 2019 and December 31, 2018, respectively, which accounted for approximately 49% and 57% of our total consolidated assets, respectively.
Our investment activities are managed by OFS Advisor and supervised by our board of directors, a majority of whom are independent of us, OFS Advisor and its affiliates. Under the investment advisory agreement between us and OFS Advisor (the “Investment Advisory Agreement”), we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. We have elected to exclude from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from our acquisitions of the remaining ownership interests in SBIC I LP and SBIC I GP, LLC (“SBIC I GP”) on December 4, 2013 (“SBIC Acquisition”). OFS Advisor also serves as the investment adviser or collateral manager to collateralized loan obligation (“CLO”) funds and other assets, including Hancock Park Corporate Income, Inc. (“HPCI”), a non-traded BDC with an investment strategy similar to ours, and OFS Credit Company, Inc. ("OCCI"), an externally managed, closed-end management investment company that has registered as an investment company under the 1940 Act that primarily invests in CLO debt and subordinated (i.e., residual or equity) securities. Additionally, OFS Advisor expects to provide sub-advisory services to CIM Real Assets & Credit Fund, a newly organized externally managed registered investment company that intends to operate as an interval fund that expects to invest primarily in a combination of real estate, credit and related investments. OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. See "Conflicts of Interest" in the accompanying prospectus for additional information.
We have also entered into an administration agreement (“Administration Agreement”) with OFS Services. Under our Administration Agreement, we have agreed to reimburse OFS Services for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by OFS Services in performing its obligations under the Administration Agreement.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.
As a BDC, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage ratio for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Provisions of the SBCAA permit BDCs to be subject to a minimum asset coverage ratio of 150%, if specific conditions are satisfied, when issuing senior securities (i.e., the amount of debt may not exceed 66 2/3% of the value of our assets). As an approximation, prior to the enactment of the SBCAA, the most that a BDC could borrow for investment purposes was $1 for every $1 of investor equity. Now, for those BDCs that satisfy the SBCAA’s approval and disclosure requirements and become subject to the reduced asset coverage ratio, the BDC can borrow $2 for investment purposes for every $1 of investor equity.
The SBCAA provides that in order for a BDC whose common stock is traded on a national securities exchange to be subject to 150% asset coverage, the BDC must either obtain: (i) approval of the required majority of its non-interested directors who have no financial interest in the proposal, which would become effective one year after the date of such approval (the “Board Effective Date”), or (ii) obtain stockholder approval (of more than 50% of the votes cast for the proposal at a meeting in which quorum is present), which would become effective on the first day after the date of such stockholder approval.
On May 3, 2018, our board of directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements and, as a result, the asset coverage ratio test applicable to us decreased from 200% to 150%, effective May 3, 2019. Additionally, we received exemptive relief from the SEC effective November 26, 2013, which allows us to exclude our SBA guaranteed debentures from the definition of senior securities in the statutory asset coverage ratio under the 1940 Act.
We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.
We have elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders.

Organizational Structure

About OFS and Our Advisor
OFS (which refers to the collective activities and operations of Orchard First Source Asset Management, LLC (“OFSAM”) and its subsidiaries and certain affiliates) is a full-service provider of capital and leveraged finance solutions to U.S. corporations. As of June 30, 2019, OFS had 46 full-time employees. OFS is headquartered in Chicago, Illinois and also has offices in New York, New York and Los Angeles, California.
Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and a wholly-owned subsidiary of OFSAM.
Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee; see “Management and Other Agreements — Investment Advisory Agreement” in the accompanying prospectus. The base management fee is based on our total assets (other than cash and cash equivalents, and the intangible asset and goodwill resulting from the SBIC Acquisition; but including assets purchased with borrowed funds, and assets owned by any consolidated entity) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.
OFS Advisor has entered into a Staffing Agreement (the “Staffing Agreement”) with Orchard First Source Capital, Inc. (“OFSC”), a wholly-owned subsidiary of OFSAM. Under the Staffing Agreement, OFSC makes experienced investment professionals available to OFS Advisor and provides access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.
OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The senior management team of OFS, including Bilal Rashid, Jeff Cerny and Mark Hauser, provides services to OFS Advisor. These managers have developed a broad network of contacts within the investment community and possess an average of over 20 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies. See “Portfolio Management” in the accompanying prospectus for additional information regarding our portfolio managers.
Our Administrator
We do not have any direct employees, and our day-to-day investment operations are managed by OFS Advisor. We have a chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and, to the extent necessary, our board of directors may elect to appoint additional officers going forward. Our officers are employees of OFSC, an affiliate of OFS Advisor, and a portion of the compensation paid to our officers is paid by us pursuant to the Administration Agreement. All of our executive officers are also officers of OFS Advisor.
OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services oversees our financial reporting as well as prepares our reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions at cost, on a direct basis.
Market Opportunity
Our investment strategy is focused primarily on investments in middle-market companies in the United States. We find the middle-market attractive for the following reasons:
Large Target Market.   According to the National Center for the Middle Market, there are approximately 200,000 companies in the United States with annual revenues between $10 million and $1.0 billion, compared with approximately 1,300 companies with revenues greater than $2.5 billion. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the majority of OFS’s portfolio companies since its inception and constituted the vast bulk of our portfolio as of June 30, 2019. We believe that this market segment will continue to produce significant investment opportunities for us.
Specialized Lending Requirements with High Barriers to Entry.   We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to private middle-market companies in the United States (a) is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (b) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (c) may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community. As a result of the unique challenges facing lenders to middle-market companies, we believe that there are high barriers to entry that a new lender must overcome.
Robust Demand for Debt Capital.   We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. Subject to market conditions, we expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us.
Competitive Strengths and Core Competencies
Deep Management Team Experienced in All Phases of Investment Cycle and Across All Levels of the Capital Structure.   We are managed by OFS Advisor, which has access to the resources and expertise of OFS’s investment professionals through the Staffing Agreement with OFSC . As of June 30, 2019, OFS’s credit and investment professionals (including all investment committee members) employed by OFSC had an average of over 15 years of investment experience with strong institutional backgrounds.

Significant Investment Capacity.   The net proceeds of equity and debt offerings and borrowing capacity under our credit facilities will provide us with a substantial amount of capital available for deployment into new investment opportunities in our targeted asset class.
Scalable Infrastructure Supporting the Entire Investment Cycle.   We believe that our loan acquisition, origination and sourcing, underwriting, administration and management platform is highly scalable (that is, it can be expanded on a cost-efficient basis within a timeframe that meets the demands of business growth). Our platform extends beyond origination and sourcing and includes a regimented credit monitoring system. We believe that our careful approach, which involves ongoing review and analysis by an experienced team of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints.
Extensive Loan Sourcing Capabilities.   OFS Advisor gives us access to the deal flow of OFS. We believe OFS’s 20-year history as a middle-market lending platform, extensive relationships with potential borrowers and other lenders, and its market position make it a leading lender to many sponsors and other deal sources, especially in the currently under-served lending environment.
Structuring with a High Level of Service and Operational Orientation.   We provide client-specific and creative financing structures to our portfolio companies. Based on our experience in lending to and investing in middle-market companies, we believe that the middle-market companies we target, as well as sponsor groups we may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions.
Rigorous Credit Analysis and Approval Procedures.   OFS Advisor utilizes the established, disciplined investment process of OFS for reviewing lending opportunities, structuring transactions and monitoring investments. Using a disciplined approach to lending, OFS Advisor seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and, where appropriate, the implementation of restrictive debt covenants.
Structure of Investments
We anticipate that our loan portfolio will continue to contain investments of the following types with the following characteristics:
Senior Secured First-Lien Loans.   First-lien senior secured loans comprise, and will continue to comprise, a significant portion of our investment portfolio. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans (in certain cases, subject to a payment waterfall). The collateral takes the form of first-priority liens on specified assets of the portfolio company borrower and, typically, first-priority pledges of the ownership interests in the borrower. Our first lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in the financial statements included elsewhere in this prospectus supplement.
Senior Secured Unitranche Loans.   Unitranche loans are loans that combine both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that is intended to reflect the relative risk of the secured and unsecured components. We typically structure our unitranche loans as senior secured loans. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans. This collateral takes the form of first-priority liens on the assets of a portfolio company and, typically, first-priority pledges of the ownership interests in the company. We believe that unitranche lending represents a significant growth opportunity for us, offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to us than we might realize in a traditional multi-tranche structure. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we will be the sole lender, or we, together with our affiliates, will be the sole lender, of unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of under-performance. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in the financial statements included elsewhere in this prospectus supplement.
Senior Secured Second-lien Loans.   Second-lien senior secured loans obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of such loans. This collateral typically takes the form of second-priority liens on the assets of a portfolio company, and we may enter into an inter-creditor agreement with the holders of the portfolio company’s first-lien senior secured debt. These loans typically provide for no contractual loan amortization in the initial years of the facility, with all amortization deferred until loan maturity. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in the financial statements included elsewhere in this prospectus supplement.

Broadly Syndicated Loans. Broadly Syndicated Loans (whose features are similar to those described under "Senior Secured First-Lien Loans” and “Senior Secured Second-Lien Loans” above) are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than the middle-market characteristics described above. The proceeds of Broadly Syndicated Loans are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly Syndicated Loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. The Broadly Syndicated Loans in which we invest may include loans that are considered “covenant-lite” loans, because of their lack of a full set of financial maintenance covenants. Generally, “covenant-lite” loans include covenants that are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants. While there is no limit on our ability to invest in “covenant-lite” loans, we do not expect that these loans will comprise a significant portion of our portfolio. See, “Risk Factors - Risks Related to Our Investments - Our investments in the debt instruments of leveraged portfolio companies may be risky and, due to the significant volatility of such companies, we could lose all or part of our investment in bankruptcy proceedings or otherwise” in the accompanying prospectus.
Subordinated (“Mezzanine”) Loans.   These investments are typically structured as unsecured, subordinated loans that typically provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and payment-in-kind (“PIK”) interest) in the early years, with amortization of principal deferred to maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature (meaning a feature allowing for the payment of interest in the form of additional principal amount of the loan instead of in cash), which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan. These loans are categorized as Subordinated Loans in our consolidated schedule of investments included in the financial statements included elsewhere in this prospectus supplement.
Equity Securities.   Equity securities typically consist of either a direct minority equity investment in common or membership/partnership interests or preferred stock of a portfolio company, and are typically not control-oriented investments. Our preferred equity investments typically contain a fixed dividend yield based on the par value of the equity security. Preferred equity dividends may be paid in cash at a stipulated date, usually quarterly and are participating and/or cumulative. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights, which grants us the right to register our equity interest when either the portfolio company or another investor in the portfolio company files a registration statement with the SEC to issue securities. Our equity investments typically are made in connection with debt investments to the same portfolio companies. These securities are categorized as Preferred Equity or Common Equity in our consolidated schedule of investments included in the financial statements included elsewhere in this prospectus supplement.
Warrants.   In some cases, we may receive nominally priced warrants to buy a minority equity interest in the portfolio company in connection with a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a put to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. These securities are categorized as Warrants in our consolidated schedule of investments included in the financial statements included elsewhere in this prospectus supplement.
Structured Finance Notes. We may purchase interests in the equity securities of CLOs collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The equity of a CLO is unrated and subordinated to the debt tranches and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity represents the first loss position in the CLO. The holders of CLO equity interests are typically entitled to any cash reserves that form part of the structure when such reserves are permitted to be released. Structured Finance Notes are considered CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. Economically, CLO equity benefits from gains and suffers from losses and generally receive the difference between the interest received from the investment portfolio and the interest paid to the holders of debt tranches of the CLO structure. In addition, the CLO equity securities in which we may invest in the future are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments.
General Structuring Considerations.   We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	selecting investments that we believe have a very low probability of loss;

•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and

•
negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.
Investments
We pursue an investment strategy focused primarily on investments in middle-market companies in the United States. We focus on investments in loans, in which OFS Advisor’s investment professionals have expertise, including investments in first-lien, unitranche, second-lien, and mezzanine loans and, to a lesser extent, on warrants and other equity securities. We seek to create a diverse portfolio by making investments in the securities of middle-market companies that we expect to range generally from $3.0 million to $25.0 million each, although we expect this investment size will vary proportionately with the size of our capital base.
Competition
Our primary competitors include public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Further, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC, or to the distribution and other requirements we must satisfy to maintain our RIC status.
We expect to continue to use the expertise of the investment professionals of OFS and its affiliates to which we have access, to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior members of OFS and its affiliates will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses” in the accompanying prospectus.
Conflicts of Interests
BDCs generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a BDC and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of a BDC’s outstanding voting securities will be considered an affiliate of the BDC for purposes of the 1940 Act, and a BDC generally is prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the BDC’s independent directors. Additionally, without the approval of the SEC, a BDC is prohibited from engaging in purchases or sales of assets or joint transactions with the BDC’s officers, directors, and employees, and advisor (and its affiliates).
BDCs may, however, invest alongside certain related parties or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a BDC may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the BDC’s advisor, acting on the BDC’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the BDC’s interests and those of other accounts.
On October 12, 2016, we received exemptive relief from the SEC that permits us to co-invest in portfolio companies with certain affiliates, provided that we comply with certain conditions (the “Order”). Pursuant to the Order, we are generally permitted to co-invest with BDCs, registered investment companies and private funds managed by OFS Advisor or any adviser that controls, is controlled by, or is under common control with, OFS Advisor, and is registered as an investment adviser under the Advisers Act, in a manner consistent with our investment strategy as well as applicable law, including the terms and conditions of the Order. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. We have applied for a new exemptive order (the “New Order”), which, if granted, would supersede the Order and would permit us greater flexibility to enter into co-investment transactions. There can be no assurance that we will obtain such new exemptive relief from the SEC.
When we invest along clients of OFSAM and its affiliates or their respective other clients, OFS Advisor will, to the extent consistent with applicable law, regulatory guidance or the Order, allocate investment opportunities in accordance with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	the status of tax restrictions and tests and other regulatory restrictions and tests;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available cash for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on the Order, priority as to opportunities will generally be given to clients that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us. See “Related-Party Transactions and Certain Relationships” in the accompanying prospectus.
General Information
Our principal executive offices are located at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, and our telephone number is (847) 734-2000. Information contained in our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.
We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. The SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

Risks
Investing in our securities may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. See “Risk Factors” beginning on page S-21 of this prospectus supplement and “Risk Factors” beginning on page 17 of the accompanying prospectus for a more detailed discussion of material risks you should carefully consider before deciding to invest in our securities.
Recent Developments
On July 30, 2019, the Company’s Board declared a distribution of $0.34 per share for the third quarter of 2019, payable on September 30, 2019, to stockholders of record as of September 23, 2019.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING
This summary sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and the accompanying prospectus. This section and the “Description of the Notes” section in this prospectus supplement outline the specific legal and financial terms of the Notes. You should read this section of the prospectus supplement together with the section titled “Description of the Notes” beginning on page S-51 of this prospectus supplement and the more general description of the Notes in the section titled “Description of Our Debt Securities” beginning on page 132 of the accompanying prospectus before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes.

Issuer	OFS Capital Corporation

Title of the securities	5.95% Notes due 2026

Initial aggregate principal amount being offered	$50,000,000

Over-allotment option
The underwriters may also purchase from us up to an additional $7,500,000 aggregate principal amount of Notes offered by this prospectus supplement and the accompanying prospectus within 30 days from the date of this prospectus supplement.

Initial public offering price	100% of the aggregate principal amount

Principal payable at maturity
100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the trustee, paying agent, and security registrar for the Notes or at such other office as we may designate.

Type of note	Fixed-rate note

Listing	We intend to list the Notes on The Nasdaq Global Select Market within 30 days of the original issue date under the trading symbol “OFSSI”.

Private rating of the Notes
BBB+ from Egan-Jones Rating Company. An explanation of the significance of ratings may be obtained from the rating agency. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The rating of the Notes should be evaluated independently from similar ratings of other securities. A credit rating of a security is paid for by the issuer and is not a recommendation to buy, sell or hold securities and maybe subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency. See “Risk Factors - A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our securities, if any, could cause the liquidity or market value of the Notes to decline significantly.”

Interest rate	5.95% per year

Day count basis	360-day year of twelve 30-day months

Original issue date	October 15, 2019

Stated maturity date	October 31, 2026

Date interest starts accruing interest	October 15, 2019

Interest payment dates
Every January 31, April 30, July 31 and October 31, commencing January 31, 2020. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods
The initial interest period will be the period from and including October 15, 2019, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular record dates for interest payments	Every January 15, April 15, July 15 and October 15 commencing January 15, 2020.

Specified currency	U.S. Dollars

Place of payment	The City of New York and/or such other places that may be specified in the indenture or a notice to holders.

Ranking of notes	The Notes will be our direct unsecured obligations and will rank:

• pari passu, or equal, with any future unsecured, unsubordinated indebtedness, including the 6.375% Notes due 2025 and the 6.50% Notes due 2025, of which $50 million and $48.5 million, respectively, was outstanding as of October 7, 2019;

• senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

• effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured in respect of which we subsequently grant a security interest), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the PWB Credit Facility, of which $45.8 million was outstanding as of October 7, 2019; and

• structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including, without limitation, borrowings under the BNP Facility, of which $46.7 million was outstanding as of October 7, 2019, and the SBA-guaranteed debentures issued by SBIC I LP, of which $149.9 million was outstanding as of October 7, 2019.

Effective subordination means that in any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors. Structural subordination means that creditors of a parent entity are subordinate to creditors of a subsidiary entity with respect to the subsidiary’s assets.

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business day
Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York or another place of payment are authorized or obligated by law or executive order to close.

Optional redemption
The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after October 31, 2021 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.

Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

If we redeem only some of the Notes, the trustee or DTC, as applicable, will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture governing the Notes and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Sinking fund	The Notes will not be subject to any sinking fund.

Repayment at option of holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Defeasance
The Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions required under the indenture relating to the Notes, we will be deemed to have been discharged from our obligations under the Notes. See “Description of the Notes — Defeasance” in this prospectus supplement.

Covenant defeasance
The Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying conditions similar to those for defeasance we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of the Notes nonetheless could look to the Company for repayment of the Notes if there were a shortfall in the funds deposited with the trustee or the trustee is prevented from making a payment. See “Description of the Notes — Defeasance” in this prospectus supplement.

Form of notes
The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, paying agent, and security registrar	U.S. Bank National Association

Other covenants	In addition to any covenants described elsewhere in this prospectus supplement or the accompanying prospectus, the following covenants will apply to the Notes:

• We agree that for the period of time during which Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by such provisions of Section 61(a) as may be applicable to the Company from time to time of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. These provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowings. See ‘‘Risk Factors — Risks Related to our Business and Structure — Because we have received the approval of our board of directors, we are subject to 150% Asset Coverage” in this prospectus supplement;

• We agree that for the period of time during which Notes are Outstanding, the Company will not declare any dividend (except a dividend payable in stock of the issuer), or declare any other distribution, upon a class of the capital stock of the Company, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Company has an asset coverage (as defined in the 1940 Act) of at least the threshold specified in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to the Company from time to time or any successor provisions thereto of the 1940 Act, as such obligation may be amended or superseded, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to (i) any exemptive relief granted to the Company by the SEC, and (ii) any SEC no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to the Company from time to time, as such obligation may be amended or superseded, in order to maintain such BDC’s status as a regulated investment company under Subchapter M of the Code; and

• If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable Generally Accepted Accounting Principles in the United States of America, or U.S. GAAP.

Events of default	You will have rights if an Event of Default occurs with respect to the Notes and is not cured.

The term “Event of Default” in respect of the Notes means any of the following:

• We do not pay the principal of any Note when due and payable at maturity;

• We do not pay interest on any Note when due and payable, and such default is not cured within 30 days of its due date;

• We remain in breach of any other covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding Notes);

• We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

• On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage of less than 100%, giving effect to any exemptive relief granted to us by the SEC.

Further issuances
We have the ability to issue additional debt securities under the indenture with terms different from the Notes and, without the consent of the holders of the Notes, to reopen the Notes and issue additional Notes. If we issue additional debt securities, these additional debt securities could have a lien or other security interest greater than that accorded to the holders of the Notes, which are unsecured.

Use of proceeds
We estimate that the net proceeds we will receive from the sale of the Notes will be approximately $48.1 million (or approximately $55.4 million if the underwriters exercise their over-allotment option in full) based on a public offering price of $25.00 per Note, after deducting the underwriting discount of $1,562,500 (or $1,796,875 if the underwriters fully exercise their over-allotment option) payable by us and estimated offering expenses of approximately $300,000 payable by us. We may change the size of this offering based on demand and market conditions.

We intend to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objective and for other general corporate purposes.

We also intend to use a portion of the net proceeds from this offering to repay outstanding indebtedness under the PWB Credit Facility. As of October 7, 2019, we had $45.8 million of indebtedness outstanding under the PWB Credit Facility, which bore interest at a rate of 5.25% as of such date. The PWB Credit Facility matures on February 28, 2021.

Governing law	The Notes and the indenture will be governed by and construed in accordance with the laws of the State of New York.

Global clearance and settlement procedures
Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA
The following selected financial and other data for the years ended December 31, 2018, 2017, 2016, 2015, and 2014 are derived from our consolidated financial statements that have been audited by BDO USA, LLP, our former independent auditors. The selected financial and other data for the six months ended June 30, 2019 and 2018 and other quarterly financial information is derived from our unaudited financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the six months ended June 30, 2019 are not necessarily indicative of the results that may be expected for the year ending December 31, 2019. The data should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities,” and the consolidated financial statements and related notes included elsewhere in this prospectus supplement and the accompanying prospectus.

	For the Six Months Ended June 30,		For the Years Ended December 31,
	2019	2018	2018	2017	2016	2015	2014
	(Unaudited)
Statement of Operations Data:
Investment income
Interest income	$23,444	$17,426	$38,607	$28,124	$26,400	$27,764	$20,653
PIK interest income	366	606	1,193	1,508	1,194	1,206	683
Dividend income	262	257	315	482	475	245	124
Preferred equity PIK dividend income	434	540	906	1,399	1,433	1,116	446
Fee income	739	452	1,813	1,913	1,592	1,933	914
Total investment income	25,245	19,281	42,834	33,426	31,094	32,264	22,820
Expenses
Management fees	3,898	2,908	6,335	4,999	4,516	5,225	2,916
Incentive fees, net of waiver	2,408	1,849	4,387	2,962	3,333	2,627	1,253
Other expenses	9,251	6,150	13,727	9,588	9,100	11,001	9,516
Total expenses, net	15,557	10,907	24,449	17,549	16,949	18,853	13,685
Net investment income	9,688	8,374	18,385	15,877	14,145	13,411	9,135
Net realized gain (loss) on investments	(894)	(9,021)	(4,779)	6,833	2,404	(1,562)	(3,359)
Net unrealized appreciation (depreciation) on investments	(1,709)	9,135	(4,034)	(14,800)	(2,721)	6,382	4,164
Net increase in net assets resulting from operations	7,085	8,488	9,572	7,910	13,828	18,231	9,940
Per share data:
Net asset value	$12.95	$13.70	$13.10	$14.12	$14.82	$14.76	$14.24
Net investment income	0.73	0.63	1.38	1.28	1.46	1.39	0.95
Net realized gain (loss) on investments	(0.07)	(0.67)	(0.36)	0.55	0.25	(0.17)	(0.35)
Net unrealized appreciation (depreciation) on investments	(0.13)	0.67	(0.30)	(1.19)	(0.29)	0.66	0.42
Net increase in net assets resulting from operations	0.53	0.64	0.72	0.64	1.43	1.89	1.03
Distributions declared (1)	0.68	1.05	1.73	1.36	1.36	1.36	1.36
Total return based on market value (7)	19.8%	5.3%	2.8%	(4.7)%	32.3%	9.0%	2.4%
Balance sheet data at period end:
Investments, at fair value	$484,718	$362,832	$396,797	$277,499	$281,627	$257,296	$312,234
Cash and cash equivalents	9,404	22,665	38,172	72,952	17,659	32,714	12,447
Other assets	10,749	7,176	6,452	7,327	5,744	4,666 (2)	11,823 (2)
Total assets	504,871	392,673	441,421	357,778	305,030	294,676 (2)	336,504 (2)
Debt	281,510	155,410	254,826	164,823	156,343	146,460 (2)	194,935 (2)
Total liabilities	50,229	209,744	266,398	169,442	161,252	151,664 (2)	199,033 (2)
Total net assets	173,132	182,929	175,023	188,336	143,778	143,012	137,471
Other data (unaudited):
Weighted average yield on performing debt and Structured Finance Note investments (3) (6)	11.41%	12.26%	11.50%	12.11%	12.08%	11.89%	9.53%
Weighted average yield on total debt and Structured Finance Note investments (4) (6)	11.10%	11.80%	11.12%	11.59%	11.72%	11.84%	9.41%
Weighted average yield on total investments (5) (6)	10.49%	11.06%	10.49%	10.35%	10.88%	10.79%	8.99%
Number of portfolio companies at end of year	64	42	50	37	41	39	62

(1)	The return of capital portion of these distributions for the years ended December 31, 2018, 2017, 2016, 2015, and 2014, was $0, $0, $0.09, $0.23, and $0.72, respectively.

(2)
On January 1, 2016, we adopted ASU 2015-03 which requires that debt issuance costs related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the carrying amount of the debt liability rather than as an asset. Adoption of ASU 2015-03 requires the changes to be applied retrospectively.

(3)
The weighted average yield on our performing debt and Structured Finance Note investments is computed as (a) the sum of (i) the annual stated accruing interest on debt investments plus the annualized accretion of Net Loan Fees; and (ii) the annual effective yield on Structured Finance Notes divided by (b) amortized cost of our debt and Structured Finance Note investments, excluding debt investments in non-accrual status as of the balance sheet date.

(4)
The weighted average yield on our total debt and Structured Finance Note investments is computed as (a) the sum of (i) the annual stated accruing interest plus the annualized accretion of Net Loan Fees and (ii) plus the annual effective yield on Structured Finance Notes divided by (b) amortized cost of our debt and Structured Finance Note investments, including debt investments in non-accrual status as of the balance sheet date.

(5)
The weighted average yield on total investments is computed as (a) the sum of (i) the annual stated accruing interest on our debt investments at the balance sheet date plus the annualized accretion of Net Loan Fees, (ii) the effective yield on our performing preferred equity investments, and (iii) the annual effective yield on Structured Finance Notes, divided by (b) amortized cost of our total investment portfolio, including assets in non-accrual status as of the balance sheet date.

(6)
The weighted average yield of our investments is not the same as a return on investment for our stockholders but, rather, the gross investment income from our investment portfolio before the payment of all of our fees and expenses. There can be no assurance that the weighted average yield will remain at its current level.

(7)
Calculation is ending market value less beginning market value, adjusting for dividends and distributions reinvested at prices obtained in the Company’s dividend reinvestment plan for the respective distributions.

SELECTED QUARTERLY FINANCIAL DATA

	Quarter Ended
	June 30, 2019	March 31, 2019
Total investment income	$12,900	$12,345
Net investment income	4,860	4,828
Net loss on investments	(1,507)	(1,096)
Net increase in net assets resulting from operations	3,353	3,732
Net investment income per share – basic and diluted (1)	$0.36	$0.36
Net increase in net assets resulting from operations per share – basic and diluted (1)	$0.25	$0.28
Net asset value per share (2)	$12.95	$13.04

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Total investment income	$12,571	$10,982	$10,278	$9,003
Net investment income	5,321	4,690	4,558	3,816
Net gain (loss) on investments	(9,416)	489	437	(323)
Net increase (decrease) in net assets resulting from operations	(4,095)	5,179	4,995	3,493
Net investment income per share – basic and diluted (1)	$0.40	$0.35	$0.34	$0.29
Net increase (decrease) in net assets resulting from operations per share – basic and diluted (1)	$(0.30)	$0.39	$0.37	$0.26
Net asset value per share (2)	$13.10	$13.75	$13.70	$13.67

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total investment income	$8,292	$9,122	$7,978	$8,034
Net investment income	3,819	4,402	4,316	3,340
Net gain (loss) on investments	331	(3,227)	(6,597)	1,526
Net increase (decrease) in net assets resulting from operations	4,150	1,175	(2,281)	4,866
Net investment income per share – basic and diluted (1)	$0.28	$0.33	$0.33	$0.34
Net increase (decrease) in net assets resulting from operations per share – basic and diluted (1)	$0.22	$0.09	$(0.17)	$0.50
Net asset value per share (2)	$14.12	$14.15	$14.40	$14.98

(1)	Based on weighted average shares outstanding for the respective period.

(2)	Based on shares outstanding at the end of the respective period.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
In addition to factors identified elsewhere in this prospectus supplement and the accompanying prospectus, including the “Risks Factors” section of this prospectus supplement and the “Risk Factors” section of the accompanying prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our ability and experience operating a BDC or an SBIC, or maintaining our tax treatment as a RIC under Subchapter M of the Code;

•	our dependence on key personnel;

•	our ability to maintain or develop referral relationships;

•	our ability to replicate historical results;

•	the ability of OFS Advisor to identify, invest in and monitor companies that meet our investment criteria;

•	actual and potential conflicts of interest with OFS Advisor and other affiliates of OFSAM;

•	constraint on investment due to access to material nonpublic information;

•	restrictions on our ability to enter into transactions with our affiliates;

•	limitations on the amount of SBA-guaranteed debentures that may be issued by an SBIC;

•	our ability to comply with SBA regulations and requirements;

•	the use of borrowed money to finance a portion of our investments;

•	competition for investment opportunities;

•	the ability of SBIC I LP to make distributions enabling us to meet RIC requirements;

•	our ability to raise debt or equity capital as a BDC;

•	the timing, form and amount of any distributions from our portfolio companies;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the general economy and its impact on the industries in which we invest;

•	uncertain valuations of our portfolio investments; and

•	the effect of new or modified laws or regulations governing our operations, including the ability to incur additional leverage under the Small Business Credit Availability Act.
This prospectus supplement and the accompanying prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

RISK FACTORS
Investing in the Notes involves a number of significant risks. In addition to the other information contained in this prospectus supplement and the accompanying prospectus, you should consider carefully the following information before making an investment. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value could decline, and you may lose all or part of your investment.
Risks Related to the Notes
The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future and will rank pari passu with, or equal to, all outstanding and future unsecured, unsubordinated indebtedness issued by us and our general liabilities.
The Notes will not be secured by any of our assets or any of the assets of any of our subsidiaries. As a result, the Notes will be effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus supplement (including the PWB Credit Facility) or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured as to which we subsequently grant a security interest) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our secured indebtedness or secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of October 7, 2019, we had $45.8 million in outstanding indebtedness under the PWB Credit Facility. The indebtedness under the PWB Credit Facility is effectively senior to the Notes to the extent of the value of the assets securing such indebtedness.
The Notes will rank pari passu, which means equal in right of payment, with all outstanding and future unsecured, unsubordinated indebtedness issued by us, including our 6.375% notes due 2025 and our 6.50% notes due 2025, of which we had $50 million and $48.5 million outstanding, respectively, as of October 7, 2019. The Notes will also rank pari passu with, or equal to, our general liabilities (total liabilities, less debt). In total, these general liabilities were $7.4 million as of October 7, 2019. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of such indebtedness may assert rights equal to the holders of the Notes, which may limit recovery by the holders of the Notes.
The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
The Notes will be obligations exclusively of OFS Capital Corporation, and not of any of our subsidiaries. None of our subsidiaries will be a guarantor of the Notes, and the Notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such entities (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such entities. Even if we are recognized as a creditor of one or more of these entities, our claims would still be effectively subordinated to any security interests in the assets of any such entity and to any indebtedness or other liabilities of any such entity senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities, including trade payables, of any of our existing or future subsidiaries, including SBIC I LP and OFSCC-FS. As of October 7, 2019, our subsidiaries had total indebtedness outstanding of $196.5 million, including, without limitation, $46.7 million in borrowings outstanding under the BNP Facility (which is secured by substantially all of the assets held by OFSCC-FS) and $149.9 million in SBA-guaranteed debentures issued by SBIC I LP. Certain of these entities currently serve as guarantors under the PWB Credit Facility, and in the future our subsidiaries may incur substantial additional indebtedness, all of which is and would be structurally senior to the Notes.
The indenture under which the Notes will be issued contains limited protection for holders of the Notes.
The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•
issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in those entities and therefore rank structurally senior to the

Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in each case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals 150% after such borrowings. See “— Because we have received the approval of our board of directors, we are subject to 150% Asset Coverage” below;

•
pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause our asset coverage to fall below the threshold specified in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to us if we determine to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time in order to maintain the BDC’s status as a RIC under Subchapter M of the Code. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 150% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.
In addition, the indenture (as defined in “Description of the Notes”) will not require us to make an offer to purchase the Notes in connection with a change of control or any other event.
Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, if any, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.
Our ability to recapitalize, incur additional debt (including additional debt that matures prior to the maturity of the Notes), and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.
Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for, trading levels, and prices of the Notes.
There is no existing trading market for the Notes and, even if The Nasdaq Global Select Market approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit your ability to sell the Notes and/or the market price of the Notes.
The Notes will be a new issue of debt securities for which there initially will not be a trading market. We intend to list the Notes on The Nasdaq Global Select Market within 30 days of the original issue date under the symbol “OFSSI”. However, there is no assurance that the Notes will be approved for listing on The Nasdaq Global Select Market.
Moreover, even if the listing of the Notes is approved, we cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion.
Accordingly, we cannot assure you that the Notes will be approved for listing on The Nasdaq Global Select Market, that a liquid trading market will develop or be maintained for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.
Our amount of debt outstanding will increase as a result of this offering, and if we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.
As of October 7, 2019, we had approximately $45.8 million of indebtedness outstanding under the PWB Credit Facility, $50 million of 6.375% Notes due 2025 outstanding and $48.5 million of 6.50% Notes due 2025 outstanding. Any default under the agreements governing our indebtedness, including a default under the PWB Credit Facility, the 6.375% Notes due 2025, the 6.50% Notes due 2025 or other indebtedness to which we may be a party that is not waived by the required lenders or holders of such indebtedness, and the remedies sought by lenders or the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, as applicable, in the instruments governing our indebtedness (including the PWB Credit Facility, the 6.375% Notes due 2025 and the 6.50% Notes due 2025), we could be in default under the terms of the agreements governing such indebtedness and the Notes. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the PWB Credit Facility or other debt we may incur in the future could elect to terminate their commitment, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.
Our ability to generate sufficient cash flow in the future is, to some extent, subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the PWB Credit Facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes, our other debt, and to fund other liquidity needs.
If our operating performance declines and we are not able to generate sufficient cash flow to service our debt obligations, we may in the future need to refinance or restructure our debt, including any Notes sold, sell assets, reduce or delay capital investments, seek to raise additional capital or seek to obtain waivers from the lenders under the PWB Credit Facility, the holders of our 6.375% Notes due 2025, the holders of our 6.50% Notes due 2025 or other debt that we may incur in the future to avoid being in default. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt. If we breach our covenants under the PWB Credit Facility, the 6.375% Notes due 2025, the 6.50% Notes due 2025 or any of our other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders thereof. If this occurs, we would be in default under the PWB Credit Facility, the 6.375% Notes due 2025, the 6.50% Notes due 2025 or other debt, the lenders or holders could exercise rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt, including the PWB Credit Facility. Because the PWB Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if we have a default under the terms of the Notes, the 6.375% Notes due 2025 or the 6.50% Notes due 2025, the obligations under the PWB Credit Facility or any future credit facility may be accelerated and we may be unable to repay or finance the amounts due.
Legislative or regulatory tax changes could adversely affect investors.
Changes in tax laws, regulations or administrative interpretations or any amendments thereto could adversely affect us, the entities in which we invest, or our noteholders. In particular, on December 22, 2017, legislation commonly known as the Tax Cuts and Jobs Act was signed into law. This tax legislation lowers the general federal corporate income tax rate from 35 percent to 21 percent, makes changes regarding the use of net operating losses, repeals the corporate alternative minimum tax and makes significant changes with respect to the U.S. international tax rules. In addition, the legislation generally requires a taxpayer that uses the accrual method of accounting for U.S. tax purposes to include certain amounts in income no later than the time such amounts are reflected on certain financial statements, which therefore if applicable could require us or a holder to accrue income earlier than under prior law, although the precise application of this rule is unclear at this time. The legislation also limits the amount or value of net interest deductions of borrowers, which could potentially affect the loan market and our and our portfolio companies’ use of leverage. For individual taxpayers, the legislation temporarily reduces the maximum individual income tax rate for taxable years 2018 through 2025. The impact of this new legislation on us, the entities in which we invest, and the holders of the Notes is uncertain. You are urged to consult with your tax advisor with respect to the impact of this legislation and the status of any other regulatory or administrative developments and proposals and their potential effect on your investment in the Notes.
We may choose to redeem the Notes when prevailing interest rates are relatively low.
On or after October 31, 2021, we may choose to redeem the Notes from time to time, especially if prevailing interest rates are lower than the rate borne by the Notes. If prevailing rates are lower at the time of redemption, and we redeem the Notes, you likely would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.
A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our securities, if any, could cause the liquidity or market value of the Notes to decline significantly.
Our credit ratings, if any, are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are paid for by the issuer and are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion.
The Notes have received a private rating of BBB+ from Egan-Jones Rating Company. An explanation of the significance of ratings may be obtained from the rating agency. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings. There can be no assurance that our credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agency if in their judgment future circumstances relating to the basis of the credit ratings, such as adverse changes in our company, so warrant.
Risks Related to Our Business and Structure
Because we have received the approval of our board of directors, we are subject to 150% Asset Coverage.
The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). However, the SBCAA has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the SBCAA, we are allowed to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive stockholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows a “required majority” (as defined in Section 57(o) of the 1940 Act) of our directors to approve an increase in our leverage capacity, and such approval would become effective after one year from the date of approval. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage.
On May 3, 2018 our board of directors approved the application of the reduced asset coverage ratio to us. As a result, effective May 3, 2019, we may increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150% (i.e., the amount of debt may not exceed 66 2/3% of the value of our assets), assuming that additional borrowings are available. Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then the additional leverage would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not increased our leverage. Conversely, if the value of our assets decreases, the additional leverage would cause net asset value to decline more sharply than it otherwise would have had we not increased our leverage. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the additional leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not increased our leverage. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique. See “ — Risks Related to Our Business and Structure — We finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” in the accompanying prospectus.

In addition, the ability of BDCs to increase their leverage will increase the capital available to BDCs and thus competition for the investments that we seek to make. This may negatively impact pricing on the investments that we do make and adversely affect our net investment income and results of operations.

USE OF PROCEEDS
We estimate that the net proceeds we will receive from the sale of the Notes will be approximately $48.1 million (or approximately $55.4 million if the underwriters exercise their over-allotment option in full) based on a public offering price of $25.00 per Note, after deducting the underwriting discount and commissions of $1,562,500 (or approximately $1,796,875 if the underwriters fully exercise their over-allotment option) payable by us and estimated offering expenses of approximately $300,000 payable by us. We may change the size of this offering based on demand and market conditions.
We intend to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objective and for other general corporate purposes.
We also intend to use a portion of the net proceeds from this offering to repay outstanding indebtedness under the PWB Credit Facility. As of October 7, 2019, we had $45.8 million of indebtedness outstanding under the PWB Credit Facility, which bore interest at a rate of 5.25% as of such date. The PWB Credit Facility matures on February 28, 2021.
We anticipate that substantially all of the net proceeds from the sale of the Notes will be used as described above within three months of their receipt by us. Pending such uses and investments, we will invest the remaining net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. The management fee payable by us to OFS Advisor will not be reduced while our assets are invested in such securities. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

CAPITALIZATION
The following table sets forth our capitalization as of June 30, 2019:

•	on an actual basis; and

•
on an as adjusted basis for the sale of $50,000,000 aggregate principal amount of the Notes offered by this prospectus supplement and the accompanying prospectus (assuming no exercise of the over-allotment option) based on an assumed public offering price of $25.00 per Note, after deducting the underwriting discounts and commissions of $1,562,500 payable by us and estimated offering expenses of approximately $300,000 payable by us but before the use of proceeds from this offering as described in “Use of Proceeds” in this prospectus supplement.

You should read this table together with “Use of Proceeds” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and related notes thereto included in this prospectus supplement and the accompanying prospectus.

	June 30, 2019
	Actual	As Adjusted(1)
	(amounts in thousands)
Assets:
Investments, at fair value	$484,718	$484,718
Cash	9,404	57,542
Other assets	10,749	10,749
Total assets	$504,871	$553,009

Liabilities:
The Notes offered hereby, net of deferred debt issuance costs	$—	$48,138
Unsecured Notes, net of deferred debt issuance costs	95,474	95,474
SBA-guaranteed debentures payable, net of deferred debt issuance costs(1)	147,786	147,786
PWB Credit Facility(2)	38,250	38,250
Other liabilities(3)	50,229	50,229
Total liabilities	331,739	379,877
Net assets	173,132	173,132

Shareholders’ equity:
Preferred stock, par value $0.01 per share; 20,000,000 shares authorized, 0 shares issued and outstanding	$—	$—
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 13,366,461 shares issued and outstanding	134	134
Capital in excess of par value	172,998	172,998
Total shareholders’ equity	$173,132	$173,132

(1)
As of October 7, 2019, we had approximately $149.9 million of SBA-guaranteed debentures outstanding. This table has not been adjusted to reflect the change in our outstanding SBA-guaranteed debentures subsequent to June 30, 2019.

(2)
As of October 7, 2019, we had approximately $45.8 million outstanding under the PWB Credit Facility. This table has not been adjusted to reflect the changes in our outstanding borrowings under the PWB Credit Facility subsequent to June 30, 2019.

(3) As of June 30, 2019, we had approximately $42.6 million in outstanding investment purchases that were subsequently settled by drawing on the BNP Facility. As of October 7, 2019, we had approximately $46.8 million outstanding under the BNP Facility.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
The information contained in this section should be read in conjunction with the “Selected Consolidated Financial Data” and our financial statements and notes thereto appearing elsewhere in this prospectus supplement and the accompanying prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere in this prospectus supplement and under “Risk Factors” in the accompanying prospectus.
Defined Terms
We have used "we," "us," "our," "our company" and "the Company" to refer to OFS Capital Corporation in this report. We also have used several other terms in this report, which are explained or defined below:

Term	Explanation or Definition
1940 Act	Investment Company Act of 1940, as amended
Administration Agreement	Administration Agreement between the Company and OFS Services dated November 7, 2012
Annual Distribution Requirement	Distributions to our stockholders, for each taxable year, of at least 90% of our ICTI
April 2017 Offering	The April 2017 follow-on public offering of 3,625,000 shares of our common stock at an offering price of $14.57 per share
ASC	Accounting Standards Codification, as issued by the FASB
ASU	Accounting Standards Updates, as issued by the FASB
BDC	Business Development Company under the 1940 Act
BLA	Business Loan Agreement, as amended, with Pacific Western Bank, as lender, which provides the Company with a senior secured revolving credit facility
BNP Facility
Revolving credit and security agreement by and among OFSCC-FS, the lenders from time to time parties thereto, BNP Paribas, as administrative agent, OFSCC-FS Holdings, LLC, a wholly owned subsidiary of the Company, as equityholder, the Company, as servicer, Citibank, N.A., as collateral agent and Virtus Group, LP, as collateral administrator, which provides for borrowings in an aggregate principal amount up to $150,000,000.

Board	The Company's board of directors
CLO	Collateralized loan obligation
Code	Internal Revenue Code of 1986, as amended
Direct Investment	A debt or equity investment in a portfolio company, excluding Structured Finance Notes
DRIP	Distribution reinvestment plan
EBITDA	Earnings before interest, taxes, depreciation, and amortization
Exchange Act	Securities Exchange Act of 1934, as amended
FASB	Financial Accounting Standards Board
GAAP	Accounting principles generally accepted in the United States
HPCI	Hancock Park Corporate Income, Inc., a Maryland corporation and non-traded BDC for whom OFS Advisor serves as investment adviser
ICTI	Investment company taxable income, which is generally net ordinary income plus net short-term capital gains in excess of net long-term capital losses
Indicative Prices	Market quotations, prices from pricing services or bids from brokers or dealers
Investment Advisory Agreement	Investment Advisory and Management Agreement between the Company and OFS Advisor dated November 7, 2012
IPO	Initial Public Offering
LIBOR	London Interbank Offered Rate
NBIB	Non-binding indicative bid

Term	Explanation or Definition
Net Loan Fees	The cumulative amount of fees, such as discounts, premiums and amendment fees that are deferred and recognized as income over the life of the loan.
OCCI	OFS Credit Company, Inc., a Delaware corporation and a non-diversified, closed-end management investment company for whom OFS Advisor serves as investment adviser
OFS Advisor	OFS Capital Management, LLC, a wholly owned subsidiary of OFSAM and registered investment advisor under the Investment Advisers Act of 1940, as amended
OFS Capital WM	OFS Capital WM, LLC, a wholly owned investment company subsidiary of the Company
OFS Services	OFS Capital Services, LLC, a wholly owned subsidiary of OFSAM and affiliate of OFS Advisor
OFSAM	Orchard First Source Asset Management, LLC, a full-service provider of capital and leveraged finance solutions to U.S. corporations
OFSCC-FS	OFSCC-FS, LLC, an indirect wholly owned subsidiary of the Company
PIK	Payment-in-kind, non-cash interest or dividends payable as an addition to the loan or equity security producing the income.
Prime Rate	United States Prime interest rate
PWB Credit Facility	Senior secured revolving credit facility between the Company and Pacific Western Bank, as lender
RIC	Regulated investment company under the Code
SBA	U.S. Small Business Administration
SBCAA	Small Business Credit Availability Act
SBIC	A fund licensed under the SBA small business investment company program
SBIC Acquisition	The Company's acquisition of the remaining ownership interests in SBIC I LP and OFS SBIC I GP, LLC on December 4, 2013
SBIC Act	Small Business Investment Act of 1958, as amended
SBIC I LP	OFS SBIC I, LP, a wholly owned SBIC subsidiary of the Company
SEC	U.S. Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Secured Revolver Amendment	The amended Business Loan Agreement with Pacific Western Bank, as lender, dated April 10, 2019
Stock Repurchase Program	The open market stock repurchase program for shares of the Company’s common stock under Rule 10b-18 of the Exchange Act
Structured Finance Notes
CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses

The Order
We received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain funds managed by Affiliated Funds in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions.

Transaction Price	The cost of an arm's length transaction occurring in the same security
Unsecured Notes	The combination of the Unsecured Notes Due April 2025 and the Unsecured Notes Due October 2025
Unsecured Notes Due April 2025	The Company’s $50.0 million aggregate principal amount of 6.375% notes due April 30, 2025
Unsecured Notes Due October 2025	The Company’s $48.5 million aggregate principal amount of 6.5% notes due October 30, 2025

Overview
We are an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act, which imposes certain investment restrictions on our portfolio. Our investment activities are managed by OFS Advisor; and OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. In exchange for these services we pay OFS Advisor a base management fee and an incentive fee and we pay OFS Services an administration fee. The base management fee, incentive fee, and the administration fee represents a substantial portion of our total expenses.
Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments in middle-market companies in the United States. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the bulk of our portfolio companies since inception. We believe that this market segment will continue to produce significant investment opportunities for us.
We execute our investment strategy, in part, through SBIC I LP, a licensee under the SBA's SBIC program. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA leverage funding is subject to SBIC I LP’s payment of certain fees to the SBA, and the ability of SBIC I LP to draw on the leverage commitment is subject to its compliance with SBA regulations and policies, including an audit by the SBA. For additional information regarding the regulation of SBIC I LP, see "Business—Regulation—Small Business Investment Company Regulation" in the accompanying prospectus. On a stand-alone basis, SBIC I LP held approximately $245.4 million and $251.1 million in assets at June 30, 2019 and December 31, 2018, respectively, which accounted for approximately 49% and 57% of our total consolidated assets, respectively.
We also execute on our investment strategy to add additional leverage, in part, through OFSCC-FS, which established the BNP Facility on June 20, 2019, to provide borrowings in an aggregate principal amount up to $150.0 million. The BNP Facility will enable us to use the flexibility and incremental leverage permitted under the SBCAA. On a stand-alone basis, OFSCC-FS held approximately $51.4 million and $-0- million in assets at June 30, 2019 and December 31, 2018, respectively, which accounted for approximately 10.2% and -0-% of our total consolidated assets, respectively.
We generate revenue in the form of interest income on debt investments, and capital gains and dividend income from our equity investments. Our debt investments typically have a term of three to eight years and bear interest at fixed and floating rates. As of June 30, 2019, floating rate and fixed rate loans comprised 89% and 11%, respectively, of our current debt investment portfolio at fair value. Our Structured Finance Notes comprise 4.3% of our portfolio at fair value. We expect to make quarterly distributions, such that we distribute substantially all of our ICTI. In addition, although we intend to distribute at least annually net realized capital gains, net of taxes if any, out of assets legally available for such distributions, we may also retain such capital gains for investment through a deemed distribution.
Further, we have elected to be taxed as a RIC under the Code. As a RIC, we are not required to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our ICTI. We are required to recognize ICTI in circumstances in which we have not received a corresponding payment in cash. For example, we hold debt obligations that are treated under applicable tax rules as issued at a discount and debt instruments with PIK interest, and we must include in ICTI each year the portion of the discount and PIK interest that accrues for that year (as it accrues over the life of the obligation), irrespective of the fact the cash representing such income is received by us in that taxable year. The continued recognition of non-cash ICTI may cause difficulty in meeting the Annual Distribution Requirement. We may be required to sell investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities to meet this requirement. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
The 1940 Act generally prohibits a BDC from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). On March 23, 2018, the Consolidated Appropriations Act of 2018, which includes the SBCAA, was signed into law. The SBCAA amends the 1940 Act to permit a BDC to reduce the required minimum asset coverage ratio applicable to it from 200% to 150%, subject to certain requirements described therein.
On May 3, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, effective May 3, 2019, the asset coverage ratio test applicable to us has decreased from 200% to 150%. Additionally, we received exemptive relief from the SEC effective November 26, 2013, which allows us to exclude our SBA guaranteed debentures from the definition of senior securities in the statutory asset coverage ratio under the 1940 Act.

We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to our Business and Structure" in the accompanying prospectus. As a BDC, we may need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage. For additional overview information on the Company, see "Business" in the accompanying prospectus.

Critical Accounting Policies and Significant Estimates
Our critical accounting policies and estimates are those relating to revenue recognition and fair value estimates. Management has discussed the development and selection of each critical accounting policy and estimate with the Audit Committee of the Board. For descriptions of our revenue recognition and fair value policies, see "Item 8. Financial Statements - Notes to Financial Statements - Note 2" and "Management's Discussion and Analysis - Critical Accounting Policies and Significant Estimates" in our Annual Report on Form 10-K for the year ended December 31, 2018.
Fair value estimates. As of June 30, 2019, approximately 96% of our total assets were carried at fair value, which was generally measured using the either the discounted cash flow or market-approach valuation techniques, or on the basis of NBIB provided by pricing services. Our discounted cash flow valuations involve a determination of a discount rate commensurate with the risk inherent of each investment. Management uses two primary methods to estimate discount rates: the weighted-average cost of capital method, which is a method based upon a hypothetical recapitalization of the entity given its current operating performance and current market conditions; and a hypothetical debt rating method, which assigns a surrogate debt rating to the entity based on known industry standards for assigning such ratings and then estimates the discount rate based on observed market yields for actual rated debt. Management may also use a relative value method to estimate yields, which involves measuring the discount rate of non-traded subject debt investments based on an expected or assumed relationship between NBIB or observed prices on traded debt and the subject debt for a portfolio company. All methods for estimating the discount rate generally involve calibration of the internal rate of return on the subject investment at close or purchase date to the observable inputs utilized in each method as of or near that date. These methods generally produce a range of discount rates, and management, under the supervision of the Board, generally selects the midpoint of the range for fair value measures. Such midpoint values may be further limited based on the portfolio company's ability to prepay the investment without penalty.
Our market approach valuations, generally applied to equity investments and investments in non-performing debt, involve a determination of an enterprise value multiple to a financial performance metric for the portfolio company, generally EBITDA. These determinations are based on identification of a comparable set of publicly traded companies and determination of a public-to-private liquidity adjustment factor, generally through calibration to transaction prices in the subject investment instrument. This method generally produces a range of multiplier values and management, under the supervision of the Board, generally select the midpoint of the range for fair value measures.
The following table illustrates the impact of our fair value measures if we selected the low or high end of the range of values for all investments at June 30, 2019 (dollar amounts in thousands):

	Fair Value at June 30, 2019	Range of Fair Value
Investment Type		Low-end	High-end
Debt investments:
Senior secured	$341,261	$335,421	$347,103
Senior secured (valued at Transaction Prices)	38,695	38,695	38,695
Subordinated	44,975	44,426	45,527

Investment:
Structured finance notes	21,070	20,570	21,370

Equity investments:
Preferred equity	15,943	14,121	17,201
Common equity and warrants	22,774	19,533	27,175
	$484,718	$472,766	$497,071

Related Party Transactions
We have entered into a number of business relationships with affiliated or related parties, including the following:

•
The Investment Advisory Agreement with OFS Advisor to manage our operating and investment activities. Under the Investment Advisory Agreement we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. See “Financial Statements–Note 3” in this prospectus supplement.

•
The Administration Agreement with OFS Services, an affiliate of OFS Advisor, to provide us with the office facilities and administrative services necessary to conduct our operations. See “Financial Statements–Note 3" in this prospectus supplement.

•
A license agreement with OFSAM, the parent company of OFS Advisor, under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS”. Under this agreement, we have a right to use the “OFS” name for so long as OFS Advisor or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “OFS” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with OFS Advisor is in effect.

OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to us and OFS Advisor is free to furnish similar services to other entities, including other funds affiliated with OFS Advisor, so long as its services to us are not impaired. OFS Advisor also serves as the investment adviser to CLO funds and other assets, including HPCI and OCCI. Additionally, OFS Advisor expects to provide sub-advisory services to CIM Real Assets & Credit Fund, a newly organized externally managed registered investment company that intends to operate as an interval fund that expects to invest primarily in a combination of real estate, credit and related investments.
OFS Advisor agreed to waive a portion of its base management fee by reducing the portion of such fee from 0.4375% per quarter (1.75% annualized) to 0.25% per quarter (1.00% annualized) of the average value of the portion of the total assets held by the Company through OFSCC-FS (the "OFSCC-FS Assets"), at the end of the two most recently completed calendar quarters to the extent that such portion of the OFSCC-FS Assets are financed using leverage (also calculated on an average basis) that causes the Company’s statutory asset coverage ratio to fall below 200%. When calculating its statutory asset coverage ratio, the Company excludes its SBA guaranteed debentures from its total outstanding senior securities as permitted pursuant to exemptive relief granted by the SEC dated November 26, 2013. The waiver will be renewable on an annual basis and the amount of the base management fee waived with respect to the OFSCC-FS Assets shall not be subject to recoupment by OFS Advisor.
The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. On October 12, 2016, we received the Order from the SEC to permit us to co-invest in portfolio companies with certain BDCs, registered investment companies and private funds managed by OFS Advisor, or any adviser that controls, is controlled by, or is under common control with, OFS Advisor and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, in a manner consistent with our investment strategy as well as applicable law, including the terms and conditions of the Order. Pursuant to the Order, we are generally permitted to participate in a co-investment transaction if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors makes certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. We have applied for a new exemptive order, which, if granted, would supersede the Order and would permit us greater flexibility to enter into co-investment transactions. There can be no assurance that we will obtain such new exemptive relief from the SEC.

Portfolio Composition and Investment Activity
Portfolio Composition
As of June 30, 2019, the fair value of our debt investment portfolio totaled $424.9 million in 64 portfolio companies, of which 89% and 11% were senior secured loans and subordinated loans, respectively, and approximately $38.7 million in equity investments, at fair value, in 15 portfolio companies in which we also held debt investments. We also have five portfolio companies in which we solely held an equity investment, as well as three investments in Structured Finance Notes with a fair value of $21.1 million. We had unfunded commitments of $4.1 million to three portfolio companies at June 30, 2019. Set forth in the tables and charts below is selected information with respect to our portfolio as of June 30, 2019 and December 31, 2018.
The following table summarizes the composition of our portfolio of Direct Investments as of June 30, 2019, and December 31, 2018 (dollar amounts in thousands):

	June 30, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Senior secured debt investments (1)	$390,382	$379,956	$325,873	$319,017
Subordinated debt investments	56,435	44,975	56,212	44,540
Preferred equity	21,462	15,943	19,620	14,613
Common equity and warrants	13,419	22,774	11,606	18,627
Total Direct Investments	$481,698	$463,648	$413,311	$396,797
Total number of portfolio companies	69	69	50	50

(1)
Includes debt investments in which we have entered into contractual arrangements with co‑lenders whereby, subject to certain conditions, we have agreed to receive our principal payments after the repayment of certain co‑lenders pursuant to a payment waterfall. The aggregate amortized cost and fair value of these investments was $75,953 and $75,917, respectively, at June 30, 2019, and $68,207 and $67,480, respectively, at December 31, 2018.

As of June 30, 2019, our investment portfolio’s three largest industries by fair value, were (1) Manufacturing (16.2%), (2) Professional, Scientific, and Technical Services (13.8%), and (3) Health Care and Social Assistance (12.5%), totaling approximately 42.5% of the investment portfolio. For a full summary of our investment portfolio by industry, see “Financial Statements–Note 4" in this prospectus supplement.
The following table presents our investment portfolio by legal entity within the consolidated group as of June 30, 2019, and December 31, 2018 (dollar amounts in thousands):

	June 30, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
OFS Capital Corporation (Parent)	$203,970	$199,766	$191,752	$184,122
SBIC LP	250,483	236,919	221,559	212,675
OFSCC-FS	48,105	48,033	—	—
Total investments	$502,558	$484,718	$413,311	$396,797
The following table presents our debt investment portfolio by investment size as of June 30, 2019, and December 31, 2018 (dollar amounts in thousands):

	Amortized Cost				Fair Value
	June 30, 2019		December 31, 2018		June 30, 2019		December 31, 2018
Up to $4,000	$55,395	12.4%	$24,785	6.4%	$62,942	14.8%	$25,117	6.9%
$4,001 to $7,000	72,140	16.1	66,756	17.5	70,694	16.6	60,151	16.5
$7,001 to $10,000	92,349	20.7	92,389	24.2	67,443	15.9	92,687	25.5
$10,001 to $13,000	20,934	4.7	44,527	11.7	33,628	7.9	34,032	9.4
Greater than $13,000	205,999	46.1	153,628	40.2	190,224	44.8	151,570	41.7
Total	$446,817	100.0%	$382,085	100.0%	$424,931	100.0%	$363,557	100.0%

The following table displays the composition of our performing debt investment and Structured Finance Note portfolio by weighted average yield as of June 30, 2019, and December 31, 2018:

	June 30, 2019				December 31, 2018
	Senior Secured	Subordinated	Structured Finance		Senior Secured	Subordinated	Structured Finance
Weighted Ave. Yield (1)	Debt	Debt	Notes	Total	Debt	Debt	Notes	Total
Less than 8%	10.4%	—%	—%	8.9%	0.7%	—%	—%	0.7%
8% - 10%	7.4	—	—	6.4	22.5	—	—	19.8
10% - 12%	52.4	26.8	—	47.5	42.9	26.9	—	41.0
12% - 14%	26.3	56.6	63.2	30.9	29.5	56.5	—	32.7
Greater than 14%	3.5	16.6	36.8	6.3	4.4	16.6	—	5.8
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—%	100.0%
Weighted average yield - performing debt and Structured Finance Note investments (1)	11.11%	12.81%	13.89%	11.41%	11.33%	12.74%	—%	11.50%
Weighted average yield - total debt and Structured Finance Note investments (2)	11.11%	9.99%	13.89%	11.10%	11.33%	9.93%	—%	11.12%
(1) The weighted average yield on our performing debt and Structured Finance Note investments is computed as (a) the sum of (i) the annual stated accruing interest on debt investments plus the annualized accretion of Net Loan Fees; and (ii) the annual effective yield on Structured Finance Notes divided by (b) amortized cost of our debt and Structured Finance Note investments, excluding debt investments in non-accrual status as of the balance sheet date.
(2) The weighted average yield on our total debt and Structured Finance Note investments is computed as (a) the sum of (i) the annual stated accruing interest plus the annualized accretion of Net Loan Fees and (ii) plus the annual effective yield on Structured Finance Notes divided by (b) amortized cost of our debt and Structured Finance Note investments, including debt investments in non-accrual status as of the balance sheet date.
The weighted average yield on total investments was 10.49% and 10.49% at June 30, 2019 and December 31, 2018, respectively. Weighted average yield on total investments is computed as (a) the sum of (i) the annual stated accruing interest on our debt investments at the balance sheet date plus the annualized accretion of Net Loan Fees, (ii) the effective yield on our performing preferred equity investments, and (iii) the annual effective yield on Structured Finance Notes, divided by (b) amortized cost of our total investment portfolio, including assets in non-accrual status as of the balance sheet date. The weighted average yield of our investments is not the same as a return on investment for our stockholders but, rather, the gross investment income from our investment portfolio before the payment of all of our fees and expenses. There can be no assurance that the weighted average yield will remain at its current level.
The weighted average yield on performing portfolio-company debt securities, including Structured Finance Notes, decreased slightly to 11.41% at June 30, 2019, from 11.50% at December 31, 2018, primarily due to the 10.7% weighted-average yield of debt investments in new portfolio companies during the six months ended June 30, 2019.
As of June 30, 2019, and December 31, 2018, floating rate loans at fair value were 89% and 87% of our debt portfolio, excluding Structured Finance Notes, respectively, and fixed rate loans at fair value were 11% and 13% of this portfolio, respectively.

Investment Activity
The following is a summary of our Direct Investment activity for the three and six months ended June 30, 2019 (dollar amounts in millions).

	Three Months Ended June 30, 2019		Six Months Ended June 30, 2019
	Debt Investments	Equity Investments	Debt Investments	Equity Investments
Investments in new portfolio companies	$40.8	$—	$72.3	$4.1
Investments in existing portfolio companies
Follow-on investments	13.0	—	22.8	—
Delayed draw and revolver funding	5.4	—	8.2	—
Total investments in existing portfolio companies	18.4	—	31.0	—
Total investments in new and existing portfolio companies	$59.2	$—	$103.3	$4.1
Number of new portfolio company investments	22	—	25	2
Number of existing portfolio company investments	7	—	14	—

Proceeds/distributions from principal payments/ equity investments	3.3		9.3	$—
Proceeds from investments sold or redeemed	14.0		30.3	—
Total proceeds from principal payments, equity distributions and investments sold	$17.3	$—	$39.6	$—
Notable investments in new portfolio companies during the six months ended June 30, 2019, include Chemical Resources Holdings, Inc. ($13.6 million senior secured loan and $1.8 million in common equity) and TTG Healthcare, LLC ($11.9 million senior secured loan and $2.3 million preferred equity).
The weighted-average yield of direct debt investments in new portfolio companies during the six months ended June 30, 2019 was 10.7%.
We also invested $20.9 million in Structure Finance Notes with a weighted average annual effective yield of 13.89% during the six months ended June 30, 2019.

The following is a summary of our Direct Investment activity for the three and six months ended June 30, 2018 (dollar amounts in millions).

	Three Months Ended June 30, 2018		Six Months Ended June 30, 2018
	Debt Investments	Equity Investments	Debt Investments	Equity Investments
Investments in new portfolio companies	$44.2	$—	$112.6	$4.6
Investments in existing portfolio companies
Follow-on investments	2.8	—	26.4	0.3
Delayed draw and revolver funding	—	—	1.4	—
Total investments in existing portfolio companies	2.8	—	27.8	0.3
Total investments in new and existing portfolio companies	$47.0	$—	$140.4	$4.9
Number of new portfolio company investments	5	—	13	4
Number of existing portfolio company investments	1	—	7	1

Proceeds/distributions from principal payments/ equity investments	6.2	—	19.2	—
Proceeds from investments sold or redeemed	11.8	2.4	38.9	3.5
Total proceeds from principal payments, equity distributions and investments sold	18.0	2.4	58.1	3.5
Notable investments in new portfolio companies during the six months ended June 30, 2018, included Online Tech Stores, LLC ($16.1 million subordinated loan), 3rd Rock Gaming, LLC (dba Planet Bingo) ($21.6 million senior secured loan and $2.5 million common equity), and Performance Team, LLC ($20.3 million senior secured loan).
The weighted-average yield of debt investments in new portfolio companies during the six months ended June 30, 2018, was 11.47%.
Our level of investment activity may vary substantially from period to period depending on various factors, including, but not limited to, the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.
We categorize direct investments in the debt securities of portfolio companies into seven risk categories based on relevant information about the ability of borrowers to service their debt. For additional information regarding our risk categories, see “Business–Portfolio Review/Risk Monitoring” in the accompanying prospectus. The following table shows the classification of our debt securities of portfolio companies, excluding Structured Finance Notes, by credit risk rating as of June 30, 2019, and December 31, 2018 (dollar amounts in thousands):

	Debt Investments, at Fair Value
Risk Category	June 30, 2019		December 31, 2018
1 (Low Risk)	$—	—%	$—	—%
2 (Below Average Risk)	3,788	0.9	3,788	1.0
3 (Average)	362,145	85.3	329,635	90.7
4 (Special Mention)	58,369	13.7	29,284	8.1
5 (Substandard)	—	—	—	—
6 (Doubtful)	629	0.1	850	0.2
7 (Loss)	—	—	—	—
	$424,931	100.0%	$363,557	100.0%
Changes in the distribution of our debt investments across risk categories were a result of new debt investments, the receipt of amortization payments on existing debt investments, repayment of certain debt investments in full, changes in the fair value of our existing debt investments, realized gains on the sale of investments, as well as the change in PM Acquisitions,

LLC, Envocore Holdings, LLC, Constellis Holdings, LLC and MAI Holdings, Inc. from risk category 3 to risk category 4, with a total amortized cost and fair value of $36.0 million and $29.7 million, respectively, and other investment activity.
Non-Accrual Loans
When there is reasonable doubt that principal, cash interest, or PIK interest will be collected, loan investments are placed on non-accrual status and the Company will generally cease recognizing cash interest, PIK interest, or Net Loan Fee amortization, as applicable. Interest accruals and Net Loan Fee amortization are resumed on non-accrual investments only when they are brought current with respect to principal, interest and when, in the judgment of management, the investments are estimated to be fully collectible as to all principal. The aggregate amortized cost and fair value of loans on non-accrual status with respect to all interest and Net Loan Fee amortization was $12,403 and $629, respectively, at June 30, 2019, and $12,403 and $850, respectively, at December 31, 2018.
In August 2018, the Elgin Fasteners Group senior secured loan became contractually due. The lending group entered into a forbearance agreement with respect to the maturity date through September 26, 2019, subject to other terms and conditions. The investment will continue to accrue interest as the borrower has continued to make interest and amortization payments.

Results of Operations
Key Financial Measures
The following is a discussion of the key financial measures that management employs in reviewing the performance of our operations.
Total Investment Income. We generate revenue in the form of interest income on direct debt investments in portfolio companies and Structured Finance Notes, as well as dividend income from our equity investments. Our direct debt investments in portfolio companies typically have a term of three to eight years and bear interest at fixed and floating rates. As of June 30, 2019, floating rate and fixed rate loans comprised 89% and 11%, respectively, of our direct debt investments in portfolio companies at fair value; however, in accordance with our investment strategy, we expect that over time the proportion of fixed rate loans will continue to increase. In some cases, our direct debt investments in portfolio companies provide for PIK interest, or PIK dividends (meaning interest or dividends paid in the form of additional principal amount of the loan or equity security instead of in cash). We also generate revenue in the form of management, valuation, and other contractual fees, which is recognized as the related services are rendered. In the general course of business, we receive certain fees from portfolio companies that are non-recurring in nature. Such non-recurring fees include prepayment fees on certain loans repaid prior to their scheduled due date, which are recognized as earned when received, and syndication fees for sourcing, structuring, and arranging the lending group, which are recognized as earned upon closing of the investment. Net Loan Fees are capitalized, and accreted or amortized over the life of the loan as interest income. When we receive principal payments on a loan in an amount that exceeds its amortized cost, we will also recognize the excess principal payment as income in the period it is received.
Expenses. Our primary operating expenses include interest expense due under our outstanding borrowings, the payment of fees to OFS Advisor under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. Additionally, we will pay interest expense on any outstanding debt under any new credit facility or other debt instrument we may enter into. We will bear all other out-of-pocket costs and expenses of our operations and transactions, whether incurred by us directly or on our behalf by a third party, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	transfer agent and custodial fees;

•	out-of-pocket fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing and long-distance telephone;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•	other expenses incurred by either OFS Services or us in connection with administering our business.
Net Gain (Loss) on Investments. Net gain (loss) on investments consists of the sum of: (a) realized gains and losses from the sale of debt or equity securities, or the redemption of equity securities; and (b) net unrealized appreciation or depreciation on debt and equity investments. In the period in which a realized gain or loss is recognized, such gain or loss will generally be offset by the reversal of accumulated net unrealized appreciation or depreciation, and the net gain recognized in that period will generally be smaller. The accumulated net unrealized appreciation or depreciation on debt securities is also reversed when those investments are redeemed or paid off prior to maturity. In such instances, the reversal of accumulated unrealized appreciation or depreciation will be reported as a net loss or gain, respectively, and may be partially offset by the acceleration of any premium or discount on the debt security, which is reported in interest income, and any prepayment fees on the debt security, which is reported in fee income.
We do not believe that our historical operating performance is necessarily indicative of our future results of operations that we expect to report in future periods. We are primarily focused on investments in middle-market companies in the United States, including debt investments and, to a lesser extent, equity investments, including warrants and other minority equity securities, which differs to some degree from our historical investment concentration, in senior secured loans to middle-market companies in the United States. Moreover, as a BDC and a RIC, we will also be subject to certain constraints on our operations, including, but not limited to, limitations imposed by the 1940 Act and the Code. In addition, SBIC I LP is subject to regulation and oversight by SBA. For the reasons described above, the results of operations described below may not necessarily be indicative of the results we expect to report in future periods.
Net increase in net assets resulting from operations can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, annual comparisons of net increase in net assets resulting from operations may not be meaningful.

Comparison of the three and six months ended June 30, 2019, and 2018
Consolidated operating results for the three and six months ended June 30, 2019 and 2018, are as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Investment income
Interest income:
Cash interest income (including accretion of interest on Structured Finance Notes)	$11,961	$8,971	$22,941	$16,684
Net Loan Fee amortization	228	308	406	583
Other interest income	21	65	97	159
Total interest income	12,210	9,344	23,444	17,426
PIK income:
PIK interest income	205	233	366	606
Preferred equity PIK dividends	219	201	434	540
Total PIK income	424	434	800	1,146
Dividend income:
Common and preferred equity cash dividends	89	94	262	257
Total dividend income	89	94	262	257
Fee income:
Management and syndication	133	388	651	421
Prepayment and other fees	44	18	88	31
Total fee income	177	406	739	452
Total investment income	12,900	10,278	25,245	19,281
Total expenses, net	8,040	5,720	15,557	10,907
Net investment income	4,860	4,558	9,688	8,374
Net gain (loss) on investments	(1,507)	437	(2,603)	114
Net increase in net assets resulting from operations	$3,353	$4,995	$7,085	$8,488
Interest and PIK income by debt investment type for the three and six months ended June 30, 2019 and 2018, is summarized below (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Interest income and PIK interest income:
Senior secured debt investments	$10,386	$7,421	$19,933	$13,771
Subordinated debt investments	1,400	2,156	2,780	4,261
Structured Finance Notes	629	—	1,097	—
Total interest income and PIK interest income	12,415	9,577	23,810	18,032
Plus purchased premiums (less Net Loan Fees) accelerations	13	(110)	12	(123)
Recurring interest income and PIK interest income	$12,428	$9,467	$23,822	$17,909
Investment Income
We consider our interest income on direct debt investments to portfolio companies, other than acceleration of Net Loan Fees recognized upon the repayment of a loan, PIK interest income, and the accretable yield on Structured Finance Notes to be recurring in nature. Such recurring interest income and PIK interest income increased by $3.0 million for the three months ended June 30, 2019, compared to the three months ended June 30, 2018, primarily due to a $3.1 million increase from an approximately $100 million increase in the average outstanding performing loan balance and a $0.1 million decrease resulting from a 8 basis point decrease in the recurring earned yield on our portfolio.

Syndication fees, prepayment fees and the acceleration of Net Loan Fees generally result from periodic transactions rather than from holding portfolio investments and are considered to be non-recurring. Syndication fees of $118,000 and $623,000 included in management, valuation and syndication fees for the three and six months ended June 30, 2019, respectively, resulted from approximately $14.0 million and $74.5 million in loan originations during those periods, respectively, in which OFS Advisor sourced, structured, and arranged the lending group, and for which we were additionally compensated.
Fee income increased $0.3 million for the six months ended June 30, 2019 compared to the six months ended June 30, 2018, primarily due to an increase in syndication fees.
Expenses
Operating expenses for the three and six months ended June 30, 2019 and 2018, are presented below (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Interest and financing expense	$3,645	$2,169	$7,100	$3,803
Management fee	2,055	1,548	3,898	2,908
Incentive fee	1,245	1,135	2,408	1,871
Professional fees	368	200	903	401
Administration fee	417	358	854	941
Other expenses	310	310	394	1,005
Total expenses before incentive fee waiver	8,040	5,720	15,557	10,929
Incentive fee waiver	—	—	—	(22)
Total expenses, net of incentive fee waiver	$8,040	$5,720	$15,557	$10,907
Interest expense for the three and six months ended June 30, 2019 increased over the corresponding periods in the prior year primarily due to the issuance of the Unsecured Notes. Interest expense incurred on our debt during the three and six months ended June 30, 2019 and 2018 is summarized below (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
SBA Debentures	$1,280	$1,280	$2,548	$2,548
PWB Credit Facility	633	177	1,094	543
Unsecured Notes Due April 2025	860	712	1,720	712
Unsecured Notes Due October 2025	866	—	1,732	—
BNP Facility	6	—	6	—
Total interest expense (1)	$3,645	$2,169	$7,100	$3,803
(1) Interest expense is inclusive of interest on the outstanding balance, commitment fees on undrawn amounts, and the amortization of deferred financing costs.
Management fee expense for the three and six months ended June 30, 2019, increased over the corresponding periods in the prior year due to an increase in our average total assets, resulting from the issuance of the Unsecured Notes and the establishment of the BNP Facility.
The $0.1 million and $0.5 million increase in incentive fee expense for three and six months ended June 30, 2019, respectively, compared to the corresponding periods in the prior year was attributable to an increase in net investment income resulting from the increase in the size of the investment portfolio. On May 1, 2018, OFS Advisor irrevocably waived Income Incentive Fees of approximately $22,000 related to net investment income that it would otherwise be entitled to under the Investment Advisory Agreement for the three months ended March 31, 2018.
Professional fees for the three and six months ended June 30, 2019, increased over the corresponding periods in the prior year due to fees relating to the 2018 audit, as well as the retention of additional third-party valuation services, which did not occur during the three and six months ended June 30, 2018.
Administration fee expense for the six months ended June 30, 2019, decreased $0.1 million over the corresponding period in the prior year primarily due to an decrease in our allocable portion of OFS Services’s overhead. The six months ended

June 30, 2018 included OFS Services's overhead costs in connection with a foreign debt transaction that we elected not to pursue due to regulatory changes and market conditions, which did not reoccur during the six months ended June 30, 2019.
Other expenses for the six months ended June 30, 2019, decreased over the corresponding period in the prior year primarily due to legal and other offering costs incurred during the first quarter of 2018 in connection with a foreign debt transaction that we elected not to pursue due to regulatory changes and market conditions. Other expenses for the three months ended June 30, 2019 remained stable over the corresponding period in the prior year.
Net Gain (Loss) on Investments
Net gain (loss) by investment type for the three and six months ended June 30, 2019 and 2018, were as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Senior secured debt	$(3,254)	$(1,675)	$(3,383)	$(1,396)
Subordinated debt	57	(208)	212	(1,608)
Preferred equity	137	(573)	(1,592)	(1,685)
Common equity and warrants	1,722	2,893	1,950	4,803
Structured Finance Notes	(169)	—	210	—
Net gain (loss) on investments	$(1,507)	$437	$(2,603)	$114
Three and six months ended June 30, 2019
We recognized net losses of $3.3 million on senior secured debt during the three months ended June 30, 2019, primarily as a result of the unrealized depreciation of $2.5 million on Constellis Holdings, LLC. Additional net unrealized losses of $1.0 million for the six months ended June 30, 2019 were primarily a result of net negative impact of portfolio company-specific performance factors. We also recognized a realized gain of $0.2 million primarily as a result of the partial sale of our investment in Cenexel Clinical Research Holdings, Inc. and the sale of our investment in Davis Vision, Inc.
We recognized net gains of $0.1 million on subordinated debt during the three months ended June 30, 2019, primarily as a result of net positive impact of portfolio company-specific performance factors. Additional net gains of $0.2 million for the six months ended June 30, 2019 were primarily a result of unrealized appreciation of $0.5 million on Online Tech Stores, LLC.
We recognized net gains of $0.1 million on preferred equity investments for the three months ended June 30, 2019, primarily as a result of net positive impact of portfolio company-specific performance factors. We recognized net losses of $1.6 million on preferred equity securities for the six months ended June 30, 2019, primarily due to a realized loss of $0.9 million on Maverick Healthcare Equity, LLC and unrealized depreciation of $0.8 million on our investment in TRS Services, LLC Class A units.
We recognized net gains of $1.7 million on common equity and warrant investments for the three months ended June 30, 2019, primarily as a result of unrealized appreciation of $0.7 million and $0.6 million on our investments in Professional Pipe Holdings, LLC and MTE Holding Corp. respectively. Additional net gains of $2.0 million on common equity and warrant investments for the six months ended June 30, 2019 were primarily a result of unrealized appreciation of $4.3 million across several portfolio company investments from the positive impact of portfolio company-specific performance factors, offset by unrealized depreciation of $2.3 million in Contract Datascan Holdings, Inc. as a result of negative portfolio company-specific performance factors.
We recognized unrealized depreciation of $0.2 million on Structured Finance Notes for the three months ended June 30, 2019, and unrealized appreciation of $0.2 million for the six months ended June 30, 2019, primarily as a result of net positive impact of mark-to-market adjustments since our investment purchases.
Three and six months ended June 30, 2018
We recognized net losses of $1.7 million on senior secured debt during the three months ended June 30, 2018, primarily as a result of an additional net loss of $1.2 million from the sale of Jobson Healthcare Information, LLC. Additional unrealized losses of $0.5 million and $0.2 million for the three and six months ended June 30, 2018, respectively, were primarily a result of the net negative impact of portfolio company-specific performance factors and the impact of changes to certain market loan indices.

We recognized net losses of $0.2 million on subordinated debt during the three months ended June 30, 2018, primarily due to unrealized depreciation of $0.3 million recognized on our subordinated debt investment in Master Cutlery, LLC, which was placed on non-accrual during the second quarter of 2018 and written down to a fair value of $2.3 million at June 30, 2018. We recognized net losses of $1.6 million for the six months ended June 30, 2018, primarily as a result of a realized loss of $3.5 million on Southern Technical Institute, LLC and net unrealized gains of $1.7 million primarily as a result of net positive impact of portfolio company-specific performance factors and the impact of changes to certain market loan indices.
We recognized net losses of $0.6 million on preferred equity investments for the three months ended June 30, 2018, primarily as a result of unrealized depreciation on certain portfolio investments due to the net negative impact of portfolio company-specific performance factors. We recognized net losses of $1.7 million for the six months ended June 30, 2018, primarily due to a $1.0 million unrealized loss on My Alarm Center Class B Preferred and a $1.2 million unrealized loss in TRS Services, LLC Class A units.
We recognized net gains of $2.9 million on common equity and warrant investments for the three months ended June 30, 2018, primarily as a result of unrealized appreciation stemming from the positive impact of portfolio company-specific performance factors. We recognized net gains of $4.8 million on common equity and warrant investments for the six months ended June 30, 2018, primarily as a result of a $2.0 million unrealized gain in Pfanstiehl Holdings, Inc. and a $2.2 million unrealized gain in Contract Datascan Holdings, Inc.

Liquidity and Capital Resources
At June 30, 2019, we held cash of $9.4 million, which includes cash of $6.0 million held by SBIC I LP, our wholly owned SBIC. Our use of cash held by SBIC I LP is restricted by SBA regulation, including limitations on the amount of cash SBIC I LP can distribute to OFS Capital Corporation as parent company (the "Parent"). Any such distributions to the Parent from SBIC I LP are generally restricted under SBA regulations to a statutory measure of undistributed accumulated earnings of SBIC I LP. During the six months ended June 30, 2019, the Parent received $11.0 million in cash distributions from SBIC I LP. At June 30, 2019, OFSCC-FS held cash of $-0- and had available borrowings under the BNP Facility of $-0-, of which $-0- were available for distribution under the terms of the BNP Facility. Distributions from OFSCC-FS to the parent are restricted by the terms and conditions of the BNP Facility.
At June 30, 2019, the Parent had $8.5 million of cash available for general corporate activities, which includes $5.1 million held by SBIC I LP that was available to it for distribution. Additionally, the Parent had available borrowings of $43.1 million under its PWB Credit Facility at June 30, 2019. The Parent may make unsecured loans to SBIC I LP the aggregate of which cannot exceed $35 million at any given time, and no interest may be charged on the unpaid principal balance. There were no intercompany loans between the Parent and SBIC I LP as of June 30, 2019.

Sources and Uses of Cash
We generate cash through operations from net investment income and the net liquidation of portfolio investments, and use cash in our operations in the net purchase of portfolio investments. Significant variations may exist between net investment income and cash from net investment income, primarily due to the recognition of non-cash investment income, including certain Net Loan Fee amortization, PIK interest, and PIK dividends, which generally will not be fully realized in cash until we exit the investment. As discussed in "Financial Statements–Note 3," we pay OFS Advisor a quarterly incentive fee with respect to our pre-incentive fee net investment income, which includes investment income that we have not received in cash. In addition, we must distribute substantially all our taxable income, which approximates, but will not always equal, the cash we generate from net investment income to maintain our RIC tax treatment. Historically, our distributions have been in excess of taxable income, and we have limited history of net taxable gains. We also obtain cash to fund investments or general corporate activities from the issuance of securities and our revolving line of credit. These principal sources and uses of cash and liquidity are presented below (in thousands):

	Six Months Ended June 30,
	2019	2018
Cash from net investment income	$7,109	$8,528
Cash received from realized gains	130	518
Net (purchases and originations) repayments of portfolio investments	(51,642)	(83,913)
Net cash used in operating activities	(44,403)	(74,867)

Distributions paid to stockholders(1):
From net investment income	(8,976)	(9,007)
From realized gains	—	(4,887)
Net borrowings (repayments) under line of credit	26,250	(9,600)
Net proceeds from issuance of Unsecured Notes Due April 2025	—	48,247
Other financing	(1,639)	(173)
Decrease in cash	$(28,768)	$(50,287)

(1)
The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our ICTI for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. The 2018 distribution from realized gains represents a special dividend of undistributed net long-term capital gains that we realized in 2017. See "Financial Statements–Note 10" in this prospectus supplement.

Cash from net investment income
Cash from net investment income decreased $1.4 million for the six months ended June 30, 2019, compared to the six months ended June 30, 2018 principally due to an increase in collected net interest and fee income of $6.5 million, offset by an increase in fees paid to OFS Advisor and affiliates of $2.0 million, as well as increase in other expenses paid of $5.9 million.
Cash received from realized gains
Cash received on realized gains may differ from realized gains in the statement of operations due to delays in the receipt of sale proceeds related to escrow and earn-out provisions in the investment sales transactions.
Net (purchases and originations) repayments of portfolio investments
During the six months ended June 30, 2019, net purchases and originations of portfolio investments were primarily due to $90.2 million of cash we used to purchase portfolio investments, offset by $38.7 million of cash we received from amortized cost repayments and sales on our portfolio investments. During the six months ended June 30, 2018, net repayments were due to $145.2 million of cash we received from principal payments and sales on our portfolio investments, offset by $61.8 million of cash we used to purchase portfolio investments. See "—Portfolio Composition and Investment Activity–Investment Activity."

Borrowings
SBA Debentures
SBIC I LP has a SBIC license that allows it to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to us, and bear interest payable semi-annually, and each debenture has a maturity date that is ten years following issuance. The interest rate was fixed at the first pooling date after issuance, which was March and September of each year, at a market-driven spread over U.S. Treasury Notes with ten-year maturities. SBA regulations currently limit the amount that an SBIC may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $350 million. As of June 30, 2019 and 2018, SBIC I LP had fully drawn the $149.9 million of leverage commitments from the SBA.
On a stand-alone basis, SBIC I LP held $245.4 million, and $251.1 million in assets at June 30, 2019, and December 31, 2018, respectively, which accounted for approximately 49% and 57% of the Company’s total consolidated assets, respectively.
SBIC I LP is periodically examined and audited by the SBA’s staff to determine its compliance with SBA regulations. If SBIC I LP fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit SBIC I LP’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit SBIC I LP from making new investments.
We have received exemptive relief from the SEC effective November 26, 2013, which permits us to exclude SBA guaranteed debentures from the definition of senior securities in the statutory 200% asset coverage ratio under the 1940 Act, allowing for greater capital deployment.
PWB Credit Facility
We are party to a BLA with Pacific Western Bank, as lender, to provide us with a senior secured revolving credit facility, or PWB Credit Facility, which is available for general corporate purposes including investment funding. The maximum availability of the PWB Credit Facility is equal to 50% of the aggregate outstanding principal amount of eligible loans included in the borrowing base, which excludes subordinated loan investments (as defined in the BLA) and as otherwise specified in the BLA. The PWB Credit Facility is guaranteed by our subsidiaries OFS Capital WM and OFSCC-MB, Inc. and secured by all of our current and future assets excluding assets held by SBIC I LP, OFSCC-FS and the Company’s partnership interests in SBIC I LP and OFS SBIC I, GP.
On April 10, 2019, we executed an amendment (the “Secured Revolver Amendment”) to our PWB Credit Facility. The Secured Revolver Amendment, among other things: (i) increased the maximum amount available under the PWB Credit Facility from $50.0 million to $100.0 million; (ii) changed the interest rate from a variable rate of Prime Rate plus a 0.75% margin to a variable rate of Prime Rate plus a 0.25% margin (with a floor of 5.25%); (iii) extended the maturity date from January 31, 2020 to February 28, 2021; (iv) increased the minimum quarterly net investment income covenant from $2.0 million to $3.0 million; (v) reduced the statutory asset coverage ratio test from 200% to 150%; and (vi) added a total liabilities to Net Asset Value (as defined in the Secured Revolver Amendment) covenant of 300%.
In connection with the Secured Revolver Amendment, we incurred a 1.0% upfront fee on the $50.0 million incremental increase in the maximum amount available under the PWB Credit Facility, which equates to $500,000.
As of June 30, 2019, we had $38.3 million outstanding at a variable interest rate of 5.75% per annum, and $43.1 million available for use under the PWB Credit Facility.
The BLA contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, a minimum tangible net asset value, a minimum quarterly net investment income after incentive fees, and a statutory asset coverage test. The BLA also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change in investment advisor, and the occurrence of a material adverse change in our financial condition. As of June 30, 2019, the Company was in compliance with the applicable covenants.
Unsecured Notes
In April 2018, we publicly offered the Unsecured Notes Due April 2025 with aggregate principal of $50.0 million. The total net proceeds to the Company from the Unsecured Notes Due April 2025, after deducting underwriting discounts and offering costs of $1.8 million were $48.2 million. In October and November 2018, the Company publicly offered the Unsecured Notes Due October 2025 with aggregate principal of $48.5 million, which included a partial exercise of the underwriters overallotment option. The total net proceeds to the Company from the Unsecured Notes Due October 2025, after deducting underwriting discounts and offering expenses of $1.7 million, were $46.8 million. The combined Unsecured Notes totaled $98.5 million in aggregate principal debt, with net proceeds of $95.0 million to the Company.
The Unsecured Notes are direct unsecured obligations and rank equal in right of payment with all of our current and future unsecured indebtedness. Because the Unsecured Notes are not secured by any of our assets, they are effectively subordinated to all existing and future secured unsubordinated indebtedness (or any indebtedness that is initially unsecured as to which we subsequently grant a security interest), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the PWB Credit Facility.
As of June 30, 2019, the Unsecured Notes had the following terms and balances (amounts in thousands):

Unsecured Notes	Principal	Stated Interest Rate (1)	Effective Interest Rate (2)	Maturity (3)	Interest Expense (4)
Unsecured Notes Due April 2025	$50,000	6.375%	6.875%	4/30/2025	$1,720
Unsecured Notes Due October 2025	48,525	6.50%	7.01%	10/31/2025	1,732
Total	$98,525				$3,452

(1)	The weighted-average fixed cash interest rate on the Unsecured Notes as of June 30, 2019 was 6.44%.

(2)	The effective interest rate on the Unsecured Notes includes deferred debt issuance cost amortization.

(3)
The Unsecured Notes Due April 2025 may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2020. The Unsecured Notes Due October 2025 may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after October 31, 2020.

(4)	Interest expense includes deferred issuance costs amortization.
BNP Facility
On June 20, 2019, through OFSCC-FS, we entered into the BNP Facility, which provides for borrowings in an aggregate principal amount up to $150.0 million. Borrowings under the BNP Facility will bear interest based on an annual adjusted LIBOR rate for the relevant interest period, plus an applicable spread. The BNP Facility will mature on the earlier of June 20, 2024 or upon certain other events which result in accelerated maturity under the credit agreement. Borrowings under the BNP Facility are secured by substantially all of the assets held by OFSCC-FS. We incurred fees to the lender as well as legal costs of approximately $1.3 million to establish the BNP Facility. Availability under the BNP Facility was $-0- as all conditions for borrowing had not been satisfied as of June 30, 2019.
On July 29, 2019, OFSCC-FS borrowed $23,600 under the BNP Facility to settle amounts due as of June 30, 2019, for investment purchases.
Other Liquidity Matters
We expect to fund the growth of our investment portfolio utilizing borrowings under SBA debentures, follow-on equity offerings, and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act. We cannot assure stockholders that our plans to raise capital will be successful. In addition, we intend to distribute to our stockholders substantially all of our taxable income in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments or make additional investments in our portfolio companies. The illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.
In addition, as a BDC, we generally will be required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities (including SBIC I LP’s SBA-guaranteed debt), to total senior securities, which include all of our borrowings (excluding SBA-guaranteed debt) and any outstanding preferred stock (of which we had none at June 30, 2019), of at least 200% (or 150% on and after May 3, 2019). We received an exemptive order from the SEC to permit us to exclude the debt of SBIC I LP guaranteed by the SBA from the definition of Senior Securities in the statutory asset coverage ratio under the 1940 Act. This requirement limits the amount that we may borrow. To fund growth in our investment portfolio in the future, we anticipate the need to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

On March 23, 2018, the Consolidated Appropriations Act of 2018, which includes the SBCAA, was signed into law. The SBCAA amends the 1940 Act to permit a BDC to reduce the required minimum asset coverage ratio applicable to it from 200% to 150%, subject to certain requirements described therein.
On May 3, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, the asset coverage ratio test applicable to us was decreased from 200% to 150%, effective May 3, 2019.
On May 22, 2018, the Board authorized the Company to initiate the Stock Repurchase Program under which the Company may acquire up to $10.0 million of its outstanding common stock. Under the Stock Repurchase Program, the Company is authorized to repurchase shares in open-market transactions, including through block purchases, depending on prevailing market conditions and other factors. The Stock Repurchase Program may be extended, modified or discontinued at any time for any reason. The Company expects the Stock Repurchase Program to be in place through May 22, 2020, or until the approved dollar amount has been used to repurchase shares. The Stock Repurchase Program does not obligate the Company to acquire any specific number of shares, and all repurchases will be made in accordance with SEC Rule 10b-18, which sets certain restrictions on the method, timing, price and volume of stock repurchases. No shares of common stock were repurchased during the three months ended June 30, 2019.
As of June 30, 2019, the aggregate amount outstanding of the senior securities issued by us was $286.66 million, for which our asset coverage was 227%. Subsequent to June 30, 2019, we settled the June 30, 2019 payable for investments purchased of $42.28 million by borrowing approximately $35 million on the BNP Facility, resulting in a pro-forma asset coverage of 205%. The SBA debentures are not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC effective November 26, 2013. The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.
Contractual Obligations and Off-Balance Sheet Arrangements
The following table shows our contractual obligations as of June 30, 2019 (in thousands):

	Payments due by period
Contractual Obligation (1)	Total	Less than year	1-3 years (2)	3-5 years (2)	After 5 years (2)
PWB Credit Facility	$38,250	$—	$38,250	$—	$—
Unsecured Notes	98,525	—	—	—	98,525
SBA Debentures	149,880	—	—	21,000	128,880
BNP Facility	—	—	—	—	—
Total	$286,655	$—	$38,250	$21,000	$227,405

(1)	Excludes commitments to extend credit to our portfolio companies.

(2)
The PWB Credit Facility is scheduled to mature on February 28, 2021. The SBA debentures are scheduled to mature between September 2022 and 2025. The Unsecured Notes are scheduled to mature between April 2025 and October 2025.

We have entered into contracts with third parties under which we have material future commitments—the Investment Advisory Agreement, pursuant to which OFS Advisor has agreed to serve as our investment adviser, and the Administration Agreement, pursuant to which OFS Services has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations.
We may become a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. We had $4.1 million in unfunded commitments to three portfolio companies at June 30, 2019.
Distributions
We are taxed as a RIC under the Code. In order to maintain our status as a RIC, we are required to distribute annually to our stockholders at least 90% of our ICTI, as defined by the Code. Additionally, to avoid a 4% excise tax on undistributed earnings we are required to distribute each calendar year the sum of (i) 98% of our ordinary income for such calendar year (ii) 98.2% of our net capital gains for the one-year period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax. Maintenance of our RIC status also requires adherence to certain source of income and asset diversification requirements. Generally, a RIC is entitled to deduct dividends it pays to its stockholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, and taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest and dividends or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation, and amortization expense.
Our Board maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount not less than 90-100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend, or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income to a following year. Each year, a statement on Form 1099-DIV identifying the source of the distribution is mailed to the Company’s stockholders. Generally, a RIC is entitled to deduct dividends it pays to its stockholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, and taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest and dividends or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation, and amortization expense.
Recent Developments
On July 30, 2019, our Board declared a distribution of $0.34 per share for the third quarter of 2019, payable on September 30, 2019, to stockholders of record as of September 23, 2019.

Quantitative and Qualitative Disclosures About Market Risk
We are subject to financial market risks, including changes in interest rates. As of June 30, 2019, 89% of our debt investments bore interest at floating interest rates, at fair value. The interest rates on our debt investments bearing floating interest rates are usually based on a floating LIBOR, and the debt investments typically contain interest rate re-set provisions that adjust applicable interest rates to current market rates on a periodic basis. A significant portion of our loans that are subject to the floating LIBOR rates are also subject to a minimum base rate, or floor, that we charge on our loans if the current market rates are below the respective floors. As of June 30, 2019, substantially all of our floating rate loans were based on a floating LIBOR (not subject to a floor).
Our outstanding SBA debentures and Unsecured Notes bear interest at fixed rates. Our PWB Credit Facility has a floating interest rate provision based on the Prime Rate with a 5.25% interest rate floor, which resulted in an effective interest rate of 5.75% as of June 30, 2019.
Assuming that the interim and unaudited consolidated balance sheet as of June 30, 2019 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following tables show the annualized impact of hypothetical base rate changes in interest rates (in thousands).

Basis point increase	Interest income	Interest expense	Net increase
50	$1,983	$(194)	$1,789
100	3,863	(388)	3,475
150	5,743	(582)	5,161
200	7,624	(776)	6,848
250	9,504	(970)	8,534

Basis point decrease	Interest income	Interest expense	Net decrease
50	$(3,831)	$194	$(3,637)
100	(5,657)	194	(5,463)
150	(7,051)	194	(6,857)
200	(7,572)	194	(7,378)
250	(7,896)	194	(7,702)

Controls and Procedures
Our management, with the participation of our Chief Executive Officer and Chief Financial Officer evaluated the effectiveness of our disclosure controls and procedures as of June 30, 2019. The term “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) means controls and other procedures of a company that are designed to ensure that information required to be disclosed by a company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.
Management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving their objectives and management necessarily applies its judgment in evaluating the cost-benefit relationship of possible controls and procedures. Based on the foregoing evaluation of our disclosure controls and procedures as of June 30, 2019, our Chief Executive Officer and Chief Financial Officer concluded that, as of such date, our disclosure controls and procedures were effective at the reasonable assurance level.
Changes in Internal Control over Financial Reporting
No change in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) occurred during the fiscal quarter ended June 30, 2019 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

SENIOR SECURITIES
Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of June 30, 2019 and as of December 31, 2018, 2017, 2016, 2015, 2014, 2013 and 2012. The senior securities table as of December 31, 2018, 2017, 2016, 2015, and 2014 was audited by our immediate former independent registered public accounting firm, BDO USA, LLP. Information as of December 31, 2013 and 2012 was audited by our previous independent registered public accounting firm. The “ — ” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(dollar amounts in thousands, except per unit data) Class and Year	Total Amount Outstanding Excluding Treasury Securities(1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
6.50% Notes due 2025
December 31, 2019 (through June 30, 2019)	48,525	6,387	—	$25.16
December 31, 2018	48,525	5,817	—	24.43

6.375% Notes due 2025
December 31, 2019 (through June 30, 2019)	50,000	6,198	—	$25.20
December 31, 2018	50,000	5,645	—	24.84

PWB Credit Facility
December 31, 2019 (through June 30, 2019)	38,250	8,102	—	N/A
December 31, 2018	12,000	23,521	—	N/A
December 31, 2017	17,600	11,540	—	N/A
December 31, 2016	9,500	15,821	—	N/A
December 31, 2015	—	—	—	N/A

WM Credit Facility(6)
December 31, 2014	72,612	2,847	—	N/A
December 31, 2013	108,955	2,256	—	N/A
December 31, 2012	99,224	2,429	—	N/A

SBA debentures (SBIC I LP)(5)
December 31, 2019 (through June 30, 2019)	149,880	—	—	N/A
December 31, 2018	149,880	—	—	N/A
December 31, 2017	149,880	—	—	N/A
December 31, 2016	149,880	—	—	N/A
December 31, 2015	149,880	—	—	N/A
December 31, 2014	127,295	—	—	N/A
December 31, 2013	26,000	—	—	N/A
December 31, 2012	—	—	—	N/A

Total Senior Securities(7)
December 31, 2019 (as of June 30, 2019, unaudited)	286,665	2,266	—	N/A
December 31, 2018	260,405	2,554	—	N/A
December 31, 2017	167,480	11,540	—	N/A
December 31, 2016	159,380	15,821	—	N/A
December 31, 2015	149,880	—	—	N/A
December 31, 2014	199,907	2,847	—	N/A
December 31, 2013	134,955	2,256	—	N/A
December 31, 2012	99,224	2,429	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the class of senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “ — ” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)
Average market value per unit for our unsecured notes represents the average of the daily closing prices as reported on the Nasdaq Market during the period presented. Not applicable to our PWB Credit Facility, WM Credit Facility or SBA debentures because these senior securities are not registered for public trading.

(5)	The SBA debentures are not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.

(6)	The WM Credit Facility was terminated on May 28, 2015.
(7) The Asset Coverage Per Unit does not include the SBA debentures as described in footnote 5 above.

DESCRIPTION OF THE NOTES
The Notes will be issued under a base indenture dated as of April 16, 2018 and a third supplemental indenture thereto, to be entered into between us and U.S. Bank National Association, as trustee. We refer to the indenture and the third supplemental indenture collectively as the “indenture” and to U.S. Bank National Association as the “trustee.” The Notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default— Remedies if an Event of Default Occurs” below. Second, the trustee performs certain administrative duties for us with respect to the Notes.
This section includes a summary description of the material terms of the Notes and the indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the Notes. The base indenture has been attached as an exhibit to the registration statement of which this prospectus supplement is a part and the third supplemental indenture will be attached as an exhibit to a post-effective amendment to the registration statement of which this prospectus supplement is a part, in each case, as filed with the SEC. See “Available Information” in this prospectus supplement for information on how to obtain a copy of the indenture.
General
The Notes will mature on October 31, 2026. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the Notes is 5.95% per year and will be paid every January 31, April 30, July 31, and October 31, beginning on January 31, 2020, and the regular record dates for interest payments will be every January 15, April 15, July 15 and October 15, commencing January 15, 2020. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including October 15, 2019, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
We will issue the Notes in denominations of $25.00 and integral multiples of $25.00 in excess thereof. The Notes will not be subject to any sinking fund and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.
The indenture does not limit the amount of debt (including secured debt) that may be issued by us or our subsidiaries under the indenture or otherwise, but does contain a covenant regarding our asset coverage that would have to be satisfied at the time of our incurrence of additional indebtedness. See “— Covenants” and “— Events of Default.” Other than as described under “— Covenants” below, the indenture does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under “— Merger or Consolidation” below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or if our credit rating declines as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect your investment in the Notes.
We have the ability to issue indenture securities with terms different from the Notes and, without the consent of the holders of the Notes, to reopen the Notes and issue additional Notes.
Covenants
In addition to any other covenants described in this prospectus supplement and the accompanying prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment and related matters, the following covenants will apply to the Notes:

•
We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowings. See “Risk Factors — Risks Related to our Business and Structure — Because we have received the approval of our board of directors, we are subject to 150% Asset Coverage ” in this prospectus supplement.

•
We agree that for the period of time during which Notes are Outstanding, the Company will not declare any dividend (except a dividend payable in stock of the issuer), or declare any other distribution, upon a class of the capital stock of the Company, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Company has an asset coverage (as defined in the 1940 Act) of at least the threshold specified in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to the Company from time to time or any successor provisions thereto of the 1940 Act, as such obligation may be amended or superseded, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to (i) any exemptive relief granted to the Company by the SEC, and (ii) any SEC no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to the Company from time to time, as such obligation may be amended or superseded, in order to maintain such BDC’s status as a regulated investment company under Subchapter M of the Code.

•
If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable U.S. GAAP.

Optional Redemption
The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after October 31, 2021, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.
You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act, to the extent applicable.
If we redeem only some of the Notes, the trustee or, with respect to global securities, DTC, will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and the 1940 Act, to the extent applicable, and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.
Global Securities
Each Note will be issued in book-entry form and represented by a global security that we deposit with and register in the name of DTC or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “— Book-Entry Procedures” below.
Termination of a Global Security
If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.
Conversion and Exchange
The Notes are not convertible into or exchangeable for other securities.

Payment and Paying Agents
We will pay interest to the person listed in the trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Book-Entry Procedures” below.
Payments on Certificated Securities
In the event the Notes become represented by certificated securities, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date to the holder of the Notes as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the indenture or a notice to holders against surrender of the Note.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.
Events of Default
You will have rights if an Event of Default occurs in respect of the Notes and the Event of Default is not cured, as described later in this subsection.
The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of any Note when due and payable at maturity;

•	We do not pay interest on any Note when due and payable, and such default is not cured within 30 days of its due date;

•
We remain in breach of any other covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding Notes);

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

•
On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage (as such term is defined in the 1940 Act) of less than 100%, giving effect to any exemptive relief granted to us by the SEC.

An Event of Default for the Notes may, but does not necessarily, constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable, but this does not entitle any holder of Notes to any redemption payout or redemption premium. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the Notes (other than principal or any payment that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

•	You must give the trustee written notice that an Event of Default has occurred and remains uncured;

•
The holders of at least 25% in principal amount of all the Notes must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security, or both reasonably satisfactory to it against the cost and other liabilities of taking that action;

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	The holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the Notes, or else specifying any default.
Waiver of Default
The holders of a majority in principal amount of the Notes may waive any past defaults other than a default:

•	in the payment of principal (or premium, if any) or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder of the Notes.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the Notes;

•	Immediately after giving effect to the transaction, no default or Event of Default shall have happened and be continuing; and

•	we must deliver certain certificates and documents to the trustee.

Modification or Waiver
There are three types of changes we can make to the indenture and the Notes issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on the Notes;

•	reduce any amounts due on the Notes or reduce the rate of interest on the Notes;

•	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

•	change the place or currency of payment on a Note;

•	impair your right to sue for payment;

•	reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture; and

•
reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of Notes required to satisfy quorum or voting requirements at a meeting of holders of the Notes.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.
Changes Requiring Majority Approval
Any other change to the indenture and the Notes would require the following approval:

•	if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and

•
if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:
The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we or any affiliate of ours own any Notes. The Notes will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance” below.
We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the indenture. However, the record date may not be earlier than 30 days before the date of the first solicitation of holders to vote on or take such action and not later than the date such solicitation is completed. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.
Satisfaction and Discharge
The indenture will be discharged and will cease to be of further effect with respect to the Notes when:

•	Either

•	all the Notes that have been authenticated have been delivered to the trustee for cancellation; or

•	all the Notes that have not been delivered to the trustee for cancellation:

•	have become due and payable, or

•	will become due and payable at their stated maturity within one year, or

•	are to be called for redemption within one year,

•
and we, in the case of the first, second and third sub-bullets above, have irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders of the Notes, in amounts as will be sufficient, to pay and discharge the entire indebtedness (including all principal, premium, if any, and interest) on such Notes not previously delivered to the trustee for cancellation (in the case of Notes that have become due and payable on or prior to the date of such deposit) or to the stated maturity or redemption date, as the case may be;

•	we have paid or caused to be paid all other sums payable by us under the indenture with respect to the Notes; and

•
we have delivered to the trustee an officers’ certificate and legal opinion, each stating that all conditions precedent provided for in the indenture relating to the satisfaction and discharge of the indenture and the Notes have been complied with.

Defeasance
The following provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the Notes.
Covenant Defeasance
Under current U.S. federal income tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, the following must occur:

•
Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments; and

•
No default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance

If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•
Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service (“IRS”) ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments; and

•
No default or Event of Default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.
Form, Exchange and Transfer of Certificated Registered Securities
If registered Notes cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise, in denominations of $25.00 and amounts that are multiples of $25.00.
Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.00.
Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Note that will be partially redeemed.
If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.
Resignation of Trustee
The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Governing Law
The indenture and the Notes will be governed by and construed in accordance with the laws of the State of New York.
Indenture Provisions — Ranking
The Notes will be our direct unsecured obligations and will rank:

•	pari passu with our existing and future unsecured, unsubordinated indebtedness, including the 6.375% Notes due 2025 and the 6.50% Notes due 2025;

•	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; and

•
effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the PWB Credit Facility; and

•
structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including SBIC I LP, OFSCC-FS and any other future SBIC subsidiary of the Company, including, without limitation, borrowings under the BNP Facility (which is secured by substantially all of the assets held by OFSCC-FS) and the SBA-guaranteed debentures issued by SBIC I LP.

The Trustee under the Indenture
U.S Bank National Association serves as the trustee, paying agent, and security registrar under the indenture. Separately, our securities are held by U.S. Bank National Association pursuant to a custody agreement.
Book-Entry Procedures
The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.
The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount thereof, and will be deposited with DTC. Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s Ratings Services’ rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.
Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.
To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for its accuracy.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following summary describes certain U.S. federal income tax consequences applicable to an investment in the Notes. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The summary is based upon the Code, U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect, or to different interpretations. We cannot assure you that the IRS will not challenge one or more of the tax consequences described in this summary, and we have not obtained, nor do we intend to obtain, any ruling from the IRS or opinion of counsel with respect to the tax consequences of an investment in the Notes. Investors should consult their own tax advisors with respect to tax considerations that pertain to their investment in the Notes.
This summary discusses only Notes held as capital assets within the meaning of the Code (generally, property held for investment purposes) and does not purport to address persons in special tax situations, such as banks and other financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies, real estate investment trusts and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a position in a “straddle,” “hedge,” “constructive sale transaction,” “conversion transaction,” “wash sale” or other integrated transaction for U.S. federal income tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, or U.S. holders (as defined below) whose functional currency (as defined in the Code) is not the U.S. dollar. It does not address beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for cash at a price equal to their issue price (i.e., the first price at which a substantial amount of the Notes is sold for money to investors (other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placements agents or wholesalers)). It also does not address the U.S. federal income tax consequences to beneficial owners of the Notes subject to the special tax accounting rules under Section 451(b) of the Code. In addition, this summary only addresses U.S. federal income tax consequences, and, except as otherwise noted below, does not address other U.S. federal tax consequences, including, for example, estate or gift tax consequences. This summary also does not address any U.S. state or local or non-U.S. tax consequences. Investors considering purchasing the Notes should consult their own tax advisors concerning the application of the U.S. federal income tax laws to their individual circumstances, as well as any consequences to such investors relating to purchasing, owning and disposing of the Notes under the laws of any state, local, foreign or other taxing jurisdiction.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding Notes, and persons holding interests in such partnerships, should each consult their own tax advisors as to the consequences of investing in the Notes in their individual circumstances.
Taxation of U.S. Holders
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•
a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more “United States persons” (within the meaning of the Code) that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable U.S. Treasury regulations to be treated as a “United States person” (within the meaning of the Code); or

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source.
Payments of Interest
Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.
Sale, Exchange, Redemption, Retirement or Other Taxable Disposition of a Note
Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary interest income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations under the Code.
Additional Tax on Net Investment Income
An additional tax of 3.8% is imposed on certain “net investment income” (or “undistributed net investment income,” in the case of certain U.S. holders that are estates and trusts) received by certain U.S. holders with modified adjusted gross incomes above certain threshold amounts. “Net investment income” generally includes interest payments on, and gain recognized from the sale, exchange, redemption, retirement or other taxable disposition of, the Notes, less certain deductions. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.
Backup Withholding and Information Reporting
In general, a U.S. holder will be subject to U.S. federal backup withholding tax at the applicable rate with respect to payments on the Notes and the proceeds of a sale, exchange, redemption, retirement or other taxable disposition of the Notes, unless the U.S. holder is an exempt recipient and appropriately establishes that exemption, or provides its taxpayer identification number to the paying agent and certifies, under penalty of perjury, that it is not subject to backup withholding on an IRS Form W-9 and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder may be allowed as a credit against such U.S. holder’s U.S. federal income tax liability and may entitle such U.S. holder to a refund, provided the required information is furnished to the IRS in a timely manner. In addition, payments on the Notes made to, and the proceeds of a sale, exchange, redemption, retirement or other taxable disposition by, a U.S. holder generally will be subject to information reporting requirements, unless such U.S. holder is an exempt recipient and appropriately establishes that exemption.
Taxation of Non-U.S. Holders
For purposes of this discussion, the term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership for U.S. federal income tax purposes.
Interest on the Notes
Subject to the discussions of backup withholding and Foreign Account Tax Compliance Act, or FATCA, withholding below, payments to a non-U.S. holder of interest on the Notes generally will not be subject to U.S. federal income tax and will be exempt from withholding of U.S. federal income tax under the “portfolio interest” exemption if such non-U.S. holder properly certifies as to such non-U.S. holder’s foreign status, as described below, and:

•	such non-U.S. holder does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•	such non-U.S. holder is not a “controlled foreign corporation” that is related to us (actually or constructively);

•
such non-U.S. holder is not a bank whose receipt of interest on the Notes is in connection with an extension of credit made pursuant to a loan agreement entered into in the ordinary course of such non-U.S. holder’s trade or business; and

•
interest on the Notes is not effectively connected with such non-U.S. holder’s conduct of a U.S. trade or business (or, in the case of an applicable income tax treaty, such interest is not attributable to a permanent establishment maintained by such non-U.S. holder in the United States).

The portfolio interest exemption generally applies only if a non-U.S. holder also appropriately certifies as to such non-U.S. holder’s foreign status. A non-U.S. holder can generally meet the certification requirement by providing a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E (or applicable successor form) to the applicable withholding agent. If a non-U.S. holder holds the Notes through a financial institution or other agent acting on such non-U.S. holder’s behalf, such non-U.S. holder may be required to provide appropriate certifications to the agent. Such non-U.S. holder’s agent will then generally be required to provide appropriate certifications to the applicable withholding agent, either directly or through other intermediaries.
If a non-U.S. holder cannot satisfy the requirements described above, payments of interest made to such non-U.S. holder will be subject to U.S. federal withholding tax at a 30% rate, unless (i) such non-U.S. holder provides the applicable withholding agent with a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E (or applicable successor form)

claiming an exemption from (or a reduction of) withholding under the benefits of an income tax treaty, or (ii) the payments of such interest are effectively connected with such non-U.S. holder’s conduct of a trade or business in the United States and such non-U.S. holder meets the certification requirements described below under “— Income or Gain Effectively Connected with a U.S. Trade or Business”.
Disposition of the Notes
Subject to the discussions of backup withholding and FATCA withholding below, a non-U.S. holder generally will not be subject to U.S. federal income tax on any gain realized on the sale, redemption, exchange, retirement, or other taxable disposition of a Note unless:

•
the gain is effectively connected with the conduct by such non-U.S. holder of a U.S. trade or business (and, if required by an applicable income tax treaty, such non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable); or

•	such non-U.S. holder is a non-resident alien individual who has been present in the United States for 183 days or more in the taxable year of disposition and certain other requirements are met.
If a non-U.S. holder’s gain is described in the first bullet point above, such non-U.S. holder generally will be subject to U.S. federal income tax in the manner described under “— Income or Gain Effectively Connected with a U.S. Trade or Business” below. A non-U.S. holder described in the second bullet point above will be subject to a flat 30% (or lower applicable income tax treaty rate) U.S. federal income tax on the gain derived from the sale or other disposition, which may be offset by certain U.S. source capital losses. To the extent that any portion of the amount realized on a sale, redemption, exchange, retirement or other taxable disposition of a Note is attributable to accrued but unpaid interest on the Note, this amount generally will be taxed in the same manner as described above in “— Interest on the Notes.”
Income or Gain Effectively Connected with a U.S. Trade or Business
If any interest on the Notes or gain from the sale, redemption, exchange, retirement, or other taxable disposition of the Notes is effectively connected with a non-U.S. holder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, such non-U.S. holder maintains a permanent establishment in the United States to which such interest or gain is attributable), then the interest income or gain will be subject to U.S. federal income tax at regular income tax rates generally in the same manner as if such non-U.S. holder were a U.S. holder (but without regard to the additional tax on net investment income described above). Effectively connected interest income will not be subject to U.S. federal withholding tax if a non-U.S. holder satisfies certain certification requirements by providing to the applicable withholding agent a properly executed IRS Form W-8ECI (or successor form). In addition, if a non-U.S. holder is a corporation, that portion of such non-U.S. holder’s earnings and profits that are effectively connected with such non-U.S. holder’s conduct of a U.S. trade or business may also be subject to a “branch profits tax” at a 30% rate, unless an applicable income tax treaty provides for a lower rate. For this purpose, interest received on a Note and gain recognized on the disposition of a Note will be included in earnings and profits if the interest or gain is effectively connected with the conduct by such non-U.S. holder of a U.S. trade or business.
Backup Withholding and Information Reporting
Under current U.S. Treasury regulations, the amount of interest paid to a non-U.S. holder and the amount of tax withheld, if any, from those payments must be reported annually to the IRS and each non-U.S. holder. These reporting requirements apply regardless of whether U.S. withholding tax on such payments was reduced or eliminated by any applicable tax treaty or otherwise. Copies of the information returns reporting those payments and the amounts withheld may also be made available to the tax authorities in the country where a non-U.S. holder is a resident under the provisions of an applicable income tax treaty or agreement.
Backup withholding generally will not apply to payments of interest to a non-U.S. holder on a Note if the certification described above in “— Interest on the Notes” is duly provided or such non-U.S. holder otherwise establishes an exemption.
Additionally, the gross proceeds from a non-U.S. holder’s disposition of Notes may be subject under certain circumstances to information reporting and backup withholding unless the non-U.S. holder provides an IRS Form W-8BEN or W-8BEN-E (or other applicable form) certifying that the non-U.S. holder is not a United States person or otherwise qualifies for an exemption.
Non-U.S. holders should consult their own tax advisors regarding application of the backup withholding rules to their particular circumstances and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be credited against a non-U.S. holder’s U.S. federal income tax liability (which may result in such non-U.S. holder being entitled to a refund of U.S. federal income tax), provided that the required information is timely provided to the IRS.
Estate Tax

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a United States trade or business.
FATCA
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest (including interest on a Note) and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediary through which it holds the Notes, a beneficial owner could be subject to this 30% withholding tax with respect to interest paid on the Notes. Under certain circumstances, a beneficial owner might be eligible for a refund or credit of such taxes.
Holders and beneficial owners should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes.
You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

UNDERWRITING
Ladenburg Thalmann & Co. Inc. is acting as the representative of the underwriters for this offering. Subject to the terms and conditions set forth in an underwriting agreement dated October 9, 2019 among us, OFS Advisors, OFS Services and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the aggregate principal amount of Notes indicated in the table below:

Underwriter	Principal Amount of Notes
Ladenburg Thalmann & Co. Inc.	$34,612,500
Janney Montgomery Scott LLC	3,637,500
BB&T Capital Markets, a division of BB&T Securities, LLC	3,862,500
Incapital LLC	7,100,000
National Securities Corporation	787,500
Total	$50,000,000
Ladenburg Thalmann & Co. Inc., Janney Montgomery Scott LLC, and BB&T Capital Markets, a division of BB&T Securities, LLC, are acting as joint book-running managers of this offering.
The underwriting agreement provides that the obligations of the several underwriters are subject to certain conditions precedent such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriting agreement provides that the underwriters will purchase all of the Notes (other than those covered by the over-allotment option described below) if they purchase any of the Notes. If an underwriter defaults, the underwriting agreement provides that, under the circumstances, the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated. We have agreed to indemnify the underwriters and certain of their controlling persons against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.
The underwriters have advised us that they currently intend to make a market in the Notes. However, the underwriters are not obligated to do so and may discontinue any market-making activities at any time without notice. No assurance can be given as to the liquidity of the trading market for the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.
The underwriters are offering the Notes, subject to their acceptance of the Notes from us and subject to prior sale. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.
The underwriters propose to initially offer some of the Notes directly to the public at the public offering price set forth on the cover page of this prospectus supplement. If all of the Notes are not sold at the public offering price, the representative may change the public offering price and other selling terms. Investors must pay for any Notes purchased in this offering on or before October 15, 2019. The representative has advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.
The following table shows the sales load to be paid to the underwriters in connection with this offering assuming (1) no exercise of and (2) exercise in full of the underwriters’ over-allotment option.

		Total
	Per Note	Without Over- allotment	With Full Over- allotment
Public offering price	100.00%	$50,000,000	$57,500,000
Sales load (underwriting discounts and commissions)	3.125%	$1,562,500	$1,796,875
Proceeds to us (before expenses)	96.875%	$48,437,500	$55,703,125
We estimate expenses payable by us in connection with this offering will be approximately $300,000. As part of our payment of our offering expenses, we have agreed to pay the underwriters an amount not to exceed $7,500 for the fees and disbursements of counsel to the underwriters in connection with the review by FINRA of the terms of the sale of the Notes.
Listing
We intend to list the Notes on The Nasdaq Global Select Market. We expect trading in the Notes on The Nasdaq Global Select Market to begin within 30 days after the original issue date under the trading symbol “OFSSI”. We offer no assurances that an active trading market for the Notes will develop and continue after the offering.

Over-Allotment Option
We have granted to the underwriters an option to purchase from us up to an additional $7.5 million aggregate principal amount of the Notes solely to cover over-allotments, if any, within 30 days from the date of this prospectus supplement at the public offering price set forth on the cover of this prospectus supplement less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. If the underwriters exercise this overallotment option, each will be obligated, subject to the specified conditions, to purchase a number of additional Notes proportionate to that underwriter’s initial principal amount reflected in the table above.
No Sales of Similar Securities
Subject to certain exceptions, we have agreed not to, directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of, make any short sale or otherwise transfer or dispose of any debt securities issued or guaranteed by the Company or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by the Company, enter into any swap or other derivatives transaction that transfers any of the economic benefits or risks of ownership of any debt securities issued or guaranteed by the Company or file any registration statement under the Securities Act with respect to any of the foregoing for a period of 45 days after the date of this prospectus supplement without first obtaining the written consent of Ladenburg Thalmann & Co. Inc., other than certain private sales of debt securities to a limited number of institutional investors. This consent may be given at any time without public notice.
Stabilization
The underwriters have advised us that, pursuant to Regulation M under the Exchange Act, certain persons participating in the offering may engage in transactions including over-allotment, covering transactions and stabilizing transactions, which may have the effect of stabilizing or maintaining the market price of the Notes at a level above that which might otherwise prevail in the open market. Over-allotment involves syndicate sales of securities in excess of the aggregate principal amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions.
A stabilizing bid is a bid for the purchase of Notes on behalf of the underwriters for the purpose of fixing or maintaining the price of the Notes. A syndicate covering transaction is the bid for or the purchase of Notes on behalf of the underwriters to reduce a short position incurred by the underwriters in connection with the offering. Similar to other purchase transactions, the underwriter’s purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Notes or preventing or retarding a decline in the market price of the Notes. As a result, the price of the Notes may be higher than the price that might otherwise exist in the open market. A penalty bid is an arrangement permitting the underwriters to reclaim the selling concession otherwise accruing to a syndicate member in connection with the offering if the Notes originally sold by such syndicate member are purchased in a syndicate covering transaction and therefore have not been effectively placed by such syndicate member. The underwriters may conduct these transactions on The Nasdaq Global Select Market, in the over-the-counter market or otherwise.
Neither we, nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. The underwriters are not obligated to engage in these activities and, if commenced, any of the activities may be discontinued at any time.
Electronic Distribution
A prospectus in electronic format may be made available by e-mail or on the web sites or through online services maintained by one or more of the underwriters and/or selling group members participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter or selling group member, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a limited principal amount of the Notes for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations. Other than the prospectus in electronic format, information on the underwriters’ web sites and any information contained in any other web site maintained by any of the underwriters or selling group members is not part of this prospectus supplement, the accompanying prospectus or the registration statement of which this prospectus supplement is a part, has not been approved and/or endorsed by us or the underwriters and should not be relied on by investors.
Other Relationships
Certain of the underwriters and their affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to us, our portfolio companies or our affiliates for which they have received or will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with us, on behalf of us, any of our portfolio companies or our affiliates. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to us, our portfolio companies or our affiliates.
The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us, any of our portfolio companies or our affiliates.
After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of their business and not in connection with the offering of the Notes. In addition, after the offering period for the sale of the Notes, the underwriters or their affiliates may develop analyses or opinions related to us or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to holders of the Notes or any other persons.
In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. Certain of the underwriters and their affiliates that may have a lending relationship with us may routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions that consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes offered by this prospectus supplement and the accompanying prospectus. Any such short positions could adversely affect future trading prices of the Notes offered hereby. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.
The principal business address of the underwriters is: Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th floor, New York, NY 10172, Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA 19103, BB&T Capital Markets, a division of BB&T Securities, LLC, 901 East Byrd Street, 3rd Floor, Richmond, VA 23219, Incapital LLC, 200 S. Wacker Drive, Suite 3700, Chicago, Illinois 60606 and National Securities Corporation, 200 Vesey Street, 25th Floor, New York, NY 10281.
Alternative Settlement Cycle
We expect that delivery of the Notes will be made against payment therefor on or about October 15, 2019, which will be the third business day following the trade date for the issuance of the Notes (such settlement being herein referred to as “T+3”). Under Rule 15c6-1 promulgated under the Exchange Act, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to the date of delivery hereunder will be required, by virtue of the fact that the Notes initially will settle in T+3 business days, to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement.
Other Jurisdictions
The Notes offered by this prospectus supplement and the accompanying prospectus may not be offered or sold, directly or indirectly, nor may this prospectus supplement, the accompanying prospectus or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published, in any jurisdiction except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement and the accompanying prospectus come are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus supplement and the accompanying prospectus. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

LEGAL MATTERS
Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, District of Columbia. Certain legal matters in connection with the securities offered hereby will be passed upon for the underwriters by Dechert LLP, New York, New York.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We have selected KPMG LLP (“KPMG”) to serve as our independent registered accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2019. KPMG's principal business address is 200 E. Randolph St., Suite 5500, Chicago, IL, 60601. BDO USA, LLP ("BDO"), our former independent registered public accounting firm, has audited the consolidated financial statements as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018. We have included our financial statements in this prospectus supplement, the accompanying prospectus and elsewhere in the registration statement in reliance on such report, given on their authority as experts in accounting and auditing. The principal business address of BDO USA, LLP is 330 N. Wabash Ave, Suite 3600, Chicago, IL 60610.

AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Notes offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and the Notes being offered by this prospectus supplement and the accompanying prospectus.
We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. The information is available free of charge by contacting us at OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, or by calling us at (847) 734-2000 or on our website at www.ofscapital.com. Information on our website is not incorporated by reference into this prospectus supplement.

Index to Financial Statements
OFS Capital Corporation and Subsidiaries

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Assets and Liabilities
(Dollar amounts in thousands, except per share data)

	June 30, 2019	December 31, 2018
	(unaudited)
Assets
Investments, at fair value:
Non-control/non-affiliate investments (amortized cost of $369,053 and $312,223, respectively)	$351,990	$297,749
Affiliate investments (amortized cost of $123,105 and $90,751, respectively)	121,997	89,103
Control investment (amortized cost of $10,400 and $10,337, respectively)	10,731	9,945
Total investments at fair value (amortized cost of $502,558 and $413,311, respectively)	484,718	396,797
Cash	9,404	38,172
Interest receivable	3,733	2,787
Receivable for investment sold	2,003	—
Prepaid expenses and other assets	5,013	3,665
Total assets	$504,871	$441,421

Liabilities
Revolving line of credit	$38,250	$12,000
SBA debentures (net of deferred debt issuance costs of $2,094 and $2,280, respectively)	147,786	147,600
Unsecured notes (net of deferred debt issuance costs of $3,051 and $3,299 respectively)	95,474	95,226
Interest payable	2,677	2,791
Payable to adviser and affiliates (Note 3)	3,850	3,700
Payable for investments purchased	42,280	4,151
Accrued professional fees	891	637
Other liabilities	531	293
Total liabilities	331,739	266,398

Commitments and contingencies (Note 6)

Net assets
Preferred stock, par value of $0.01 per share, 2,000,000 shares authorized, -0- shares issued and outstanding as of June 30, 2019, and December 31, 2018, respectively	$—	$—
Common stock, par value of $0.01 per share, 100,000,000 shares authorized, 13,366,461 and 13,357,337 shares issued and outstanding as of June 30, 2019, and December 31, 2018, respectively	134	134
Paid-in capital in excess of par	187,814	187,540
Total distributable earnings (losses)	(14,816)	(12,651)
Total net assets	173,132	175,023

Total liabilities and net assets	$504,871	$441,421

Number of shares outstanding	13,366,461	13,357,337
Net asset value per share	$12.95	$13.10

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Operations (unaudited)
(Dollar amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Investment income
Interest income:
Non-control/non-affiliate investments	$9,287	$6,326	$17,929	$12,084
Affiliate investments	2,660	2,768	4,993	4,853
Control investment	263	250	522	489
Total interest income	12,210	9,344	23,444	17,426
Payment-in-kind interest and dividend income:
Non-control/non-affiliate investments	96	122	193	346
Affiliate investments	300	285	552	746
Control investment	28	27	55	54
Total payment-in-kind interest and dividend income	424	434	800	1,146
Dividend income:
Affiliate investments	—	—	173	130
Control investment	89	94	89	127
Total dividend income	89	94	262	257
Fee income:
Non-control/non-affiliate investments	154	387	496	413
Affiliate investments	5	3	210	5
Control investment	18	16	33	34
Total fee income	177	406	739	452
Total investment income	12,900	10,278	25,245	19,281
Expenses
Interest and financing expense	3,645	2,169	7,100	3,803
Management fee	2,055	1,548	3,898	2,908
Incentive fee	1,245	1,135	2,408	1,871
Professional fees	368	200	903	401
Administration fee	417	358	854	941
Other expenses	310	310	394	1,005
Total expenses before incentive fee waiver	8,040	5,720	15,557	10,929
Incentive fee waiver (see Note 3)	—	—	—	(22)
Total expenses, net of incentive fee waiver	8,040	5,720	15,557	10,907
Net investment income	4,860	4,558	9,688	8,374

Net realized and unrealized gain (loss) on investments
Net realized loss on non-control/non-affiliate investments	(90)	(5,464)	(894)	(5,003)
Net realized loss on affiliate investments	—	(3,477)	—	(4,018)
Net unrealized appreciation (depreciation) on non-control/non-affiliate investments, net of taxes	(3,630)	5,411	(2,972)	3,848
Net unrealized appreciation on affiliate investments	1,660	3,928	540	5,173
Net unrealized appreciation on control investment	553	39	723	114

Net gain (loss) on investments	(1,507)	437	(2,603)	114

Net increase in net assets resulting from operations	$3,353	$4,995	$7,085	$8,488

Net investment income per common share – basic and diluted	$0.36	$0.34	$0.73	$0.63
Net increase in net assets resulting from operations per common share – basic and diluted	$0.25	$0.37	$0.53	$0.64
Distributions declared per common share	$0.34	$0.34	$0.68	$1.05
Basic and diluted weighted average shares outstanding	13,361,193	13,348,793	13,359,338	13,344,670
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Changes in Net Assets (unaudited)
(Dollar amounts in thousands)

	Preferred Stock		Common Stock
	Number of shares	Par value	Number of shares	Par value	Paid-in capital in excess of par	Total distributable earnings (losses)	Total net assets
Balances at January 1, 2018	—	$—	13,340,217	$133	$187,398	$805	$188,336
Net increase in net assets resulting from operations:
Net investment income	—	—	—	—	—	8,374	8,374
Net realized loss on investments	—	—	—	—	—	(9,021)	(9,021)
Net unrealized appreciation on investments, net of taxes	—	—	—	—	—	9,134	9,134
Tax reclassifications of permanent differences	—	—	—	—	35	(35)	—
Distributions to stockholders:
Common stock issued from reinvestment of stockholder distributions	—	—	10,241	1	116	—	117
Dividends declared	—	—	—	—	—	(14,011)	(14,011)
Net increase (decrease) for the period ended June 30, 2018	—	—	10,241	1	151	(5,559)	(5,407)
Balances at June 30, 2018	—	$—	13,350,458	$134	$187,549	$(4,754)	$182,929

Balances at March 31, 2018	—	$—	13,348,774	$133	$187,512	$(5,192)	$182,453
Net increase in net assets resulting from operations:
Net investment income	—	—	—	—	—	4,558	4,558
Net realized loss on investments	—	—	—	—	—	(8,941)	(8,941)
Net unrealized appreciation on investments, net of taxes	—	—	—	—	—	9,378	9,378
Tax reclassifications of permanent differences	—	—			17	(17)	—
Distributions to stockholders:
Common stock issued from reinvestment of stockholder distributions	—	—	1,684	1	20	—	21
Dividends declared	—	—	—	—	—	(4,539)	(4,539)
Net increase for the period ended June 30, 2018	—	—	1,684	1	37	438	476
Balances at June 30, 2018	—	$—	13,350,458	$134	$187,549	$(4,754)	$182,929

	Preferred Stock		Common Stock
	Number of shares	Par value	Number of shares	Par value	Paid-in capital in excess of par	Total distributable earnings (losses)	Total net assets
Balances at January 1, 2019	—	$—	13,357,337	$134	$187,540	$(12,651)	$175,023
Net increase in net assets resulting from operations:
Net investment income	—	—	—	—	—	9,688	9,688
Net realized loss on investments	—	—	—	—	—	(894)	(894)
Net unrealized depreciation on investments, net of taxes	—	—	—	—	—	(1,709)	(1,709)
Tax reclassifications of permanent differences	—	—	—	—	165	(165)	—
Distributions to stockholders:
Common stock issued from reinvestment of stockholder distributions	—	—	9,124	—	109	—	109
Dividends declared	—	—	—	—	—	(9,085)	(9,085)
Net increase (decrease) for the period ended June 30, 2019	—	—	9,124	—	274	(2,165)	(1,891)
Balances at June 30, 2019	—	$—	13,366,461	$134	$187,814	$(14,816)	$173,132

Balances at March 31, 2019	—	$—	13,361,134	$134	$187,604	$(13,480)	$174,258
Net increase in net assets resulting from operations:
Net investment income	—	—	—	—	—	4,860	4,860
Net realized loss on investments	—	—	—	—	—	(90)	(90)
Net unrealized depreciation on investments, net of taxes	—	—	—	—	—	(1,417)	(1,417)
Tax reclassifications of permanent differences	—	—	—	—	146	(146)	—
Distributions to stockholders:
Common stock issued from reinvestment of stockholder distributions	—	—	5,327	—	64	—	64
Dividends declared	—	—	—	—	—	(4,543)	(4,543)
Net increase (decrease) for the period ended June 30, 2019	—	—	5,327	—	210	(1,336)	(1,126)
Balances at June 30, 2019	—	$—	13,366,461	$134	$187,814	$(14,816)	$173,132

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Cash Flows (unaudited)
(Dollar amounts in thousands)

	Six Months Ended June 30,
	2019	2018
Cash flows from operating activities
Net increase in net assets resulting from operations	$7,085	$8,488
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized loss on investments	894	9,021
Net unrealized depreciation (appreciation) on investments	1,709	(9,135)
Amortization of Net Loan Fees	(406)	(583)
Amendment fees collected	100	—
Payment-in-kind interest and dividend income	(800)	(1,146)
Accretion of interest income on structured finance notes	(1,096)	—
Amortization of debt issuance costs	577	332
Amortization of intangible asset	98	98
Purchase and origination of portfolio investments	(128,376)	(145,213)
Proceeds from principal payments on portfolio investments	9,266	19,161
Proceeds from sale or redemption of portfolio investments	30,316	42,657
Proceeds from distributions received from portfolio investments	1,157	—
Changes in operating assets and liabilities:
Interest receivable	(946)	(185)
Interest payable	(114)	664
Payable to adviser and affiliates	150	698
Receivable for investment sold	(2,003)	—
Payable for investments purchased	38,129	—
Other assets and liabilities	(143)	276
Net cash used in operating activities	(44,403)	(74,867)

Cash flows from financing activities
Distributions paid to stockholders	(8,976)	(13,894)
Borrowings under revolving line of credit	59,000	54,250
Repayments under revolving line of credit	(32,750)	(63,850)
Proceeds from unsecured notes offerings, net of discounts	—	48,247
Payment of deferred financing costs	(1,636)	(173)
Repurchases of common stock under Stock Repurchase Program	(3)	—
Net cash provided by financing activities	15,635	24,580
Net decrease in cash	(28,768)	(50,287)
Cash at beginning of period	38,172	72,952
Cash at end of period	$9,404	$22,665

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$6,637	$2,807
Reinvestment of distributions to stockholders	109	116

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
June 30, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Non-control/Non-affiliate Investments
Debt and Equity Investments
AHP Health Partners (14) (19)	General Medical and Surgical Hospitals
Senior Secured Loan		6.90%	(L +4.50%)	6/27/2019	6/30/2025	$1,625	$1,625	$1,625	0.9%

Albertson's Holdings LLC (14) (19)	Supermarkets and Other Grocery (except Convenience) Stores
Senior Secured Loan		5.31%	(L +3.00%)	6/24/2019	11/17/2025	2,000	1,995	1,995	1.2

American Bath Group, LLC (14) (19)	Plastics Plumbing Fixture Manufacturing
Senior Secured Loan		6.58%	(L +4.25%)	6/24/2019	9/30/2023	1,496	1,491	1,491	0.9

AppLovin Corporation (14) (19)	Advertising Agencies
Senior Secured Loan		5.90%	(L +3.50%)	6/24/2019	8/15/2025	1,995	1,997	1,997	1.2

Asurion, LLC (14) (19)	Communication Equipment Repair and Maintenance
Senior Secured Loan		5.40%	(L +3.00%)	6/24/2019	11/3/2024	1,995	1,995	1,995	1.2

Athenahealth (14) (19)	Software Publishers
Senior Secured Loan		7.05%	(L +4.50%)	6/24/2019	2/11/2026	1,995	2,000	2,000	1.2

Bass Pro Group, LLC (14) (19)	Sporting Goods Stores
Senior Secured Loan		7.40%	(L +5.00%)	6/24/2019	9/25/2024	1,995	1,925	1,925	1.1

Baymark Health Services, Inc.	Outpatient Mental Health & Sub. Abuse Centers
Senior Secured Loan		10.77%	(L +8.25%)	3/22/2018	3/1/2025	4,000	3,967	4,000	2.3

BrightSpring Health Services (14) (19)	Residential Intellectual and Developmental Disability Facilities
Senior Secured Loan		6.88%	(L +4.50%)	6/24/2019	3/5/2026	2,000	2,000	2,000	1.2

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
June 30, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Brookfield WEC Holdings Inc. (14) (19)	Business to Business Electronic Markets
Senior Secured Loan		9.15%	(L +6.75%)	12/6/2018	8/3/2026	$1,959	$1,959	$1,970	1.1%

Carolina Lubes, Inc. (4)	Automotive Oil Change and Lubrication Shops
Senior Secured Loan (8)		10.38%	(L +7.87%)	8/23/2017	8/23/2022	20,554	20,439	20,639	11.8
Senior Secured Loan (Revolver)		0.25% (18)	(L +7.25%)	8/23/2017	8/23/2022	—	(9)	—	—
						20,554	20,430	20,639	11.8
Cenexel Clinical Research, Inc. (f/k/a JBR Clinical Research, Inc.) (4) (8)	Research and Development in the Social Sciences and Humanities
Senior Secured Loan		9.73%	(L +7.95%)	8/2/2018	8/2/2023	24,290	24,144	23,852	13.7

Cirrus Medical Staffing, Inc. (4)	Temporary Help Services
Senior Secured Loan		10.58%	(L +8.25%)	3/5/2018	10/19/2022	12,745	12,618	12,345	7.1
Senior Secured Loan (Revolver)		10.57%	(L +8.25%)	3/5/2018	10/19/2022	410	410	397	0.2
						13,155	13,028	12,742	7.3
Community Intervention Services, Inc. (4) (6) (10) (11)	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan		7.0% cash / 6.0% PIK	N/A	7/16/2015	1/16/2021	9,336	7,639	—	—

Confie Seguros Holdings II Co. (14)	Insurance Agencies and Brokerages
Senior Secured Loan		11.02%	(L +8.50%)	7/7/2015	11/1/2025	9,678	9,502	9,301	5.4

Constellis Holdings, LLC	Other Justice, Public Order, and Safety Activities
Senior Secured Loan		11.58%	(L +9.00%)	4/28/2017	4/21/2025	9,950	9,841	6,915	4.0

Convergint Technologies	Security Systems Services (except Locksmiths)
Senior Secured Loan		9.15%	(L +6.75%)	9/28/2018	2/2/2026	3,481	3,426	3,433	2.0

DuPage Medical Group (19)	Offices of Physicians, Mental Health Specialists
Senior Secured Loan		9.40%	(L +7.00%)	8/22/2017	8/15/2025	10,098	10,179	10,050	5.8

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
June 30, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Eblens Holdings, Inc.	Shoe Store
Subordinated Loan (11)		12.0% cash / 1.0% PIK	N/A	7/13/2017	1/13/2023	$8,964	$8,908	$8,839	5.1%
Common Equity (71,250 Class A units) (10)				7/13/2017			713	834	0.5
						8,964	9,621	9,673	5.6
Elgin Fasteners Group	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		9.08%	(L +6.75%)	10/31/2011	8/27/2018 (5)	3,537	3,537	3,387	2.0

Endo International PLC (14) (19)	Pharmaceutical Preparation Manufacturing
Senior Secured Loan		6.69%	(L +4.25%)	6/24/2019	4/29/2024	1,995	1,898	1,898	1.1

Envocore Holding, LLC (FKA LRI Holding, LLC) (4)	Electrical Contractors and Other Wiring Installation Contractors
Senior Secured Loan		12.58%	(L +10.25%)	6/30/2017	6/30/2022	16,367	16,175	14,812	8.6
Preferred Equity (238,095 Series B units) (10)				6/30/2017			300	—	—
Preferred Equity (13,315 Series C units) (10)				8/13/2018			13	15	—
						16,367	16,488	14,827	8.6
Excelin Home Health, LLC	Home Health Care Services
Senior Secured Loan		11.83%	(L +9.50%)	10/25/2018	4/25/2024	4,250	4,176	4,178	2.4

Explorer Holdings, Inc. (14) (19)	Testing Laboratories
Senior Secured Loan		6.08%	(L +3.75%)	6/25/2019	5/2/2023	1,995	1,997	1,997	1.2

GGC Aerospace Topco L.P.	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Senior Secured Loan		11.25%	(L +8.75%)	12/29/2017	9/8/2024	5,000	4,903	3,965	2.3
Common Equity (368,852 Class A units) (10)				12/29/2017			450	146	0.1
Common Equity (40,984 Class B units) (10)				12/29/2017			50	6	—
						5,000	5,403	4,117	2.4
Hyland Software, Inc.	Software Publishers
Senior Secured Loan (14) (19)		5.65%	(L +3.25%)	10/24/2018	7/1/2024	1,668	1,665	1,664	1.0
Senior Secured Loan		9.40%	(L +7.00%)	10/24/2018	7/7/2025	2,601	2,618	2,601	1.5
						4,269	4,283	4,265	2.5

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
June 30, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Inergex Holdings, LLC	Other Computer Related Services
Senior Secured Loan		9.60%	(L +7.00%)	10/1/2018	10/1/2024	$16,716	$16,492	$16,314	9.4%
Senior Secured Loan (Revolver)		9.62%	(Prime + 6.00%)	10/1/2018	10/1/2024	1,687	1,663	1,647	1.0
						18,403	18,155	17,961	10.4
Institutional Shareholder Services Inc.	Administrative Management and General Management Consulting Services
Senior Secured Loan		10.83%	(L +8.50%)	3/4/2019	3/5/2027	6,244	6,064	6,031	3.5

Kindred at Home (14) (19)	Home Health Care Services
Senior Secured Loan		6.19%	(L +3.75%)	6/25/2019	7/2/2025	1,995	2,002	2,002	1.2

MAI Holdings, Inc. (4)	Printing Machinery and Equipment Manufacturing
Senior Secured Loan		9.50%	N/A	6/21/2018	6/1/2023	5,000	5,000	3,075	1.8

McAfee, LLC (14) (19)	Software Publishers
Senior Secured Loan		6.15%	(L +3.75%)	6/25/2019	9/30/2024	1,995	1,997	1,997	1.2

Micro Holding Corp (14) (19)	Internet Publishing and Broadcasting and Web Search Portals
Senior Secured Loan		6.15%	(L +3.75%)	6/25/2019	9/13/2024	1,995	1,977	1,977	1.1

My Alarm Center, LLC (4) (10) (13)	Security Systems Services (except Locksmiths)
Preferred Equity (1,485 Class A units), 8% PIK				7/14/2017			1,571	1,143	0.7
Preferred Equity (1,198 Class B units)				7/14/2017			1,198	—	—
Preferred Equity (335 Class Z units)				9/12/2018			325	1,038	0.6
Common Equity (64,149 units)				7/14/2017			—	—	—
							3,094	2,181	1.3
Online Tech Stores, LLC (4)	Stationary & Office Supply Merchant Wholesaler
Subordinated Loan		10.50% cash / 1.0% PIK	N/A	2/1/2018	8/1/2023	16,229	15,990	16,368	9.5

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
June 30, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
OnSite Care, PLLC (4) (8)	Home Health Care Services
Senior Secured Loan		10.27%	(L +7.83%)	8/10/2018	8/10/2023	$7,100	$7,042	$6,972	4.0%

Parfums Holding Company, Inc.	Cosmetics, Beauty Supplies, and Perfume Stores
Senior Secured Loan (14) (19)		6.77%	(L +4.25%)	6/25/2019	6/30/2024	87	87	87	0.1
Senior Secured Loan		11.08%	(L +8.75%)	11/16/2017	6/30/2025	6,320	6,333	6,352	3.7
						6,407	6,420	6,439	3.8
Pelican Products, Inc.	Unlaminated Plastics Profile Shape Manufacturing
Senior Secured Loan		10.16%	(L +7.75%)	9/24/2018	5/1/2026	6,055	6,060	5,988	3.5

Performance Team LLC (4)	General Warehousing and Storage
Senior Secured Loan		12.40%	(L +10.00%)	5/24/2018	11/24/2023	20,300	20,137	20,502	11.7

PM Acquisition LLC	All Other General Merchandise Stores
Senior Secured Loan		11.50% cash / 2.5% PIK	N/A	9/30/2017	10/29/2021	5,087	5,010	4,858	2.8
Common Equity (499 units) (10) (13)				9/30/2017			499	125	0.1
						5,087	5,509	4,983	2.9
Quest Software US Holdings Inc. (14) (19)	Computer and Computer Peripheral Equipment and Software Merchant Wholesalers
Senior Secured Loan		6.83%	(L +4.25%)	6/25/2019	5/16/2025	2,000	1,980	1,980	1.1

Refinitiv (14) (19)	Public Finance Activities
Senior Secured Loan		6.15%	(L +3.75%)	6/24/2019	10/1/2025	1,997	1,948	1,948	1.1

Resource Label Group, LLC	Commercial Printing (except Screen and Books)
Senior Secured Loan		11.09%	(L +8.50%)	6/7/2017	11/26/2023	4,821	4,772	4,643	2.7

Rocket Software, Inc. (19)	Software Publishers
Senior Secured Loan (14)		6.65%	(L +4.25%)	11/20/2018	11/28/2025	669	667	655	0.4
Senior Secured Loan		10.65%	(L +8.25%)	11/20/2018	11/28/2026	6,275	6,169	6,224	3.6
						6,944	6,836	6,879	4.0

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
June 30, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
RPLF Holdings, LLC (10) (13)	Software Publishers
Common Equity (254,110 Class A units)				1/17/2018			$254	$276	0.2%

Sentry Centers Holdings, LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan (15)		13.50%	(L +11.50%)	1/25/2016	7/24/2020	8,843	8,807	8,760	5.1
Common Equity (5,000 Series C units) (10) (13)				3/31/2014		—	500	1,202	0.7
						8,843	9,307	9,962	5.8
Southern Technical Institute, LLC (4) (6) (10)	Colleges, Universities, and Professional Schools
Subordinated Loan		6.00% PIK	N/A	6/27/2018	12/31/2021	1,563	—	—	—
Other				6/27/2018			—	—	—
						1,563	—	—	—
Spring Education Group, Inc. (F/K/A SSH Group Holdings, Inc.,)	Child Day Care Services
Senior Secured Loan (19)		6.83%	(L +4.25%)	7/26/2018	7/30/2025	977	974	962	0.6
Senior Secured Loan		10.83%	(L +8.25%)	7/26/2018	7/30/2026	7,216	7,152	7,129	4.1
						8,193	8,126	8,091	4.7
Sprint Communications, Inc. (14) (19)	Wired Telecommunications Carriers
Senior Secured Loan		5.44%	(L +3.00%)	6/24/2019	2/2/2024	1,995	1,980	1,980	1.1

Stancor, L.P. (4)	Pump and Pumping Equipment Manufacturing
Preferred Equity (1,250,000 Class A units), 8% PIK (10)				8/19/2014			1,501	1,518	0.9

Staples, Inc. (14) (19)	Business to Business Electronic Markets
Senior Secured Loan		7.33%	(L +5.00%)	6/24/2019	4/16/2026	2,000	1,925	1,925	1.1

STS Operating, Inc.	Industrial Machinery and Equipment Merchant Wholesalers
Senior Secured Loan (14) (19)		6.65%	(L +4.25%)	5/16/2018	12/11/2024	635	634	629	0.4
Senior Secured Loan		10.40%	(L +8.00%)	5/15/2018	4/30/2026	9,073	9,069	9,000	5.2
						9,708	9,703	9,629	5.6

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
June 30, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Tank Holding Corp (14) (19)	Unlaminated Plastics Profile Shape Manufacturing
Senior Secured Loan		6.79%	(L +4.00%)	6/24/2019	3/26/2026	$2,000	$2,008	$2,008	1.2%

The Escape Game, LLC (4)	Other amusement and recreation industries
Senior Secured Loan		11.15%	(L +8.75%)	12/22/2017	12/22/2022	7,000	6,962	6,910	4.0
Senior Secured Loan (Delayed Draw)		11.15%	(L +8.75%)	7/20/2018	12/22/2022	7,000	7,000	6,910	4.0
						14,000	13,962	13,820	8.0
Truck Hero, Inc. (19)	Truck Trailer Manufacturing
Senior Secured Loan		10.65%	(L +8.25%)	5/30/2017	4/21/2025	7,014	6,981	6,713	3.9

United Biologics Holdings, LLC (4) (10)	Medical Laboratories
Preferred Equity (151,787 units)				4/16/2013			9	17	—
Warrants (29,374 units)				7/26/2012	3/5/2022		82	15	—
							91	32	—
U.S. Anesthesia Partners (14) (19)	Freestanding Ambulatory Surgical and Emergency Centers
Senior Secured Loan		5.40%	(L +3.00%)	6/24/2019	6/23/2024	1,995	1,990	1,990	1.1

Verifone Intermediate Holdings, Inc (14) (19)	Other Commercial and Service Industry Machinery Manufacturing
Senior Secured Loan		6.52%	(L +4.00%)	6/24/2019	8/20/2025	2,000	1,965	1,965	1.1

Wastebuilt Environmental Solutions, LLC. (4)	Industrial Supplies Merchant Wholesalers
Senior Secured Loan		11.08%	(L +8.75%)	10/11/2018	10/11/2024	7,000	6,871	6,813	3.9

Total Debt and Equity Investments						$346,862	$348,193	$330,920	191.5%

Structured Finance Note Investments (7)
Elevation CLO 2017-7. Ltd
Subordinated Notes		15.11% (9)		2/6/2019	7/15/2030 (17)	10,000	7,684 (16)	7,437	4.3

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
June 30, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Flatiron CLO 18, Ltd
Subordinated Notes		12.62% (9)		1/2/2019	4/17/2031 (17)	$9,680	7,476 (16)	$7,933	4.6%

THL Credit Wind River 2019‐3 CLO Ltd
Subordinated Notes		13.92% (9)		4/5/2019	4/15/2031 (17)	7,000	5,700 (16)	5,700	3.3

Total Structured Finance Note Investments						26,680	20,860	21,070	12.2

Total Non-control/Non-affiliate Investments						373,542	369,053	351,990	203.7
Affiliate Investments
3rd Rock Gaming Holdings, LLC	Software Publishers
Senior Secured Loan		10.10% cash / 1.0% PIK	(L +7.50%)	3/13/2018	3/12/2023	21,375	21,136	20,114	11.5
Common Equity (2,547,250 units) (10) (13)				3/13/2018			2,547	1,437	0.8
						21,375	23,683	21,551	12.3
Chemical Resources Holdings, Inc.	Custom Compounding of Purchased Resins
Senior Secured Loan (4)		10.64%	(L +8.05%)	1/25/2019	1/25/2024	13,743	13,573	13,618	7.9
Common Equity (1,832 Class A shares) (10) (13)				1/25/2019			1,813	2,094	1.2
						13,743	15,386	15,712	9.1
Contract Datascan Holdings, Inc. (4)	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		11.50%	N/A	8/5/2015	2/5/2021	8,000	7,992	8,000	4.6
Preferred Equity (3,061 Series A shares), 10% PIK				8/5/2015			5,263	6,912	4.0
Common Equity (11,273 shares) (10)				6/28/2016			104	—	—
						8,000	13,359	14,912	8.6
DRS Imaging Services, LLC	Data Processing, Hosting, and Related Services
Senior Secured Loan (4) (8)		11.98%	(L +9.39%)	3/8/2018	11/20/2023	10,836	10,755	10,836	6.3
Common Equity (453 units) (10) (13)				3/8/2018			1,135	1,977	1.1
						10,836	11,890	12,813	7.4

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
June 30, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Master Cutlery, LLC (4) (6) (10)	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan (11)		13.00%	N/A	4/17/2015	4/17/2020	$5,579	$4,764	$629	0.4%
Preferred Equity (3,723 Series A units), 8% PIK				4/17/2015			3,483	—	—
Common Equity (15,564 units)				4/17/2015			—	—	—
						5,579	8,247	629	0.4
NeoSystems Corp. (4)	Other Accounting Services
Preferred Equity (521,962 convertible shares), 10% PIK				8/14/2014			1,615	2,250	1.3

Pfanstiehl Holdings, Inc. (4)	Pharmaceutical Preparation Manufacturing
Subordinated Loan		10.50%	N/A	1/1/2014	9/29/2022	3,788	3,811	3,788	2.2
Common Equity (400 Class A shares)				1/1/2014			217	8,794	5.1
						3,788	4,028	12,582	7.3
Professional Pipe Holdings, LLC	Plumbing, Heating, and Air-Conditioning Contractors
Senior Secured Loan		11.15% cash / 1.50% PIK	(L +8.75%)	3/23/2018	3/23/2023	7,571	7,458	7,472	4.3
Common Equity (1,414 Class A units) (10)				3/23/2018			1,414	2,488	1.4
						7,571	8,872	9,960	5.7
TRS Services, LLC (4) (11)	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		11.15% cash / 1.00% PIK	(L +8.75%)	12/10/2014	3/16/2020	14,652	14,622	14,006	8.0
Preferred Equity (329,266 Class AA units), 15% PIK				6/30/2016			501	508	0.3
Preferred Equity (3,000,000 Class A units), 11% PIK (10)				12/10/2014			3,374	50	—
Common Equity (3,000,000 units) (10)				12/10/2014			572	—	—
						14,652	19,069	14,564	8.3
TTG Healthcare, LLC	Diagnostic Imaging Centers
Senior Secured Loan (4)		11.44%	(L +9.00%)	3/1/2019	3/1/2024	14,874	14,647	14,532	8.3
Preferred Equity ( 2,309 Class B units) (10) (13)				3/1/2019			2,309	2,492	1.4
						14,874	16,956	17,024	9.7

Total Affiliate Investments						$100,418	$123,105	$121,997	70.1%

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
June 30, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Control Investment
MTE Holding Corp. (4)	Travel Trailer and Camper Manufacturing
Subordinated Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		13.90% cash / 1.5% PIK	(L +11.50%)	11/25/2015	11/25/2020	7,351	7,331	7,351	4.2
Common Equity (554 shares)				11/25/2015			3,069	3,380	2.0
						7,351	10,400	10,731	6.2
Total Control Investment						7,351	10,400	10,731	6.2

Total Investments						$481,311	$502,558	$484,718	280.0%

(1)
Equity ownership may be held in shares or units of companies affiliated with the portfolio company. The Company's investments are generally classified as "restricted securities" as such term is defined under Regulation S-X Rule 6-03(f) or Securities Act Rule 144.

(2)
Substantially all of the investments that bear interest at a variable rate are indexed to LIBOR (L), and reset monthly, quarterly, or semi-annually. Variable-rate loans with an aggregate cost of $387,703 include LIBOR reference rate floor provisions of generally 1% to 2%; at June 30, 2019, the reference rate on all such instruments was above the stated floors. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at June 30, 2019. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)
Unless otherwise noted with footnote 14, fair value was determined using significant unobservable inputs for all of the Company's investments and are considered Level 3 under GAAP. See Note 5 for further details.

(4)	Investments (or portion thereof) held by SBIC I LP. All other investments pledged as collateral under the PWB Credit Facility.

(5)
Elgin Fasteners Group became contractually due on August 27, 2018. The lending group entered into a forbearance agreement to extend the maturity through September 26, 2019. The investment shall continue to accrue interest as the borrower has continued to make interest and amortization payments.

(6)	Investment was on non-accrual status as of June 30, 2019, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 4 for further details.

(7)
Structured Finance Notes are considered CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(8)
The Company has entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The table below provides additional details as of June 30, 2019:

Portfolio Company	Reported Interest Rate	Interest Rate per Credit Agreement	Additional Interest per Annum
Carolina Lubes, Inc.	10.11%	9.57%	0.54%
Cenexel Clinical Research, Inc. (F/K/A JBR Clinical Research, Inc.)	9.73%	8.85%	0.88%
Chemical Resources Holdings, Inc.	10.63%	8.58%	2.05%
DRS Imaging Services, LLC	11.98%	10.59%	1.39%
OnSite Care, PLLC	10.27%	8.69%	1.58%

(9)
The rate disclosed is an estimated effective yield based upon the current projection of the amount and timing of distributions in addition to the estimated amount and timing of terminal principal payments. Effective yields for the Company's Structured Finance Note investments are monitored and evaluated at each reporting date. The estimated yield and investment cost may ultimately not be realized.

(10)	Non-income producing.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
June 30, 2019
(Dollar amounts in thousands)

(11)The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of June 30, 2019:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Eblens Holdings, Inc.	Subordinated Loan	0% or 1.00%	13.00% or 12.00%	1.00%
Master Cutlery, LLC	Senior Secured Loan	0% to 13.00%	13.00% to 0%	13.00%
TRS Services, LLC	Senior Secured Loan	0% or 1.00%	12.15% or 1.00%	1.00%

(12)	Represents expiration date of the warrants.

(13)	All or portion of investment held by a wholly-owned subsidiary subject to income tax.

(14)	Fair value was determined by reference to observable inputs other than quoted prices in active markets and are considered Level 2 under GAAP. See Note 5 for further details.

(15)	Maximum interest rate allowable under the terms of this investment is 13.50%.

(16)	Amortized cost reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO Structured Finance Note investments.

(17)
Maturity represents the contractual maturity date of the structured finance notes. Expected maturity and cash flows, not contractual maturity and cash flows, were utilized in deriving the effective yield of the investments.

(18)	Commitment fee on undrawn funds.

(19)	Investments (or portion thereof) held by OFSCC-FS.

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2018
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Non-control/Non-affiliate Investments
BayMark Health Services	Outpatient Mental Health and Substance Abuse Centers
Senior Secured Loan		10.60%	(L +8.25%)	3/22/2018	3/1/2025	$4,000	$3,964	$3,933	2.2%

Brookfield WEC Holdings Inc.,	Business to Business Electronic Markets
Senior Secured Loan		9.27%	(L +6.75%)	12/6/2018	8/3/2026	1,959	1,959	1,914	1.1

Carolina Lubes, Inc. (4)	Automotive Oil Change and Lubrication Shops
Senior Secured Loan (8)		10.24%	(L +7.82%)	8/23/2017	8/23/2022	20,840	20,705	20,839	11.9
Senior Secured Loan (Revolver) (7)		9.65%	(L +7.25%)	8/23/2017	8/23/2022	—	(11)	—	—
						20,840	20,694	20,839	11.9
Cirrus Medical Staffing, Inc. (4)	Temporary Help Services
Senior Secured Loan		11.05%	(L +8.25%)	3/5/2018	10/19/2022	12,926	12,779	12,732	7.3
Senior Secured Loan (Revolver) (7)		11.05%	(L +8.25%)	3/5/2018	10/19/2022	1,280	1,280	1,261	0.7
						14,206	14,059	13,993	8.0
Community Intervention Services, Inc. (4) (6) (10) (11)	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan		7.0% cash / 6.0% PIK	N/A	7/16/2015	1/16/2021	9,060	7,639	—	—

Confie Seguros Holdings II Co.	Insurance Agencies and Brokerages
Senior Secured Loan		11.24%	(L +8.50%)	7/7/2015	11/1/2025	9,678	9,489	9,290	5.3

Constellis Holdings, LLC	Other Justice, Public Order, and Safety Activities
Senior Secured Loan		11.52%	(L +9.00%)	4/28/2017	4/21/2025	9,950	9,832	9,437	5.4

Convergint Technologies	Security Systems Services (except Locksmiths)
Senior Secured Loan		9.27%	(L +6.75%)	9/28/2018	2/2/2026	3,481	3,422	3,327	1.9

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2018
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Davis Vision, Inc.	Direct Health and Medical Insurance Carriers
Senior Secured Loan		9.28%	(L +6.75%)	7/17/2018	12/1/2025	$5,854	$5,700	$5,570	3.2%

DuPage Medical Group	Offices of Physicians, Mental Health Specialists
Senior Secured Loan		9.50%	(L +7.00%)	8/22/2017	8/15/2025	10,098	10,185	9,771	5.6

Eblens Holdings, Inc.	Shoe Store
Subordinated Loan (11)		12.0% cash / 1.00% PIK	N/A	7/13/2017	1/13/2023	8,920	8,855	8,821	5
Common Equity (71,250 Class A units) (10)				7/13/2017			713	722	0.4
						8,920	9,568	9,543	5.4
Elgin Fasteners Group	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		9.30%	(L +6.50%)	10/31/2011	8/27/2018	3,645	3,645	3,509	2.0

Envocore Holding, LLC (FKA LRI Holding, LLC) (4)	Electrical Contractors and Other Wiring Installation Contractors
Senior Secured Loan		12.05%	(L +9.25%)	6/30/2017	6/30/2022	17,344	17,212	16,821	9.6
Preferred Equity (238,095 Series B units) (10)				6/30/2017			300	300	0.2
Preferred Equity (13,315 Series C units) (10)				8/13/2018			13	13	—
						17,344	17,525	17,134	9.8
Excelin Home Health, LLC	Home Health Care Services
Senior Secured Loan		12.31%	(L +9.50%)	10/25/2018	4/25/2024	4,250	4,168	4,168	2.4

GGC Aerospace Topco L.P.	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Senior Secured Loan		11.49%	(L +8.75%)	12/29/2017	9/8/2024	5,000	4,894	4,033	2.3
Common Equity (368,852 Class A units) (10)				12/29/2017			450	104	0.1
Common Equity (40,984 Class B units) (10)				12/29/2017			50	4	—
						5,000	5,394	4,141	2.4
GOBP Holdings, Inc.,	Supermarkets and Other Grocery (except Convenience) Stores
Senior Secured Loan		10.05%	(L +7.25%)	10/17/2018	10/22/2026	1,400	1,386	1,349	0.8

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2018
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Hyland Software, Inc.	Software Publishers
Senior Secured Loan		6.02%	(L +3.50%)	10/24/2018	7/1/2024	$173	$173	$166	0.1%
Senior Secured Loan		9.52%	(L +7.00%)	10/24/2018	7/7/2025	2,601	2,620	2,534	1.4
						2,774	2,793	2,700	1.5
Inergex Holdings	Other Computer Related Services
Senior Secured Loan		9.39%	(L +7.00%)	10/1/2018	10/1/2024	13,092	12,904	12,904	7.4
Senior Secured Loan (Revolver) (7)		0.50%		10/1/2018	10/1/2024	—	(27)	—	—
						13,092	12,877	12,904	7.4
JBR Clinical Research, Inc. (4) (8)	Research and Development in the Social Sciences and Humanities
Senior Secured Loan		9.10%	(L +6.71%)	8/2/2018	8/2/2023	29,943	29,693	29,016	16.5

MAI Holdings, Inc. (4)	Printing Machinery and Equipment Manufacturing
Senior Secured Loan		9.50%	N/A	6/21/2018	6/1/2023	5,000	5,000	4,841	2.8

My Alarm Center, LLC (4) (10) (13)	Security Systems Services (except Locksmiths)
Preferred Equity (1,485 Class A units), 8% PIK				7/14/2017			1,571	1,536	0.9
Preferred Equity (1,198 Class B units)				7/14/2017			1,198	—	—
Preferred Equity (335 Class Z units) 25% PIK				9/12/2018			325	1,038	0.6
Common Equity (64,149 units)				7/14/2017			—	—	—
							3,094	2,574	1.5
Online Tech Stores, LLC (4)	Stationery and Office Supplies Merchant Wholesalers
Subordinated Loan		10.50% cash / 1.0% PIK	N/A	2/1/2018	8/1/2023	16,150	15,882	15,785	8.9

OnSite Care, PLLC (4) (8)	Home Health Care Services
Senior Secured Loan		10.22%	(L +7.85%)	8/10/2018	8/10/2023	7,100	7,035	7,008	4.0

Parfums Holding Company, Inc.	Cosmetics, Beauty Supplies, and Perfume Stores
Senior Secured Loan		11.56%	(L +8.75%)	11/16/2017	6/30/2025	6,320	6,334	6,292	3.6

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2018
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Pelican Products, Inc.	Unlaminated Plastics Profile Shape Manufacturing
Senior Secured Loan		10.13%	(L +7.75%)	9/24/2018	5/1/2026	$6,055	$6,060	$5,901	3.4%

Performance Team LLC (4)	General Warehousing and Storage
Senior Secured Loan		12.52%	(L +10.00%)	5/24/2018	11/24/2023	20,300	20,118	20,647	11.7

PM Acquisition LLC	All Other General Merchandise Stores
Senior Secured Loan		11.50% cash / 2.50% PIK	N/A	9/30/2017	10/29/2021	5,512	5,431	5,217	3.0
Common Equity (499 units) (10) (13)				9/30/2017			499	137	0.1
						5,512	5,930	5,354	3.1
Resource Label Group, LLC	Commercial Printing (except Screen and Books)
Senior Secured Loan		10.90%	(L +8.50%)	6/7/2017	11/26/2023	4,821	4,767	4,772	2.7

Rocket Software, Inc.	Software Publishers
Senior Secured Loan		6.77%	(L +4.25%)	11/20/2018	11/19/2025	670	667	645	0.4
Senior Secured Loan		10.77%	(L +8.25%)	11/20/2018	11/19/2026	5,187	5,136	5,046	2.9
						5,857	5,803	5,691	3.3
RPLF Holdings, LLC (10) (13)	Software Publishers
Common Equity (254,110 Class A units)				1/17/2018			254	291	0.2

Sentry Centers Holdings, LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan (14)		13.50%	(L +11.50%)	1/25/2016	7/24/2020	8,855	8,802	8,753	5.0
Common Equity (5,000 Series C units) (10) (13)				3/31/2014		—	500	983	0.6
						8,855	9,302	9,736	5.6
Southern Technical Institute, LLC (4) (6) (10)	Colleges, Universities, and Professional Schools
Subordinated Loan		6.00% PIK	N/A	6/27/2018	12/31/2021	1,517	—	—	—
Other				6/27/2018		—	—	—	—
						1,517	—	—	—

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2018
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
SSH Group Holdings, Inc.,	Child Day Care Services
Senior Secured Loan		6.77%	(L +4.25%)	7/26/2018	7/30/2025	$982	$979	$920	0.5%
Senior Secured Loan		10.77%	(L +8.25%)	7/26/2018	7/30/2026	7,216	7,147	6,839	3.9
						8,198	8,126	7,759	4.4
Stancor, L.P. (4) (10)	Pump and Pumping Equipment Manufacturing
Preferred Equity (1,250,000 Class A units), 8% PIK				8/19/2014		—	1,501	1,416	0.8

STS Operating, Inc.	Industrial Machinery and Equipment Merchant Wholesalers
Senior Secured Loan		6.77%	(L +4.25%)	5/16/2018	12/11/2024	638	637	602	0.3
Senior Secured Loan		10.52%	(L +8.00%)	5/15/2018	4/30/2026	9,073	9,069	8,484	4.8
						9,711	9,706	9,086	5.1
The Escape Game, LLC (4)
Senior Secured Loan	Other amusement and recreation industries	11.27%	(L +8.75%)	12/22/2017	12/22/2022	7,000	6,958	6,855	3.9
Senior Secured Loan (Delayed Draw) (7)		11.22%	(L +8.75%)	7/20/2018	12/22/2022	3,733	3,733	3,656	2.1
						10,733	10,691	10,511	6.0
Truck Hero, Inc.	Truck Trailer Manufacturing
Senior Secured Loan		10.76%	(L +8.25%)	5/30/2017	4/21/2025	7,014	6,977	6,808	3.9

United Biologics Holdings, LLC (4) (10)	Medical Laboratories
Preferred Equity (151,787 units)				7/26/2012		—	9	20	—
Warrants (29,374 units)				7/26/2012	3/5/2022	—	82	25	—
						—	91	45	—
Wand Intermediate I LP	Automotive Body, Paint, and Interior Repair and Maintenance
Senior Secured Loan		9.84%	(L +7.25%)	5/14/2018	9/19/2022	3,770	3,802	3,747	2.1

Wastebuilt Environmental Solutions, LLC.	Industrial Supplies Merchant Wholesalers
Senior Secured Loan		11.27%	(L +8.75%)	10/11/2018	10/11/2024	7,000	6,858	6,858	3.9

Other							$900	$89	0.1%

Total Non-control/Non-affiliate Investments						309,407	312,223	297,749	169.9

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2018
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Affiliate Investments
3rd Rock Gaming Holdings, LLC	Software Publishers
Senior Secured Loan		10.30%	(L +7.50%)	3/13/2018	3/12/2023	21,626	21,353	20,023	11.4
Common Equity (2,547,250 units) (10) (13)				3/13/2018		—	2,547	1,073	0.6
						21,626	23,900	21,096	12.0
Contract Datascan Holdings, Inc. (4)	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		11.50%	N/A	8/5/2015	2/5/2021	8,000	7,990	8,000	4.6
Preferred Equity (3,061 Series A shares), 10% PIK				8/5/2015		—	4,944	6,652	3.8
Common Equity (11,273 shares) (10)				6/28/2016		—	104	2,313	1.3
						8,000	13,038	16,965	9.7
DRS Imaging Services, LLC	Data Processing, Hosting, and Related Services
Senior Secured Loan (4) (8)		12.23%	(L +9.42%)	3/8/2018	11/20/2023	10,864	10,774	10,617	6.1
Common Equity (1,135 units) (10) (13)				3/8/2018		—	1,135	1,197	0.7
						10,864	11,909	11,814	6.8
Master Cutlery, LLC (4) (6) (10)	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan (11)		13.00% PIK	N/A	4/17/2015	4/17/2020	5,229	4,764	850	0.5
Preferred Equity (3,723 Series A units), 8% PIK				4/17/2015		—	3,483	—	—
Common Equity (15,564 units)				4/17/2015		—	—	—	—
						5,229	8,247	850	0.5
NeoSystems Corp. (4) (10)	Other Accounting Services
Preferred Equity (521,962 convertible shares), 10% PIK				8/14/2014		—	1,537	2,250	1.3

Pfanstiehl Holdings, Inc. (4)	Pharmaceutical Preparation Manufacturing
Subordinated Loan		10.50%	N/A	1/1/2014	9/29/2022	$3,788	$3,814	$3,788	2.2%
Common Equity (400 Class A shares)				1/1/2014		—	217	8,360	4.8
						3,788	4,031	12,148	7.0
Professional Pipe Holdings, LLC	Plumbing, Heating, and Air-Conditioning Contractors
Senior Secured Loan		12.77%	(L +10.25%)	3/23/2018	3/23/2023	7,779	7,647	7,466	4.3
Common Equity (1,414 Class A units) (10)				3/23/2018		—	1,414	769	0.4
						7,779	9,061	8,235	4.7

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2018
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
TRS Services, LLC (4) (11)	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		11.27% cash / 1.0% PIK	(L +8.75%)	12/10/2014	12/10/2019	14,681	14,617	14,446	8.3
Preferred Equity (329,266 Class AA units), 15% PIK				6/30/2016		—	465	473	0.3
Preferred Equity (3,000,000 Class A units), 11% PIK (10)				12/10/2014		—	3,374	826	0.5
Common Equity (3,000,000 units) (10)				12/10/2014		—	572	—	—
						14,681	19,028	15,745	9.1
Total Affiliate Investments						71,967	90,751	89,103	51.1

Control Investment
MTE Holding Corp. (4)	Travel Trailer and Camper Manufacturing
Subordinated Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		14.00% cash / 1.50% PIK	(L +11.50%)	11/25/2015	11/25/2020	7,296	7,268	7,296	4.2
Common Equity (554 shares)				11/25/2015		—	3,069	2,649	1.5
						7,296	10,337	9,945	5.7
Total Control Investment						7,296	10,337	9,945	5.7

Total Investments						$388,670	$413,311	$396,797	226.7%

(1)
Equity ownership may be held in shares or units of companies affiliated with the portfolio company. The Company's investments are generally classified as "restricted securities" as such term is defined under Regulation S-X Rule 6-03(f) or Securities Act Rule 144.

(2)
Substantially all of the investments that bear interest at a variable rate are indexed to LIBOR (L), and reset monthly, quarterly, or semi-annually. Variable-rate loans with an aggregate cost of $316,260 include LIBOR reference rate floor provisions of generally 1% to 2%. At December 31, 2018, the reference rate on all such instruments was above the stated floors. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at December 31, 2018. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)	Fair value was determined using significant unobservable inputs for all of the Company's investments. See Note 5 for further details.

(4)	Investments (or portion thereof) held by SBIC I LP. All other investments pledged as collateral under the PWB Credit Facility.

(5)
Elgin Fasteners Group became contractually due on August 27, 2018. The lending group entered into a forbearance agreement to extend the maturity through September 26, 2019. The investment shall continue to accrue interest as the borrower has continued to make interest and amortization payments.

(6)	Investment was on non-accrual status as of December 31, 2018, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 5 for further details.

(7)	Subject to unfunded commitments. See Note 6 for further details.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2018
(Dollar amounts in thousands)

(8)The Company has entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it has agreed to receive its principal payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The table below provides additional details as of December 31, 2018:

Portfolio Company	Reported Interest Rate	Interest Rate per Credit Agreement	Additional Interest per Annum
Carolina Lubes, Inc.	10.24%	9.65%	0.59%
DRS Imaging Services, LLC	12.23%	10.80%	1.43%
JBR Clinical Research, Inc.	9.10%	8.64%	0.46%
OnSite Care, PLLC	10.22%	8.60%	1.62%

(9)	Reserved.

(10)	Non-income producing.

(11)
The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of December 31, 2018

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Eblens Holdings, Inc.	Subordinated Loan	0% or 1.00%	14.00% or 12.00%	1.50%
Master Cutlery, LLC	Senior Secured Loan	0% to 13.00%	13.00% to 0%	13.00%
TRS Services, LLC	Senior Secured Loan	0% or 1.00%	11.25% or 1.00%	1.00%

(12)	Represents expiration date of the warrants.

(13)	All or portion of investment held by a wholly-owned subsidiary subject to corporate income tax. See Note 8 for further details.

(14)	Maximum interest rate allowable under the terms of this investment is 13.50%

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 1. Organization
OFS Capital Corporation, a Delaware corporation, is an externally managed, closed-end, non-diversified management investment company. The Company has elected to be regulated as a BDC under the 1940 Act. In addition, for income tax purposes, the Company has elected to be treated as a RIC under Subchapter M of the Code.
The Company’s objective is to provide stockholders with current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments primarily in middle-market companies principally in the United States. OFS Advisor manages the day-to-day operations of, and provides investment advisory services to the Company.
In addition, OFS Advisor serves as the investment adviser for HPCI, a non-traded BDC with an investment strategy and objective similar to that of the Company. OFS Advisor also serves as the investment adviser for OCCI, a non-diversified, externally managed, closed-end management investment company that has registered as an investment company under the 1940 Act that primarily invests in the equity tranche of CLOs.
The Company may make investments directly or through SBIC I LP. SBIC I LP is subject to SBA regulatory requirements, including: limitations on the businesses and industries in which it can invest; requirements to invest at least 25% of its regulatory capital in eligible smaller businesses, as defined under the SBIC Act; limitations on the financing terms of investments; and capitalization thresholds that may limit distributions to the Company. SBIC I LP is subject to periodic audits and examinations of its financial statements.
OFSCC-FS was formed in April 2019 with the purpose of acquiring senior secured loan investments. The BNP Facility provides OFSCC-FS with borrowing capabilities in an amount up to $150 million.

Note 2. Summary of Significant Accounting Policies
Basis of presentation: The Company is an investment company as defined in the accounting and reporting guidance under ASC Topic 946, Financial Services–Investment Companies. The accompanying interim consolidated financial statements of the Company and related financial information have been prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6, 10 and 12 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. However, in the opinion of management, the consolidated financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation as of and for the periods presented. Certain amounts in the prior period financial statements have been reclassified to conform to the current year presentation. These consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018. The results of operations for any interim period are not necessarily indicative of the results of operations to be expected for the full year.
Significant Accounting Policies: The following information supplements the description of significant accounting policies contained in Note 2 to the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018.
Investments: The Company acquired Structured Finance Notes of CLO investment vehicles. In valuing such investments, the Company considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by broker-dealers. The Company also considers the operating metrics of the CLO vehicle, including compliance with collateralization tests as well as defaults, restructuring activity, and prepayments on the outstanding loans, if any.
Interest income: Interest income from investments in Structured Finance Notes is recognized on the basis of the estimated effective yield to expected redemptions utilizing assumed cash flows in accordance with ASC Sub-topic 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from its Structured Finance Notes and the effective yield is determined and updated periodically.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Concentration of credit risk: Aside from its debt instruments, including investments in Structured Finance Notes of CLOs, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. The Company places cash deposits only with high credit quality institutions, which OFS Advisor believes will mitigate the risk of loss due to credit risk. The amount of loss due to credit risk from debt investments if borrowers fail to perform according to the terms of the contracts, and the collateral or other security for those instruments proved to be of no value to the Company, is equal to the Company's recorded investment in debt instruments and the unfunded loan commitments as disclosed in Note 6. The amount of loss due to credit risk from investments in Structured Finance Notes, if underlying funds and managers fail to perform according to the terms of the indentures and collateral management agreements, and the collateral or other security for those instruments proved to be of no value to the Company is equal to the Company's recorded investment in Structured Finance Notes.
New Accounting Standards: In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement, which eliminates, adds and modifies certain disclosure requirements for fair value measurements. The amendments are effective for all entities for fiscal years beginning after December 15, 2019, with early adoption permitted. The Company adopted this guidance effective September 30, 2018.
The Company did not adopt any other new accounting pronouncements during the six months ended June 30, 2019 that had, or is expected to have, a material impact on the Company's consolidated financial statements.
The following table discusses recently issued ASUs, as issued by the FASB yet to be adopted by the Company:

Standard	Description	Effect of Adoption on the Financial Statements
Standards that are not yet adopted
ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment
Removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill.

Annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early application is permitted. The adoption of ASU 2017-04 is not expected to have a material effect on the Company's consolidated financial statements.

Note 3. Related Party Transactions
Investment Advisory and Management Agreement: OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to the Investment Advisory Agreement. The continuation of the Investment Advisory Agreement was most recently approved by the Board on April 4, 2019. Under the terms of the Investment Advisory Agreement, which are in accordance with the 1940 Act and subject to the overall supervision of the Company’s Board, OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring investments, and monitoring investments and portfolio companies on an ongoing basis.
OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to the Company and OFS Advisor is free to furnish similar services to other entities, including other funds affiliated with OFS Advisor, so long as its services to the Company are not impaired. OFS Advisor also serves as the investment adviser or collateral manager to CLO funds and other companies, including HPCI and OCCI.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% and based on the average value of the Company’s total assets (other than cash but including assets purchased with borrowed amounts and assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the quarter. OFS Advisor has elected to exclude the value of the intangible asset and goodwill resulting from the SBIC Acquisition from the base management fee calculation.
OFS Advisor agreed to waive a portion of its base management fee by reducing the portion of such fee from 0.4375% per quarter (1.75% annualized) to 0.25% per quarter (1.00% annualized) of the average value of the portion of the total assets held by the Company through OFSCC-FS (the "OFSCC-FS Assets"), at the end of the two most recently completed calendar

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

quarters to the extent that such portion of the OFSCC-FS Assets are financed using leverage (also calculated on an average basis) that causes the Company’s statutory asset coverage ratio to fall below 200%. When calculating its statutory asset coverage ratio, the Company excludes its SBA guaranteed debentures from its total outstanding senior securities as permitted pursuant to exemptive relief granted by the SEC dated November 26, 2013. The waiver is renewable on an annual basis and the amount of the base management fee waived with respect to the OFSCC-FS Assets shall not be subject to recoupment by OFS Advisor.
The incentive fee has two parts. The first part ("Income Incentive Fee") is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (defined below) and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest or dividend feature (such as OID, debt instruments with PIK interest, equity investments with accruing or PIK dividend and zero coupon securities), accrued income that the Company has not yet received in cash.
Pre-incentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter and adjusted for any share issuances or repurchases during such quarter.
The incentive fee with respect to pre-incentive fee net income is 20.0% of the amount, if any, by which the pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, OFS Advisor receives no incentive fee until the net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 100.0% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, OFS Advisor will receive 20.0% of the pre-incentive fee net investment income.
Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the base management fee. These calculations are appropriately prorated for any period of less than three months.
The second part of the incentive fee (the “Capital Gain Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.0% of the Company’s aggregate realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation through the end of such year, less all previous amounts paid in respect of the Capital Gain Fee.
The Company accrues the Capital Gain Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive. If, on a cumulative basis, the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation) decreases during a period, the Company will reverse any excess Capital Gain Fee previously accrued such that the amount of Capital Gains Fee accrued is no more than 20% of the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation).
On May 1, 2018, OFS Advisor agreed to irrevocably waive the receipt of $22 in Income Incentive Fees (based on net investment income) related to net investment income, that it would otherwise be entitled to receive under the Investment Advisory Agreement for the three months ended March 31, 2018. As a result of the voluntary fee waiver, the Company incurred Income Incentive Fee expense of $714 for the three months ended March 31, 2018, which is equal to the Income Incentive Fee expense the Company incurred for the three months ended December 31, 2017. The voluntary fee waiver did not include Capital Gain Fees, which was $0 for the three months ended March 31, 2018.
License Agreement: The Company entered into a license agreement with OFSAM under which OFSAM has agreed to grant the Company a non-exclusive, royalty-free license to use the name “OFS.”

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Administration Agreement: OFS Services furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to the Administration Agreement. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, OFS Services also provides managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion of OFS Services’s overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer and their respective staffs. To the extent that OFS Services outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to OFS Services.
Expenses recognized for the three and six months ended June 30, 2019 and 2018, under agreements with OFS Advisor and OFS Services are presented below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Base management fees	$2,055	$1,548	$3,898	$2,908
Incentive fees:
Income Incentive Fee	1,245	1,135	2,408	1,871
Incentive fee waiver	—	—	—	(22)
Administration fee expense	417	358	854	941

Note 4. Investments
As of June 30, 2019, the Company had loans to 64 portfolio companies, of which 89% were senior secured loans and 11% were subordinated loans, at fair value, as well as equity investments in 15 of these portfolio companies. The Company also held equity investments in five portfolio companies in which it did not hold a debt investment and three investments in Structured Finance Notes. At June 30, 2019, the Company's investments consisted of the following:

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Senior secured debt investments (1)	$390,382	77.6%	225.5%	$379,956	78.4%	219.6%
Subordinated debt investments	56,435	11.2	32.6	44,975	9.3	26.0
Preferred equity	21,462	4.3	12.4	15,943	3.3	9.2
Common equity and warrants	13,419	2.7	7.8	22,774	4.7	13.2
Total debt and equity investments	481,698	95.8	278.3	463,648	95.7	268.0
Structured Finance Notes	20,860	4.2	12.0	21,070	4.3	12.2
Total investments	$502,558	100.0%	290.3%	$484,718	100.0%	280.2%

(1)
Includes debt investments, typically referred to as unitranche, in which we have entered into contractual arrangements with co‑lenders whereby, subject to certain conditions, we have agreed to receive our principal payments after the repayment of certain co‑lenders pursuant to a payment waterfall. Amortized cost and fair value of these investments were $75,953 and $75,917, respectively.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

As of June 30, 2019, all but one (domiciled in Ireland) of the Company’s debt and equity investments, with an amortized cost and fair value of $1,898 and $1,898, respectively, were domiciled in the United States. Geographic composition is determined by the location of the corporate headquarters of the portfolio company. The industry compositions of the Company’s debt and equity investment portfolio was as follows:

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Administrative and Support and Waste Management and Remediation Services
Security Systems Services (except Locksmiths)	$6,520	1.4%	3.8%	$5,614	1.2%	3.2%
Temporary Help Services	13,028	2.7	7.5	12,742	2.7	7.4
Arts, Entertainment, and Recreation
Other amusement and recreation industries	13,962	2.9	8.1	13,820	3.0	8.0
Construction
Electrical Contractors and Other Wiring Installation Contractors	16,488	3.4	9.5	14,827	3.2	8.6
Plumbing, Heating, and Air-Conditioning Contractors	8,872	1.8	5.1	9,960	2.1	5.8
Education Services
Colleges, Universities, and Professional Schools	—	—	—	—	—	—
Finance and Insurance
Insurance Agencies and Brokerages	9,502	2.0	5.5	9,301	2.0	5.4
Health Care and Social Assistance
Child Day Care Services	8,126	1.7	4.7	8,091	1.7	4.7
Diagnostic Imaging Centers	16,956	3.5	9.8	17,024	3.7	9.8
Freestanding Ambulatory Surgical and Emergency Centers	1,990	0.4	1.1	1,990	0.4	1.1
General Medical and Surgical Hospitals	1,625	0.3	0.9	1,625	0.4	0.9
Home Health Care Services	13,220	2.7	7.6	13,152	2.8	7.6
Medical Laboratories	91	—	0.1	32	—	—
Offices of Physicians, Mental Health Specialists	10,179	2.1	5.9	10,050	2.2	5.8
Outpatient Mental Health and Substance Abuse Centers	11,606	2.4	6.7	4,000	0.9	2.3
Residential Intellectual and Developmental Disability Facilities	2,000	0.4	1.2	2,000	0.4	1.2
Information
Data Processing, Hosting, and Related Services	11,890	2.5	6.9	12,813	2.8	7.4
Internet Publishing and Broadcasting and Web Search Portals	1,977	0.4	1.1	1,977	0.4	1.1
Software Publishers	39,053	8.2	22.5	36,968	8.1	21.3
Wired Telecommunications Carriers	1,980	0.4	1.1	1,980	0.4	1.1
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	3,537	0.7	2.0	3,387	0.7	2.0
Commercial Printing (except Screen and Books)	4,772	1.0	2.8	4,643	1.0	2.7
Custom Compounding of Purchased Resins	15,386	3.2	8.9	15,712	3.4	9.1

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Other Aircraft Parts and Auxiliary Equipment Manufacturing	5,403	1.1	3.1	4,117	0.9	2.4
Other Commercial and Service Industry Machinery Manufacturing	1,965	0.4	1.1	1,965	0.4	1.1
Pharmaceutical Preparation Manufacturing	5,926	1.2	3.4	14,480	3.1	8.4
Plastics Plumbing Fixture Manufacturing	1,491	0.3	0.9	1,491	0.3	0.9
Printing Machinery and Equipment Manufacturing	5,000	1.0	2.9	3,075	0.7	1.8
Pump and Pumping Equipment Manufacturing	1,501	0.3	0.9	1,518	0.3	0.9
Travel Trailer and Camper Manufacturing	10,400	2.2	6.0	10,731	2.3	6.2
Truck Trailer Manufacturing	6,981	1.4	4.0	6,713	1.4	3.9
Unlaminated Plastics Profile Shape Manufacturing	8,068	1.7	4.7	7,996	1.7	4.6
Other Services (except Public Administration)
Automotive Oil Change and Lubrication Shops	20,430	4.3	11.8	20,639	4.6	11.8
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	19,069	4.1	11.0	14,564	3.2	8.4
Communication Equipment Repair and Maintenance	1,995	0.4	1.2	1,995	0.4	1.2
Professional, Scientific, and Technical Services
Administrative Management and General Management Consulting Services	6,064	1.3	3.5	6,031	1.3	3.5
Advertising Agencies	1,997	0.4	1.2	1,997	0.4	1.2
Other Accounting Services	1,615	0.3	0.9	2,250	0.5	1.3
Other Computer Related Services	18,155	3.8	10.5	17,961	3.9	10.4
Other Professional, Scientific, and Technical Services	9,307	1.9	5.4	9,962	2.1	5.8
Research and Development in the Social Sciences and Humanities	24,144	5.1	13.9	23,852	5.2	13.7
Testing Laboratories	1,997	0.4	1.2	1,997	0.4	1.2
Public Administration
Other Justice, Public Order, and Safety Activities	9,841	2.0	5.7	6,915	1.5	4.0
Public Finance Activities	1,948	0.4	1.1	1,948	0.4	1.1
Real Estate and Rental and Leasing
Office Machinery and Equipment Rental and Leasing	13,359	2.8	7.7	14,912	3.2	8.6
Retail Trade
Cosmetics, Beauty Supplies, and Perfume Stores	6,420	1.3	3.7	6,439	1.4	3.7
Shoe store	9,621	2.0	5.6	9,673	2.1	5.6
Sporting Goods Stores	1,925	0.4	1.1	1,925	0.4	1.1
Supermarkets and Other Grocery (except Convenience) Stores	1,995	0.4	1.2	1,995	0.4	1.2
All Other General Merchandise Stores	$5,509	1.1%	3.2%	$4,983	1.1%	2.9%

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Transportation and Warehousing
General Warehousing and Storage	20,137	4.3	11.6	20,502	4.5	11.7
Wholesale Trade
Business to Business Electronic Markets	3,884	0.8	2.2	3,895	0.8	2.2
Computer and Computer Peripheral Equipment and Software Merchant Wholesalers	1,980	0.4	1.1	1,980	0.4	1.1
Industrial Machinery and Equipment Merchant Wholesalers	9,703	2.0	5.6	9,629	2.1	5.6
Industrial Supplies Merchant Wholesalers	6,871	1.4	4.0	6,813	1.5	3.9
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,247	1.7	4.8	629	0.1	0.4
Stationary & Office Supply Merchant Wholesaler	15,990	3.3	9.2	16,368	3.5	9.5
Total debt and equity investments	$481,698	100.0%	278.2%	$463,648	100.0%	267.8%
Structured Finance Notes	20,860	—	12.0%	21,070	—	12.2%
Total investments	$502,558	100.0%	290.2%	$484,718	100.0%	280%
As of December 31, 2018, the Company had loans to 44 portfolio companies, of which 88% were senior secured loans and 12% were subordinated loans, at fair value, as well as equity investments in 13 of these portfolio companies. The Company also held an equity investment in six portfolio companies in which it did not hold a debt investment.
At December 31, 2018, the Company's debt and equity investments consisted of the following:

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Senior secured debt investments	$325,873	78.8%	186.2%	$319,017	80.4%	182.3%
Subordinated debt investments	56,212	13.6	32.1	44,540	11.2	25.4
Preferred equity	19,620	4.7	11.2	14,613	3.7	8.4
Common equity and warrants	11,606	2.8	6.6	18,627	4.7	10.6
Total	$413,311	100.0%	236.1%	$396,797	100.0%	226.7%
At December 31, 2018, all of the Company’s debt and equity investments were domiciled in the United States. The industry compositions of the Company’s debt and equity investment portfolio were as follows:

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Administrative and Support and Waste Management and Remediation Services
Security Systems Services (except Locksmiths)	$6,516	1.6%	3.7%	$5,901	1.5%	3.4%
Temporary Help Services	14,059	3.4	8.0	13,993	3.5	8.0
Arts, Entertainment, and Recreation
Other Amusement and Recreation Industries	10,691	2.6	6.1	10,511	2.6	6.0
Construction
Electrical Contractors and Other Wiring Installation Contractors	17,525	4.2	10.0	17,134	4.3	9.8
Plumbing, Heating, and Air-Conditioning Contractors	9,061	2.2	5.2	8,235	2.1	4.7

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Education Services
Colleges, Universities, and Professional Schools	—	—	—	—	—	—
Finance and Insurance
Direct Health and Medical Insurance Carriers	5,700	1.4	3.3	5,570	1.4	3.2
Insurance Agencies and Brokerages	9,489	2.3	5.4	9,290	2.3	5.3
Health Care and Social Assistance
Child Day Care Services	8,126	2.0	4.6	7,759	2.0	4.4
Home Health Care Services	11,203	2.7	6.4	11,176	2.8	6.4
Medical Laboratories	91	—	0.1	45	—	—
Offices of Physicians, Mental Health Specialists	10,185	2.5	5.8	9,771	2.5	5.6
Outpatient Mental Health and Substance Abuse Centers	11,603	2.8	6.6	3,933	1.0	2.2
Information
Data Processing, Hosting, and Related Services	11,909	2.9	6.8	11,814	3.0	6.7
Software Publishers	32,750	7.9	18.6	29,778	7.5	16.9
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	3,645	0.9	2.1	3,509	0.9	2.0
Commercial Printing (except Screen and Books)	4,767	1.2	2.7	4,772	1.2	2.7
Other Aircraft Parts and Auxiliary Equipment Manufacturing	5,394	1.3	3.1	4,141	1.0	2.4
Pharmaceutical Preparation Manufacturing	4,031	1.0	2.3	12,148	3.1	6.9
Printing Machinery and Equipment Manufacturing	5,000	1.2	2.9	4,841	1.2	2.8
Pump and Pumping Equipment Manufacturing	1,501	0.4	0.9	1,416	0.4	0.8
Travel Trailer and Camper Manufacturing	10,337	2.5	5.9	9,945	2.5	5.7
Truck Trailer Manufacturing	6,977	1.7	4.0	6,808	1.7	3.9
Unlaminated Plastics Profile Shape Manufacturing	6,060	1.5	3.5	5,901	1.5	3.4
Other Services (except Public Administration)
Automotive Body, Paint, and Interior Repair and Maintenance	3,802	0.9	2.2	3,747	0.9	2.1
Automotive Oil Change and Lubrication Shops	20,694	5.0	11.8	20,839	5.3	11.9
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	19,028	4.6	10.9	15,745	4.0	9.0
Professional, Scientific, and Technical Services
Other Accounting Services	1,537	0.4	0.9	2,250	0.6	1.3
Other Computer Related Services	12,877	3.1	7.4	12,904	3.3	7.4
Other Professional, Scientific, and Technical Services	9,302	2.3	5.3	9,736	2.5	5.6

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Research and Development in the Social Sciences and Humanities	29,693	7.2	17.0	29,016	7.3	16.5
Public Administration
Other Justice, Public Order, and Safety Activities	9,832	2.4	5.6	9,437	2.4	5.4
Real Estate and Rental and Leasing
Home Health Equipment Rental	900	0.2	0.5	89	—	0.1
Office Machinery and Equipment Rental and Leasing	13,038	3.2	7.4	16,965	4.3	9.7
Retail Trade
Cosmetics, Beauty Supplies, and Perfume Stores	6,334	1.5	3.6	6,292	1.6	3.6
Shoe store	9,568	2.2	5.5	9,543	2.4	5.5
Supermarkets and Other Grocery (except Convenience) Stores	1,386	0.3	0.8	1,349	0.3	0.8
All Other General Merchandise Stores	5,930	1.4	3.4	5,354	1.2	3.1
Transportation and Warehousing
General Warehousing and Storage	20,118	4.9	11.5	20,647	5.2	11.8
Wholesale Trade
Business to Business Electronic Markets	1,959	0.5	1.1	1,914	0.5	1.1
Industrial Machinery and Equipment Merchant Wholesalers	9,706	2.3	5.5	9,086	2.3	5.2
Industrial Supplies Merchant Wholesalers	6,858	1.7	3.9	6,858	1.7	3.9
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,247	2.0	4.7	850	0.2	0.5
Stationery and Office Supplies Merchant Wholesalers	15,882	3.7	9.1	15,785	4.0	9.0
	$413,311	100.0%	236.1%	$396,797	100.0%	226.7%
When there is reasonable doubt that principal, cash interest, or PIK interest will be collected, loan investments are placed on non-accrual status and the Company will generally cease recognizing cash interest, PIK interest, or Net Loan Fee amortization, as applicable. Interest accruals and Net Loan Fee amortization are resumed on non-accrual investments only when they are brought current with respect to principal, interest and when, in the judgment of management, the investments are estimated to be fully collectible as to all principal. The aggregate amortized cost and fair value of loans on non-accrual status with respect to all interest and Net Loan Fee amortization was $12,403 and $629, respectively, at June 30, 2019, and $12,403 and $850 at December 31, 2018, respectively.
In August 2018, the Elgin Fasteners Group senior secured loan became contractually due. The lending group entered into a forbearance agreement with respect to the maturity date through September 26, 2019, subject to other terms and conditions. The investment will continue to accrue interest as the borrower has continued to make interest and amortization payments.
On January 31, 2019, Maverick Healthcare Equity, LLC was acquired in a purchase transaction. Proceeds from this transaction were insufficient to redeem the class of equity held by the Company. Accordingly, the Company recognized a net loss of $89, which is comprised of $900 realized loss net of $811 unrealized loss reversal, in the six months ended June 30, 2019.

Note 5. Fair Value of Financial Instruments
The Company’s investments are valued at fair value as determined in good faith by management under the supervision, and review and approval of the Board.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:
Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data.
Level 3: Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.
The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant judgment or estimation by management. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Beginning in the first quarter of 2019 and with the addition of Structured Finance Notes to the Company's portfolio, the Company values Structure Finance Notes at NBIB prices. In valuing such investments, the Company considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by broker-dealers. The Company also considers the operating metrics of the CLO vehicle, including compliance with collateralization tests as well as defaults, restructuring activity and prepayment, and prepayments on the outstanding loans, if any. The Company engages a third-party valuation firm to provide assistance to the Company's Board in valuing our investments, which they will evaluate and consider in determining fair value.
Senior securities with a fair value of $14,219 were transfered from Level 3 to Level 2 during the three and six months ended June 30, 2019. There were no transfers among Level 1, 2 and 3 during the three and six months ended June 30, 2018.
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company might realize significantly less than the value at which such investment had previously been recorded. The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
The following tables provide quantitative information about valuation techniques and the Company’s significant inputs to the Company’s Level 3 fair value measurements as of June 30, 2019 and December 31, 2018. In addition to the techniques and inputs noted in the tables below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The table below is not intended to be exhaustive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.
Senior securities with a fair value of $38,782 were valued at their Transaction Price. Based on liquidity and other market factors, these securities are designated as Level 2 in the fair value hierarchy.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

	Fair Value at June 30, 2019	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$326,955	Discounted cash flow	Discount rates	11.24% - 12.94% (12.09%)

Subordinated	36,995	Discounted cash flow	Discount rates	10.18% - 11.92% (11.05%)
Subordinated	7,980	Enterprise value	EBITDA multiples	4.25x - 6.00x (5.30x)

Structured Finance Notes:
Subordinated notes	21,070	Market quotes	NBIB	70.5% - 81.5% (77.18%)

Equity investments:
Preferred equity	13,761	Enterprise value	EBITDA multiples	5.0x - 8.5x (7.25x)
Preferred equity	2,182	Enterprise value	Reoccurring monthly revenue	38.0x - 42.0x (40.0x)

Common equity and warrants	22,774	Enterprise value	EBITDA multiples	4.0x - 40.5x (14.35x)
	$431,717

	Fair Value at December 31, 2018	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$295,087	Discounted cash flow	Discount rates	6.94% - 19.70% (12.49%)
	23,930	Transaction Price

Subordinated	36,394	Discounted cash flow	Discount rates	7.16% - 15.40% (7.21%)
Subordinated	8,146	Market approach	EBITDA multiples	3.50x - 7.65x (5.10x)

Equity investments
Preferred equity	12,039	Market approach	EBITDA multiples	4.50x - 8.50x (7.42x)
Preferred equity	2,574	Market approach	Reoccurring monthly revenue	38.0x - 42.0x (40.0x)
Common equity and warrants	18,627	Market approach	EBITDA multiples	3.50x - 11.00x (8.68x)
	$396,797
Averages in the preceding two tables were weighted by the fair value of the related instruments.
Changes in market credit spreads or events impacting the credit quality of the underlying portfolio company (both of which could impact the discount rate), as well as changes in EBITDA and/or EBITDA multiples, among other things, could have a significant impact on fair values, with the fair value of a particular debt investment susceptible to change in inverse relation to the changes in the discount rate. Changes in EBITDA and/or EBITDA multiples, as well as changes in the discount rate, could have a significant impact on fair values, with the fair value of an equity investment susceptible to change in tandem with the changes in EBITDA and/or EBITDA multiples, and in inverse relation to changes in the discount rate. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.
The following tables presents the Company's investment portfolio measured at fair value on a recurring basis as of June 30, 2019 and December 31, 2018.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Security	Level 1	Level 2	Level 3	Fair Value at June 30, 2019
Debt investments	$—	$53,001	$371,930	$424,931
Equity investments	—	—	38,717	38,717
Structured Finance Notes	—	—	21,070	21,070
	$—	$53,001	$431,717	$484,718

Security	Level 1	Level 2	Level 3	Fair Value at December 31, 2018
Debt investments	$—	$—	$363,557	$363,557
Equity investments	—	—	33,240	33,240
Structured Finance Notes	—	—	—	—
	$—	$—	$396,797	$396,797

The following tables present changes in investments measured at fair value using Level 3 inputs for the six months ended June 30, 2019 and June 30, 2018.

	Six Months Ended June 30, 2019
	Senior Secured Debt Investments	Subordinated Debt Investments	Preferred Equity	Common Equity and Warrants	Structured Finance Notes	Total
Level 3 assets, January 1, 2019	$319,017	$44,540	$14,613	$18,627	$—	$396,797

Net realized gain (loss) on investments	6	—	(900)	—	—	(894)
Net unrealized appreciation (depreciation) on investments	(3,570)	212	(512)	2,334	210	(1,326)
Amortization of Net Loan Fees	590	43	—	—	—	633
Accretion of interest income on structured-finance notes	—	—	—	—	1,096	1,096
Capitalized PIK interest and dividends	162	180	433	—	—	775
Purchase and origination of portfolio investments	64,551	—	2,309	1,813	20,921	89,594
Proceeds from principal payments on portfolio investments	(9,266)	—	—	—	—	(9,266)
Sale and redemption of portfolio investments	(30,316)	—	—	—	—	(30,316)
Proceeds from distributions received from portfolio investments	—	—	—	—	(1,157)	(1,157)
Transfers out of Level 3	(14,219)	—	—	—	—	(14,219)

Level 3 assets, June 30, 2019	$326,955	$44,975	$15,943	$22,774	$21,070	$431,717

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

	Six Months Ended June 30, 2018
	Senior Secured Debt Investments	Subordinated Debt Investments	Preferred Equity	Common Equity and Warrants	Total
Level 3 assets, January 1, 2018	$195,112	$51,198	$19,200	$11,989	277,499

Net realized loss on investments	(3,076)	(3,469)	(1,890)	(586)	(9,021)
Net unrealized appreciation on investments	1,680	1,861	205	5,485	9,231
Amortization of Net Loan Fees	518	64	—	—	582
Capitalized PIK interest, dividends	365	241	540	—	1,146
Purchase and origination of portfolio investments	119,355	20,930	—	4,928	145,213
Proceeds from principal payments on portfolio investments	(13,997)	(5,164)	—	—	(19,161)
Sale and redemption of portfolio investments	(39,106)	—	(3,337)	(214)	(42,657)

Level 3 assets, June 30, 2018	$260,851	$65,661	$14,718	$21,602	$362,832
The net unrealized appreciation (depreciation) reported in the Company’s consolidated statements of operations for the six months ended June 30, 2019 and 2018, attributable to the Company’s Level 3 assets still held at those respective period ends was as follows:

	Six Months Ended June 30,
	2019	2018
Senior secured debt investments	$(3,792)	$(611)
Subordinated debt investments	212	1,861
Preferred equity	(1,323)	(1,863)
Common equity and warrants	2,334	4,986
Structured Finance Notes	210	—
Net unrealized appreciation (depreciation) on investments held	$(2,359)	$4,373

Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. The PWB Facility is a variable rate instrument and fair value is approximately book value.
The following tables present the fair value measurements of the Company's debt and indicate the fair value hierarchy of the significant unobservable inputs utilized by the Company to determine such fair values as of June 30, 2019 and December 31, 2018:

	June 30, 2019
Description	Level 1	Level 2	Level 3 (1)	Total
PWB Credit Facility	$—	$—	$38,250	$38,250
OFS Capital Corporation 6.375% Notes due 2025	50,700	—	—	50,700
OFS Capital Corporation 6.5% Notes due 2025	49,146	—	—	49,146
SBA-guaranteed debentures	—	—	151,271	151,271
BNP Facility	—	—	—	—
Total debt, at fair value	$99,846	$—	$189,521	$289,367

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

	December 31, 2018
Description	Level 1	Level 2	Level 3 (1)	Total
PWB Credit Facility	$—	$—	$12,000	$12,000
OFS Capital Corporation 6.375% Notes due 2025	48,500	—	—	48,500
OFS Capital Corporation 6.5% Notes due 2025	46,603	—	—	46,603
SBA-guaranteed debentures	—	—	147,956	147,956
Total debt, at fair value	$95,103	$—	$159,956	$255,059
(1) For Level 3 measurements, fair value is estimated by discounting remaining payments at current market rates for similar instruments at the measurement date and considering such factors as the legal maturity date.
The following are the carrying values and fair values of the Company’s debt as of June 30, 2019 and December 31, 2018:

	As of June 30, 2019		As of December 31, 2018
Description	Carrying Value	Fair Value	Carrying Value	Fair Value
PWB Credit Facility	$38,250	$38,250	$12,000	$12,000
OFS Capital Corporation 6.375% Notes due 2025	48,504	50,700	48,377	48,500
OFS Capital Corporation 6.5% Notes due 2025	46,970	49,146	46,849	46,603
SBA-guaranteed debentures	147,786	151,271	147,600	147,956
BNP Facility	—	—	—	—
Total debt, at fair value	$281,510	$289,367	$254,826	$255,059

Note 6. Commitments and Contingencies
The Company has the following unfunded commitments to portfolio companies as of June 30, 2019:

Name of Portfolio Company	Investment Type	Commitment
Carolina Lubes, Inc.	Senior Secured Loan (Revolver)	$2,920
Cirrus Medical Staffing, Inc.	Senior Secured Loan (Revolver)	998
Inergex Holdings, LLC	Senior Secured Loan (Revolver)	188
		$4,106
From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company as of June 30, 2019.
Additionally, the Company is subject to periodic inspection by regulators to assess compliance with applicable BDC regulations and the SBIC I LP is subject to periodic inspections by the SBA.
In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide for general indemnification. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.

Note 7. Borrowings
SBA Debentures: The SBA Debentures issued by SBIC I LP and other SBA regulations generally restrict assets held by SBIC I LP. On a stand-alone basis, SBIC I LP held $245,371 and $251,060 in assets at June 30, 2019, and December 31, 2018, respectively, which accounted for approximately 49% and 57% of the Company’s total consolidated assets, respectively. These assets can not be pledged under any debt obligation of the Company.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2018
(Dollar amounts in thousands)

PWB Credit Facility: The Company has up to $100,000 of available credit under its PWB Credit Facility maturing February 28, 2021, of which $38,250 was drawn as of June 30, 2019. The average dollar amount of borrowings outstanding during the six months ended June 30, 2019 and 2018, were $28,932 and $14,678, respectively. The effective interest rate on the PWB Credit Facility was 6.13% at June 30, 2019. Availability under the PWB Credit Facility as of June 30, 2019 was $43,174 based on the stated advance rate of 50% of the borrowing base.
On April 10, 2019, the BLA was amended to, among other things: (i) increase the maximum amount available from $50.0 million to $100.0 million; (ii) change the interest rate from a variable rate of Prime Rate plus a 0.75% margin to a variable rate of Prime Rate plus a 0.25% margin (with a floor of 5.25%); (iii) extend the maturity date from January 31, 2020 to February 28, 2021; (iv) increase the minimum quarterly net investment income covenant from $2.0 million to $3.0 million; (v) reduce the statutory asset coverage ratio test from 200% to 150%; and (vi) add a total liabilities to Net Asset Value (as defined in the Secured Revolver Amendment) covenant of 300%.
Unsecured Notes: The Company has Unsecured Notes with an aggregate outstanding principal of $98,525. The Unsecured Notes are direct unsecured obligations and rank equal in right of payment with all current and future unsecured indebtedness of the Company. Because the Unsecured Notes are not secured by any of the Company's assets, they are effectively subordinated to all existing and future secured unsubordinated indebtedness (or any indebtedness that is initially unsecured as to which the Company subsequently grant a security interest), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the PWB Credit Facility.
BNP Facility: On June 20, 2019, OFSCC-FS entered into the BNP Facility, which provides for borrowings in an aggregate principal amount up to $150,000. Borrowings under the BNP Facility will bear interest based on LIBOR for the relevant interest period, plus an applicable spread. The BNP Facility will mature on the earlier of June 20, 2024 or upon certain other events defined in the credit agreement which result in accelerated maturity. Borrowings under the BNP Facility are secured by substantially all of the assets held by OFSCC-FS. OFSCC-FS incurred fees to the lenders as well as legal costs of approximately $1,321 to establish the BNP Facility, which are amortized over the life of the facility. Availability under the BNP Facility was $-0- as all conditions for borrowing had not been satisfied as of June 30, 2019.
On July 29, 2019, OFSCC-FS borrowed $23,600 under the BNP Facility to settle amounts due as of June 30, 2019, for investment purchases.
Interest expense for the three and six months ended June 30, 2019 and 2018 on the Company's outstanding borrowings is presented below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
SBA Debentures	$1,280	$1,280	$2,548	$2,548
PWB Credit Facility	633	177	1,094	543
Unsecured Notes Due April 2025	860	712	1,720	712
Unsecured Notes Due October 2025	866	—	1,732	—
BNP Facility	6	$—	6	$—
Total interest expense(1)	$3,645	$2,169	$7,100	$3,803

Average dollar borrowings	$282,608	$198,424	$277,337	$185,414
Average interest rate	4.98%	4.30%	4.96%	4.11%
(1) Interest expense is inclusive of interest on the outstanding balance, commitment fees on undrawn amounts, and the amortization of deferred financing costs.

Note 8. Federal Income Tax
The Company has elected to be taxed as a RIC under Subchapter M of the Code. The determination of the tax attributes of the Company's distributions is made annually as of the end of its fiscal year based on its ICTI and distributions for the full year.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

The Company records reclassifications to its capital accounts for permanent and temporary differences between the GAAP and tax treatment of components of income and the bases of assets and liabilities.
The tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments as of June 30, 2019, and December 31, 2018, were as follows:

	June 30, 2019	December 31, 2018
Tax-basis amortized cost of investments	$497,621	$408,715
Tax-basis gross unrealized appreciation on investments	21,040	18,426
Tax-basis gross unrealized depreciation on investments	(33,943)	(30,344)
Tax-basis net unrealized appreciation (depreciation) on investments	(12,903)	(11,918)
Fair value of investments	$484,718	$396,797
For further information, see the Company's Annual Report on Form 10-K for the year ended December 31, 2018.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 9. Financial Highlights
The following is a schedule of financial highlights for the three and six months ended June 30, 2019 and 2018:

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Per share operating performance:
Net asset value per share at beginning of period	$13.04	$13.67	$13.10	$14.12
Net investment income (4)	0.36	0.34	0.73	0.63
Net realized loss on non-control/non-affiliate investments (4)	(0.01)	(0.41)	(0.07)	(0.37)
Net realized loss on affiliate investments (4)	—	(0.26)	—	(0.30)
Net unrealized appreciation (depreciation) on non-control/non-affiliate investments (4)	(0.27)	0.41	(0.22)	0.29
Net unrealized appreciation on affiliate investments (4)	0.12	0.29	0.04	0.38
Net unrealized appreciation on control investment (4)	0.05	—	0.05	—
Total from investment operations	0.25	0.37	0.53	0.63
Distributions	(0.34)	(0.34)	$(0.68)	(1.05)
Net asset value per share at end of period	$12.95	$13.70	$12.95	$13.70

Per share market value, end of period	$12.00	$11.46	$12.00	$11.46
Total return based on market value (1)	5.0%	5.2%	19.8%	5.3%
Total return based on net asset value (2)	2.1%	2.7%	4.6%	4.4%
Shares outstanding at end of period	13,366,461	13,350,458	13,366,461	13,350,458
Weighted average shares outstanding	13,361,193	13,348,793	13,359,338	13,344,670
Ratio/Supplemental Data (in thousands except ratios)
Average net asset value (3)	$173,708	$182,691	$174,146	$184,573
Net asset value at end of period	$173,132	$182,929	$173,132	$182,929
Net investment income	$4,860	$4,558	$9,688	$8,374
Ratio of total expenses, net to average net assets (5) (7)	18.5%	12.5%	17.9%	11.8%
Ratio of net investment income to average net assets (5) (8)	11.2%	10.0%	11.1%	9.2%
Portfolio turnover (6)	4.0%	5.9%	9.3%	19.0%

(1)	Calculated as ending market value less beginning market value, adjusted for distributions reinvested at prices based on the Company’s dividend reinvestment plan for the respective distributions.

(2)	Calculated as ending net asset value less beginning net asset value, adjusted for distributions reinvested at the Company’s dividend reinvestment plan for the respective distributions.

(3)	Based on the average of the net asset value at the beginning of the indicated period and the preceding calendar quarter.

(4)	Calculated on the average share method.

(5)	Annualized.

(6)	Portfolio turnover rate is calculated using the lesser of period-to-date sales and principal payments or period-to-date purchases over the average of the invested assets at fair value.

(7)	Ratio of total expenses before incentive fee waiver to average net assets was 11.8% for the six months ended June 30, 2018.

(8)	Ratio of net investment income before incentive fee waiver to average net assets was 9.2% for the six months ended June 30, 2018.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2018
(Dollar amounts in thousands)

Note 10. Capital Transactions
Distributions: The Company intends to distribute to stockholders, on a quarterly basis, substantially all of its net investment income. In addition, although the Company intends to distribute at least annually net realized capital gains, net of taxes if any, out of assets legally available for such distribution, the Company may also retain such capital gains for investment through a deemed distribution.
The Company may be limited in its ability to make distributions due to the BDC asset coverage requirements of the 1940 Act. The Company’s ability to make distributions may also be affected by SBIC I LP's distributions to the Company, which are governed by SBA regulations. Net assets of SBIC I LP were $95,830, and consolidated cash at June 30, 2019 includes $5,963 held by SBIC I LP, of which approximately $5,107 was available for distribution to the Company.
The following table summarizes distributions declared and paid for the three and six months ended June 30, 2019 and 2018:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Six Months Ended June 30, 2018
February 12, 2018 (1)	March 22, 2018	March 29, 2018	$0.37	$4,886	4,459	$50
February 27, 2018	March 22, 2018	March 29, 2018	0.34	4,490	4,098	46
May 1, 2018	June 22, 2018	June 29, 2018	0.34	4,518	1,684	20
			$1.05	$13,894	$10,241	$116
Six Months Ended June 30, 2019
March 5, 2019	March 22, 2019	March 29, 2019	$0.34	$4,497	3,797	$45
April 30, 2019	June 21, 2019	June 28, 2019	0.34	4,479	5,327	64
			$0.68	$8,976	$9,124	$109
(1) Special dividend representing undistributed net long-term capital gains realized by the Company in 2017.
Distributions in excess of the Company’s current and accumulated ICTI would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of the Company’s distributions is made annually as of the end of its fiscal year based upon its ICTI for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. Each year, a statement on Form 1099-DIV identifying the tax character of distributions is mailed to the Company’s stockholders.
Stock repurchase program:
The Company maintains a Stock Repurchase Program under which the Company may acquire up to $10.0 million of its outstanding common stock. No shares of common stock were repurchased under the Stock Repurchase Program during the six months ended June 30, 2019 and 2018, respectively.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 11. Consolidated Schedule of Investments In and Advances To Affiliates

		Period ended June 30, 2019
Name of Portfolio Company	Investment Type (1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/(depreciation)	Interest & PIK Interest	Dividends	Fees	Total Income (2)	December 31, 2018, Fair Value	Gross Additions (3)	Gross Reductions (4)	June 30, 2019, Fair Value (5)
Control Investment
MTE Holding Corp.	Subordinated Loan	$—	$(8)	$577	$—	$33	$610	$7,296	$63	$(8)	$7,351
	Common Equity	—	731	—	89	—	89	2,649	731	—	3,380
		—	723	577	89	33	699	9,945	794	(8)	10,731

Total Control Investment		—	723	577	89	33	699	9,945	794	(8)	10,731
Affiliate Investments
3rd Rock Gaming Holdings, LLC	Senior Secured Loan	—	308	1,154	—	—	1,154	20,023	341	(250)	20,114
	Common Equity (6)	—	364	—	—	—	—	1,073	364	—	1,437
		—	672	1,154	—	—	1,154	21,096	705	(250)	21,551

Chemical Resources Holdings, Inc.	Senior Secured Loan	—	45	662	—	204	866	—	13,804	(186)	13,618
	Common Equity (6)	—	281	—	—	—	—	—	2,094	—	2,094
		—	326	662	—	204	866	—	15,898	(186)	15,712

Contract Datascan Holdings, Inc.	Subordinated Loan	—	(2)	459	—	—	459	8,000	2	(2)	8,000
	Preferred Equity A (7)	—	(59)	320	—	—	320	6,652	320	(60)	6,912
	Common Equity (6)	—	(2,313)	—	—	—	—	2,313	—	(2,313)	—
		—	(2,374)	779	—	—	779	16,965	322	(2,375)	14,912

DRS Imaging Services, LLC	Senior Secured Loan	—	238	669	—	—	669	10,617	247	(28)	10,836
	Common Equity (6)	—	780	—	—	—	—	1,197	780	—	1,977
		—	1,018	669	—	—	669	11,814	1,027	(28)	12,813

Master Cutlery, LLC	Subordinated Loan (6)	—	(221)	—	—	—	—	850	—	(221)	629
	Preferred Equity (6)	—	—	—	—	—	—	—	—	—	—
	Common Equity (6)	—	—	—	—	—	—	—	—	—	—
		—	(221)	—	—	—	—	850	—	(221)	629

NeoSystems Corp.	Convertible Preferred Stock (7)	—	(78)	78	—	—	78	2,250	78	(78)	2,250

Pfanstiehl Holdings, Inc	Subordinated Loan	—	3	194	—	—	194	3,788	4	(4)	3,788
	Common Equity (Class A)	—	434	—	173	—	173	8,360	434	—	8,794

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

		Period ended June 30, 2019
Name of Portfolio Company	Investment Type (1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/(depreciation)	Interest & PIK Interest	Dividends	Fees	Total Income (2)	December 31, 2018, Fair Value	Gross Additions (3)	Gross Reductions (4)	June 30, 2019, Fair Value (5)
		—	437	194	173	—	367	12,148	438	(4)	12,582

Professional Pipe Holdings, LLC	Senior Secured Loan	—	195	509	—	—	509	7,466	242	(236)	7,472
	Common Equity (6)	—	1,719	—	—	—	—	769	1,719	—	2,488
		—	1,914	509	—	—	509	8,235	1,961	(236)	9,960

TRS Services, Inc.	Senior Term Loan	—	(445)	939	—	2	941	14,446	136	(576)	14,006
	Preferred Equity (Class AA units) (7)	—	(1)	36	—	—	36	473	36	(1)	508
	Preferred Equity (Class A units) (6)	—	(776)	—	—	—	—	826	—	(776)	50
	Common Equity (6)	—	—	—	—	—	—	—	—	—	—
		—	(1,222)	975	—	2	977	15,745	172	(1,353)	14,564

TTG Healthcare, LLC	Senior Secured Loan	—	(115)	525	—	4	529	—	14,889	(357)	14,532
	Preferred Equity (6)	—	183	—	—	—	—	—	2,492	—	2,492
		—	68	525	—	4	529	—	17,381	(357)	17,024

Total Affiliate Investments		—	540	5,545	173	210	5,928	89,103	37,982	(5,088)	121,997
Total Control and Affiliate Investments		$—	$1,263	$6,122	$262	$243	$6,627	$99,048	$38,776	$(5,096)	$132,728

(1)
Principal balance of debt investments and ownership detail for equity investments are shown in the consolidated schedule of investments. The Company's investments are generally classified as "restricted securities" as such term is defined under Regulation S-X Rule 6-03(f) or Securities Act Rule 144.

(2)
Represents the total amount of interest, fees or dividends included in income for the six months ended June 30, 2019, that an investment was included in Control or Affiliate Investment categories, respectively.

(3)
Gross additions include increases in cost basis resulting from a new portfolio investment, PIK interest, fees and dividends, accretion of OID, and net increases in unrealized net appreciation or decreases in net unrealized depreciation.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments and sales, if any, and net decreases in net unrealized appreciation or net increases in unrealized depreciation.

(5)	Fair value was determined using significant unobservable inputs. See Note 5 for further details.

(6)	Non-income producing.

(7)	Dividends credited to income include dividends contractually earned but not declared.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2018
(Dollar amounts in thousands)

Note 12. Subsequent Events Not Disclosed Elsewhere
On July 30, 2019, the Company’s Board declared a distribution of $0.34 per share for the third quarter of 2019, payable on September 30, 2019, to stockholders of record as of September 23, 2019.

Prospectus
$200,000,000
OFS CAPITAL
CORPORATION
Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
We are an externally managed, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the "1940 Act"). Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments.
We may offer, from time to time, in one or more offerings or series, up to $200.0 million in shares of our common stock, par value $0.01 per share, preferred stock, par value $0.01 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities which we refer to, collectively, as the “securities.” There is $151,475,000 of securities available for issuance under this prospectus as a result of our issuance of $48,525,000 in aggregate principal amount of 6.50% notes in October 2018. We may sell our securities directly or through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of shares of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of the securities.
Substantially all of the debt securities in which we invest are rated below investment grade or would be rated below investment grade if rated, which are often referred to as “high yield” or “junk” securities. Exposure to below investment grade securities involves certain risk, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. A material amount of our debt investments contain floating interest rate provisions that may make it more difficult for the borrowers to make interest payments on our debt investments. Further, our debt investments generally will not pay down principal during their term which could result in a substantial loss to us if the portfolio company is unable to refinance or repay the debt at maturity.
Our common stock is traded on the Nasdaq Global Select Market under the symbol “OFS.” On June 20, 2019, the last reported sales price on the Nasdaq Global Select Market for our common stock was $12.40 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of March 31, 2019 was $13.04.
Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge, and stockholder inquiries may be made, by contacting Investor Relations of OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, IL 60606, or by calling us at (847) 734-2000 or on our website at www.ofscapital.com. The Securities and Exchange Commission, or the SEC, maintains a website at www.sec.gov where such information is available without charge. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.
Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any of our securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 18 of this prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.
Prospectus dated June 25, 2019

You should rely only on the information contained in this prospectus and any prospectus supplement to this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any such supplement do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus and any such supplement is accurate only as of its date, and under no circumstances should the delivery of this prospectus and any such supplement or the sale of any securities imply that the information in this prospectus is accurate as of any later date or that the affairs of OFS Capital Corporation have not changed since such date. This prospectus and any accompanying prospectus supplement will be updated to reflect material changes.

i

ABOUT THIS PROSPECTUS
This prospectus and any accompanying prospectus supplement are part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $200 million of shares of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights, or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. Our securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus and any accompanying prospectus supplement provides you with a general description of our securities that we may offer. Each time we use this prospectus to offer our securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under “Available Information” and “Risk Factors” sections before you make an investment decision.
A prospectus supplement may also add to, update or change information contained in this prospectus.

ii

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. Throughout this prospectus, we refer to OFS Capital Corporation and its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” OFS Capital Management, LLC as “OFS Advisor” or the “Advisor;” and OFS Capital Services, LLC as “OFS Services” or the “Administrator.”
Defined Terms
We have used "we," "us," "our," "our company," and "the Company" to refer to OFS Capital Corporation in this prospectus. We also have used several other terms in this report, which are explained or defined below:

1940 Act	Investment Company Act of 1940, as amended
Administration Agreement	Administration agreement between the Company and OFS Services dated November 7, 2012
Advisers Act	Investment Advisers Act of 1940, as amended
Annual Distribution Requirement	Distributions to our stockholders, for each taxable year, of at least 90% of our ICTI
ASC	Accounting Standards Codification, as issued by the FASB
ASC Topic 606	ASC Topic 606, "Revenue From Contracts With Customers"
ASC Topic 820	ASC Topic 820, "Fair Value Measurements and Disclosures"
ASC Topic 946	ASC Topic 946, "Financial Services-Investment Companies"
ASU	Accounting Standards Updates, as issued by the FASB
BDC	Business Development Company under the 1940 Act
BLA	Business Loan Agreement, as amended, with Pacific Western Bank, as lender, which provides the Company with a senior secured revolving credit facility
Board	The Company's board of directors
CLO	Collateralized loan obligation
Code	Internal Revenue Code of 1986, as amended
DRIP	Distribution reinvestment plan
EBITDA	Earnings before interest, taxes, depreciation, and amortization
Exchange Act	Securities Exchange Act of 1934, as amended
FASB	Financial Accounting Standards Board
FDIC	Federal Deposit Insurance Corporation
GAAP	Accounting principles generally accepted in the United States
HPCI	Hancock Park Corporate Income, Inc., a non-traded BDC with an investment strategy similar to the Company for whom OFS Advisor serves as investment adviser
ICTI	Investment company taxable income, as defined in the Code, which is generally net ordinary income plus net short-term capital gains in excess of net long-term capital losses
Investment Advisory Agreement	Investment advisory agreement between the Company and OFS Advisor dated November 7, 2012
IPO	Initial Public Offering
LIBOR	London Interbank Offered Rate
Net Loan Fees	The cumulative amount of fees, such as discounts, premiums and amendment fees that are deferred and recognized as income over the life of the loan.
OCCI
OFS Credit Company, Inc., a closed-end management investment company that has registered as an investment company under the 1940 Act that primarily invests in CLO debt and subordinated (i.e., residual or equity) securities

Offering	Follow-on public offering of 3,625,000 shares of our common stock in April 2017
OFS Advisor	OFS Capital Management, LLC, a wholly owned subsidiary of OFSAM and registered investment adviser under the Advisers Act
OFSC	Orchard First Source Capital, Inc., a wholly owned subsidiary of OFSAM
OFS Capital WM	OFS Capital WM, LLC, a wholly owned investment-company subsidiary of the Company
OFS Services	OFS Capital Services, LLC, a wholly owned subsidiary of OFSAM and affiliate of OFS Advisor

OFSAM	Orchard First Source Asset Management, LLC, a full-service provider of capital and leveraged finance solutions to U.S. Corporations
Prime Rate	United States Prime interest rate
PWB Credit Facility	Senior secured revolving credit facility between the Company and Pacific Western Bank, as lender
RIC	Regulated investment company under Subchapter M of Code
SBA	U.S. Small Business Administration
SBIC	A fund licensed under the SBA small business investment company program
SBIC Acquisition	The Company's acquisition of the remaining ownership interests in SBIC I LP and SBIC I GP, LLC on December 4, 2013, making SBIC I LP a wholly owned subsidiary of the Company
SBIC Act	Small Business Investment Act of 1958, as amended
SBIC I LP	OFS SBIC I, LP, a wholly owned SBIC subsidiary of the Company
SEC	U.S. Securities and Exchange Commission
Structured Finance Notes
CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

The Order
We received exemptive relief from the SEC to permit us to co-invest in portfolio companies with certain funds managed by Affiliated Funds in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions.

Transaction Price	The cost of an arm's length transaction occurring in the same security
Unsecured Notes	The combination of the Unsecured Notes Due April 2025 and the Unsecured Notes Due October 2025
Unsecured Notes Due April 2025	The Company's $50.0 million aggregate principal amount of 6.375% notes due April 30, 2025
Unsecured Notes Due October 2025	The Company's $48.5 million aggregate principal amount of 6.5% notes due October 30, 2025
Valuation Methodology Change	We changed the primary method used to value certain of our investments as of December 31, 2016, from the income approach to the market approach
WM Credit Facility	Secured revolving line of credit with Wells Fargo Bank, N.A, terminated on May 28, 2015

OFS Capital Corporation
We are an externally managed, closed-end management investment company and have elected to be treated as a BDC under the 1940 Act, which imposes certain investment restrictions on our portfolio. Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. Our investment strategy focuses primarily on investments in middle-market companies in the United States. We use the term “middle-market” to refer to companies that may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $15 million and $300 million; annual EBITDA between $3 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $10 million and $500 million. For additional information about how we define the middle-market, see “The Company - Investment Criteria/Guidelines.”
As of March 31, 2019, the fair value of our debt investment portfolio totaled $385.7 million in 46 portfolio companies, of which 88% was comprised of senior secured loans and 12% of subordinated loans. Additionally, as of March 31, 2019, we held approximately $36.2 million in equity investments, at fair value, in 15 portfolio companies in which we also held debt investments and 5 portfolio companies in which we solely held an equity investment and two investments in Structured Finance Notes totaling $15.7 million.
Our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, which includes first-lien, second-lien and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. We also may invest up to 30% of our portfolio in opportunistic investments of portfolio companies not otherwise eligible under BDC regulations. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds, as well as in debt of middle-market companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.

We execute our investment strategy, in part, through SBIC I LP, a licensee under the SBA's SBIC program. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA leverage funding is subject to SBIC I LP’s payment of certain fees to the SBA, and the ability of SBIC I LP to draw on the leverage commitment is subject to its compliance with SBA regulations and policies, including an audit by the SBA. For additional information regarding the regulation of SBIC I LP, see “Regulation—Small Business Investment Company Regulation.”
On a stand-alone basis, SBIC I LP held approximately $249.5 million and $251.1 million in assets, or approximately 54% and 57% of our total consolidated assets, at March 31, 2019 and December 31, 2018, respectively.
Our investment activities are managed by OFS Advisor and supervised by our Board a majority of whom are independent of us, OFS Advisor and its affiliates. Under the Investment Advisory Agreement we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. We have elected to exclude from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from the SBIC Acquisition. OFS Advisor also serves as the investment adviser or collateral manager to CLOs and other assets, including HPCI, a non-traded BDC with an investment strategy similar to the Company's, and OCCI, a newly organized, externally managed, closed-end management investment company that has registered as an investment company under the 1940 Act that primarily invests, in the CLO debt and subordinated (i.e., residual or equity) securities. Additionally, OFS Advisor expects to provide sub-advisory services to CIM Real Assets & Credit Fund, a newly organized externally managed registered investment company that intends to operate as an interval fund that expects to invest primarily in a combination of real estate, credit and related investments. OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. See “-Conflicts of Interest” below for additional information.
We have also entered into an Administration Agreement with OFS Services. Under our Administration Agreement, we have agreed to reimburse OFS Services for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by OFS Services in performing its obligations under the Administration Agreement.
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.
As a BDC, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage ratio for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Provisions of the Small Business Credit Availability Act (the "SBCAA"), permit BDCs to be subject to a minimum asset coverage ratio of 150%, if specific conditions are satisfied, when issuing senior securities (i.e., the amount of debt may not exceed 66 2/3% of the value of our assets). As an approximation, prior to the enactment of the SBCAA, the most that a BDC could borrow for investment purposes was $1 for every $1 of investor equity. Now, for those BDCs that satisfy the SBCAA’s approval and disclosure requirements and become subject to the reduced asset coverage ratio, the BDC can borrow $2 for investment purposes for every $1 of investor equity.
The SBCAA provides that in order for a BDC whose common stock is traded on a national securities exchange to be subject to 150% asset coverage, the BDC must either obtain: (i) approval of the required majority of its non-interested directors who have no financial interest in the proposal, which would become effective one year after the date of such approval, or (ii) obtain stockholder approval (of more than 50% of the votes cast for the proposal at a meeting in which quorum is present), which would become effective on the first day after the date of such stockholder approval.
On May 3, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements and, as a result, the asset coverage ratio test applicable to us decreased from 200% to 150%, effective May 3, 2019. Additionally, we received exemptive relief from the SEC effective November 26, 2013, which allows us to exclude our SBA guaranteed debentures from the definition of senior securities in the statutory asset coverage ratio under the 1940 Act.
We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.
We have elected to be treated for tax purposes as a RIC under Subchapter M of the Code. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders.

Organizational Structure
About OFS and Our Advisor
OFS (which refers to the collective activities and operations of OFSAM, its subsidiaries, and certain affiliates) is a full-service provider of capital and leveraged finance solutions to U.S. companies.
As of March 31, 2019, OFS had 48 full-time employees. OFS is headquartered in Chicago, Illinois and also has offices in New York, New York and Los Angeles, California.
Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a registered investment adviser under the Advisers Act and a wholly-owned subsidiary of OFSAM.
Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee; see “Management and Other Agreements—Investment Advisory Agreement”. The base management fee is based on our total assets (other than cash and cash equivalents, and the intangible asset and goodwill resulting from the SBIC Acquisition, but including assets purchased with borrowed funds and assets owned by any consolidated entity) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.
OFS Advisor has entered into a Staffing Agreement (the "Staffing Agreement") with OFSC, a wholly-owned subsidiary of OFSAM. Under the Staffing Agreement, OFSC makes experienced investment professionals available to OFS Advisor and provides access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.
OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The senior management team of OFS, including Bilal Rashid, Jeff Cerny and Mark Hauser, provides services to OFS Advisor. These managers have developed a broad network of contacts within the investment community, and possess an average of over 20 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies. See "Portfolio Management" for additional information regarding our portfolio managers.

Our Administrator
We do not have any direct employees, and our day-to-day investment operations are managed by OFS Advisor. We have a chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and, to the extent necessary, our board of directors may elect to appoint additional officers going forward. Our officers are employees of OFSC, an affiliate of OFS Advisor, and a portion of the compensation paid to our officers is paid by us pursuant to the Administration Agreement. All of our executive officers are also officers of OFS Advisor.
OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services oversees our financial reporting as well as prepares our reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions at cost, on a direct basis.

Market Opportunity
Our investment strategy is focused primarily on investments in middle-market companies in the United States. We find the middle-market attractive for the following reasons:
Large Target Market. According to the National Center for the Middle Market, there were approximately 200,000 companies in the United States with annual revenues between $10 million and $1.0 billion, compared with approximately 1,300 companies with revenues greater than $2.5 billion. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the vast bulk of OFS’s portfolio companies since its inception, and constituted the majority of our portfolio as of March 31, 2019. We believe that this market segment will continue to produce significant investment opportunities for us.
Specialized Lending Requirements with High Barriers to Entry. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to private middle-market companies in the United States (a) is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (b) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (c) may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community. As a result of the unique challenges facing lenders to middle-market companies, we believe that there are high barriers to entry that a new lender must overcome.
Robust Demand for Debt Capital. We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. Subject to market conditions, we expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us.

Competitive Strengths and Core Competencies
Deep Management Team Experienced in All Phases of Investment Cycle and Across All Levels of the Capital Structure. We are managed by OFS Advisor, which has access to the resources and expertise of OFS’s investment professionals through the Staffing Agreement with OFSC. As of March 31, 2019, OFS’s credit and investment professionals (including all investment committee members) employed by OFSC had an average of over 15 years of investment experience with strong institutional backgrounds.
Significant Investment Capacity. The net proceeds of equity and debt offerings and borrowing capacity under our credit facilities will provide us with a substantial amount of capital available for deployment into new investment opportunities in our targeted asset class.
Scalable Infrastructure Supporting the Entire Investment Cycle. We believe that our loan acquisition, origination and sourcing, underwriting, administration and management platform is highly scalable (that is, it can be expanded on a cost-efficient basis within a timeframe that meets the demands of business growth). Our platform extends beyond origination and sourcing and includes a regimented credit monitoring system. We believe that our careful approach, which involves ongoing review and analysis by an experienced team of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints.
Extensive Loan Sourcing Capabilities. OFS Advisor gives us access to the deal flow of OFS. We believe OFS’s 20-year history as a middle-market lending platform, extensive relationships with potential borrowers and other lenders, and its market position make it a leading lender to many sponsors and other deal sources, especially in the currently under-served lending environment.
Structuring with a High Level of Service and Operational Orientation. We provide client-specific and creative financing structures to our portfolio companies. Based on our experience in lending to and investing in middle-market companies, we believe that the middle-market companies we target, as well as sponsor groups we may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions.
Rigorous Credit Analysis and Approval Procedures. OFS Advisor utilizes an established, disciplined investment process of OFS for reviewing lending opportunities, structuring transactions and monitoring investments. Using a disciplined approach to lending, OFS Advisor seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and, where appropriate, the implementation of restrictive debt covenants.

Structure of Investments
We anticipate that our loan portfolio will continue to contain investments of the following types with the following characteristics:
Senior Secured First-Lien Loans.   First-lien senior secured loans comprise, and will continue to comprise, a significant portion of our investment portfolio. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans (in certain cases, subject to a payment waterfall). The collateral takes the form of first-priority liens on specified assets of the portfolio company borrower and, typically, first-priority pledges of the ownership interests in the borrower. Our first lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in this prospectus.
Senior Secured Unitranche Loans. Unitranche loans are loans that combine both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that is intended to reflect the relative risk of the secured and unsecured components. We typically structure our unitranche loans as senior secured loans. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans. This collateral takes the form of first-priority liens on the assets of a portfolio company and, typically, first-priority pledges of the ownership interests in the company. We believe that unitranche lending represents a significant growth opportunity for us, offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to us than we might realize in a traditional multi-tranche structure. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we will be the sole lender, or we, together with our affiliates, will be the sole lender, of unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of under performance. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in this prospectus.
Senior Secured Second-lien Loans. Second-lien senior secured loans obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of such loans. This collateral typically takes the form of second-priority liens on the assets of a portfolio company, and we may enter into an inter-creditor agreement with the holders of the portfolio company’s first-lien senior secured debt. These loans typically provide for no contractual loan amortization in the initial years of the facility, with all amortization deferred until loan maturity. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in this prospectus.
Broadly Syndicated Loans. Broadly Syndicated Loans (whose features are similar to those described under “Senior Secured First-Lien Loans” and “Senior Secured Second-Lien Loans” above) are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than the middle-market characteristics described above. The proceeds of Broadly Syndicated Loans are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly Syndicated Loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. The Broadly Syndicated Loans in which we invest may include loans that are considered “covenant-lite” loans, because of their lack of a full set of financial maintenance covenants. Generally, “covenant-lite” loans include covenants that are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants. While there is no limit on our ability to invest in “covenant-lite” loans, we do not expect that these loans will comprise a significant portion of our portfolio. See, “Risk Factors - Risks Related to Our Investments - Our investments in the debt instruments of leveraged portfolio companies may be risky and, due to the significant volatility of such companies, we could lose all or part of our investment in bankruptcy proceedings or otherwise.”
Subordinated (“Mezzanine”) Loans. These investments are typically structured as unsecured, subordinated loans that typically provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and payment-in-kind ("PIK") interest) in the early years, with amortization of principal deferred to maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature (meaning a feature allowing for the payment of interest in the form of additional principal amount of the loan instead of in cash), which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan. These loans are categorized as Subordinated Loans in our consolidated schedule of investments included in this prospectus.
Equity Securities. Equity securities typically consist of either a direct minority equity investment in common or membership/partnership interests or preferred stock of a portfolio company, and are typically not control-oriented investments. Our preferred equity investments typically contain a fixed dividend yield based on the par value of the equity security. Preferred equity dividends may be paid in cash at a stipulated date, usually quarterly, and are participating and/or cumulative. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights, which grants us the right to register our equity interest when either the portfolio company or another investor in the portfolio company files a registration statement with the SEC to issue securities. Our equity investments typically are made in connection with debt investments to the same portfolio companies. These securities are categorized as a Preferred Equity or Common Equity in our consolidated schedule of investments included in this prospectus.
Warrants. In some cases, we may receive nominally priced warrants to buy a minority equity interest in the portfolio company in connection with a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a put to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. These securities are categorized as Warrants in our consolidated schedule of investments included in this prospectus.
Structured Finance Notes. We may purchase interests in the equity securities of CLOs collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The equity of a CLO is unrated and subordinated to the debt tranches and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity represents the first loss position in the CLO. The holders of CLO equity interests are typically entitled to any cash reserves that form part of the structure when such reserves are permitted to be released. Structured Finance Notes are considered CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. Economically, CLO equity benefits from gains and suffers from losses and generally receive the difference between the interest received from the investment portfolio and the interest paid to the holders of debt tranches of the CLO structure. In addition, the CLO equity securities in which we may invest in the future are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments.
General Structuring Considerations. We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	selecting investments that we believe have a very low probability of loss;

•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and

•
negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Investments
We pursue an investment strategy focused primarily on investments in middle-market companies in the United States. We focus on investments in loans, in which OFS Advisor’s investment professionals have expertise, including investments in first-lien, unitranche, second-lien, and mezzanine loans and, to a lesser extent, on warrants and other equity securities. We seek to create a diverse portfolio by making investments in the securities of middle-market companies that we expect to range generally from $3.0 million to $25.0 million each, although we expect this investment size will vary proportionately with the size of our capital base.

Competition
Our primary competitors include public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Further, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC, or to the distribution and other requirements we must satisfy to maintain our RIC status.
We expect to continue to use the expertise of the investment professionals of OFS to which we have access, to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior members of OFS and its affiliates will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Business and Structure — We

operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses” in this prospectus.

Conflicts of Interests
BDCs generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a BDC and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of a BDC’s outstanding voting securities will be considered an affiliate of the BDC for purposes of the 1940 Act, and a BDC generally is prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the BDC’s independent directors. Additionally, without the approval of the SEC, a BDC is prohibited from engaging in purchases or sales of assets or joint transactions with the BDC’s officers, directors, and employees, and advisor (and its affiliates).
BDCs may, however, invest alongside certain related parties or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a BDC may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the BDC’s advisor, acting on the BDC’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the BDC’s interests and those of other accounts.
On October 12, 2016, we received the Order from the SEC that permits us to co-invest in portfolio companies with certain affiliates, provided that we comply with the conditions of the Order. Pursuant to the Order, we are generally permitted to co-invest with BDCs, registered investment companies and private funds managed by OFS Advisor or any adviser that controls, is controlled by, or is under common control with, OFS Advisor, and is registered as an investment adviser under the Advisers Act, in a manner consistent with our investment strategy as well as applicable law, including the terms and conditions of the Order. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. We have applied for a new exemptive order (the “New Order”), which, if granted, would supersede the Order and would permit us greater flexibility to enter into co-investment transactions. There can be no assurance that we will obtain such new exemptive relief from the SEC.
When we invest alongside clients of OFSAM and its affiliates or their respective other clients, OFS Advisor will, to the extent consistent with applicable law, regulatory guidance, or the Order, allocate investment opportunities in accordance with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	the status of tax restrictions and tests and other regulatory restrictions and tests;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles

•	level of available cash for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on the Order, priority as to opportunities will generally be given to clients that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us. See “Related-Party Transactions and Certain Relationships.”

Corporate Information
Our principal executive offices are located at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, and our telephone number is (847) 734-2000. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. The SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

Risks
Investing in our securities may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. See “Risk Factors” beginning on page 18 of this prospectus for a more detailed discussion of material risks you should carefully consider before deciding to invest in our securities.

Recent Developments
On April 30, 2019, our Board declared a distribution of $0.34 per share for the second quarter of 2019, payable on June 28, 2019, to stockholders of record as of June 21, 2019.
On April 10, 2019, the BLA was amended to, among other things: (i) increase the maximum amount available from $50.0 million to $100.0 million; (ii) change the interest rate from a variable rate of Prime Rate plus a 0.75% margin to a variable rate of Prime Rate plus a 0.25% margin (with a floor of 5.25%); (iii) extend the maturity date from January 31, 2020 to February 28, 2021; (iv) increase the minimum quarterly net investment income covenant from $2.0 million to $3.0 million; (v) reduce the statutory asset coverage ratio test from 200% to 150%; and (vi) add a total liabilities to Net Asset Value (as defined in the Secured Revolver Amendment) covenant of 300%.
On June 11, 2019, OFS Advisor agreed to waive a portion of its base management fee by reducing the portion of such fee from 1.75% to 1.00% of the average value of the portion of total assets held by the Company through OFSCC-FS, LLC, an indirect wholly owned subsidiary of the Company, at the end of the two most recently completed calendar quarters to the extent that such portion of the OFSCC-FS assets are financed using leverage (also calculated on an average basis) that causes the Company's statutory asset coverage ratio to fall below 200%. The waiver will be renewable on an annual basis and the amount of the base management fee waived with respect to the OFSCC-FS Assets shall not be subject to recoupment by OFS Advisor.
We anticipate establishing a secured revolving credit facility through OFSCC-FS, LLC, as borrower, which, along with our other existing debt sources, will enable us to use the flexibility and incremental leverage permitted under the SBCAA in the future. There can be no assurance that we will establish such a credit facility or, if consummated, we will achieve any benefits from increased leverage.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us,” “the Company” or “OFS Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in OFS Capital.

Stockholder transaction expenses:
Sales load borne by us (as a percentage of offering price)	—%	(1)
Offering expenses borne by us (as a percentage of offering price)	—%	(2)
Dividend reinvestment plan fees (per sales transaction fee)	$—	(3)
Total Stockholder transaction expenses (as a percentage of offering price)	—%

Annual expenses (as a percentage of net assets attributable to common stock)(10):
Base management fees payable under the Investment Advisory Agreement	5.31%	(4)
Incentive fees payable under the Investment Advisory Agreement	2.69%	(5)
Interest payments on borrowed funds	10.06%	(6)
Other expenses	2.46%	(7)
Acquired fund fees and expenses	—%	(8)
Total annual expenses	20.52%
Base management fee waiver	(0.52)%	(9)
Total annual expenses, net of fee waiver	20.00%

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the following Example will be updated accordingly.

(2)	The related prospectus supplement will disclose the applicable offering expenses and total stockholder transaction expenses.

(3)
The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in the plan except that, if a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. For additional information, see “Distribution Reinvestment Plan.”

(4)
Our base management fee is 1.75% of the average value of our total assets (other than cash and cash equivalents, and the intangible asset and goodwill resulting from the SBIC Acquisitions; but including assets purchased with borrowed amounts, and including assets owned by any consolidated entity). This item represents projected base management fees for the the next twelve month assuming the additional leverage discussed in footnote (6), below. We expect to increase our leverage to a level below a 200% asset coverage ratio, as permitted under the SBCAA. As discussed in footnote (9), below, OFS Advisor agreed to waive a portion of its base management fee on certain assets associated with the increase in leverage; the base management fees of 5.31% presented in the table above does not reflect the effect of the waiver. See “Management and Other Agreements — Investment Advisory Agreement”.

(5)
The Part One incentive fee was estimated based on our projected results of operations for the next twelve months including the anticipated impact of additional assets purchased with the added leverage discussed in footnote (6) and assumed yields thereon, and the effects of the expected base management fee waiver discussed in footnote (4). The Part Two incentive fee will be accrued, but not necessarily become payable, if, on a cumulative basis, the sum of net realized capital gains and losses plus net unrealized appreciation and depreciation is positive. Net realized gains and losses result from sales transactions and no such transactions are currently contemplated by OFS Advisor; and unrealized capital gains or losses result from fluctuations in the fair value of our investments, which vary substantially from period to period and cannot be reasonably predicted. Accordingly, the Part Two fee in the table above is -0-%.

The two parts of the incentive fee follows:

•
The first ("Part One"), payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income initially calculated based on values at the closing of this offering (including income that is accrued but not yet received in cash), subject to a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, OFS Advisor receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, OFS Advisor will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply.
The hurdle rate is fixed at 2.0% quarterly (8% annualized), which means that, if interest rates rise, it will be easier for our pre-incentive fee net investment income to surpass the hurdle rate, which could lead to the payment of fees to OFS Advisor in an amount greater than expected. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

•
The second part ("Part Two"), payable annually in arrears, equals 20.0% of our realized capital gains on a cumulative basis, if any (or upon the termination of the Investment Advisory Agreement, as of the termination date), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The incentive fee is determined on a consolidated basis. We accrue the Part Two incentive fee if, on a cumulative basis, the sum of net realized capital gains and losses plus net unrealized appreciation and depreciation is positive. See “Management and Other Agreements — Investment Advisory Agreement.”

(6)
The borrowing costs included in the table above are based on our current intention (which is subject to change) to employ borrowed funds at a level equivalent to a debt-to-equity ratio of up to 2.13x (equivalent to $2.13 of debt outstanding for each $1 of equity) which is also equivalent to having an asset coverage ratio of 177% (which excludes the SBA debentures as a result of exemptive relief granted to us by the SEC) as permitted under the SBCAA, and assuming a weighted average interest rate for total outstanding debt of 4.94%, which is equal to the weighted average interest rate for our existing debt, of 5.04%, adjusted for additional borrowings of $95.5 million at a weighted average rate 4.63%.

We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We do not expect to issue any preferred stock during the next twelve months and, therefore, have not included the cost of issuing and servicing preferred stock in the table. Availability under the PWB Credit Facility as of March 31, 2019, was $14.3 million based on the stated advance rate of 50% under the borrowing base, and the $35.8 million outstanding as of March 31, 2019. Our stockholders will bear directly or indirectly the costs of borrowings under any debt instruments we may enter into.

(7)
Includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by OFS Services. See “Management and Other Agreements — Administration Agreement.”

(8)
Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the 1940 Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the 1940 Act (“Acquired Funds”) in which we invest. We do not currently invest in underlying funds or other investment companies and therefore do not expect to incur any acquired fund fees and expenses. The indirect expenses that will be associated with our Structured Finance Note investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then our total annual expenses would have been 20.46%.

(9)
OFS Advisor agreed to waive a portion of its base management fee by reducing the portion of such fee from 1.75% to 1.00% of the average value of the portion of total assets held by the Company through OFSCC-FS, LLC, an indirect wholly owned subsidiary of the Company, at the end of the two most recently completed calendar quarters to the extent that such portion of the OFSCC-FS assets are financed using leverage (also calculated on an average basis) that causes the Company's statutory asset coverage ratio to fall below 200%. The waiver will be renewable on an annual basis and the amount of the base management fee waived with respect to the OFSCC-FS Assets shall not be subject to recoupment by OFS Advisor.

(10)	Estimated.
Example
The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The expense amounts assume an annual base management fee 1.75% for each year. Transaction expenses are not included in the following example.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$167	$439	$646	$971
While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Management Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$176	$458	$668	$985
While the examples assume reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date. The market price per share of our common stock may be at, above or below net asset value. See “Distribution Reinvestment Plan” for additional information regarding the dividend reinvestment plan.
The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL DATA
The following selected financial and other data for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 are derived from our consolidated financial statements that have been audited by BDO USA, LLP, our former independent auditors. The selected financial data for the three months ended March 31, 2019 and 2018,are derived from our unaudited financial statements. Interim results as of and for the three months ended March 31, 2019, are not necessarily indicative of the results that may be expected for the year ended December 31, 2019. The data should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities,” and the consolidated financial statements and related notes included elsewhere herein (dollar amounts in thousands, except per share data).

	For the Three Months Ended March 31,		For the Years Ended December 31,
	2019	2018	2018	2017	2016	2015	2014
	(Unaudited)
Statement of Operations Data:
Investment income
Interest income	$11,234	$8,082	$38,607	$28,124	$26,400	$27,764	$20,653
PIK interest income	161	373	1,193	1,508	1,194	1,206	683
Dividend income	173	163	315	482	475	245	124
Preferred equity PIK dividend income	215	339	906	1,399	1,433	1,116	446
Fee income	562	46	1,813	1,913	1,592	1,933	914
Total investment income	12,345	9,003	42,834	33,426	31,094	32,264	22,820
Expenses
Interest and financing expense	3,455	1,634	9,232	5,813	5,302	6,959	5,578
Management fees	1,843	1,360	6,335	4,999	4,516	5,225	2,916
Incentive fees, net of waiver	1,163	714	4,387	2,962	3,333	2,627	1,253
Other expenses	1,056	1,501	4,495	3,775	3,798	4,042	3,938
Total expenses, net	7,517	5,209	24,449	17,549	16,949	18,853	13,685
Net investment income	4,828	3,816	18,385	15,877	14,145	13,411	9,135
Net realized gain (loss) on investments	(804)	(80)	(4,779)	6,833	2,404	(1,562)	(3,359)
Net unrealized appreciation (depreciation) on investments	(292)	(243)	(4,034)	(14,800)	(2,721)	6,382	4,164
Net increase in net assets resulting from operations	3,732	3,493	9,572	7,910	13,828	18,231	9,940
Per share data:
Net asset value	$13.04	$13.67	$13.10	$14.12	$14.82	$14.76	$14.24
Net investment income	0.36	0.29	1.38	1.28	1.46	1.39	0.95
Net realized gain (loss) on investments	(0.06)	(0.01)	(0.36)	0.55	0.25	(0.17)	(0.35)
Net unrealized appreciation (depreciation) on investments	(0.02)	(0.02)	(0.30)	(1.19)	(0.29)	0.66	0.42
Net increase in net assets resulting from operations	0.28	0.26	0.72	0.64	1.43	1.89	1.03
Distributions declared (1)	0.34	0.71	1.73	1.36	1.36	1.36	1.36
Total return based on market value (7)	14.1%	0.3%	2.8%	(4.7)%	32.3%	9.0%	2.4%

	For the Three Months Ended March 31,		For the Years Ended December 31,
	2019	2018	2018	2017	2016	2015	2014
	(Unaudited)
Balance sheet data at period end:
Investments, at fair value	$437,667	$335,464	$396,797	$277,499	$281,627	$257,296	$312,234
Cash and cash equivalents	15,156	31,926	38,172	72,952	17,659	32,714	12,447
Other assets	7,379	7,311	6,452	7,327	5,744	4,666 (2)	11,823 (2)
Total assets	460,202	374,701	441,421	357,778	305,030	294,676 (2)	336,504 (2)
Debt	278,791	188,266	254,826	164,823	156,343	146,460 (2)	194,935 (2)
Total liabilities	285,944	192,248	266,398	169,442	161,252	151,664 (2)	199,033 (2)
Total net assets	174,258	182,453	175,023	188,336	143,778	143,012	137,471
Other data (unaudited):
Weighted average yield on performing debt investments and Structured Finance Note investments (3) (6)	11.80%	12.57%	11.50%	12.11%	12.08%	11.89%	9.53%
Weighted average yield on total debt investments and Structured Finance Note investments (4) (6)	11.45%	12.12%	11.12%	11.59%	11.72%	11.84%	9.41%
Weighted average yield on total investments (5) (6)	10.74%	10.91%	10.49%	10.35%	10.88%	10.79%	8.99%
Number of portfolio companies at end of period	51	39	50	37	41	39	62

(1)	The return of capital portion of these distributions for the years ended December 31, 2018, 2017, 2016, 2015, and 2014, was $0, $0, $0.09, $0.23, and $0.72, respectively.

(2)
On January 1, 2016, we adopted ASU 2015-03 which requires that debt issuance costs related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the carrying amount of the debt liability rather than as an asset. Adoption of ASU 2015-03 requires the changes to be applied retrospectively.

(3)
The weighted average yield on our performing debt investments is computed as (a) the annual stated accruing interest on our debt investments at the balance sheet date, plus the annualized accretion of loan origination fees, original issue discount, market discount or premium, and loan amendment fees divided by (b) amortized cost of our debt investments, excluding debt investments in non-accrual status as of the balance sheet date.

(4)
The weighted average yield on our total debt investments is computed as (a) the annual stated accruing interest on our debt investments at the balance sheet date, plus the annualized accretion of loan origination fees, original issue discount, market discount or premium, and loan amendment fees divided by (b) amortized cost of our debt investments, including debt investments in non-accrual status as of the balance sheet date.

(5)
The weighted average yield on total investments is computed as (a) the annual stated accruing interest on our debt investments at the balance sheet date, plus the annualized accretion of loan origination fees, original issue discount, market discount or premium, and loan amendment fees, plus the cash effective yield on our performing preferred equity investments divided by (b) amortized cost of our total investment portfolio, including debt investments in non-accrual status basis as of the balance sheet date.

(6)
The weighted average yield of our investments is not the same as a return on investment for our stockholders but, rather, the gross investment income from our investment portfolio before the payment of all of our fees and expenses. There can be no assurance that the weighted average yield will remain at its current level.

(7)
Calculation is ending market value less beginning market value, adjusting for dividends and distributions reinvested at prices obtained in the Company’s dividend reinvestment plan for the respective distributions.

SELECTED QUARTERLY FINANCIAL DATA
(dollar amounts in thousands, except per share data)

Three Months Ended March 31, 2019
Total investment income	$12,345
Net investment income	4,828
Net gain (loss) on investments	(1,096)
Net increase (decrease) in net assets resulting from operations	3,732
Net investment income per share – basic and diluted (1)	$0.36
Net increase (decrease) in net assets resulting from operations per share – basic and diluted (1)	$0.28
Net asset value per share (2)	$13.04

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Total investment income	$12,571	$10,982	$10,278	$9,003
Net investment income	5,321	4,690	4,558	3,816
Net gain (loss) on investments	(9,416)	489	437	(323)
Net increase (decrease) in net assets resulting from operations	(4,095)	5,179	4,995	3,493
Net investment income per share – basic and diluted (1)	$0.40	$0.35	$0.34	$0.29
Net increase (decrease) in net assets resulting from operations per share – basic and diluted (1)	$(0.30)	$0.39	$0.37	$0.26
Net asset value per share (2)	$13.10	$13.75	$13.70	$13.67

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total investment income	$8,292	$9,122	$7,978	$8,034
Net investment income	3,819	4,402	4,316	3,340
Net gain (loss) on investments	331	(3,227)	(6,597)	1,526
Net increase (decrease) in net assets resulting from operations	4,150	1,175	(2,281)	4,866
Net investment income per share – basic and diluted (1)	$0.28	$0.33	$0.33	$0.34
Net increase (decrease) in net assets resulting from operations per share – basic and diluted (1)	$0.22	$0.09	$(0.17)	$0.50
Net asset value per share (2)	$14.12	$14.15	$14.40	$14.98

(1)	Based on weighted average shares outstanding for the respective period.

(2)	Based on shares outstanding at the end of the respective period.

RISK FACTORS
Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, and any prospectus supplement accompanying this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in any prospectus supplement accompanying this prospectus, are the principal risk factors associated with an investment in our securities, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Related to Our Business and Structure
We are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFS and its affiliates.
We do not have any internal management capacity or employees. We will depend on the diligence, skill and network of business contacts of the OFS senior professionals to achieve our investment objective. Our future success will depend, to a significant extent, on the continued service and coordination of the OFS senior management team, particularly Bilal Rashid, Senior Managing Director and President of OFSC, Jeffrey Cerny, Senior Managing Director and Treasurer of OFSC, and Mark Hauser, Senior Managing Director of OFSC. Each of these individuals is an employee at will of OFSC. In addition, we rely on the services of Richard Ressler, Chairman of the executive committee of OFSAM and Chairman of certain of the Advisor Investment Committees, pursuant to a consulting agreement with Orchard Capital Corporation. The departure of Mr. Ressler or any of the senior managers of OFSC, or of a significant number of its other investment professionals, could have a material adverse effect on our ability to achieve our investment objective.
We expect that OFS Advisor will continue to evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that OFS senior professionals will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with OFS and its affiliates and do not develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio or achieve our investment objective. In addition, individuals with whom the OFS senior professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us.
OFS Advisor is a subsidiary of OFSAM that has no employees and depends upon access to the investment professionals and other resources of OFS and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. OFS Advisor also depends upon OFS to obtain access to deal flow generated by the professionals of OFS and its affiliates. Under a Staffing Agreement between OFSC, a subsidiary of OFSAM that employs OFS’s personnel, and OFS Advisor, OFSC has agreed to provide OFS Advisor with the resources necessary to fulfill these obligations. The Staffing Agreement provides that OFSC will make available to OFS Advisor experienced investment professionals and access to the senior investment personnel of OFSC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to this Staffing Agreement and cannot assure stockholders that OFSC will fulfill its obligations under the agreement. If OFSC fails to perform, we cannot assure stockholders that OFS Advisor will enforce the Staffing Agreement or that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of OFSC and its affiliates or their information and deal flow.
The investment committees that oversee our investment activities are provided by OFS Advisor under the Investment Advisory Agreement. The loss of any member of the Advisor Investment Committees or of other OFS senior professionals could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition and results of operation.
Our business model depends to a significant extent upon strong referral relationships with financial institutions, sponsors and investment professionals. Any inability of OFS Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
We depend upon OFS Advisor to maintain relationships with financial institutions, sponsors and investment professionals, and we will continue to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If OFS Advisor fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of OFS Advisor have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.
Our financial condition and results of operation will depend on our ability to manage our business effectively.
Our ability to achieve our investment objective and grow will depend on our ability to manage our business. This will depend, in turn, on the ability of the Advisor Investment Committees to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon the Advisor Investment Committees' ability to execute our investment process, their ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. OFS Advisor has substantial responsibilities under the Investment Advisory Agreement. OFS Advisor's senior professionals and other personnel of OFS Advisor's affiliates, including OFSC, may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

To the extent PIK interest and PIK dividends constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
Our investments may include contractual PIK interest or PIK dividends, which represents contractual interest or dividends added to a loan balance or equity security and due at the end of such loan’s or equity security’s term. To the extent PIK interest and PIK dividends constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash. Such risks include:

•
The higher interest or dividend rates of PIK instruments reflect the payment deferral and increased risk associated with these instruments, and PIK instruments often represent a significantly higher risk than non-PIK instruments.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•
PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK income may also create uncertainty about the source of our cash distributions.

•
For accounting purposes, any cash distributions to stockholders representing PIK income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. As a result, despite the fact that a distribution representing PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

PIK interest or dividends have the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to OFS Advisor. Similarly, all things being equal, the deferral associated with PIK interest or dividends also decreases the investment principal-to-value ratio at a compounding rate.
Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.
Many of our portfolio investments take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our securities. All of our investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification Topic 820, Fair Value Measurement and Disclosures (ASC Topic 820). This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We presently retain the services of an independent service provider to prepare the valuation of these securities.
The types of factors that the board of directors takes into account in determining the fair value of our investments generally include, as appropriate, comparison to third-party yield benchmarks and comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.
We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of income as net change in unrealized appreciation or depreciation.
SBA regulations limit the outstanding dollar amount of SBA guaranteed debenture funding that may be received by an SBIC or group of SBICs under common control.
SBA regulations currently limit the amount that an SBIC may borrow to up to a maximum of $150 million (or $175 million with SBA approval) when it has at least $75 million in regulatory capital (or $87.5 million with approval to borrow up to $175 million), receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350 million.
We cannot presently predict whether or not we will borrow the maximum permitted amount; if we reach the maximum dollar amount of SBA guaranteed debentures permitted, and thereafter require additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.
Moreover, SBIC I LP’s status as an SBIC does not automatically assure that it will receive SBA guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon whether SBIC I LP is and continues to be in compliance with SBA regulations and policies and whether funding is available. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by SBIC I LP. As of March 31, 2019, the Company had fully funded its $75.0 million commitment to SBIC I LP. As of March 31, 2019, SBIC I LP had leverage commitments of approximately $149.9 million from the SBA, and $149.9 million of outstanding SBA-guaranteed debentures, leaving no incremental borrowing capacity under present SBA regulations.
SBIC I LP is subject to SBA regulations.
Our investment strategy includes SBIC I LP, which is regulated by the SBA. The SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. If SBIC I LP fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit its ability to make new investments. The SBA, as a creditor, will have a superior claim to SBIC I LP’s assets over SBIC I LP’s limited partners and our stockholders in the event SBIC I LP is liquidated or the SBA exercises its remedies under the SBA debentures issued by SBIC I LP in the event of a default. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because of our ownership interest in SBIC I LP.
The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending, real estate or investing in companies outside of the United States, and providing funds to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates. Compliance with SBIC requirements may cause SBIC I LP to forego attractive investment opportunities that are not permitted under SBA regulations.
SBIC I LP is subject to ongoing regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. In addition, SBIC I LP may also be limited in its ability to make distributions to us if it does not have sufficient accumulated net profit, in accordance with SBA regulations. These requirements may make it more difficult for us to achieve our investment objectives.
We finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. We may pledge up to 100% of our assets and may grant a security interest in all of our assets, other than assets held in SBIC I LP and our ownership interest in SBIC I LP and SBIC I GP, under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock or preferred stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, because the management fee payable to OFS Advisor is payable based on our total assets (other than cash and cash equivalents and goodwill and intangible assets related to the SBIC Acquisition but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), OFS Advisor has a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fee payable to OFS Advisor.

As a BDC, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage ratio for total borrowings of at least 200% (or 150% if certain requirements are met) (i.e., the amount of debt may not exceed 50% or 66 2/3% of the value of our assets). See "Regulation". In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% (or 150% if certain requirements are met) after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below the applicable threshold, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. As of March 31, 2019, our asset coverage ratio was 227%, excluding the debt held by SBIC I LP.
On May 3, 2018, the Board, including a "required majority" (as such item is determined in section 57(o) of the 1940 Act) of the Board, approved the application of a reduced 150% asset coverage ratio to us; which took effect as of May 3, 2019. We anticipate establishing a secured revolving credit facility through OFSCC-FS, LLC, as borrower, which, along with our other existing debt sources, will enable us to use the flexibility and incremental leverage permitted under the Small Business Credit Availability Act in the future. There can be no assurance that we will establish such a credit facility or, if consummated, we will achieve any benefits from increased leverage.
The following table illustrates the effect of leverage on returns from an investment in our common stock assuming that we employ leverage such that our asset coverage equals (1) our actual asset coverage as of March 31, 2019 and (2) our projected asset coverage as of June 30, 2020, various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%	(5)%	—%	5%	10%
Corresponding return to common stockholder assuming actual asset coverage as of March 31, 2019 (1)	(33.34)%	(20.78)%	(8.22)%	4.34%	16.90%
Corresponding return to common stockholder assuming projected asset coverage as of June 30, 2020 (2)	(41.54)%	(26.12%)	(10.70)%	4.71%	20.13%
(1) Assumes $437.7 million in investments at fair value, $284.2 million in debt outstanding, $174.3 million in net assets, and an average cost of funds of 5.04%. Assumptions are based on our projected financial condition and our average cost of funds at March 31, 2019.
(2) Assumes $541.1 million in investments at fair value, $379.7 million in debt outstanding, $175.1 million in net assets, and an average cost of funds of 4.94%. Assumptions are based on our projected financial condition and our average cost of funds at June 30, 2020.
Based on our outstanding indebtedness of $248.4 million as of March 31, 2019 and the average cost of funds of 5.04% as of that date, our investment portfolio must experience an annual return of at least 3.5% to cover interest payments on the outstanding debt. Based on our outstanding indebtedness of $379.7 million on projected asset coverage as of June 30, 2020 and an average cost of funds of 4.94% as of that date, our investment portfolio must experience an annual return of at least 3.5% to cover interest payments on the outstanding debt.
These examples are for illustrative purposes only, and actual interest rates on our borrowings are likely to fluctuate. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources— Borrowings” for additional information.
The amount of our debt outstanding increased due to the issuance of the Unsecured Notes.
Our ability to generate sufficient cash flow in the future is, to some extent, subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations to meet the payment obligations of our debt.
Because we have received the approval of our Board, we are subject to 150% Asset Coverage.
The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). However, the SBCAA has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the SBCAA, we are allowed to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive stockholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows a “required majority” (as defined in Section 57(o) of the 1940 Act) of our directors to approve an increase in our leverage capacity, and such approval would become effective after one year from the date of approval. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage.
On May 3, 2018 our Board approved the application of the reduced asset coverage ratio to us. As a result, effective May 3, 2019 we may increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150% (i.e., the amount of debt may not exceed 66 2/3% of the value of our assets), assuming that additional borrowings are available. Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then the additional leverage would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not increased our leverage. Conversely, if the value of our assets decreases, the additional leverage would cause net asset value to decline more sharply than it otherwise would have had we not increased our leverage. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the additional leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not increased our leverage. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique. See “- Risks Related to Our Business and Structure - We finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.”
In addition, the ability of BDCs to increase their leverage will increase the capital available to BDCs and thus competition for the investments that we seek to make. This may negatively impact pricing on the investments that we do make and adversely affect our net investment income and results of operations.
Changes in interest rates will affect our cost of capital and net investment income.
To the extent we borrow money or issue preferred stock to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay dividends on preferred stock and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.
A rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to OFS Advisor.
We may enter into reverse repurchase agreements, which are another form of leverage.
We may enter into reverse repurchase agreements as part of our management of our temporary investment portfolio. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, we will be required to repay the loan and correspondingly receive back our collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of us.
Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by us may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our net asset value would decline, and, in some cases, we may be worse off than if we had not used such instruments.
We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.
Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.
We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.
A number of entities compete with us to make the types of investments that we plan to make. We compete with public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC tax treatment. These characteristics could allow our competitors to consider a wider variety of instruments, establish more relationships and offer better pricing and more flexible structuring than we are able to. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.
With respect to the investments we make, we will not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with OFSAM and its other affiliates or accounts managed by OFSAM or one of its other affiliates. Although OFS Advisor will allocate opportunities in accordance with its policies and procedures, allocations to such other accounts will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our stockholders. Moreover, the performance of investments will not be known at the time of allocation.
We may suffer credit losses.
Investment in middle-market companies is highly speculative and involves a high degree of risk of credit loss, and therefore our securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during volatile economic periods, such as the U.S. and many other economies have recently been experiencing.
We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC.
We have elected to be treated as a RIC under Subchapter M of the Code, but no assurance can be given that we will be able to maintain RIC status. As a RIC, we are not required to pay corporate-level U.S. federal income taxes on our income and capital gains distributed (or deemed distributed) to our stockholders, provided that we satisfy certain distribution and other requirements. To continue to qualify for tax treatment as a RIC under the Code and to be relieved of federal taxes on income and gains distributed to our stockholders, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we use debt financing, and may, in the future, issue preferred stock, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements or preferred stock that could, under certain circumstances, restrict us from making distributions necessary to qualify for tax treatment as a RIC. If we are unable to obtain cash from other sources, we may fail to maintain our qualification for the tax benefits available to RICs and, thus, may be subject to corporate-level U.S. federal income tax. To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to continue to qualify for tax treatment as a RIC for any reason and become subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See "Material Federal Income Tax Considerations—Taxation as a Regulated Investment Company."
Our subsidiaries and portfolio companies may be unable to make distributions to us that will enable us to meet RIC requirements, which could result in the imposition of an entity-level tax.

In order for us to maintain our tax treatment as a RIC and to minimize corporate-level taxes, we are required to distribute on an annual basis substantially all of our taxable income, which includes income from our subsidiaries and portfolio companies. As a substantial portion of our investments are made through SBIC I LP, we are significantly dependent on that entity for cash distributions to enable us to meet the RIC distribution requirements. SBIC I LP may be limited by the SBIC Act and SBA regulations governing SBICs from making certain distributions to us that may be necessary to enable us to continue to qualify as a RIC. We may have to request a waiver of the SBA’s restrictions for SBIC I LP to make certain distributions to maintain our tax treatment as a RIC and we cannot assure stockholders that the SBA will grant such waiver. If our subsidiaries and portfolio companies are unable to make distributions to us, this may result in loss of RIC tax treatment and a consequent imposition of a corporate-level federal income tax on us.
We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.
For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as the accretion of OID. This may arise if we purchase assets at a discount, receive warrants in connection with the making of a loan or in other circumstances, or through contracted PIK interest or dividends (meaning interest or dividends paid in the form of additional principal amount of the loan or equity security instead of in cash), which represents contractual interest or dividends added to the loan balance or equity security and due at the end of the investment term. Such OID, which could be significant relative to our overall investment activities, or increases in loan or equity investment balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.
Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain the tax benefits available to RICs. In such a case, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings to meet these distribution requirements. If we sell built-in-gain assets, we may be required to recognize taxable income in respect of the built-in-gain on such assets. In such a case, we would have to distribute all of our taxable gain (including the built-in-gain) in respect of such sale to avoid the imposition of entity-level tax on such gain. If we are not able to obtain such cash from other sources, we may fail to maintain the tax benefits available to RICs and thus be subject to corporate-level U.S. federal income tax.
We may in the future choose to pay distributions in our own stock, in which case stockholders may be required to pay tax in excess of the cash they receive.
We distribute taxable distributions that are payable in cash or shares of our common stock at the election of each stockholder. In accordance with guidance issued by the Internal Revenue Service, a publicly traded RIC should generally be eligible to treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder is permitted to elect to receive his or her distribution in either cash or stock of the RIC (even where there is a limitation on the percentage of the distribution payable in cash, provided that the limitation is at least 20%), subject to the satisfaction of certain guidelines. If too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If this and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock generally will be a taxable distribution in an amount equal to the amount of cash that could have been received instead of stock. If we decide to make any distributions consistent with this guidance that are payable in part in our stock, stockholders receiving such distribution would be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, it may be subject to transaction fees (e.g., broker fees or transfer agent fees) and the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.
Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we may need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

We have elected to be taxed for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. If we meet certain requirements, including source of income, asset diversification and distribution requirements, and if we continue to qualify as a BDC, we will continue to qualify for tax treatment as RIC under the Code and will not have to pay corporate-level taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level U.S. federal tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock, or 150%, if certain requirements are met. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure investors that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.
Our PWB Credit Facility contains various covenants and restrictions which, if not complied with, could accelerate our repayment obligations under the credit facility or limit its use, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.
The PWB Credit Facility provides us with a senior secured revolving line of credit of up to $100.0 million, with maximum availability equal to 50% of the aggregate outstanding principal amount of eligible loans included in the borrowing base and otherwise specified in the PWB Credit Facility. The PWB Credit Facility is guaranteed by our subsidiaries OFS Capital WM and OFSC-MB, Inc. and secured by all of our current and future assets excluding assets held by SBIC I LP and our SBIC I LP and SBIC I GP partnership interests and certain other financing subsidiaries. The PWB Credit Facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, a minimum tangible net asset value, a minimum quarterly net investment income after incentive fees, a statutory asset coverage test and a total liabilities to net asset value covenant. The PWB Credit Facility also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change in investment advisor, and the occurrence of a material adverse change in our financial condition. The PWB Credit Facility permits us to fund additional investments as long as we are within the conditions set out in the PWB Credit Facility. Our continued compliance with these covenants depends on many factors, some of which are beyond our control, and there are no assurances that we will continue to comply with these covenants. Our failure to satisfy these covenants could result in foreclosure by our lender, which would accelerate our repayment obligations under the PWB Credit Facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders. We had $35.8 million outstanding under the PWB Credit Facility as of March 31, 2019. Availability under the PWB Credit Facility as of March 31, 2019 was $14.2 million based on the stated advance rate of 50% under the borrowing base.
Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the United States and around the world and our business.
The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets and may cause economic uncertainties or deterioration in the United States and worldwide. The impact of downgrades by rating agencies to the United States government’s sovereign credit rating or its perceived creditworthiness as well as potential government shutdowns could adversely affect the United States and global financial markets and economic conditions. Since 2010, several European Union, or EU, countries have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and United States financial markets. The decision made in the United Kingdom referendum to leave the EU (the so-called “Brexit”) has led to volatility in global financial markets and may lead to weakening in consumer, corporate and financial confidence in the United Kingdom and Europe. Uncertainty remains as to the exact timing and process of Brexit, which may lead to continued volatility. Additionally, volatility in the Chinese stock markets and global markets for commodities may affect other financial markets worldwide. We cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets or on our investments. We monitor developments in economic, political and market conditions and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
Adverse developments in the credit markets may impair our ability to secure debt financing.

During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. As a result, should we experience another economic downturn in the United States, it may be difficult for us to obtain desired financing to finance the growth of our investments on acceptable economic terms, or at all.
If we are unable to consummate credit facilities on commercially reasonable terms, our liquidity may be reduced significantly. If we are unable to repay amounts outstanding under any facility we may enter into and are declared in default or are unable to renew or refinance any such facility, it would limit our ability to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility of the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.
Terrorist attacks, acts of war or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.
The failure in cybersecurity systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.
The occurrence of a disaster such as a cyberattack, a natural catastrophe, an industrial accident, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.
We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyberattacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
Third parties with whom we do business may also be sources of cybersecurity or other technological risks. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as customer, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above.
We may experience fluctuations in our quarterly operating results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, distributions from our subsidiaries and portfolio companies, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our, and our portfolio companies’ business, results of operations or financial condition.

We and our portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels, including those that govern BDCs, SBICs, RICs, or non-depository commercial lenders. These laws and regulations, including applicable accounting standards, as well as their interpretation, may change from time to time, and new laws, regulations, accounting standards and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.
We are also subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. If we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.
In addition, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy, including making investments in entities such as SBIC I LP, in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and our accounting practices described in this prospectus, and may shift our investment focus from the areas of expertise of OFS Advisor to other types of investments in which OFS Advisor may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of a stockholder’s investment.
Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new or different regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.
Legislative or other actions relating to taxes could have a negative effect on us.
Significant U.S. federal tax reform legislation was recently enacted that, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, expands the circumstances in which a foreign corporation will be treated as a “controlled foreign corporation” and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. The impact of this new legislation on us, our stockholders and the entities in which we may invest is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in us.
We cannot predict with certainty how any future changes in the tax laws might affect us, our investors or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our investors of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor regarding tax legislative, regulatory or administrative developments and proposals and their potential effect on an investment in our securities.
Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.
There has been on-going discussion and commentary regarding potential significant changes to United States trade policies, treaties and tariffs. There is significant uncertainty about the future relationship between the United States and other countries with respect to the trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.
The effect of global climate change may impact the operations of our portfolio companies.
There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more systems backup, adding to costs, and can contribute to increased system stresses, including service interruptions.
Loss of status as a RIC would reduce our net asset value and distributable income.
We have qualified as a RIC under the Code. As a RIC we do not have to pay federal income taxes on our income (including realized gains) that we distribute to our stockholders, provided that we satisfy certain distribution and other requirements. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we fail to qualify for RIC status in any year, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value and the amount potentially available for distribution. In addition, if we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of stockholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our common stock.
Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.
Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. Under Delaware law, we also cannot be dissolved without prior stockholder approval except by judicial action. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the price value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.
We incur significant costs as a result of being a publicly traded company.
As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.
Efforts to comply with the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our securities.
Under current SEC rules, we are required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. We are required to review our internal control over financial reporting on an annual basis, and evaluate and disclose changes in our internal control over financial reporting on a quarterly and annual basis.
As a result, we expect to continue to incur additional expenses that may negatively impact our financial performance and our ability to make distributions. This process also results in a diversion of management’s time and attention. In the event that we are unable to maintain compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our securities may be adversely affected.
We previously identified a material weakness in our internal control over financial reporting, which has since been remediated. Any future failure to establish and maintain effective internal control over financial reporting could have an adverse effect on our business and stock price.
Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations.
We previously identified a material weakness related to the design and operating effectiveness of controls over the reliability of financial information reported by portfolio companies that is used as financial inputs in the Company’s investment valuations. We addressed the material weakness through, among other things, adding new and/or enhanced existing controls surrounding the valuation process and financial reporting oversight of various controlled/affiliated portfolio companies.

Although we have remediated this material weakness in our internal control over financial reporting, any failure to improve our disclosure controls and procedures or internal control over financial reporting to address any identified weaknesses in the future, if and when they are identified, could prevent us from maintaining accurate accounting records and discovering material accounting errors. Any of these results could adversely affect our business and the value of our common stock.
Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.
The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. While the capital markets have improved, these conditions could deteriorate again in the future. During such market disruptions, we may have difficulty raising debt or equity capital, especially as a result of regulatory constraints.
Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.
Various social and political tensions in the United States and around the world, including in the Middle East, Eastern Europe and Russia, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. Several EU countries, including Greece, Ireland, Italy, Spain, and Portugal, continue to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is also continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. The recent United States and global economic downturn, or a return to the recessionary period in the United States, could adversely impact our investments. We cannot predict the duration of the effects related to these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Risks Related to OFS Advisor and its Affiliates
We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients.
OFS Advisor and its affiliates manage other assets, including those of other BDCs, registered investment companies, separately managed accounts, accounts for which OFS Advisor or its affiliates may serve as a subadvisor and CLOs, and may manage other entities in the future, and these other funds and entities may have similar or overlapping investment strategies. Our executive officers, directors and members of the Advisor Investment Committees serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders’ best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, OFS Advisor currently serves as the investment adviser to HPCI, a non-traded BDC, that invests in senior secured loans of middle-market companies in the United States, similar to those we target for investment, including first-lien, second-lien and unitranche loans as well as subordinated loans and, to a lesser extent, warrants and other equity securities. OFS Advisor also serves as the investment adviser to OCCI, a closed-end management investment company that primarily invests in CLO debt and subordinated securities. Additionally, OFS Advisor expects to provide sub-advisory services to CIM Real Assets & Credit Fund, a newly organized externally managed registered investment company that intends to operate as an interval fund that expects to invest primarily in a combination of real estate, credit and related investments.
Many investment opportunities will satisfy the investment criteria for both HPCI and us and, in certain instances, investment opportunities may be appropriate for OCCI and us. HPCI operates as a distinct and separate entity and any investment in our common stock will not be an investment in HPCI. In addition, our executive officers and certain of our independent directors serve in substantially similar capacities for HPCI and OCCI. Similarly, OFS Advisor and/or its affiliates may have other clients with, similar, different or competing investment objectives. In serving in these multiple capacities, our executive officers and directors, OFS Advisor and/or its affiliates, and members of the Advisor Investment Committees may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders.
OFS Advisor and OFSAM have procedures and policies in place designed to manage the potential conflicts of interest between OFS Advisor’s fiduciary obligations to us and its fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and other clients of OFS Advisor. An investment opportunity that is suitable for clients of OFS Advisor may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act.
There can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.
Our independent directors may face conflicts of interest related to their obligations to affiliated funds for which they also serve as independent directors.
Some of the independent directors of our board of directors also serve as independent directors of the board of directors of affiliated funds that are also managed by OFS Advisor.  In their capacities as directors for an affiliated fund board, the independent directors have a duty to make decisions on behalf of that affiliated fund that are in the best interests of that affiliated fund and its stockholders.  Accordingly, our independent directors may face conflicts of interest when making a decision on behalf of one fund that may not be in the best interest of the other fund. For example, the SEC has granted exemptive relief to us, OFS Advisor, HPCI, OCCI and certain other of our affiliates to co-invest in certain transactions that would otherwise be prohibited by the 1940 Act. In accordance with that relief, the independent directors must make certain findings on behalf of each affiliated fund with respect to initial co-investment transactions, including that the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the fund and its stockholders and do not involve overreaching in respect of the fund or its stockholders on the part of any of the other participants in the proposed transaction. Under such circumstances, the independent directors may face conflicts of interest when making these determinations on behalf of us, HPCI and/or OCCI.
Members of the Advisor Investment Committees, OFS Advisor or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.
OFS senior professionals and members of the Advisor Investment Committees may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us and our stockholders.
The valuation process for certain of our portfolio holdings may create a conflict of interest.
Many of our portfolio investments are made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith as described below in “Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.” In connection with that determination, investment professionals from OFS Advisor may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, the members of our board of directors who are not independent directors have a substantial indirect pecuniary interest in OFS Advisor. The participation of the OFS Advisor’s investment professionals in our valuation process, and the indirect pecuniary interest in OFS Advisor by those members of our board of directors, could result in a conflict of interest since OFS Advisor’s management fee is based, in part, on our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity).
We may have additional conflicts related to other arrangements with OFS Advisor or its affiliates.
We have entered into a license agreement with OFSAM under which OFSAM has granted us a non-exclusive, royalty-free license to use the name “OFS.” See “Management and Other Agreements—License Agreement.” In addition, we rent office space from a subsidiary of OFSAM and pay to that subsidiary our allocable portion of overhead and other expenses incurred in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer and chief accounting officer. This will create conflicts of interest that our board of directors must monitor.

The Investment Advisory Agreement with OFS Advisor and the Administration Agreement with OFS Services were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to OFS Advisor, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we could choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with OFS Advisor, OFS Services and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.
Our ability to enter into transactions with our affiliates is restricted, which may limit the scope of investments available to us.
BDCs generally are prohibited under the 1940 Act from knowingly participating in certain transactions with their affiliates without the prior approval of their independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which a BDC and one or more of its affiliates engage in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of a BDC’s outstanding voting securities will be considered an affiliate of the BDC for purposes of the 1940 Act, and a BDC generally is prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of the BDC’s independent directors. Additionally, without the approval of the SEC, a BDC is prohibited from engaging in purchases or sales of assets or joint transactions with the BDC’s officers, directors, and employees, and advisor (and its affiliates).
BDCs may, however, invest alongside certain related parties or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, a BDC may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the BDC’s advisor, acting on the BDC’s behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the BDC’s interests and those of other accounts.
On October 12, 2016, we received the Order from the SEC that permits us to co-invest in portfolio companies with certain affiliates, provided that we comply with the conditions of the Order. Pursuant to the Order, we are generally permitted to co-invest with BDCs, registered investment companies and private funds managed by OFS Advisor or any adviser that controls, is controlled by, or is under common control with, OFS Advisor, and is registered as an investment adviser under the Advisers Act, in a manner consistent with our investment strategy as well as applicable law, including the terms and conditions of the Order. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. We have applied for the New Order, which, if granted, would supersede the Order and would permit us greater flexibility to enter into co-investment transactions. There can be no assurance that we will obtain such new exemptive relief from the SEC.
When we invest alongside clients of OFSAM and its affiliates or their respective other clients, OFS Advisor will, to the extent consistent with applicable law, regulatory guidance, or the Order, allocate investment opportunities in accordance with its allocation policy. Under this allocation policy, if two or more investment vehicles with similar or overlapping investment strategies are in their investment periods, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	the status of tax restrictions and tests and other regulatory restrictions and tests;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles

•	level of available cash for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on the Order, priority as to opportunities will generally be given to clients that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.
Our base management fee may induce OFS Advisor to cause us to incur leverage.
Our base management fee is payable based upon our total assets, other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity. This fee structure may encourage OFS Advisor to cause us to borrow money to finance additional investments. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor holders of our common stock. Given the subjective nature of the investment decisions made by OFS Advisor on our behalf, our board of directors may not be able to monitor this potential conflict of interest effectively.
Our incentive fee may induce OFS Advisor to make certain investments, including speculative investments.
The incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to OFS Advisor is determined may encourage OFS Advisor to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor our stockholders.
OFS Advisor receives an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, OFS Advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We remain obligated to pay management and incentive fees to OFS Advisor with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of OFS Advisor as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.
Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate.
Our incentive fee structure may create incentives for OFS Advisor that are not fully aligned with the interests of our stockholders.
In the course of our investing activities, we will pay management and incentive fees to OFS Advisor. The base management fee is based on our total assets (other than cash and cash equivalents and the intangible asset and goodwill resulting from the SBIC Acquisition, but including assets purchased with borrowed amounts and including assets owned by any consolidated entity). As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our total assets, other than cash and cash equivalents but including assets purchased with borrowed amounts and including any assets owned by any consolidated entity, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, OFS Advisor or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.
We may pay an incentive fee on income we do not receive in cash.
The part of the incentive fee payable to OFS Advisor that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for OFS Advisor to the extent that it may encourage OFS Advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. OFS Advisor may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because OFS Advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.
OFS Advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify OFS Advisor against certain liabilities, which may lead OFS Advisor to act in a riskier manner on our behalf than it would when acting for its own account.
Under the Investment Advisory Agreement, OFS Advisor will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our board of directors in following or declining to follow OFS Advisor’s advice or recommendations. Under the terms of the Investment Advisory Agreement, OFS Advisor and its affiliates’ respective officers, directors, members, managers, stockholders and employees will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify OFS Advisor and its affiliates’ respective officers, directors, members, managers, stockholders and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead OFS Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.
OFS Advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
OFS Advisor has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If OFS Advisor resigns, we may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the value of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the OFS Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
OFS Services can resign from its role as our Administrator under the Administration Agreement, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
OFS Services has the right to resign under the Administration Agreement, whether we have found a replacement or not. If OFS Services resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the value of our shares may decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by OFS Services. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objectives may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Risks Related to BDCs
Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital. As a BDC, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.
We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% (or 150% if certain conditions are satisfied) of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets decline, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.
On May 3, 2018, the Board, including a "required majority" (as such item is determined in section 57(o) of the 1940 Act) of the Board, approved the application of a reduced 150% asset coverage ratio to us. The Board's approval of the reduced asset coverage ratio took effect as of May 3, 2019.
As of March 31, 2019, we had $278.8 million of debt outstanding. Our ability to incur additional debt and remain in compliance with the asset coverage test will be limited. We may seek an additional credit facility to finance investments or for working capital requirements. There can be no assurance that we will be able to obtain such financing on favorable terms or at all. We have received an exemptive order from the SEC to permit us to exclude the debt of SBIC I LP guaranteed by the SBA from our definition of senior securities in our statutory asset coverage ratio under the 1940 Act.
If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in our stockholders’ best interest. Holders of our common stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that we issue. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of our common stock and the rights of holders of shares of preferred stock to receive dividends would be senior to those of holders of shares of our common stock. We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve any such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and our stockholders might experience dilution.
Our ability to invest in public companies may be limited in certain circumstances.
To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment and meets the other specified requirements.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to continue to qualify as a BDC or be precluded from investing according to our current business strategy.
As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets.
We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If a sufficient portion of our assets are not qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition and results of operations
If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end fund, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

Risks Related to Our Investments
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though we may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors.
Our investments in the debt instruments of leveraged portfolio companies may be risky and, due to the significant volatility of such companies, we could lose all or part of our investment in bankruptcy proceedings or otherwise.
Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold due to the significant volatility of such companies. Negative developments may be accompanied by deterioration of the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Such developments may ultimately result in the leveraged companies in which we invest entering into bankruptcy proceedings, which have a number of inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial. In addition, since our mezzanine loans are generally subordinated to senior loans and are generally unsecured, other creditors may rank senior to us in the event of a bankruptcy proceeding.
Our investments in debt instruments may include “covenant-lite” loans. Covenants are contractual restrictions that lenders place on companies to limit the corporate actions a company may pursue. Generally, the loans in which we expect to invest will have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, to a lesser extent, we may invest in “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Our investments in private and middle-market portfolio companies are generally considered lower credit quality obligations, are risky, and we could lose all or part of our investment.
Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we rely on the ability of OFS Advisor’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. Such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns.
Middle-market companies are more likely to be considered lower grade investments, commonly called “junk bonds,” which are either rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment, or may be unrated but determined by the OFS Advisor to be of comparable quality. Lower grade securities or comparable unrated securities are considered predominantly speculative regarding the issuer’s ability to pay interest and principal, and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, an investment in our company is subject to the following specific risks: increased price sensitivity to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.
Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and OFS Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.
Investments in equity securities involve a substantial degree of risk.
We have purchased, and may purchase in the future, common stock and other equity securities, including warrants, in various portfolio companies. Although equity securities historically have generated higher average total returns than debt securities over the long term, equity securities may experience more volatility in those returns than debt securities. The equity securities we acquire may fail to appreciate, decline in value or lose all value, and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including the risk of further dilution in the event the portfolio company issues additional securities. Investments in preferred securities involve special risks, such as the risk of deferred distributions, illiquidity and limited voting rights.
Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment in a timely manner could result in a realized loss on the investment.

If we obtain a control investment in a portfolio company, our ability to divest ourselves from a debt or equity investment could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a control investment. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.
Our investments in CLOs carry additional risks to the risks associated with investing in private debt.
In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof, (iv) the potential of spread compression in the underlying loans of the CLO, which could reduce credit enhancement in the CLOs and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CLO equity securities that we may acquire are subordinated to more senior tranches of CLO debt. CLO equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. When we invest in CLOs, we may be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. We may recognize phantom taxable income from our investments in the subordinated tranches of CLOs.
Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.
In addition, the portfolios of certain CLOs in which we may invest may contain “covenant-lite” loans. Accordingly, to the extent we are exposed to “covenant-lite” loans, we may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants. The failure by a CLO in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the payments we receive from the CLO. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could adversely affect our operating results and cash flows.
Our CLO investments will be exposed to leveraged credit risk. If a CLO does not meet certain minimum collateral value ratios and/or interest coverage ratios, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay us distributions may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.
We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.
We will at times take a security interest in the available assets of our portfolio companies, including the equity interests of their subsidiaries and, in some cases, the equity interests of our portfolio companies held by their stockholders. In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success or deterioration of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. Additionally, in the case of certain of our investments, we do not have a first lien position on the collateral and may not receive the full value of the collateral upon liquidation. If the underlying collateral value is less than the loan amount, we will suffer a loss.
In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to equitable subordination. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of inter-creditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.
Borrowers of Broadly Syndicated Loans may be permitted to designate unrestricted subsidiaries under the terms of their financing agreements, which would exclude such unrestricted subsidiaries from restrictive covenants under the financing agreement with the borrower. Without restriction under the financing agreement, the borrower could take various actions with respect to the unrestricted subsidiary including, among other things, incur debt, grant security on its assets, sell assets, pay dividends or distribute shares of the unrestricted subsidiary to the borrower’s shareholders. Any of these actions could increase the amount of leverage that the borrower is able to incur and increase the risk involved in our investments in Broadly Syndicated Loans accordingly.
If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.
The lack of liquidity in our investments may adversely affect our business.
All of our assets are presently invested in illiquid securities, and a substantial portion of our investments in leveraged companies is subject to legal and other restrictions on resale or is otherwise less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, OFS Advisor, OFSAM or any of its other affiliates have material nonpublic information regarding such portfolio company.
Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;

•	the enterprise value of a portfolio company;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments and its earnings and discounted cash flow;

•	the markets in which the portfolio company does business; and

•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.
When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our valuation. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition and results of operations.
We are a non-diversified management investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a non-diversified management investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.
Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.
Although we believe our portfolio is well-diversified across companies and industries, our portfolio is, and may in the future be, concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.
Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	preserve or enhance the value of our investment.
We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements or the desire to maintain our RIC status. Our ability to make follow-on investments may also be limited by OFS Advisor’s allocation policy.
Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.
We generally do not hold controlling equity positions in our portfolio companies. For portfolio companies in which we do not hold a controlling equity interest, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.
Defaults by our portfolio companies will harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
We have invested a substantial portion of our capital in senior secured, unitranche, second-lien and mezzanine loans issued by our portfolio companies. The portfolio companies may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
Additionally, certain loans that we make to portfolio companies may be secured on a second-priority basis by the same collateral securing first-priority debt of such companies. The senior-secured liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second-priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, would only have an unsecured claim against the portfolio company’s remaining assets, if any.
The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with more senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.
We may not have the ability to control or direct such actions, even if our rights are adversely affected.
We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.
Cybersecurity risks and cyber incidents may adversely affect our business or the business of our portfolio companies by causing a disruption to our operations or the operations of our portfolio companies, a compromise or corruption of our confidential information or the confidential information of our portfolio companies and/or damage to our business relationships or the business relationships of our portfolio companies, all of which could negatively impact the business, financial condition and operating results of us or our portfolio companies.
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us or our portfolio companies. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems or those of our portfolio companies for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. We and OFS Advisor’s employees have been and expect to continue to be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As our and our portfolio companies’ reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by OFS Services and third-party service providers, and the information systems of our portfolio companies. OFS Advisor has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity has become a top priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data.  If we fail to comply with the relevant laws and regulations, we could suffer financial losses, a disruption of our businesses, liability to investors, regulatory intervention or reputational damage.
If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.
We make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.
The disposition of our investments may result in contingent liabilities.
A significant portion of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate, or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.
We may be subject to additional risks if we engage in hedging transactions and/or invest in foreign securities.
The 1940 Act generally requires that 70% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. Our investment strategy does not presently contemplate investments in securities of non-U.S. companies. We expect that these investments would focus on the same debt investments that we make in U.S. middle-market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in securities of emerging market issuers involves many risks, including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in the emerging market government’s economic and fiscal policies, the possible imposition of, or changes in, currency exchange laws or other laws or restrictions applicable to the emerging market companies or investments in their securities and the possibility of fluctuations in the rate of exchange between currencies.
Engaging in either hedging transactions or investing in foreign securities would entail additional risks to our stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price.
While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

We may not realize gains from our equity investments.
When we invest in senior secured, unitranche, second-lien and mezzanine loans, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, except as described below, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. In the case of SBIC I LP, our wholly-owned subsidiary, we will not receive direct benefits from the sale of assets in their portfolios. Rather, our return on our investment in such assets will depend on the ability of SBIC I LP’s portfolio to generate cash flow in excess of payments required, as appropriate, to be made to other parties under the terms of the SBA debentures, and distribution, subject to SBA regulation, of the excess to us.
Uncertainty relating to the LIBOR calculation process may adversely affect the value of any portfolio of LIBOR-indexed, floating-rate debt securities.
Concerns have been publicized that some of the member banks surveyed by the British Bankers' Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.
Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our potential portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our potential portfolio of LIBOR-indexed, floating-rate debt securities.
On July 27, 2017, the United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large US financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. If LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established. Any such renegotiated agreements or methodology of the new standard may not be as favorable to us as the current agreements and LIBOR, which may adversely affect our net investment income.

Risks Related to Our Securities
There is a risk that stockholders may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.
We have made distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure stockholders that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. Our ability to make distributions may also be affected by our ability to receive distributions from SBIC I LP, which is governed by SBA regulations.
When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. A return of capital is a return to stockholders of a portion of their original investment in us rather than income or capital gains.
The market price of our common stock may fluctuate significantly.

As with any stock, the market price of our common stock will fluctuate with market conditions and other factors. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. Shares of BDCs frequently trade at a discount from their net asset value. The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•
exclusion of our common stock from certain market indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, SBICs or BDCs;

•	loss of RIC or BDC status;

•	failure of SBIC I LP to maintain its status as an SBIC;

•	our origination activity, including the pace of, and competition for, new investment opportunities;

•	changes or perceived changes in earnings or variations in operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability to secure additional debt or equity capital;

•	potential future sales of common stock or debt securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•	departure of OFS Advisor’s, OFSC’s or any of their affiliates’ key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.
Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
The shares of our common stock beneficially owned by our principal stockholders, including OFSAM, are generally available for resale, subject to the provisions of Rule 144 promulgated under the Securities Act unless registered for sale under the Securities Act. We have entered into a registration rights agreement granting OFSAM the right to require us to register its shares for resale. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.
Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation dividing our board of directors into three classes with the term of one class expiring at each annual meeting of stockholders. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.
Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.
If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. Shares of BDCs, including shares of our common stock, have traded at discounts to their net asset values. As of March 31, 2019, our net asset value per share was $13.04. The daily average closing price of our shares on the

Nasdaq Global Select Market for the year ended March 31, 2019 was $11.60. If our common stock trades below net asset value, the higher the cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.
If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.
We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.
There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. If we do not maintain our required asset coverage ratios, we may not be permitted to declare dividends. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.
Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.
The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our tax treatment as a RIC for U.S. federal income tax purposes.
Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.
In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.
In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.
The trading market or market value of our publicly issued debt securities may fluctuate.
Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.
You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.
Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.
If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.
Our credit ratings may not reflect all risks of an investment in our debt securities.
Our credit ratings, if we or any of our securities are rated, are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	the unfavorable resolution of legal proceedings;

•	our business prospects and the prospects of our portfolio companies;

•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or OFS Advisors;

•	the ability of OFS Advisors to identify suitable investments for us and to monitor and administer our investments;

•	our contractual arrangements and relationships with third parties;

•	any future financings by us, including a second SBIC license;

•	the ability of OFS Advisors to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates; and

•	the impact of changes to tax legislation and, generally, our tax position.
This prospectus and any prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act or Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS
We intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in debt and equity securities consistent with our investment objective and strategies, repayment of any outstanding indebtedness, acquisitions and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.
We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.
Pending such uses and investments, we will invest the remaining net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock began trading on November 8, 2012 on The Nasdaq Global Market under the symbol "OFS". Effective January 2, 2014, our common stock was included in the Nasdaq Global Select Market. The following table lists the high and low closing sale price for our common stock, net asset value per share, and the cash distributions per share that we have declared on our common stock for each fiscal quarter during the last two most recently completed fiscal years. The stock quotations are inter-dealer quotations and do not include markups, markdowns or commissions.

	NAV Per Share(1)	Price Range		Premium (Discount) of High Sales Price to NAV	Premium (Discount) of Low Sales Price to NAV	Cash Distribution per Share(2)
Period		High	Low
Fiscal 2019
Second Quarter(3)	*	$12.80	$11.85	*	*	*
First Quarter	$13.04	$12.52	$10.77	-4.0%	-17.4%	$0.34
Fiscal 2018
Fourth Quarter	$13.10	$11.95	$9.89	-8.8%	-24.5%	$0.34
Third Quarter	$13.75	$12.70	$11.48	-7.6%	-16.5%	$0.34
Second Quarter	$13.70	$12.20	$10.65	-10.9%	-22.3%	$0.34
First Quarter	$13.68	$12.5	$10.98	-8.6%	-19.7%	$0.71	(4)
Fiscal 2017
Fourth Quarter	$14.12	$13.18	$11.85	-6.7%	-16.1%	$0.34
Third Quarter	$14.15	$14.34	$12.67	1.3%	-10.5%	$0.34
Second Quarter	$14.40	$14.58	$13.50	1.3%	-6.3%	$0.34
First Quarter	$14.98	$15.24	$13.55	1.7%	-9.5%	$0.34

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)
The distribution during the first quarter of fiscal 2019 was declared on February 12, 2018 by the Company's Board of Directors on, and paid on March 31, 2019, to stockholders of record as of March 17, 2019. The determination of the tax attributes of distributions is made annually as of the end of each fiscal year based upon taxable income for the full year and distributions paid for the full year. If the tax characteristics of the Company’s distributions paid during 2019 were determined as of March 31, 2019, none of the Company’s distributions would have represented a return of capital. The return of capital portion of these distributions for the years ended December 31, 2018, 2017, 2016, 2015, and 2014, was $0, $0, $0.09, $0.23, and $0.72, respectively.

(3)	Period from April 1, 2019 through June 20, 2019.

(4)	Includes a special dividend of $0.37 per share representing undistributed net long-term capital gains realized by the Company in 2017.
*    Not determinable at the time of filing.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Consolidated Financial Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere herein.

Critical Accounting Policies and Significant Estimates
The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. Critical accounting policies are those that require management to make subjective or complex judgments about the effect of matters that are inherently uncertain and may change in subsequent periods. Changes that may be required in the underlying assumptions or estimates in these areas could have a material impact on our current and future financial condition and results of operations.
Our critical accounting policies and estimates are those relating to revenue recognition and fair value estimates. Management has discussed the development and selection of each critical accounting policy and estimate with the Audit Committee of the Board. For a descriptions of our revenue recognition and fair value policies, see Note 2 to the consolidated financial statements included in this prospectus.
Revenue recognition
Our investment activities frequently involve the acquisition of multiple financial instruments or rights either in an initial transaction, or in subsequent or "follow-on" transactions, including amendments to existing securities. These financial instruments can include loans, preferred and common stock, warrants, or membership interests in limited liability companies. Acquired rights can include fixed or variable fees that can be either guaranteed or contingent upon operating performance of the underlying portfolio companies. Moreover, these fees may be payable in cash or additional securities. Acquired rights and financial instruments together, referred to as Instruments.
The revenue recognized on these instruments is a function of the fee or other consideration allocated to them, including amounts allocated to capital structuring fees, at the time of acquisition. Additionally, subsequent amendments to these instruments can involve both:

•	a determination as to whether the amendment is

◦	of such significance to deem it the consummation of the initial investment transaction and the acquisition of new Instruments (i.e., a "significant modification"), or

◦	a modification of those Instruments to be recognized over their remaining lives, and

•	an additional allocation of consideration among newly acquired Instruments.
These allocations are generally based on the relative fair value of the instruments at the time of the transaction, a process involving fair value estimates which is also a critical accounting policy and significant estimate. Moreover, these allocations and determinations can differ between GAAP and federal income tax bases. Once determined, these allocations directly affect the discount/premium and yield on debt securities, the cost and net gains/losses on equity securities, and capital structuring fees recognized in the statements of operations; and ICTI. These allocations require an understanding of the terms and conditions of the underlying agreements and requires significant management judgment.
Fair value estimates
As of March 31, 2019, approximately 95% of our total assets were carried at fair value, which was generally measured using the discounted cash flow or market-approach valuation techniques. Our discounted cash flow valuations involve a determination of a discount rate commensurate with the risk inherent of each investment. Management uses two primary methods to estimate discount rates: the weighted-average cost of capital method, which is a method based upon a hypothetical recapitalization of the entity given its current operating performance and current market conditions; and a hypothetical debt rating method, which assigns a surrogate debt rating to the entity based on known industry standards for assigning such ratings and then estimates the discount rate based on observed market yields for actual rated debt. Management may also use a relative value method to estimate yields, which involves measuring the discount rate of non-traded subject debt investments based on an expected or assumed relationship between NBIB or observed prices on traded debt and the subject debt for a portfolio company. All three methods generally involve calibration of the internal rate of return on the subject investment at close or purchase date to the observable inputs utilized in each method as of or near that date. These methods generally produce a range of discount rates, and management, under the supervision of the Board, generally selects the midpoint of the range for fair value measures. Such midpoint values may be further limited based on the portfolio company's ability to prepay the investment without penalty.
Our market approach valuations, generally applied to equity investments and investments in non-performing debt, involve a determination of an enterprise value multiple to a financial performance metric for the portfolio company, generally EBITDA. These determinations are based on identification of a comparable set of publicly traded companies and determination of a public-to-private liquidity adjustment factor, generally through calibration to transaction prices in the subject investment instrument. This method generally produces a range of multiplier values and management, under the supervision of the Board, generally select the midpoint of the range for fair value measures.
The following table illustrates the impact of our fair value measures if we selected the low or high end of the range of values for all investments at March 31, 2019 (dollar amounts in thousands):

	Fair Value at March 31, 2019	Range of Fair Value
Investment Type		Low-end	High-end
Debt investments:
Senior secured	$309,451	$303,987	$314,926
Senior secured (valued at Transaction Prices)	31,488	31,488	31,488
Subordinated	44,806	44,112	45,504

Investment:
Structured Finance Notes	15,734	15,439	16,030

Equity investments:
Preferred equity	13,098	11,749	13,926
Preferred equity (valued at Transaction Prices)	2,309	2,309	2,309
Common equity and warrants	18,968	15,450	22,923
Common equity and warrants (valuated at Transaction Prices)	1,813	1,813	1,813
	$437,667	$426,347	$448,919

Related Party Transactions
We have entered into a number of business relationships with affiliated or related parties, including the following:

•
The Investment Advisory Agreement with OFS Advisor to manage our operating and investment activities. Under the Investment Advisory Agreement we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. See “Management and Other Agreements”.

•
The Administration Agreement with OFS Services, an affiliate of OFS Advisor, to provide us with the office facilities and administrative services necessary to conduct our operations. See “Management and Other Agreements”.

•
A license agreement with OFSAM, the parent company of OFS Advisor, under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.” Under this agreement, we have a right to use the “OFS” name for so long as OFS Advisor or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “OFS” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with OFS Advisor is in effect.

OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to us and OFS Advisor is free to furnish similar services to other entities, including other BDCs managed by OFS Advisor, so long as its services to us are not impaired. OFS Advisor also serves as the investment adviser or collateral manager to CLOs and other assets, including HPCI, a non-traded BDC with an investment strategy similar to ours, as well as OCCI, a newly organized, non-diversified, externally managed, closed-end management investment company that has registered as an investment company under the 1940 Act that primarily invests in Structured Finance Notes.

Portfolio Composition and Investment Activity
Portfolio Composition
As of March 31, 2019, and December 31, 2018, the fair value of our debt investment portfolio totaled $385.7 million and $363.6 million, respectively. Out investment portfolio as of March 31, 2019, consisted of outstanding loans to 46 portfolio companies, of which 88% and 12% were senior secured loans and subordinated loans, respectively, and approximately $36.2 million in equity investments, at fair value, in 15 portfolio companies in which we also held debt investments. We also have five portfolio companies in which we solely held an equity investment, as well as two investments in Structured Finance Notes. We had unfunded commitments of $9.4 million to five portfolio companies at March 31, 2019. Set forth in the tables and charts below is selected information with respect to our portfolio as of March 31, 2019 and December 31, 2018.
The following table summarizes the composition of our portfolio of direct investments in the debt and equity securities of portfolio companies as of March 31, 2019, and December 31, 2018 (dollar amounts in thousands):

	March 31, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Senior secured debt investments (1)	$348,021	$340,939	$325,873	$319,017
Subordinated debt investments	56,323	44,806	56,212	44,540
Preferred equity	21,243	15,407	19,620	14,613
Common equity and warrants	13,419	20,781	11,606	18,627
Total direct investments in the debt and equity securities of portfolio companies	$439,006	$421,933	$413,311	$396,797
Total number of portfolio companies	51	51	50	50

(1)
Includes debt investments in which we have entered into contractual arrangements with co‑lenders whereby, subject to certain conditions, we have agreed to receive our principal payments after the repayment of certain co‑lenders pursuant to a payment waterfall. The aggregate amortized cost and fair value of these investments was $74,237 and $74,195 at March 31, 2019, respectively, and $68,207 and $67,480, at December 31, 2018, respectively

The following table shows the composition of our portfolio of direct investments in the debt and equity securities of portfolio companies by geographic region at amortized cost and fair value and as a percentage of total debt and equity investments; the geographic composition is determined by the location of the portfolio companies' corporate headquarters (dollar amounts in thousands):

	Amortized Cost				Fair Value
	March 31, 2019		December 31, 2018		March 31, 2019		December 31, 2018
South - US	$124,774	28.4%	$124,795	30.2%	$121,536	28.8%	$123,344	31.1%
Northeast - US	169,168	38.6	109,899	26.6	151,302	35.8	92,570	23.4
West - US	95,292	21.7	124,991	30.2	93,120	22.1	120,788	30.4
Midwest - US	49,772	11.3	53,626	13.0	55,975	13.3	60,095	15.1
Total	$439,006	100.0%	$413,311	100.0%	$421,933	100.0%	$396,797	100.0%
As of March 31, 2019, our investment portfolio’s three largest industries by fair value, were (1) Manufacturing (16.1%), (2) Professional, Scientific, and Technical Services (12.7%), and (3) Health Care and Social Assistance (11.2%), totaling approximately 40.0% of the investment portfolio. For a full summary of our investment portfolio by industry, see “Index to Financial Statements–Note 4."

The following table presents our debt investment portfolio by investment size as of March 31, 2019, and December 31, 2018 (dollar amounts in thousands):

	Amortized Cost				Fair Value
	March 31, 2019		December 31, 2018		March 31, 2019		December 31, 2018
Up to $4,000	$20,932	5.2%	$24,785	6.4%	$28,433	7.4%	$25,117	6.9%
$4,001 to $7,000	73,858	18.3	66,756	17.5	65,992	17.1	60,151	16.5
$7,001 to $10,000	92,236	22.8	92,389	24.2	76,713	19.9	92,687	25.5
$10,001 to $13,000	45,552	11.3	44,527	11.7	57,974	15.0	34,032	9.4
Greater than $13,000	171,766	42.4	153,628	40.2	156,633	40.6	151,570	41.7
Total	$404,344	100.0%	$382,085	100.0%	$385,745	100.0%	$363,557	100.0%
The following table displays the composition of our performing debt investment and Structured Finance Note portfolio by weighted average yield as of March 31, 2019, and December 31, 2018:

	March 31, 2019				December 31, 2018
	Senior Secured	Subordinated	Structured Finance		Senior Secured	Subordinated	Structured Finance
Weighted Ave. Yield (1)	Debt	Debt	Notes	Total	Debt	Debt	Notes	Total
Less than 8%	1.7%	—%	—%	1.4%	0.7%	—%	—%	0.7%
8% - 10%	8.3	—	—	7.1	22.5	—	—	19.8
10% - 12%	57.0	26.9	—	51.6	42.9	26.9	—	41.0
12% - 14%	28.9	56.5	—	30.8	29.5	56.5	—	32.7
Greater than 14%	4.1	16.6	100.0	9.1	4.4	16.6	—	5.8
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—%	100.0%
Weighted average yield - performing debt and Structured Finance Note investments (1)	11.46%	12.84%	16.50%	11.80%	11.33%	12.74%	—%	11.50%
Weighted average yield - total debt and Structured Finance Note investments (2)	11.46%	10.02%	16.50%	11.45%	11.33%	9.93%	—%	11.12%
(1) The weighted average yield on our performing debt and Structured Finance Note investments is computed as (a) the sum of (i) the annual stated accruing interest on debt investments plus the annualized accretion of Net Loan Fees; and (ii) the annual effective yield on Structured Finance Notes divided by (b) amortized cost of our debt and Structured Finance Note investments, excluding debt investments in non-accrual status as of the balance sheet date.
(2) The weighted average yield on our total debt and Structured Finance Note investments is computed as (a) the sum of (i) the annual stated accruing interest plus the annualized accretion of Net Loan Fees and (ii) plus the annual effective yield on Structured Finance Notes divided by (b) amortized cost of our debt and Structured Finance Note investments, including debt investments in non-accrual status as of the balance sheet date.
The weighted average yield on total investments was 10.74% and 10.49% at March 31, 2019 and December 31, 2018, respectively. Weighted average yield on total investments is computed as (a) the sum of (i) the annual stated accruing interest on our debt investments at the balance sheet date plus the annualized accretion of Net Loan Fees, (ii) the effective yield on our performing preferred equity investments, and (iii) the annual effective yield on Structured Finance Notes, divided by (b) amortized cost of our total investment portfolio, including assets in non-accrual status as of the balance sheet date. The weighted average yield of our investments is not the same as a return on investment for our stockholders but, rather, the gross investment income from our investment portfolio before the payment of all of our fees and expenses. There can be no assurance that the weighted average yield will remain at its current level.
The weighted average yield on performing direct investments in portfolio-company debt securities increased slightly to 11.80% at March 31, 2019, from 11.50% at December 31, 2018.

As of March 31, 2019, and December 31, 2018, floating rate loans at fair value were 88% and 87% of our debt portfolio of direct investments in the debt securities of portfolio companies, respectively, and fixed rate loans at fair value were 12% and 13% of this portfolio, respectively.
Investment Activity
The following is a summary of our direct investment activity for the three months ended March 31, 2019 (dollar amounts in millions).

	Debt Investments	Equity Investments
Investments in new portfolio companies	$31.5	$4.1
Investments in existing portfolio companies
Follow-on investments	9.9	—
Delayed draw and revolver funding	2.8	—
Total investments in existing portfolio companies	12.7	—
Total investments in new and existing portfolio companies	$44.2	$4.1
Number of new portfolio company investments	3	2
Number of existing portfolio company investments	7	—

Proceeds/distributions from principal payments/ equity investments	$6.0	$—
Proceeds from investments sold or redeemed	16.3	—
Total proceeds from principal payments, equity distributions and investments sold	$22.3	$—
Notable investments in new portfolio companies during the three months ended March 31, 2019, include Chemical Resources Holdings, Inc. ($13.6 million senior secured loan and $1.8 million in common equity) and TTG Healthcare, LLC ($11.9 million senior secured loan and $2.3 million preferred equity).
The weighted-average yield of direct debt investments in new portfolio companies during the three months ended March 31, 2019 was 11.9%.
We also invested $15.3 million in Structure Finance Notes with a weighted average annual effective yield of 16.50% during the three months ended March 31, 2019.

The following is a summary of our direct investment activity for the three months ended March 31, 2018 (dollar amounts in millions).

	Debt Investments	Equity Investments
Investments in new portfolio companies	$68.4	$4.6
Investments in existing portfolio companies
Follow-on investments	23.5	0.3
Delayed draw and revolver funding	1.4	—
Total investments in existing portfolio companies	24.9	0.3
Total investments in new and existing portfolio companies	$93.3	$4.9
Number of new portfolio company investments	7	4
Number of existing portfolio company investments	5	1

Proceeds/distributions from principal payments/ equity investments	13.0	—
Proceeds from investments sold or redeemed	27.1	1.1
Total proceeds from principal payments, equity distributions and investments sold	40.1	1.1
Notable investments in new portfolio companies during the three months ended March 31, 2018, included Online Tech Stores, LLC ($16.1 million subordinated loan) and 3rd Rock Gaming, LLC ($21.6 million senior secured loan and $2.5 million common equity).
The following is a summary of our cash investment activity for the years ended December 31, 2018 and 2017 (dollar amounts in millions):

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Debt Investments	Equity Investments	Debt Investments	Equity Investments
Investments in new portfolio companies	$196.4	$4.7	$114.5	$4.4
Investments in existing portfolio companies:
Follow-on investments	63.6	1.3	19.0	1.4
Delayed draw funding	6.2	—	3.6	—
Total investments in existing portfolio companies	69.8	1.3	22.6	1.4
Total investments in new and existing portfolio companies	$266.2	$6.0	$137.1	$5.8
Number of new portfolio company investments	28	4	17	4
Number of existing portfolio company investments	20	4	17	2
Proceeds/distributions from principal payments/equity investments	$100.7	$—	$105.1	$—
Proceeds from investments sold or redeemed	39.1	8.3	17.8	19.2
Total proceeds from principal payments, equity distributions and investments sold	$139.8	$8.3	$122.9	$19.2
Non-cash Investment Activity
In June 2018, our investment in Southern Technical Institute, LLC was restructured. We converted our subordinated note, SP-1 preferred shares, and warrants for a $1.5 million subordinated loan and 1,764,720 shares of Class A-1 common units. Subsequent to the conversion, we sold our Class A-1 common units but retained a significant economic interest in the units. The cost and fair value of the subordinated loan and economic interest were $0 and $0 as of December 31, 2018. We recognized a realized loss on the restructuring of $5.6 million for the year ended December 31, 2018, of which $4.4 million was recognized as unrealized losses as of December 31, 2017.
In December 2017, our investment in Jobson Healthcare Information, LLC ("Jobson") was restructured, whereby the lender group, including us, purchased all the outstanding equity of Jobson for a nominal purchase price. Immediately after the restructuring, and as of December 31, 2017, we owned approximately 12.6% of the common equity of Jobson. In February 2018, in connection with the restructuring, we sold our warrant investment, on a pro-rata basis, to the other members of the lender group for a nominal amount. As of December 31, 2017, the amortized cost and fair value of our common equity investment in Jobson was $0; the amortized cost and fair value of our warrant investment in Jobson was $0.5 million and $0, respectively; and the amortized cost and fair value of our debt investment in Jobson was $15.2 million and $12.9 million, respectively.
In July 2017, our senior secured debt investment with a cost basis of $6.7 million, and preferred equity investments, with an aggregate cost basis of $0.3 million, in My Alarm Center, LLC ("My Alarm"), were restructured and exchanged for common equity and a new class of preferred equity securities with a fair value of $0 and $1.8 million, respectively. As of June 30, 2017, we had recognized cumulative unrealized losses of $5.2 million on our pre-restructured securities of My Alarm Center, LLC, which upon restructuring, were recognized as realized losses during the quarter ended September 30, 2017.
Our level of investment activity may vary substantially from period to period depending on various factors, including, but not limited to, the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.
We categorize direct investments in the debt securities of portfolio companies into seven risk categories based on relevant information about the ability of borrowers to service their debt. For additional information regarding our risk categories, see “Business–Portfolio Review/Risk Monitoring” in the accompanying prospectus. The following table shows the classification of our direct investments in the debt securities of portfolio companies by credit risk rating as of March 31, 2019 and December 31, 2018 (dollar amounts in thousands):

	Debt Investments, at Fair Value
Risk Category	March 31, 2019		December 31, 2018
1 (Low Risk)	$—	—%	$—	—%
2 (Below Average Risk)	3,788	1.0	3,788	1.0
3 (Average)	328,390	85.1	329,635	90.7
4 (Special Mention)	52,835	13.7	29,284	8.1
5 (Substandard)	—	—	—	—
6 (Doubtful)	732	0.2	850	0.2
7 (Loss)	—	—	—	—
	$385,745	100.0%	$363,557	100.0%
Changes in the distribution of our debt investments across risk categories for the three months ended March 31, 2019, were a result of new debt investments, the receipt of amortization payments on existing debt investments, repayment of certain debt investments in full, changes in the fair value of our existing debt investments, realized gains on the sale of investments, as well as the change in PM Acquisitions, LLC, Envocore Holdings, LLC and MAI Holdings, Inc. from risk category 3 to risk category 4, with an total amortized cost and fair value of $27.4 million and $23.9 million, respectively, and other investment activity.
During the year ended December 31, 2018, we reclassified three debt investments (TRS Services, LLC, GGC Aerospace Topco L.P. and MTE Holdings Corp.) from risk category 3 to risk category 4, with an aggregate fair value of $21.46 million at December 31, 2017, primarily due to declining performance in the underlying businesses of the portfolio companies. We also reclassified our debt investment in Master Cutlery, LLC, with a fair value of $2.87 million at December 31, 2017, from risk category 5 to risk category 6 and classified the investment as non-accrual with respect to PIK interest and Net Loan Fees. All other year over year changes in the fair value of our debt investments within each category, were a result of new debt investments, the receipt of amortization payments on existing debt investments, repayment of certain debt investments in full, changes in the fair value of our existing debt investments within the categories, and other investment activity.
Non-Accrual Loans
When there is reasonable doubt that principal, cash interest, or PIK interest will be collected, loan investments are placed on non-accrual status and the Company will generally cease recognizing cash interest, PIK interest, or Net Loan Fee amortization, as applicable. Interest accruals and Net Loan Fee amortization are resumed on non-accrual investments only when they are brought current with respect to principal, interest and when, in the judgment of management, the investments are estimated to be fully collectible as to all principal. The aggregate amortized cost and fair value of loans on non-accrual status with respect to all interest and Net Loan Fee amortization was $12,403 and $732, respectively, at March 31, 2019, and $12,403 and $850, respectively, at December 31, 2018.
In August 2018, the Elgin Fasteners Group senior secured loan became contractually due. The lending group entered into a forbearance agreement with respect to the maturity date through September 26, 2019, subject to other terms and conditions. The investment will continue to accrue interest as the borrower has continued to make interest and amortization payments.

Results of Operations
Key Financial Measures
The following is a discussion of the key financial measures that management employs in reviewing the performance of our operations.
Total Investment Income. We generate revenue primarily in the form of interest income on debt investments, and dividend income from our equity investments. Our debt investments typically have a term of three to eight years and bear interest at fixed and floating rates. As of March 31, 2019, floating rate and fixed rate loans comprised 88% and 12%, respectively, of our current debt investment portfolio at fair value; however, in accordance with our investment strategy, we expect that over time the proportion of fixed rate loans will continue to increase. In some cases, our investments provide for PIK interest, or PIK dividends (meaning interest or dividends paid in the form of additional principal amount of the loan or equity security instead of in cash). We also generate revenue in the form of management, valuation, and other contractual fees, which is recognized as the related services are rendered. In the general course of business, we receive certain fees from portfolio companies which are non-recurring in nature. Such non-recurring fees include prepayment fees on certain loans repaid prior to their scheduled due date, which are recognized as earned when received, and fees for capital structuring services from certain portfolio companies, which are recognized as earned upon closing of the investment. Net Loan Fees are capitalized, and accreted or amortized over the life of the loan as interest income. When we receive principal payments on a loan in an amount that exceeds its amortized cost, we recognize the excess principal payment as income in the period it is received.
Expenses. Our primary operating expenses include interest expense due under our outstanding borrowings, the payment of fees to OFS Advisor under the Investment Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement and other operating costs described below. Additionally, we will pay interest expense on any outstanding debt under any new credit facility or other debt instrument we may enter into. We will bear all other out-of-pocket costs and expenses of our operations and transactions, whether incurred by us directly, OFS Services or its affiliates, or on our behalf by a third party, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	transfer agent and custodial fees;

•	out-of-pocket fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing and long-distance telephone;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•	other expenses incurred by either OFS Services or us in connection with administering our business.
Net Gain (Loss) on Investments. Net gain (loss) on investments consists of the sum of: (a) realized gains and losses from the sale of debt or equity securities, or the redemption of equity securities; and (b) net unrealized appreciation or depreciation on debt and equity investments, net of applicable taxes to the extent the investments are held through taxable wholly owned subsidiaries. In the period in which a realized gain or loss is recognized, such gain or loss will generally be offset by the reversal of previously recognized unrealized appreciation or depreciation, and the net gain recognized in that period will generally be smaller. The unrealized appreciation or depreciation on debt securities is also reversed when those investments are redeemed or paid off prior to maturity. In such instances, the reversal of accumulated unrealized appreciation or depreciation will be reported as a net loss or gain, respectively, and may be partially offset by the acceleration of any premium or discount on the debt security, which is reported in interest income, and any prepayment fees on the debt security, which is reported in fee income.
We do not believe that our historical operating performance is necessarily indicative of our future results of operations that we expect to report in future periods. We are primarily focused on investments in middle-market companies in the United States, including debt investments and, to a lesser extent, equity investments, including warrants and other minority equity securities. Moreover, as a BDC and a RIC, we are also subject to certain constraints on our operations, including, but not limited to, limitations imposed by the 1940 Act and the Code. In addition, SBIC I LP is subject to regulation and oversight by the SBA. For the reasons described above, the results of operations described below may not necessarily be indicative of the results we expect to report in future periods.
Net increase in net assets resulting from operations can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, annual comparisons of net increase in net assets resulting from operations may not be meaningful.
Comparison of the three months ended March 31, 2019, and 2018
Consolidated operating results for the three months ended March 31, 2019 and 2018, are as follows (in thousands):

	Three Months Ended March 31,
	2019	2018
Investment income
Interest income:
Cash interest income (including accretion of interest on Structured Finance Notes)	$10,980	$7,713
Net Loan Fee amortization	178	275
Other interest income	76	94
Total interest income	11,234	8,082
PIK income:
PIK interest income	161	373
Preferred equity PIK dividends	215	339
Total PIK income	376	712
Dividend income:
Common equity dividends	173	163
Total dividend income	173	163
Fee income:
Management, valuation and syndication	562	33
Prepayment and other fees	—	13
Total fee income	562	46
Total investment income	12,345	9,003
Total expenses, net	7,517	5,187
Net investment income	4,828	3,816
Net loss on investments	(1,096)	(323)
Net increase in net assets resulting from operations	$3,732	$3,493

Interest and PIK income by debt investment type for the three months ended March 31, 2019 and 2018, is summarized below (in thousands):

	Three Months Ended March 31,
	2019	2018
Interest income and PIK interest income:
Senior secured debt investments	$9,547	$6,615
Subordinated debt investments	1,380	2,214
Structured Finance Notes	468	—
Total interest income and PIK interest income	11,395	8,829
Plus purchased premiums (less Net Loan Fees) accelerations	25	(12)
Recurring interest income and PIK interest income	$11,420	$8,817
Investment Income
We consider our interest income on direct debt investments to portfolio companies, other than acceleration of Net Loan Fees recognized upon the repayment of a loan, PIK interest income, and the accretable yield on Structured Finance Notes to be recurring in nature. Such recurring interest income and PIK interest income increased by $2.6 million for the three months ended March 31, 2019, compared to the three months ended March 31, 2018, primarily due to a $3.6 million increase from an approximately $106.0 million increase in the average outstanding performing loan balance and a ($1.0) million decrease resulting from a 96 basis point decrease in the recurring earned yield on our portfolio.
Syndication fees, prepayment fees and the acceleration of Net Loan Fees generally result from periodic transactions transactions rather than from holding portfolio investments and are considered to be non-recurring. Syndication fees of $505,000 included in management, valuation and syndication fees for the three months ended March 31, 2019, resulted from approximately $60.5 million in loan originations during that period in which OFS Advisor sourced, structured, and arranged the lending group, and for which we were additionally compensated.
Fee income increased $0.5 million for the three months ended March 31, 2019 compared to the three months ended March 31, 2018, primarily due to an increase in syndication fees.
Expenses
Operating expenses for the three months ended March 31, 2019 and 2018, are presented below (in thousands):

	Three Months Ended March 31,
	2019	2018
Interest expense	$3,455	$1,634
Management fees	1,843	1,360
Incentive fee	1,163	736
Professional fees	535	201
Administration fee	437	583
Other expenses	84	695
Total expenses before incentive fee waiver	7,517	5,209
Incentive fee waiver	—	(22)
Total expenses, net of incentive fee waiver	$7,517	$5,187

Interest expense for the three months ended March 31, 2019 increased over the corresponding period in the prior year primarily due to the issuance of the Unsecured Notes. Interest expense incurred on our debt during the three months ended March 31, 2019 and 2018 is summarized below (in thousands):

	Three Months Ended March 31,
	2019	2018
SBA Debentures	$1,267	$1,267
PWB Credit Facility	462	367
Unsecured Notes Due April 2025	860	—
Unsecured Notes Due October 2025	866	—
Total interest expense	$3,455	$1,634
Management fee expense for the three months ended March 31, 2019, increased over the corresponding period in the prior year due to an increase in our average total assets, resulting from the issuance of the Unsecured Notes.
The $0.4 million increase in incentive fee expense for the three ended March 31, 2019, compared to the corresponding period in the prior year was attributable to an increase in net investment income resulting from the increase in the size of the portfolio. On May 1, 2018, OFS Advisor irrevocably waived Income Incentive Fees of approximately $22,000 related to net investment income that it would otherwise be entitled to under the Investment Advisory Agreement for the three months ended March 31, 2018.
Professional fees for the three months ended March 31, 2019, increased over the corresponding period in the prior year due to out-of-scope fees relating to the 2018 audit, as well as the retention of additional third-party valuation services, which did not occur during the three months ended March 31, 2018.
Administration fee expense for the three months ended March 31, 2019 decreased $0.1 million over the corresponding period in the prior year primarily due to an decrease in our allocable portion of OFS Services’s overhead. The three months ended March 31, 2018 included OFS Services's overhead costs in connection with a foreign debt transaction that we elected not to pursue due to regulatory changes and market conditions, which did not reoccur during the three months ended March 31, 2019.
Other expenses for the three months ended March 31, 2019, decreased over the corresponding period in the prior year primarily due to legal and other offering costs incurred during the first quarter of 2018 in connection with a foreign debt transaction that we elected not to pursue due to regulatory changes and market conditions. Other expenses for the three months ended March 31, 2019 remained stable over the corresponding period in the prior year.
Net Gain (Loss) on Investments
Net gain (loss) by investment type for the three months ended March 31, 2019 and 2018, were as follows (in thousands):

	Three Months Ended March 31,
	2019	2018
Senior secured debt	$(129)	$279
Subordinated debt	155	(1,400)
Preferred equity	(1,729)	(1,112)
Common equity and warrants	228	1,910
Structured Finance Notes	379	—
Net gain (loss) on investments	$(1,096)	$(323)
Three months ended March 31, 2019
We recognized net losses of $0.1 million on senior secured debt during the three months ended March 31, 2019, primarily as a result of the unrealized depreciation of $1.9 million on MAI Holdings, Inc., and other loans partially offset by unrealized appreciation of $2.2 million on broadly syndicated loans due to net positive impact of mark-to-market adjustments in the first quarter. Additional unrealized losses of $0.5 million for the three months ended March 31, 2019 were primarily a result of net negative impact of portfolio company-specific performance factors. We also recognized a realized gain of $0.1 million as a result of the partial sale of our investment in Cenexel Clinical Research Holdings, Inc.

We recognized net gains of $0.2 million on subordinated debt during the three months ended March 31, 2019, primarily due to unrealized appreciation of $0.3 million recognized on our subordinated debt investment in Online Tech Stores, LLC. We recognized net losses of $0.1 million for the three months ended March 31, 2019, primarily as a result of net negative impact of portfolio company-specific performance factors.
We recognized net losses of $1.7 million on preferred equity investments for the three months ended March 31, 2019, primarily as a result of unrealized depreciation of $0.8 million recognized on our investment in TRS Services, LLC Class A units. Additional unrealized losses of $0.9 million in other preferred equity securities for the three months ended March 31, 2019 were primarily due to the net negative impact of portfolio company-specific performance factors.
We recognized net gains of $0.2 million on common equity and warrant investments for the three months ended March 31, 2019, primarily as a result of unrealized appreciation of $2.5 million across several portfolio company investments from the positive impact of portfolio company-specific performance factors, offset by unrealized depreciation of $2.3 million in Contract Datascan Holdings, Inc. as a result of negative portfolio company-specific performance factors.
We recognized net gains of $0.4 million on Structured Finance Notes for the three months ended March 31, 2019, primarily as a result of unrealized appreciation due to net positive impact of mark-to-market adjustments in the first quarter.
Three months ended March 31, 2018
We recognized net gains of $0.3 million on senior secured debt during the three months ended March 31, 2018, primarily as a result of realized gains of $0.4 million from the sale of five senior secured loans, offset by unrealized losses of $0.2 million, primarily as a result of the net negative impact of portfolio company-specific performance factors and the impact of changes to certain market loan indices.
We recognized net losses of $1.4 million on subordinated debt during the three months ended March 31, 2018, primarily as a result of the negative impact of portfolio company-specific performance factors, including an unrealized depreciation of $1.2 million recognized on our subordinated debt investment in Southern Technical Institute, LLC, which was placed on non-accrual during 2017 and written down to a fair value of $0 at March 31, 2018.
We recognized net losses of $1.1 million on preferred equity investments for the three months ended March 31, 2018, primarily as a result of the net negative impact of portfolio company-specific performance factors.
We recognized net gains of $1.9 million on common equity and warrant investments for the three months ended March 31, 2018, primarily as a result of the positive impact of portfolio company-specific performance factors.

Comparison of years ended December 31, 2018, 2017, and 2016.
Consolidated operating results for the years ended December 31, 2018, 2017, and 2016 are as follows (in thousands):

	Years Ended December 31,
	2018	2017	2016
Investment income
Interest income:
Cash interest income	$36,068	$26,444	$24,901
Net Loan Fee amortization	2,288	1,450	1,414
Other interest income	251	230	85
Total interest income	38,607	28,124	26,400
PIK income:
PIK interest income	1,193	1,508	1,194
Preferred equity PIK dividends	906	1,399	1,433
Total PIK income	2,099	2,907	2,627
Dividend income:
Preferred equity cash dividends	—	165	168
Common equity dividends	315	317	307
Total dividend income	315	482	475
Fee income:
Management, valuation, and syndication	922	163	159
Prepayment, structuring, and other fees	891	1,750	1,433
Total fee income	1,813	1,913	1,592
Total investment income	42,834	33,426	31,094
Total expenses, net	24,449	17,549	16,949
Net investment income	18,385	15,877	14,145
Net loss on investments	(8,813)	(7,967)	(317)
Net increase in net assets resulting from operations	$9,572	$7,910	$13,828
Interest and PIK income by debt investment type for the years ended December 31, 2018, 2017, and 2016 are summarized below (in thousands):

	Years Ended December 31,
	2018	2017	2016
Interest and PIK interest income:
Senior secured debt investments	$32,127	$21,785	$19,485
Subordinated debt investments	7,673	7,847	8,109
Total interest and PIK interest income	$39,800	$29,632	$27,594
Comparison of investment income for the years ended December 31, 2018 and 2017:
Interest and PIK interest income increased approximately $10.2 million, due to a $8.9 million increase in recurring interest income caused by a $76.8 million increase in the average outstanding loan balance during 2018 along with an increase of $0.7 million in recurring interest income resulting from a 23 basis point increase in the weighted average yield in our debt portfolio during the year ended December 31, 2018. Acceleration of Net Loan Fees of $1.1 million and $0.6 million were included in interest income for the years ended December 31, 2018 and 2017, respectively, from the repayment of loans prior to their scheduled due dates.
We recorded prepayment fees of $0.9 million resulting from $50.0 million of unscheduled principal payments during the year ended December 31, 2018, compared to $1.0 million from $60.2 million of unscheduled principal payments during 2017. We recognized capital structuring fees of $0.0 million and $0.5 million for the years ended December 31, 2018 and 2017, respectively, upon the closing of $0 and $55.7 million of debt and equity investments, respectively. We ceased recognition of such fees with the adoption of ASC 606. We recognized syndication fees of $0.7 million and $0.2 million for the years ended December 31, 2018 and 2017, respectively, resulting from approximately $64 million and $21 million in loan originations during that period in which OFS Advisor sourced, structured, and arranged the lending group, and for which we were additionally compensated.
Comparison of investment income for the years ended December 31, 2017 and 2016:
Interest and PIK interest income increased approximately $3.2 million, due to a $3.4 million increase in recurring interest income caused by a 12% increase in the average outstanding loan balance during 2017, offset by a decrease of $1.4 million in recurring interest income resulting from a 63 basis point decrease in the weighted average yield in our debt portfolio during the year ended December 31, 2017. Acceleration of Net Loan Fees of $0.6 million and $0.6 million were included in interest income for the years ended December 31, 2017 and 2016, respectively, from the repayment of loans prior to their scheduled due dates.
Fee income increased $0.3 million primarily due to an increase in prepayment fees and capital structuring fees. We recorded prepayment fees of $1.0 million resulting from $60.2 million of unscheduled principal payments during the year ended December 31, 2017, compared to $0.9 million from $25.0 million of unscheduled principal payments during 2016. We recognized capital structuring fees of $0.5 million and $0.4 million for the years ended December 31, 2017 and 2016, respectively, upon the closing of $55.7 million and $37.3 million of debt and equity investments, respectively.
Expenses

	Years Ended December 31,
	2018	2017	2016
	(Amounts in thousands)
Interest expense	$9,232	$5,813	$5,302
Management fees	6,335	4,999	4,516
Incentive fee, net of waiver	4,387	2,962	3,333
Professional fees	1,245	1,115	1,200
Administration fee	1,601	1,314	1,304
General and administrative expenses	1,649	1,346	1,294
Total expenses	$24,449	$17,549	$16,949

Comparison of expenses for the years ended December 31, 2018 and 2017:
Interest expense increased by $3.4 million primarily due to interest expense of $3.1 million associated with the Unsecured Notes issued in April and October of 2018, see Note 7 to the consolidated financial statements included elsewhere in this prospectus for details.
Management fee expense increased by $1.3 million due to an increase in our average total assets, primarily due to an increase in net investment activity, including deployment of $95.4 million in proceeds from the issuance of the Unsecured Notes.
Incentive fee expense increased by $1.4 million primarily due to a $2.5 million increase in net investment income relating to the deployment of the proceeds from the Unsecured Notes, as well as a decrease in 2017 relating to Part One incentive fees, due to a share issuance adjustment related to the Offering, which raised the hurdle rate to a level that was not exceeded in the second quarter because the Offering proceeds were not fully deployed.
Administration fees increased by $0.3 million primarily due to an increase in allocated accounting labor and software costs.
General and administrative expenses increased $0.3 million primarily due to legal and other offering costs incurred during the first quarter of 2018 in connection with a foreign debt transaction that we elected not to pursue due to regulatory changes and market conditions.
Comparison of expenses for the years ended December 31, 2017 and 2016:
Interest expense increased primarily due to an increase in borrowings under our PWB Credit Facility. The average dollar amount of borrowings outstanding under the PWB Credit Facility during the years ended December 31, 2017 and 2016 was $8.5 million and $0.6 million, respectively.
Management fee expense increased by $0.5 million due to an increase in our average total assets, primarily due to an increase in net investment activity, including deployment of funds from the Offering.

Incentive fee expense decreased by $0.4 million primarily due to a $0.6 million decrease in Part One incentive fees, due to a share issuance adjustment related to the Offering, which raised the hurdle rate to a level that was not exceeded in the second quarter because the Offering proceeds were not fully deployed, offset by an increase in pre-incentive fee net investment income due to an increase in net investment activity, including additional deployment of funds from the Offering, and an increase in the accrued Capital Gains Fee. During the year ended December 31, 2017, we did not incur a Capital Gains Fee, compared to a Capital Gains Fee of $(0.1) million recorded during the year ended December 31, 2016, which represents the reversal of the accrued Capital Gains Fee at December 31, 2015.
Net gain (loss) on investments

	Years Ended December 31,
	2018	2017	2016
	(Amounts in thousands)
Senior secured debt	$(9,020)	$(4,441)	$411,000
Subordinated debt	(3,308)	(8,667)	(2,368)
Preferred equity	(1,993)	5,373	(2,584,000)
Common equity and warrants	5,508	(232)	4,224
Net loss on investments	$(8,813)	$(7,967)	$(317,000)
Year ended December 31, 2018
We recognized net losses of $9.0 million on senior secured debt during the year ended December 31, 2018, primarily as a result of a realized loss of $3.5 million on our senior secured debt investment in Jobson recognized upon the sale in the second quarter of 2018, as well as by the negative net impact of mark-to-market adjustments in the fourth quarter relating to our Broadly Syndicated Loan investments resulting in an unrealized loss of $5.5 million.
We recognized net losses of $3.3 million on subordinated debt during the year ended December 31, 2018, primarily as a result of a realized loss of $3.5 million on the restructuring of the Southern Technical Institute, LLC subordinated debt investment, of which $2.3 million was recognized as unrealized losses in prior years, and net unrealized depreciation of $2.1 from the negative impact of specific performance factors, principally related to Master Cutlery LLC.
We recognized net losses of $2.0 million on preferred equity investments for the year ended December 31, 2018, primarily as a result of a $1.4 million unrealized loss on TRS Services, LLC, and other negative net impact of portfolio company-specific performance factors on other investments resulting in an additional unrealized loss of $0.6 million.
We recognized net gains of $5.5 million on common equity and warrant investments for the year ended December 31, 2018, as a result of net realized gains of $3.7 million, primarily driven by a $4.1 million realized gain on the sale of All Metal Holdings, LLC, and the positive impact of portfolio company-specific performance factors resulting in unrealized appreciation of $1.8 million for the year ended December 31, 2018.
Year ended December 31, 2017
We recognized net losses of $4.4 million on senior secured debt during the year ended December 31, 2017, primarily as a result of a realized loss of $5.0 million on our senior secured debt investment in My Alarm recognized upon restructuring in the third quarter of 2017, offset by the positive net impact of portfolio company-specific performance factors on other investments. We held the My Alarm investment from the fourth quarter of 2015 and recognized unrealized appreciation of $0.2 million and $0 during the years ended December 31, 2016 and 2015, respectively.
We recognized net losses of $8.7 million on subordinated debt during the year ended December 31, 2017, primarily as a result of the net negative impact of portfolio company-specific performance factors, including unrealized depreciation of $5.4 million recognized on our debt investment in Community Intervention Services, Inc., which was placed on non-accrual status during 2016, unrealized depreciation of $2.1 million recognized on our debt investment in Southern Technical Institute, LLC, which was placed on non-accrual status during the fourth quarter of 2017, and $1.6 million of unrealized depreciation on our debt investment in Master Cutlery, LLC.
We recognized net gains of $5.4 million on preferred equity investments for the year ended December 31, 2017, primarily as a result of $7.7 million of net realized gains recognized upon sale of three equity investments, offset by the negative impact from changes to EBITDA multiples used in our valuations and negative impacts of portfolio company-specific performance factors, including a $2.1 million unrealized loss recognized on our equity investment in Southern Technical Institute, LLC. Included in net gains of $7.7 million for the year ended December 31, 2017, were realized gains of $11.0 million we recognized upon sale of the three aforementioned equity investments. We recognized cumulative unrealized appreciation of approximately $3.3 million on these investments through December 31, 2016, which resulted in an aggregate net gain of $7.7 million during the year ended December 31, 2017. In addition, previously recognized cumulative unrealized depreciation of $0.3 million at June 30, 2017, on our preferred equity investment in My Alarm, was realized upon restructuring.
We recognized net losses of $0.2 million on common equity and warrant investments for the year ended December 31, 2017, primarily as a result of the negative impact of portfolio company-specific performance factors, offset by a $0.4 million net gain realized upon sale of a common equity investment, which includes a realized gain of $0.9 million, for which we had recognized cumulative unrealized appreciation of $0.5 million through December 31, 2016.
Year ended December 31, 2016
We recognized net gains of $0.4 million on senior secured debt during the year ended December 31, 2016, primarily as a result of the net positive impact of market based transactions on our fair values, offset by the net impact of portfolio company-specific performance factors, the pay-off of certain senior secured debt investments, and $0.4 million as a result of the Valuation Methodology Change.
We recognized net losses of $2.4 million on subordinated debt during the year ended December 31, 2016, principally due to the net impact of portfolio company-specific performance factors and $0.5 million as a result of the Valuation Methodology Change.
We recognized net losses of $2.6 million on preferred equity investments for the year ended December 31, 2016, primarily due to the net impact of portfolio company-specific performance factors offset by $2.1 million as a result of the Valuation Methodology Change.
We recognized net gains of $4.2 million on common equity and warrant investments for the year ended December 31, 2016, primarily due to the net impact of portfolio company-specific performance factors and $0.4 million as a result of the Valuation Methodology Change. In addition, we realized gains of $2.1 million from the redemption of an equity investment. We held this investment from the first quarter of 2014 and recognized unrealized gains of $2.1 million and $0.5 during the years ended December 31, 2015 and 2014, respectively. The net impact of this transaction was a recognized net loss of $0.5 during the year ended December 31, 2016 due to the reversal of the accumulated unrealized gains in excess of the recognized realized gain.

Liquidity and Capital Resources
At March 31, 2019, we held cash of $15.2 million, which includes cash of $12.9 million held by SBIC I LP, our wholly owned SBIC. Our use of cash held by SBIC I LP is restricted by SBA regulation, including limitations on the amount of cash SBIC I LP can distribute to OFS Capital Corporation as parent company (the "Parent"). Any such distributions to the Parent from SBIC I LP are generally restricted under SBA regulations to a statutory measure of undistributed accumulated earnings of SBIC I LP. During the three months ended March 31, 2019, the Parent received no cash distributions from SBIC I LP. At March 31, 2019, the Parent had $13.2 million of cash available for general corporate activities, which includes $11.0 million held by SBIC I LP that was available to it for distribution. Additionally, the Parent had available borrowings of $14.3 million under its PWB Credit Facility at March 31, 2019. The Parent may make unsecured loans to SBIC I LP the aggregate of which cannot exceed $35 million at any given time, and no interest may be charged on the unpaid principal balance. There were no intercompany loans between the Parent and SBIC I LP as of March 31, 2019. Additionally, we had $14.3 million borrowings available through our PWB Credit Facility, and $50 million of Unsecured Notes Due April 2025 and $48.5 million of Unsecured Notes Due October 2025 outstanding at March 31, 2019.
Sources and Uses of Cash and Cash Equivalents
We generate cash through operations from net investment income and the net liquidation of portfolio investments, and use cash in our operations in the net purchase of portfolio investments. Significant variations may exist between net investment income and cash from net investment income, primarily due to the recognition of non-cash investment income, including Net Loan Fee amortization, PIK interest, and PIK dividends, which generally will not be fully realized in cash until we exit the investment. As discussed in Note 3 to the consolidated financial statements included elsewhere in this prospectus, we pay OFS Advisor a quarterly incentive fee with respect to our pre-incentive fee net investment income, which includes investment income that has not been received in cash. In addition, we must distribute substantially all our taxable income, which approximates, but will not always equal, the cash we generate from net investment income to maintain our RIC tax treatment. Historically, our distributions have been in excess of taxable income and we have limited history of net taxable gains. We also obtain cash to fund investments or general corporate activities from the issuance of securities and our revolving line of credit.

These principal sources and uses of cash and liquidity for the three months ended March 31, 2019 and 2018, are presented below (in thousands):

	Three Months Ended March 31,
	2019	2018
Cash from net investment income	$1,713	$2,153
Cash received from realized gains	22	374
Net (purchases and originations) repayments of portfolio investments	(44,002)	(57,354)
Net cash used in operating activities	(42,267)	(54,827)

Distributions paid to stockholders(1):
From net investment income	(4,496)	(4,886)
From realized gains	—	(4,490)
Net borrowings under line of credit	23,750	23,350
Other financing	(3)	(173)
Decrease in cash	$(23,016)	$(41,026)

(1)
The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our ICTI for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. The 2018 distribution from realized gains represents a special dividend of undistributed net long-term capital gains that we realized in 2017. See "Financial Statements–Note 10" in this prospectus supplement.

Cash from net investment income
Cash from net investment income decreased $0.4 million for the three months ended March 31, 2019, compared to the three months ended March 31, 2018 principally due to an increase in collected net interest and fee income of $1.0 million and $0.5 million, respectively, offset by an increase in fees paid to OFS Advisor and affiliates of $1.1 million, as well as increase in other expenses paid of $0.8 million.
Cash received from realized gains
Cash received on realized gains may differ from realized gains in the statement of operations due to delays in the receipt of sale proceeds related to escrow and earn-out provisions in the investment sales transactions.
Net (purchases and originations) repayments of portfolio investments
During the three months ended March 31, 2019, net purchases and originations of portfolio investments were primarily due to $63.6 million of cash we used to purchase portfolio investments, offset by $22.7 million of cash we received from amortized cost repayments and sales on our portfolio investments. During the three months ended March 31, 2018, net repayments were due to $41.2 million of cash we received from principal payments and sales on our portfolio investments, offset by $98.2 million of cash we used to purchase portfolio investments. See "—Portfolio Composition and Investment Activity–Investment Activity."

These principal sources and uses of cash and liquidity for the years ended December 31, 2018, 2017 and 2016, are presented below (in thousands):

	Years Ended December 31,
	2018	2017	2016
Cash from net investment income	$18,782	$11,451	$10,051
Cash received from net realized gains (losses)	402	11,017	2,228
Net (purchases and originations) repayments of portfolio investments	(120,272)	(11,795)	(23,595)
Net cash provided by (used in) operating activities	(101,088)	10,673	(11,316)
Proceeds from common stock offering, net of expenses	—	53,423	—
Proceeds from issuance of the Unsecured Notes, net of discounts	95,446	—	—
Distributions paid to stockholders	(22,895)	(16,700)	(13,062)
Net borrowings (repayments) under revolving line of credit	(5,600)	8,100	9,500
Payment of debt issuance costs	(643)	(203)	(177)
Net Increase (decrease) in cash and cash equivalents	$(34,780)	$55,293	$(15,055)
Comparison of the years ended December 31, 2018 and 2017:
At December 31, 2018, we held cash and cash equivalents of $38.2 million, a decrease of $34.8 million from December 31, 2017.
Cash from net investment income
Cash from net investment income increased $7.3 million for the year ended December 31, 2018, compared to the prior year. The increase to cash from net investment income was principally due to an increase in interest income resulting from the deployment of the Unsecured Notes proceeds.
Cash received from realized gains (losses)
Cash received on realized gains (losses) may differ from realized gains in the statement of operations due to delays in the receipt of sale proceeds related to escrow and earn-out provisions in the investment sales transactions.
Net (purchases and originations) repayments of portfolio investments
During the year ended December 31, 2018, net purchases and originations of portfolio investments were primarily due to $272.2 million of cash we used to purchase portfolio investments, offset by $148.0 million of cash we received from amortized cost repayments and sales on our portfolio investments. During the year ended December 31, 2017, net purchases were due to $142.9 million of cash we used to purchase portfolio investments, offset by $142.1 million of cash we received from amortized cost repayments on our portfolio investments.
Proceeds from issuance of the Unsecured Notes, net of expenses
During the year ended December 31, 2018, we issued $98.5 million in Unsecured Notes, with net proceeds of $95.4 million after deducting underwriting discounts and offering costs.
Cash distributions paid
Cash distributions increased $6.2 million for the year ended December 31, 2018 compared to the prior year, mostly due to the $4.9 million special dividend paid in the first quarter of 2018 for an undistributed net long-term capital gains realized by the Company in 2017.
Comparison of the years ended December 31, 2017 and 2016:
At December 31, 2017, we held cash and cash equivalents of $73.0 million, an increase of $55.3 million from December 31, 2016.
Cash from net investment income
Cash from net investment income increased $1.4 million for the year ended December 31, 2017, compared to the prior year. The increase in cash from net investment income was principally due to an increase in interest income and prepayment and structuring fees collected, and a decrease in cash paid for incentive fees, which primarily resulted from a share issuance adjustment related to the Offering, offset by an increase in cash paid for management fees, primarily due to an increase in net investment activity, including additional deployment of funds from the Offering, and an increase in cash interest paid on our PWB Credit Facility.
Cash received from realized gains
Cash received on realized gains may differ from realized gains in the statement of operations due to delays in the receipt of sale proceeds related to escrow and earn-out provisions in the investment sales transactions.
Net (purchases and originations) repayments of portfolio investments
During the year ended December 31, 2017, net purchases and originations of portfolio investments were due to $142.9 million of cash we used to purchase portfolio investments, offset by $131.1 million of cash we received from amortized cost repayments on our portfolio investments. During the year ended December 31, 2016, net purchases and originations of portfolio investments were due to $68.2 million of cash we used to purchase portfolio investments, offset by $44.6 million of cash we received from amortized cost repayments on our portfolio investments.
Proceeds from common stock offering, net of expenses
In April 2017, we issued 3,625,000 shares of our common stock in the Offering at a price of $14.57 per share, including shares purchased by the underwriters pursuant to their exercise of the over-allotment option. OFS Advisor paid all of the underwriting discounts and commissions and an additional supplemental payment of $0.25 per share, representing the difference between the public offering price of $14.57 per share and the net offering proceeds of $14.82 per share, which also represented our NAV per share at the time of the Offering. All payments made by OFS Advisor in connection with the Offering are not subject to reimbursement by us. We received $53.7 million in net proceeds from the Offering.
Borrowings
SBA Debentures
SBIC I LP has a SBIC license that allows it to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to us, and bear interest payable semi-annually, and each debenture has a maturity date that is ten years following issuance. The interest rate was fixed at the first pooling date after issuance, which was March and September of each year, at a market-driven spread over U.S. Treasury Notes with ten-year maturities. SBA regulations currently limit the amount that an SBIC may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $350 million. As of March 31, 2019 and 2018, SBIC I LP had fully drawn the $149.9 million of leverage commitments from the SBA.
On a stand-alone basis, SBIC I LP held $249.5 million, and $251.1 million in assets at March 31, 2019, and December 31, 2018, respectively, which accounted for approximately 54% and 57% of the Company’s total consolidated assets, respectively.
SBIC I LP is periodically examined and audited by the SBA’s staff to determine its compliance with SBA regulations. If SBIC I LP fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit SBIC I LP’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit SBIC I LP from making new investments.
We have received exemptive relief from the SEC effective November 26, 2013, which permits us to exclude SBA guaranteed debentures from the definition of senior securities in the statutory 200% asset coverage ratio under the 1940 Act, allowing for greater capital deployment.
PWB Credit Facility
We are party to a BLA with Pacific Western Bank, as lender, to provide us with a senior secured revolving credit facility, or PWB Credit Facility, which is available for general corporate purposes including investment funding. The maximum availability of the PWB Credit Facility is equal to 50% of the aggregate outstanding principal amount of eligible loans included in the borrowing base, which excludes subordinated loan investments (as defined in the BLA) and as otherwise specified in the BLA. The PWB Credit Facility is guaranteed by our subsidiaries OFS Capital WM and OFSCC-MB, Inc. and secured by all of our current and future assets excluding assets held by SBIC I LP and the Company’s partnership interests in SBIC I LP and OFS SBIC I, GP and certain other financing subsidiaries.
On April 10, 2019, we executed an amendment (the “Secured Revolver Amendment”) to our PWB Credit Facility. The Secured Revolver Amendment, among other things: (i) increases the maximum amount available under the PWB Credit Facility from $50.0 million to $100.0 million; (ii) changes the interest rate from a variable rate of Prime Rate plus a

0.75% margin to a variable rate of Prime Rate plus a 0.25% margin (with a floor of 5.25%); (iii) extends the maturity date from January 31, 2020 to February 28, 2021; (iv) increases the minimum quarterly net investment income covenant from $2.0 million to $3.0 million; (v) reduces the statutory asset coverage ratio test from 200% to 150%; and (vi) adds a total liabilities to Net Asset Value (as defined in the Secured Revolver Amendment) covenant of 300%.
In connection with the Secured Revolver Amendment, we incurred a 1.0% upfront fee on the $50.0 million incremental increase in the maximum amount available under the PWB Credit Facility, which equates to $500,000.
As of March 31, 2019, we had $35.8 million outstanding at a variable interest rate of 5.50% per annum, and $14.2 million available for use under the PWB Credit Facility.
The BLA contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, a minimum tangible net asset value, a minimum quarterly net investment income after incentive fees, and a statutory asset coverage test. The BLA also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change in investment advisor, and the occurrence of a material adverse change in our financial condition. As of March 31, 2019, the Company was in compliance with the applicable covenants.
Unsecured Notes
In April 2018, we publicly offered the Unsecured Notes Due April 2025 with aggregate principal of $50.0 million. The total net proceeds to the Company from the Unsecured Notes Due April 2025, after deducting underwriting discounts and offering costs of $1.8 million were $48.2 million. In October and November 2018, the Company publicly offered the Unsecured Notes Due October 2025 with aggregate principal of $48.5 million, which included a partial exercise of the underwriters overallotment option. The total net proceeds to the Company from the Unsecured Notes Due October 2025, after deducting underwriting discounts and offering expenses of $1.7 million, were $46.8 million. The combined Unsecured Notes totaled $98.5 million in aggregate principal debt, with net proceeds of $95.0 million to the Company.
The Unsecured Notes are direct unsecured obligations and rank equal in right of payment with all of our current and future unsecured indebtedness. Because the Unsecured Notes are not secured by any of our assets, they are effectively subordinated to all existing and future secured unsubordinated indebtedness (or any indebtedness that is initially unsecured as to which we subsequently grant a security interest), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the PWB Credit Facility.
As of March 31, 2019, the Unsecured Notes had the following terms and balances (amounts in thousands):

Unsecured Notes	Principal	Stated Interest Rate (1)	Effective Interest Rate (2)	Maturity (3)	Interest Expense (4)
Unsecured Notes Due April 2025	$50,000	6.375%	6.875%	4/30/2025	$860
Unsecured Notes Due October 2025	48,525	6.50%	7.01%	10/31/2025	866
Total	$98,525				$1,726

(1)	The weighted-average fixed cash interest rate on the Unsecured Notes as of March 31, 2019 was 6.44%.

(2)	The effective interest rate on the Unsecured Notes includes deferred debt issuance cost amortization.

(3)
The Unsecured Notes Due April 2025 may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2020. The Unsecured Notes Due October 2025 may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after October 31, 2020.

(4)	Interest expense includes deferred issuance costs amortization.
Other Liquidity Matters
We expect to fund the growth of our investment portfolio utilizing borrowings under SBA debentures, follow-on equity offerings, and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act. We cannot assure stockholders that our plans to raise capital will be successful. In addition, we intend to distribute to our stockholders substantially all of our taxable income in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments or make additional investments in our portfolio companies. The illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

In addition, as a BDC, we generally will be required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities (including SBIC I LP’s SBA-guaranteed debt), to total senior securities, which include all of our borrowings (excluding SBA-guaranteed debt) and any outstanding preferred stock (of which we had none at March 31, 2019), of at least 200% (or 150% on and after May 3, 2019). We received an exemptive order from the SEC to permit us to exclude the debt of SBIC I LP guaranteed by the SBA from the definition of Senior Securities in the statutory asset coverage ratio under the 1940 Act. This requirement limits the amount that we may borrow. To fund growth in our investment portfolio in the future, we anticipate the need to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.
On March 23, 2018, the Consolidated Appropriations Act of 2018, which includes the SBCAA, was signed into law. The SBCAA amends the 1940 Act to permit a BDC to reduce the required minimum asset coverage ratio applicable to it from 200% to 150%, subject to certain requirements described therein.
On May 3, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCAA. As a result, the asset coverage ratio test applicable to us will be decreased from 200% to 150%, effective May 3, 2019.
On May 22, 2018, the Board authorized the Company to initiate the Stock Repurchase Program under which the Company may acquire up to $10.0 million of its outstanding common stock. Under the Stock Repurchase Program, the Company is authorized to repurchase shares in open-market transactions, including through block purchases, depending on prevailing market conditions and other factors. The Stock Repurchase Program may be extended, modified or discontinued at any time for any reason. The Company expects the Stock Repurchase Program to be in place through May 22, 2020, or until the approved dollar amount has been used to repurchase shares. The Stock Repurchase Program does not obligate the Company to acquire any specific number of shares, and all repurchases will be made in accordance with SEC Rule 10b-18, which sets certain restrictions on the method, timing, price and volume of stock repurchases. No shares of common stock were repurchased during the three months ended March 31, 2019.
As of March 31, 2019, the aggregate amount outstanding of the senior securities issued by the Company was $284.16 million, for which the Company’s asset coverage was 230%. The Small Business Administration debentures are not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC effective November 26, 2013. The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness.
Contractual Obligations and Off-Balance Sheet Arrangements
The following table shows our contractual obligations as of March 31, 2019 (in thousands):

	Payments due by period
Contractual Obligation (1)	Total	Less than year	1-3 years (2)	3-5 years	After 5 years (2)
PWB Credit Facility	$35,750	$—	$35,750	$—	$—
Unsecured Notes	98,525	—	—	—	98,525
SBA Debentures	149,880	—	—	21,000	128,880
Total	$284,155	$—	$35,750	$21,000	$227,405

(1)	Excludes commitments to extend credit to our portfolio companies.

(2)
The PWB Credit Facility is scheduled to mature on February 28, 2021. The SBA debentures are scheduled to mature between September 2022 and 2025. The Unsecured Notes are scheduled to mature between April 2025 and October 2025.

We have entered into contracts with third parties under which we have material future commitments—the Investment Advisory Agreement, pursuant to which OFS Advisor has agreed to serve as our investment adviser, and the Administration Agreement, pursuant to which OFS Services has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations.
We may become a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. We had $9.4 million in unfunded commitments to five portfolio companies at March 31, 2019.

Distributions
We are taxed as a RIC under the Code. In order to maintain our status as a RIC, we are required to distribute annually to our stockholders at least 90% of our ICTI, as defined by the Code. Additionally, to avoid a 4% excise tax on undistributed earnings we are required to distribute each calendar year the sum of (i) 98% of our ordinary income for such calendar year (ii) 98.2% of our net capital gains for the one-year period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax. Maintenance of our RIC status also requires adherence to certain source of income and asset diversification requirements. Generally, a RIC is entitled to deduct dividends it pays to its stockholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, and taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest and dividends or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation, and amortization expense.
Our board of directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount not less than 90-100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend, or fifth dividend, such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income to a following year. Each year, a statement on Form 1099-DIV identifying the source of the distribution is mailed to the Company’s stockholders. Generally, a RIC is entitled to deduct dividends it pays to its stockholders from its income to determine “taxable income.” Taxable income includes our taxable interest, dividend and fee income, and taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual PIK interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest and dividends or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation, and amortization expense.
Recent Developments
On April 30, 2019, our Board declared a distribution of $0.34 per share for the second quarter of 2019, payable on June 28, 2019, to stockholders of record as of June 21, 2019.
On April 10, 2019, the BLA was amended to, among other things: (i) increase the maximum amount available from $50.0 million to $100.0 million; (ii) change the interest rate from a variable rate of Prime Rate plus a 0.75% margin to a variable rate of Prime Rate plus a 0.25% margin (with a floor of 5.25%); (iii) extend the maturity date from January 31, 2020 to February 28, 2021; (iv) increase the minimum quarterly net investment income covenant from $2.0 million to $3.0 million; (v) reduce the statutory asset coverage ratio test from 200% to 150%; and (vi) add a total liabilities to Net Asset Value (as defined in the Secured Revolver Amendment) covenant of 300%.

Quantitative and Qualitative Disclosures About Market Risk
We are subject to financial market risks, including changes in interest rates. As of March 31, 2019, 88% of our debt investments bore interest at floating interest rates, at fair value. The interest rates on our debt investments bearing floating interest rates are usually based on a floating LIBOR, and the debt investments typically contain interest rate re-set provisions that adjust applicable interest rates to current market rates on a periodic basis. A significant portion of our loans that are subject to the floating LIBOR rates are also subject to a minimum base rate, or floor, that we charge on our loans if the current market rates are below the respective floors. As of March 31, 2019, substantially all of our floating rate loans were based on a floating LIBOR (not subject to a floor).
Our outstanding SBA debentures and Unsecured Notes bear interest at fixed rates. Our PWB Credit Facility has a floating interest rate provision based on the Prime Rate with a 5.25% interest rate floor, which resulted in an effective interest rate of 6.25% as of March 31, 2019.
Assuming that the interim and unaudited consolidated balance sheet as of March 31, 2019, were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following tables show the annualized impact of hypothetical base rate changes in interest rates (in thousands).

Basis point increase	Interest income	Interest expense	Net increase
50	$2,006	$(191)	$1,815
100	3,840	(383)	3,457
150	5,675	(574)	5,101
200	7,509	(765)	6,744
250	9,343	(957)	8,386

Basis point decrease	Interest income	Interest expense	Net decrease
50	$(1,662)	$191	$(1,471)
100	(3,479)	383	(3,096)
150	(5,186)	—	(5,186)
200	(5,839)	—	(5,839)
250	(6,268)	—	(6,268)
Although we believe that the foregoing analysis is indicative of our sensitivity to interest rate changes as of March 31, 2019, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio, and other business developments, including borrowings under our credit facility, that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.
We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment portfolio and investment income may be affected by changes in various interest rates, including LIBOR and the Prime Rate.

Management’s Report on Internal Control Over Financial Reporting
Our management, including our Chief Executive Officer and Chief Financial Officer, is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f) under the Exchange Act). Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of our financial statements for external reporting purposes in accordance with U.S. GAAP. Internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that the transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that the receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with polices or procedures may deteriorate.
Our management (with the supervision and participation of our Chief Executive Officer and Chief Financial Officer) conducted an evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2018 based on the framework in Internal Control – Integrated Framework issued in 2013 by the Committee of Sponsoring Organizations of the Treadway Commission.
Based on our assessment, management concluded that, as of December 31, 2018, our internal control over financial reporting is effective based on those criteria.
Attestation Report of the Registered Public Accounting Firm
Our internal control over financial reporting as of December 31, 2018, has been audited by BDO USA, LLP, an independent registered public accounting firm, as stated in their report, which is included in this prospectus.
Changes in Internal Control over Financial Reporting
As previously disclosed in Item 9A of our Form 10-K for the year ended December 31, 2017, management concluded that there was a material weakness in internal control over financial reporting related the design and operating effectiveness of controls over the reliability of financial information reported by portfolio companies that is used as financial inputs in the Company’s investment valuations. In response to the material weakness identified, management developed and implemented a remediation plan to address the underlying causes of the material weakness.
The remediation plan included a tracking system to ensure all portfolio company audited financial statements are received and reviewed to confirm the reliability of financial information reported by portfolio companies.
During the twelve months ended December 31, 2018, we implemented the new internal control procedures described above to address the previously identified material weakness as of December 31, 2017. After completing our testing of the design and operating effectiveness of our control enhancements, we concluded that we have remediated the previously identified material weakness.
Other than controls implemented in response to the material weakness described above, no change in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) occurred during the fiscal quarter ended March 31, 2019, that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

THE COMPANY
Overview
We are an externally managed, closed-end management investment company and have elected to be treated as a BDC under the 1940 Act, which imposes certain investment restrictions on our portfolio. Our investment objective is to provide our stockholders with both current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments. Our investment strategy focuses primarily on investments in middle-market companies in the United States. We use the term “middle-market” to refer to companies that may exhibit one or more of the following characteristics: number of employees between 150 and 2,000; revenues between $15 million and $300 million; annual EBITDA between $3 million and $50 million; generally, private companies owned by private equity firms or owners/operators; and enterprise value between $10 million and $500 million. For additional information about how we define the middle-market, see “Investment Criteria/Guidelines.”
As of March 31, 2019, the fair value of our debt investment portfolio totaled $385.7 million in 46 portfolio companies, of which 88% was comprised of senior secured loans and 12% of subordinated loans. Additionally, as of March 31, 2019, we held approximately $36.2 million in equity investments, at fair value, in 15 portfolio companies in which we also held debt investments and 5 portfolio companies in which we solely held an equity investment and two investments in Structured Finance Notes totaling $15.7 million.
    Our investment strategy focuses primarily on middle-market companies in the United States, including senior secured loans, which includes first-lien, second-lien and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. We also may invest up to 30% of our portfolio in opportunistic investments of portfolio companies not otherwise eligible under BDC regulations. Specifically, as part of this 30% basket, we may consider investments in investment funds that are operating pursuant to certain exceptions to the 1940 Act and in advisers to similar investment funds, as well as in debt of middle-market companies located outside of the United States and debt and equity of public companies that do not meet the definition of eligible portfolio companies because their market capitalization of publicly traded equity securities exceeds the levels provided for in the 1940 Act.
We execute our investment strategy, in part, through SBIC I LP, a licensee under the SBA's SBIC program. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA leverage funding is subject to SBIC I LP’s payment of certain fees to the SBA, and the ability of SBIC I LP to draw on the leverage commitment is subject to its compliance with SBA regulations and policies, including an audit by the SBA. For additional information regarding the regulation of SBIC I LP, see “Regulation—Small Business Investment Company Regulation.”
On a stand-alone basis, SBIC I LP held approximately $249.5 million and $251.1 million in assets, or approximately 54% and 57% of our total consolidated assets, at March 31, 2019 and December 31, 2018, respectively.
Our investment activities are managed by OFS Advisor and supervised by our Board a majority of whom are independent of us, OFS Advisor and its affiliates. Under the Investment Advisory Agreement we have agreed to pay OFS Advisor an annual base management fee based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds and including assets owned by any consolidated entity) as well as an incentive fee based on our investment performance. We have elected to exclude from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from the SBIC Acquisition. OFS Advisor also serves as the investment adviser or collateral manager to CLOs and other assets, including HPCI, a non-traded BDC with an investment strategy similar to the Company's, and OCCI, a newly organized, externally managed, closed-end management investment company that has registered as an investment company under the 1940 Act that primarily invests, in the CLO debt and subordinated (i.e., residual or equity) securities. Additionally, OFS Advisor expects to provide sub-advisory services to CIM Real Assets & Credit Fund, a newly organized externally managed registered investment company that intends to operate as an interval fund that expects to invest primarily in a combination of real estate, credit and related investments. OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy.
We have also entered into an Administration Agreement with OFS Services. Under our Administration Agreement, we have agreed to reimburse OFS Services for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by OFS Services in performing its obligations under the Administration Agreement. See “Management and Other Agreements–Administration Agreement.”
As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our assets, as defined by the 1940 Act, are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term

“eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.
As a BDC, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage ratio for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Provisions of the Small Business Credit Availability Act (the "SBCAA"), permit BDCs to be subject to a minimum asset coverage ratio of 150%, if specific conditions are satisfied, when issuing senior securities (i.e., the amount of debt may not exceed 66 2/3% of the value of our assets). As an approximation, prior to the enactment of the SBCAA, the most that a BDC could borrow for investment purposes was $1 for every $1 of investor equity. Now, for those BDCs that satisfy the SBCAA’s approval and disclosure requirements and become subject to the reduced asset coverage ratio, the BDC can borrow $2 for investment purposes for every $1 of investor equity.
The SBCAA provides that in order for a BDC whose common stock is traded on a national securities exchange to be subject to 150% asset coverage, the BDC must either obtain: (i) approval of the required majority of its non-interested directors who have no financial interest in the proposal, which would become effective one year after the date of such approval, or (ii) obtain stockholder approval (of more than 50% of the votes cast for the proposal at a meeting in which quorum is present), which would become effective on the first day after the date of such stockholder approval.
On May 3, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements and, as a result, the asset coverage ratio test applicable to us decreased from 200% to 150%, effective May 3, 2019. Additionally, we received exemptive relief from the SEC effective November 26, 2013, which allows us to exclude our SBA guaranteed debentures from the definition of senior securities in the statutory asset coverage ratio under the 1940 Act.
We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.
We have elected to be treated for tax purposes as a RIC under Subchapter M of the Code. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders.
About OFS and Our Advisor
OFS (which refers to the collective activities and operations of OFSAM, its subsidiaries, and certain affiliates) is a full-service provider of capital and leveraged finance solutions to U.S. companies.
As of March 31, 2019, OFS had 48 full-time employees. OFS is headquartered in Chicago, Illinois and also has offices in New York, New York and Los Angeles, California.
Our investment activities are managed by OFS Advisor, our investment adviser. OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. OFS Advisor is a registered investment adviser under the Advisers Act and a wholly-owned subsidiary of OFSAM.
Our relationship with OFS Advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. OFS Advisor provides us with advisory services in exchange for a base management fee and incentive fee; see “Management and Other Agreements—Investment Advisory Agreement”. The base management fee is based on our total assets (other than cash and cash equivalents, and the intangible asset and goodwill resulting from the SBIC Acquisition, but including assets purchased with borrowed funds and assets owned by any consolidated entity) and, therefore, OFS Advisor will benefit when we incur debt or use leverage. Our board of directors is charged with protecting our interests by monitoring how OFS Advisor addresses these and other conflicts of interest associated with its management services and compensation. While our board of directors is not expected to review or approve each borrowing or incurrence of leverage, our independent directors periodically review OFS Advisor’s services and fees as well as its portfolio management decisions and portfolio performance.
OFS Advisor has entered into a Staffing Agreement (the "Staffing Agreement") with OFSC, a wholly-owned subsidiary of OFSAM. Under the Staffing Agreement, OFSC makes experienced investment professionals available to OFS Advisor and provides access to the senior investment personnel of OFS and its affiliates. The Staffing Agreement provides OFS Advisor with access to deal flow generated by OFS and its affiliates in the ordinary course of their businesses and commits the members of OFS Advisor’s investment committee to serve in that capacity. As our investment adviser, OFS Advisor is obligated to allocate investment opportunities among us and any other clients fairly and equitably over time in accordance with its allocation policy.
OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFS’s professionals. The senior management team of OFS, including Bilal Rashid, Jeff Cerny and Mark Hauser, provides services to OFS Advisor. These managers have developed a broad network of contacts within the investment community, and possess an average of over 20 years of experience investing in debt and equity securities of middle-market companies. In addition, these managers have extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of middle-market companies.
Our Administrator
We do not have any direct employees, and our day-to-day investment operations are managed by OFS Advisor. We have a chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and, to the extent necessary, our board of directors may elect to appoint additional officers going forward. Our officers are employees of OFSC, an affiliate of OFS Advisor, and a portion of the compensation paid to our officers is paid by us pursuant to the Administration Agreement. All of our executive officers are also officers of OFS Advisor.
OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, bookkeeping and recordkeeping services at such facilities. OFS Services oversees our financial reporting as well as prepares our reports to stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. OFS Services also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. OFS Services may retain third parties to assist in providing administrative services to us. To the extent that OFS Services outsources any of its functions, we will pay the fees associated with such functions at cost, on a direct basis.
Market Opportunity
Our investment strategy is focused primarily on investments in middle-market companies in the United States. We find the middle-market attractive for the following reasons:
Large Target Market. According to the National Center for the Middle Market, there were approximately 200,000 companies in the United States with annual revenues between $10 million and $1.0 billion, compared with approximately 1,300 companies with revenues greater than $2.5 billion. We believe that these middle-market companies represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have historically constituted the vast bulk of OFS’s portfolio companies since its inception, and constituted the majority of our portfolio as of March 31, 2019. We believe that this market segment will continue to produce significant investment opportunities for us.
Specialized Lending Requirements with High Barriers to Entry. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to private middle-market companies in the United States (a) is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (b) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (c) may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community. As a result of the unique challenges facing lenders to middle-market companies, we believe that there are high barriers to entry that a new lender must overcome.
Robust Demand for Debt Capital. We believe that private equity firms have significant committed but uncalled capital, a large portion of which is still available for investment in the United States. Subject to market conditions, we expect the large amount of unfunded buyout commitments will drive demand for leveraged buyouts over the next several years, which should, in turn, create leveraged lending opportunities for us.
Competitive Strengths and Core Competencies
Deep Management Team Experienced in All Phases of Investment Cycle and Across All Levels of the Capital Structure. We are managed by OFS Advisor, which has access to the resources and expertise of OFS’s investment professionals through the Staffing Agreement with OFSC. As of March 31, 2019, OFS’s credit and investment professionals (including all investment committee members) employed by OFSC had an average of over 15 years of investment experience with strong institutional backgrounds.

Significant Investment Capacity. The net proceeds of equity and debt offerings and borrowing capacity under our credit facilities will provide us with a substantial amount of capital available for deployment into new investment opportunities in our targeted asset class.
Scalable Infrastructure Supporting the Entire Investment Cycle. We believe that our loan acquisition, origination and sourcing, underwriting, administration and management platform is highly scalable (that is, it can be expanded on a cost-efficient basis within a timeframe that meets the demands of business growth). Our platform extends beyond origination and sourcing and includes a regimented credit monitoring system. We believe that our careful approach, which involves ongoing review and analysis by an experienced team of professionals, should enable us to identify problems early and to assist borrowers before they face difficult liquidity constraints.
Extensive Loan Sourcing Capabilities. OFS Advisor gives us access to the deal flow of OFS. We believe OFS’s 20-year history as a middle-market lending platform, extensive relationships with potential borrowers and other lenders, and its market position make it a leading lender to many sponsors and other deal sources, especially in the currently under-served lending environment.
Structuring with a High Level of Service and Operational Orientation. We provide client-specific and creative financing structures to our portfolio companies. Based on our experience in lending to and investing in middle-market companies, we believe that the middle-market companies we target, as well as sponsor groups we may pursue, require a higher level of service, creativity and knowledge than has historically been provided by other service providers more accustomed to participating in commodity-like loan transactions.
Rigorous Credit Analysis and Approval Procedures. OFS Advisor utilizes an established, disciplined investment process of OFS for reviewing lending opportunities, structuring transactions and monitoring investments. Using a disciplined approach to lending, OFS Advisor seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and, where appropriate, the implementation of restrictive debt covenants.
Competition
Our primary competitors include public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Further, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC, or to the distribution and other requirements we must satisfy to maintain our RIC status.
We expect to continue to use the expertise of the investment professionals of OFS to which we have access, to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior members of OFS and its affiliates will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Related to our Business and Structure—We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses”.
Investment Criteria/Guidelines
Our investment objective is to generate current income and capital appreciation by investing primarily in middle-market companies in the United States. We focus on investments in senior secured loans, including first lien, second lien, and unitranche loans, as well as subordinated loans and, to a lesser extent, warrants and other equity securities. In particular, we believe that structured equity debt investments (i.e., typically senior secured unitranche loans, often with warrant coverage, and often in companies with no financial sponsor) represent a strong relative value opportunity offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to us than we might expect to receive under a traditional multi-tranche structure. We expect that our investments in the equity securities of portfolio companies, such as warrants, preferred stock, common stock and other equity interests, will principally be made in conjunction with our debt investments. Generally, we do not expect to make investments in companies or securities that OFS Advisor determines to be distressed investments (such as discounted debt instruments that have either experienced a default or have a significant potential for default), other than follow-on investments in portfolio companies of ours. We intend to continue to generate strong risk-adjusted net returns by assembling a diversified portfolio of investments across a broad range of industries.
We target U.S. middle-market companies through OFS’s access to a network of financial institutions, private equity sponsors, investment banks, consultants and attorneys, and our proprietary database of borrowers developed over OFS’s more than 20 years in lending to middle-market companies. A typical targeted borrower will exhibit certain of the following characteristics:

•	number of employees between 150 and 2,000;

•	revenues between $15 million and $300 million;

•	annual EBITDA between $3 million and $50 million;

•	generally, private companies owned by private equity firms or owners/operators;

•	enterprise value between $10 million and $500 million;

•	effective and experienced management teams;

•	defensible market share;

•	solid historical financial performance, including a steady stream of cash flow;

•	high degree of recurring revenue;

•	diversity of customers, markets, products and geography; and

•	differentiated products or services.
While we believe that the characteristics listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.
Due Diligence and Investment Process Overview
We employ a thorough and disciplined underwriting and due diligence process that is conducted in accordance with established credit policies and procedures, and that is focused on investment recovery. Our process involves a comprehensive analysis of a prospective portfolio company’s market, operational, financial, and legal position, as well as its future prospects. In addition to our own analysis, we may use the services of third parties for environmental reviews, quality of earnings reports, industry surveys, background checks on key managers, and insurance reviews.
We seek to invest in companies that have experienced and incentivized management teams, that have stable and predictable cash flows, and that have defensible market positions. We underwrite our investments with the expectation that we will hold them for a number of years, and we structure and document our investments accordingly.
Our due diligence and underwriting process typically addresses the following elements (although certain elements may not be included in every due diligence undertaking):
Prospective Portfolio Company Characteristics - focusing on primary drivers of the company’s revenues and cash flows, including its key products and services; customer and supplier concentrations, and contractual relationships; depth, breadth, and quality of company management, as well as the extent to which the management team is appropriately compensated with equity incentives; and any regulatory, labor, or litigation matters impacting the company.
Industry and Competitive Overview - including industry size and the company’s position within it; growth potential and barriers to entry; governmental, regulatory, or technological issues potentially affecting the industry; and cyclicality or seasonality risks associated with the industry.
Financial Analysis - involving an understanding of the company’s historical financial results, focusing on actual operating trends experienced over time, in order to forecast future performance, including in various sensitized performance scenarios; attention to projected cash flows, debt service coverage, and leverage multiples under such scenarios; and an assessment of enterprise valuations and debt repayment/investment recovery prospects given such sensitized performance scenarios.
Investment Documentation - focusing on obtaining the best legal protections available to us given our position within the capital structure, including, as appropriate, financial covenants; collateral liens and stock pledges; review of loan documents of other of the prospective portfolio company’s creditors; and negotiation of inter-creditor agreements.
Portfolio Review/Risk Monitoring
We view active portfolio monitoring as a vital part of our investment process, and we benefit from a portfolio management system developed by OFS that includes daily, weekly, monthly, and quarterly components, and that involves comprehensive review of the performance of each of our portfolio companies. As part of the portfolio management process, OFS Advisor performs ongoing risk assessments on each of our investments and assigns each debt investment a credit rating based on OFS’s internal ratings scale.
We categorize debt investments into the following risk categories based on relevant information about the ability of borrowers to service their debt:

1 (Low Risk) – The debt investment has mostly satisfactory asset quality and liquidity, as well as good leverage capacity. It maintains predictable and strong cash flows from operations. The trends and outlook for the portfolio company's operations, balance sheet, and industry are neutral to favorable. Collateral, if appropriate, has maintained value and would be capable of being liquidated on a timely basis. Overall a debt investment with a 1 risk rating is considered to be of investment grade quality.
2 (Below Average Risk) – The debt investment has acceptable asset quality, moderate excess liquidity, and modest leverage capacity. It could have some financial/non-financial weaknesses which are offset by strengths; however, the credit demonstrates an ample current cash flow from operations. The trends and outlook for the portfolio company's operations, balance sheet, and industry are generally positive or neutral to somewhat negative. Collateral, if appropriate, has maintained value and would be capable of being liquidated successfully on a timely basis.
3 (Average) – The debt investment has acceptable asset quality, somewhat strained liquidity, and minimal leverage capacity. It is at times characterized by acceptable cash flows from operations. Under adverse market conditions, the debt service could pose difficulties for the borrower. The trends and conditions of the portfolio company's operations and balance sheet are neutral to slightly negative.
4 (Special Mention) – The debt investment has not lost, and is not expected to lose, principal or interest but it possesses credit deficiencies or potential weaknesses which deserve management’s close and continued attention. The portfolio company’s operations and/or balance sheet have demonstrated an adverse trend or deterioration which, while serious, has not reached the point where the liquidation of debt is jeopardized. These weaknesses are generally considered correctable by the borrower in the normal course of business but may weaken the asset or inadequately protect our credit position if not checked or corrected.
5 (Substandard) – The debt investment is protected inadequately by the current enterprise value or paying capacity of the obligor or of the collateral, if any. The portfolio company has well-defined weaknesses based upon objective evidence, such as recurring or significant decreases in revenues and cash flows. These assets are characterized by the possibility that we may sustain loss if the deficiencies are not corrected. The possibility that liquidation would not be timely (e.g., bankruptcy or foreclosure) requires a Substandard classification even if there is little likelihood of loss.
6 (Doubtful) – The debt investment has all the weaknesses inherent in those classified as Substandard, with the additional factor that the weaknesses are pronounced to the point that collection or liquidation in full, on the basis of currently existing facts, conditions and values, is deemed uncertain. The possibility of loss on a Doubtful asset is high but, because of certain important and reasonably specific pending factors which may strengthen the asset, its classification as an estimated loss is deferred until its more exact status can be determined.
7 (Loss) – The debt investment is considered almost fully uncollectible and of such little value that its continuance as an asset is not warranted. It is generally a credit that is no longer supported by an operating company, a credit where the majority of our assets have been liquidated or sold and a few assets remain to be sold over many months or even years, or a credit where the remaining collections are expected to be minimal.
As of March 31, 2019, we had debt investments in 46 portfolio companies, totaling $385.7 million at fair value, of which $3.8 million, $328.4 million, $52.8 million, and $0.0 million, and $0.7 million were rated 2, 3, 4, 5, and 6, respectively.
Investment Committees
OFS Advisor’s Pre-Allocation Investment Committee, CLO Investment Committee, Structured Credit Investment Committee and Middle-Market Investment Committee, (the “Middle-Market Investment Committee”, and collectively, the “Advisor Investment Committees”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients.
The Middle-Market Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Mark Hauser, Kyde Sharp and Bilal Rashid, along with the investment committee for SBIC I LP (the “SBIC Investment Committee”), which is comprised of Mark Hauser, Bilal Rashid, Jeffrey Cerny and Tod Reichert, are responsible for the evaluation and approval of all the investments made by us directly or through our wholly-owned subsidiaries, as appropriate.
The process employed by the Advisor Investment Committees, including the Middle-Market Investment Committee, and the SBIC Investment Committee is intended to bring the diverse experience and perspectives of the committees’ members to the investment process. The Middle-Market Investment Committee and SBIC Investment Committee serve to provide investment consistency and adherence to our core investment philosophy and policies. The Middle-Market Investment Committee and SBIC Investment Committee also determine appropriate investment sizing and implement ongoing monitoring requirements of our investments.

In certain instances, management may seek the approval of our Board prior to the making of an investment. In addition to reviewing investments, the meetings of the Middle-Market Investment Committee and SBIC Investment Committee, where applicable, serve as a forum to discuss credit views and outlooks. Potential transactions and deal flows are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with members of the Middle-Market Investment Committee and SBIC Investment Committee, where applicable, early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members in working efficiently.
Investments
We pursue an investment strategy focused primarily on investments in middle-market companies in the United States. We focus on investments in loans, in which OFS Advisor’s investment professionals have expertise, including investments in first-lien, unitranche, second-lien, and mezzanine loans and, to a lesser extent, on warrants and other equity securities. We seek to create a diverse portfolio by making investments in the securities of middle-market companies that we expect to range generally from $3.0 million to $25.0 million each, although we expect this investment size will vary proportionately with the size of our capital base.
Structure of Investments
We anticipate that our loan portfolio will continue to contain investments of the following types with the following characteristics:
Senior Secured First-Lien Loans. First-lien senior secured loans comprise, and will continue to comprise, a significant portion of our investment portfolio. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans (in certain cases, subject to a payment waterfall). The collateral takes the form of first-priority liens on specified assets of the portfolio company borrower and, typically, first-priority pledges of the ownership interests in the borrower. Our first lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in the consolidated financial statements included elsewhere in this prospectus.
Senior Secured Unitranche Loans. Unitranche loans are loans that combine both senior and subordinated debt into one loan under which the borrower pays a single blended interest rate that is intended to reflect the relative risk of the secured and unsecured components. We typically structure our unitranche loans as senior secured loans. We obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of these loans. This collateral takes the form of first-priority liens on the assets of a portfolio company and, typically, first-priority pledges of the ownership interests in the company. We believe that unitranche lending represents a significant growth opportunity for us, offering the borrower the convenience of dealing with one lender, which may result in a higher blended rate of interest to us than we might realize in a traditional multi-tranche structure. Unitranche loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we will be the sole lender, or we, together with our affiliates, will be the sole lender, of unitranche loans, which can afford us additional influence with a borrower in terms of monitoring and, if necessary, remediation in the event of under performance. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in the consolidated financial statements included elsewhere in this prospectus.
Senior Secured Second-lien Loans. Second-lien senior secured loans obtain security interests in the assets of these portfolio companies as collateral in support of the repayment of such loans. This collateral typically takes the form of second-priority liens on the assets of a portfolio company, and we may enter into an inter-creditor agreement with the holders of the portfolio company’s first-lien senior secured debt. These loans typically provide for no contractual loan amortization in the initial years of the facility, with all amortization deferred until loan maturity. These loans are categorized as Senior Secured Loans in our consolidated schedule of investments included in the financial statements included elsewhere in this prospectus supplement.
Broadly Syndicated Loans. Broadly Syndicated Loans (whose features are similar to those described under “Senior Secured First-Lien Loans” and “Senior Secured Second-Lien Loans” above) are typically originated and structured by banks on behalf of large corporate borrowers with employee counts, revenues, EBITDAs and enterprise values larger than the middle-market characteristics described above. The proceeds of Broadly Syndicated Loans are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly Syndicated Loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs; senior secured loan and high yield bond mutual funds; closed-end funds, hedge funds, banks, and insurance companies; and finance companies. A borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Broadly Syndicated Loan (the “Loan Agreement”). In a typical Broadly Syndicated Loan, an administrative agent (the “Agent”) administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. We will generally rely upon the Agent or an intermediate participant to receive and forward to us our portion of the principal and interest payments on the Broadly Syndicated Loan. Additionally, we normally will rely on the Agent and the other loan investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Broadly Syndicated Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Broadly Syndicated Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Broadly Syndicated Loan and other fees paid on a continuing basis. The Broadly Syndicated Loans in which we invest may include loans that are considered “covenant-lite” loans, because of their lack of a full set of financial maintenance covenants. Generally, “covenant-lite” loans include covenants that are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants. While there is no limit on our ability to invest in “covenant-lite” loans, we do not expect that these loans will comprise a significant portion of our portfolio. See, “Risk Factors - Risks Related to Our Investments - Our investments in the debt instruments of leveraged portfolio companies may be risky and, due to the significant volatility of such companies, we could lose all or part of our investment in bankruptcy proceedings or otherwise.”
Subordinated (“Mezzanine”) Loans. These investments are typically structured as unsecured, subordinated loans that typically provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically will have interest-only payments (often representing a combination of cash pay and payment-in-kind ("PIK") interest) in the early years, with amortization of principal deferred to maturity. Mezzanine loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Mezzanine investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. Mezzanine loans often include a PIK feature (meaning a feature allowing for the payment of interest in the form of additional principal amount of the loan instead of in cash), which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan. These loans are categorized as Subordinated Loans in our consolidated schedule of investments included in the financial statements included elsewhere in this prospectus supplement.
Equity Securities. Equity securities typically consist of either a direct minority equity investment in common or membership/partnership interests or preferred stock of a portfolio company, and are typically not control-oriented investments. Our preferred equity investments typically contain a fixed dividend yield based on the par value of the equity security. Preferred equity dividends may be paid in cash at a stipulated date, usually quarterly, and are participating and/or cumulative. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights, which grants us the right to register our equity interest when either the portfolio company or another investor in the portfolio company files a registration statement with the SEC to issue securities. Our equity investments typically are made in connection with debt investments to the same portfolio companies. These securities are categorized as a Preferred Equity or Common Equity in our consolidated schedule of investments included in the consolidated financial statements included elsewhere in this prospectus.
Warrants. In some cases, we may receive nominally priced warrants to buy a minority equity interest in the portfolio company in connection with a loan. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a put to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. These securities are categorized as Warrants in our consolidated schedule of investments included in the consolidated financial statements included elsewhere in this prospectus.
Structured Finance Notes. We may purchase interests in the equity securities of CLOs collateralized by portfolios consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The equity of a CLO is unrated and subordinated to the debt tranches and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity represents the first loss position in the CLO. The holders of CLO equity interests are typically entitled to any cash reserves that form part of the structure when such reserves are permitted to be released. Structured Finance Notes are considered CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. Economically, CLO equity benefits from gains and suffers from losses and generally receive the difference between the interest received from the investment portfolio and the interest paid to the holders of debt tranches of the CLO structure. In addition, the CLO equity securities in which we may invest in the future are highly leveraged (with CLO equity securities typically being leveraged 9 to 13 times), which magnifies our risk of loss on such investments.
General Structuring Considerations. We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	selecting investments that we believe have a very low probability of loss;

•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and

•
negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.
Administration
We do not have any direct employees, and our day-to-day investment operations are managed by OFS Advisor. We have a chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, corporate secretary and, to the extent necessary, our board of directors may elect to appoint additional officers going forward. Our officers are employees of OFSC, an affiliate of OFS Advisor, and a portion of the compensation paid to our officers is paid by us pursuant to the Administration Agreement. All of our executive officers are also officers of OFS Advisor.
Properties
We do not own or lease any real estate or other physical properties material to our operation. Our headquarters are located at 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606, and are provided by OFS Services pursuant to the Administration Agreement. Additional operations are conducted from offices in New York, New York and Los Angeles, California, which are also provided by OFS Services pursuant to the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as we contemplate continuing to conduct it.
Legal Proceedings
We, OFS Advisor and OFS Services, are not currently subject to any material pending legal proceedings threatened against us as of March 31, 2019. From time to time, we may be a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition, results of operations or cash flows.

SENIOR SECURITIES
Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables for the quarter ended March 31, 2019 and the years ended December 31, 2018, 2017, 2016, 2015, 2014, 2013 and 2012. The report of our immediate former independent registered public accounting firm, BDO USA, LLP, on the senior securities table as of December 31, 2018, 2017, 2016, 2015, and 2014 is included in the registration statement of which this prospectus is a part. Information as of December 31, 2013 and 2012 was audited by our former independent registered public accounting firm. The “ — ” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(dollar amounts in thousands, except per unit data)
Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
6.375% Notes due 2025
December 31, 2019 (as of March 31, 2019, unaudited)	$50,000	$6,171	—	$25.03
December 31, 2018	$50,000	$5,645	—	24.84
6.50% Notes due 2025
December 31, 2019 (as of March 31, 2019, unaudited)	$48,525	$6,358	—	$24.96
December 31, 2018	$48,525	$5,817	—	24.43
PWB Credit Facility
December 31, 2019 (as of March 31, 2019, unaudited)	$35,750	$8,630	—	N/A
December 31, 2018	$12,000	$23,521	—	N/A
December 31, 2017	$17,600	$11,540	—	N/A
December 31, 2016	$9,500	$15,821	—	N/A
December 31, 2015	$—	—	—	N/A
WM Credit Facility (6)
December 31, 2014	$72,612	$2,847	—	N/A
December 31, 2013	$108,955	$2,256	—	N/A
December 31, 2012	$99,224	$2,429	—	N/A
Small Business Administration Debentures (SBIC I LP) (5)
December 31, 2019 (as of March 31, 2019, unaudited)	$149,880	$—	—	N/A
December 31, 2018	$149,880	$—	—	N/A
December 31, 2017	$149,880	$—	—	N/A
December 31, 2016	$149,880	$—	—	N/A
December 31, 2015	$149,880	$—	—	N/A
December 31, 2014	$127,295	$—	—	N/A
December 31, 2013	$26,000	$—	—	N/A
December 31, 2012	$—	$—	—	N/A
Total Senior Securities (7)
December 31, 2019 (as of March 31, 2019, unaudited)	$284,155	$2,298	—	N/A
December 31, 2018	$260,405	$2,554	—	N/A
December 31, 2017	$167,480	$11,540	—	N/A
December 31, 2016	$159,380	$15,821	—	N/A
December 31, 2015	$149,880	$—	—	N/A
December 31, 2014	$199,907	$2,847	—	N/A
December 31, 2013	$134,955	$2,256	—	N/A
December 31, 2012	$99,224	$2,429	—	N/A
(1) Total amount of each class of senior securities outstanding at the end of the period presented.

(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the class of senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”
(3) The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “ — ” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.
(4) Average market value per unit for our unsecured notes represents the average of the daily closing prices as reported on the Nasdaq Market during the period presented. Not applicable to our PWB Credit Facility, WM Credit Facility or Small Business Administration Debentures because these senior securities are not registered for public trading.
(5) The Small Business Administration Debentures are not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.
(6) The WM Credit Facility was terminated on May 28, 2015.
(7) The Asset Coverage Per Unit does not include the Small Business Administration Debentures as described in footnote 5.

PORTFOLIO COMPANIES
The following tables set forth certain information as of March 31, 2019 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “The Company.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to participate in or observe the board of directors’ meetings of our portfolio companies.

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Non-control/Non-affiliate Investments
Debt and Equity Investments
Baymark Health Services, Inc. 401 E. Corporate Dr #220 Lewisville, TX 75057	Outpatient Mental Health & Sub. Abuse Centers
Senior Secured Loan		10.74%	(L +8.25%)	3/1/2025	$4,000	$3,966	$3,960	2.3%

Brookfield WEC Holdings Inc., 20 Stanwix Street Pittsburgh, PA 15222	Business to Business Electronic Markets
Senior Secured Loan		9.25%	(L +6.75%)	8/3/2026	1,959	1,959	1,969	1.1

Carolina Lubes, Inc. (4) 790 Pershing Rd. Raleigh NC 27608	Automotive Oil Change and Lubrication Shops
Senior Secured Loan (8)		10.61%	(L +7.82%)	8/23/2022	20,696	20,572	20,920	12.0
Senior Secured Loan (Revolver) (19)		0.25% (18)	(L +7.25%)	8/23/2022	—	(10)	—	—
					20,696	20,562	20,920	12.0
Cenexel Clinical Research, Inc. (f/k/a JBR Clinical Research, Inc.) (4) (8) 1045 East 3900 South Salt Lake City, UT 84124	Research and Development in the Social Sciences and Humanities
Senior Secured Loan		10.61%	(L +7.79%)	8/2/2023	22,419	22,283	22,059	12.8

Cirrus Medical Staffing, Inc. (4) 1000 Winter Street Waltham, MA 02451	Temporary Help Services
Senior Secured Loan		10.85%	(L +8.25%)	10/19/2022	12,835	12,699	12,573	7.2
Senior Secured Loan (Revolver) (19)		10.85%	(L +8.25%)	10/19/2022	26	26	25	—
					12,861	12,725	12,598	7.2

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Community Intervention Services, Inc. (4) (6) (10) (11) 11612 FM2244, Building 1 Suite 100 Austin, TX 78738	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan		7.0% cash / 6.0% PIK	N/A	1/16/2021	$9,196	$7,639	$—	—%

Confie Seguros Holdings II Co. 7711 Center Avenue Suite 200 Huntington Beach, CA 92647	Insurance Agencies and Brokerages
Senior Secured Loan		11.13%	(L +8.50%)	11/1/2025	9,678	9,495	9,417	5.4
Constellis Holdings, LLC 12018 Sunrise Valley Drive Suite 140 Reston, Virginia 20191	Other Justice, Public Order, and Safety Activities
Senior Secured Loan		11.74%	(L +9.00%)	4/21/2025	9,950	9,836	9,442	5.4

Convergint Technologies One Commerce Drive Schaumburg, IL 60173	Security Systems Services (except Locksmiths)
Senior Secured Loan		9.25%	(L +6.75%)	2/2/2026	3,481	3,424	3,433	2.0

Davis Vision, Inc. 939 Elkridge Landing Road Linthicum MD 21090	Direct Health and Medical Insurance Carriers
Senior Secured Loan		9.25%	(L +6.75%)	12/1/2025	5,854	5,705	5,749	3.3

DuPage Medical Group 1100 W. 31st Street Downers Grove, IL 60515	Offices of Physicians, Mental Health Specialists
Senior Secured Loan		9.49%	(L +7.00%)	8/15/2025	10,099	10,181	10,079	5.8

Eblens Holdings, Inc. 299 Industrial Lane Torrington, CT 06790	Shoe Store
Subordinated Loan (11)		12.0% cash / 1.0% PIK	N/A	1/13/2023	8,942	8,881	8,843	5.1
Common equity (71,250 Class A units) (10)						713	813	0.5
					8,942	9,594	9,656	5.6

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Elgin Fasteners Group 10217 Brecksville Road Suite 101 Brecksville, OH 44141	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		9.10%	(L +6.50%)	8/27/2018	$3,591	$3,591	$3,427	2.0%

Envocore Holding, LLC (FKA LRI Holding, LLC) (4) 300 Frank W. Burr Blvd., Glenpointe Centre East 7th Floor Teaneck, MD 07666	Electrical Contractors and Other Wiring Installation Contractors
Senior Secured Loan		11.85%	(L +9.25%)	6/30/2022	17,112	16,993	15,760	9.0
Preferred Equity (238,095 Series B units) (10)						300	74	—
Preferred Equity (13,315 Series C units) (10)						13	15	—
					17,112	17,306	15,849	9.0
Excelin Home Health, LLC 2001 Bryan Street Suite 1800 Dallas, TX 75201	Home Health Care Services
Senior Secured Loan		12.10%	(L +9.50%)	4/25/2024	4,250	4,172	4,161	2.4

GGC Aerospace Topco L.P. 1740 Eber Rd Holland, OH 43528	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Senior Secured Loan		11.37%	(L +8.75%)	9/8/2024	5,000	4,898	4,000	2.3
Common equity (368,852 Class A units) (10)						450	140	0.1
Common equity (40,984 Class B units) (10)						50	6	—
					5,000	5,398	4,146	2.4
GOBP Holdings, Inc., 5650 Hollis Street Emeryville, CA 94608	Supermarkets and Other Grocery (except Convenience) Stores
Senior Secured Loan		9.85%	(L +7.25%)	10/22/2026	1,400	1,387	1,403	0.8

Hyland Software, Inc. 28500 Clemens Road Westlake, Ohio 44145	Software Publishers
Senior Secured Loan		6.00%	(L +3.50%)	7/1/2024	173	173	173	0.1
Senior Secured Loan		9.50%	(L +7.00%)	7/7/2025	2,601	2,619	2,598	1.5
					2,774	2,792	2,771	1.6

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Inergex Holdings 500 Seneca Street Suite 620 Buffalo, NY 14204	Other Computer Related Services
Senior Secured Loan		9.80%	(L +7.00%)	10/1/2024	$13,092	$12,911	$12,790	7.3%
Senior Secured Loan (Revolver) (19)		11.50%	(Prime + 6.00%)	10/1/2024	516	490	504	0.3
					13,608	13,401	13,294	7.6
Institutional Shareholder Services Inc. 702 King Farm Boulevard Suite 400 Rockville, MD 20850	Administrative Management and General Management Consulting Services
Senior Secured Loan		11.12%	(L +8.50%)	3/5/2027	6,244	6,058	6,058	3.5

MAI Holdings, Inc. (4) 18081 Chesterfield Airport Road Chesterfield, MO 63005	Printing Machinery and Equipment Manufacturing
Senior Secured Loan		9.50%	N/A	6/1/2023	5,000	5,000	2,950	1.7

My Alarm Center, LLC (4) (10) (13) 3803 West Chester Pike, Suite 100 Newton Square, PA 19073	Security Systems Services (except Locksmiths)
Preferred Equity (1,485 Class A units), 8% PIK						1,571	1,221	0.7
Preferred Equity (1,198 Class B units)						1,198	—	—
Preferred Equity (335 Class Z units) 25% PIK						325	1,038	0.6
Common Equity (64,149 units)						—	—	—
						3,094	2,259	1.3
Online Tech Stores, LLC (4) 190 Monroe Avenue, NW, Suite 600 Grand Rapids, MI 49503	Stationary & Office Supply Merchant Wholesaler
Subordinated Loan		10.50% cash / 1.0% PIK	N/A	8/1/2023	16,188	15,936	16,121	9.3

OnSite Care, PLLC (4) (8) 10130 Perimeter Pkwy Charlottte, North Carolina 29216	Home Health Care Services
Senior Secured Loan		10.34%	(L +7.83%)	8/10/2023	7,100	7,038	6,994	4.0

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Parfums Holding Company, Inc. 6 High Ridge Park Stamford, CT 06905	Cosmetics, Beauty Supplies, and Perfume Stores
Senior Secured Loan		11.36%	(L +8.75%)	6/30/2025	$6,320	$6,333	$6,352	3.6%

Pelican Products, Inc. 23215 Early Avenue Torrance, CA 90505	Unlaminated Plastics Profile Shape Manufacturing
Senior Secured Loan		10.23%	(L +7.75%)	5/1/2026	6,055	6,060	5,982	3.4

Performance Team LLC (4) 2240 E Maple Ave El Segundo, CA 90245	General Warehousing and Storage
Senior Secured Loan		12.50%	(L +10.00%)	11/24/2023	20,300	20,128	20,502	11.8

PM Acquisition LLC 2700 Sam Rittenberg Blvd. Charleston, SC 29407	All Other General Merchandise Stores
Senior Secured Loan		11.50% cash / 2.5% PIK	N/A	10/29/2021	5,497	5,424	5,195	3.0
Common Equity (499 units) (10) (13)						499	107	0.1
					5,497	5,923	5,302	3.1
Resource Label Group, LLC 147 Seaboard Lane Franklin, TN 37067	Commercial Printing (except Screen and Books)
Senior Secured Loan		11.30%	(L +8.50%)	11/26/2023	4,821	4,769	4,739	2.7

Rocket Software, Inc 77 4th Avenue Waltham, MA 02451	Software Publishers
Senior Secured Loan		6.75%	(L +4.25%)	11/28/2025	670	667	670	0.4
Senior Secured Loan		10.75%	(L +8.25%)	11/19/2026	6,275	6,165	6,319	3.6
					6,945	6,832	6,989	4.0
RPLF Holdings, LLC (10) (13) 166 Corporate Drive Portsmouth, NH 03801	Software Publishers
Common Equity (254,110 Class A units)						254	285	0.2

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Sentry Centers Holdings, LLC 101 Greenwhich Street New York, NY 10006	Other Professional, Scientific, and Technical Services
Senior Secured Loan (15)		13.50%	(L +11.50%)	7/24/2020	$8,850	$8,805	$8,757	5.0%
Preferred Equity (5,000 Series C units) (10) (13)					—	500	1,160	0.7
					8,850	9,305	9,917	5.7
Southern Technical Institute, LLC (4) (6) (10) 3940 N. Dean Road Orlando, FL 32817	Colleges, Universities, and Professional Schools
Subordinated Loan		6.00% PIK	N/A	12/31/2021	1,540	—	—	—
Other						—	—	—
					1,540	—	—	—
Spring Education Group, Inc. (F/K/A SSH Group Holdings, Inc.,) 12930 Saratoga Avenue Suite A2 Saratoga, CA 95070	Child Day Care Services
Senior Secured Loan		6.75%	(L +4.25%)	7/30/2025	979	977	951	0.5
Senior Secured Loan		10.75%	(L +8.25%)	7/30/2026	7,216	7,150	7,122	4.1
					8,195	8,127	8,073	4.6
Stancor, L.P. (4) (10) 515 Fan Hill Road Monroe, CT 06468	Pump and Pumping Equipment Manufacturing
Preferred Equity (1,250,000 Class A units), 8% PIK						1,501	1,350	0.8

STS Operating, Inc. 2301 Windsor Ct Addison, IL 60101	Industrial Machinery and Equipment Merchant Wholesalers
Senior Secured Loan		6.75%	(L +4.25%)	12/11/2024	637	635	629	0.4
Senior Secured Loan		10.50%	(L +8.00%)	4/30/2026	9,073	9,068	8,936	5.1
					9,710	9,703	9,565	5.5
The Escape Game, LLC (4) 510 East Iris Dr. Unit C Nashville, TN 37204	Other amusement and recreation industries
Senior Secured Loan		11.25%	(L +8.75%)	12/22/2022	7,000	6,961	6,843	3.9
Senior Secured Loan (Delayed Draw) (19)		11.25%	(L +8.75%)	12/22/2022	6,067	6,067	5,931	3.4
					13,067	13,028	12,774	7.3

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Truck Hero, Inc. 5400 S. State Road Ann Arbor, Michigan 48108	Truck Trailer Manufacturing
Senior Secured Loan		10.75%	(L +8.25%)	4/21/2025	$7,014	$6,978	$6,895	4.0%

United Biologics Holdings, LLC (4) (10) 70 NE Loop 410 Suite 600 San Antonio, TX 78216	Medical Laboratories
Preferred Equity (151,787 units)						9	20	—
Warrants (29,374 units)				3/5/2022		82	18	—
					—	91	38	—
Wastebuilt Environmental Solutions, LLC. 560 Territorial Dr Bolingbrook, IL 60440	Industrial Supplies Merchant Wholesalers
Senior Secured Loan		11.35%	(L +8.75%)	10/11/2024	7,000	6,865	6,878	3.9

Total Debt and Equity Investments					306,716	308,439	294,356	169.1

Structured Finance Note Investments (7)
Elevation CLO 2017-7. Ltd
Subordinated Notes		15.27% (9)		7/15/2030 (17)	10,000	7,781 (16)	7,700	4.4

Flatiron CLO 18, Ltd
Subordinated Notes		17.77% (9)		4/17/2031 (17)	9,680	7,574 (16)	8,034	4.6

Total Structured Finance Note Investments					19,680	15,355	15,734	9.0

Total Non-control/Non-affiliate Investments					326,396	323,794	310,090	178.1

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Affiliate Investments
3rd Rock Gaming Holdings, LLC 75190 Gerald Ford Dr. Palm Desert, CA 92211	Software Publishers
Senior Secured Loan		10.30%	(L +7.50%)	3/12/2023	$21,500	$21,244	$20,231	11.6%
Common Equity (2,547,250 units), (10) (13)					—	2,547	1,245	0.7
					21,500	23,791	21,476	12.3
Chemical Resources Holdings, Inc.	Custom Compounding of Purchased Resins
Senior Secured Loan (4)		10.88%	(L +8.05%)	1/25/2024	13,743	13,564	13,565	7.8
Common Equity (1,832 Class A shares) (10) (13)						1,813	1,813	1.0
					13,743	15,377	15,378	8.8
Contract Datascan Holdings, Inc. (4) 2941 Trade Center Drive Suite 100 Carrollton, TX 75006	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		11.50%	N/A	2/5/2021	8,000	7,991	8,000	4.6
Preferred Equity (3,061 Series A shares), 10% PIK						5,102	6,677	3.8
Common Equity (11,273 shares) (10)						104	—	—
					8,000	13,197	14,677	8.4
DRS Imaging Services, LLC 43 Fadem Rd Springfield, NJ 07081	Data Processing, Hosting, and Related Services
Senior Secured Loan (4) (8)		12.23%	(L +9.39%)	11/20/2023	10,864	10,780	10,657	6.1
Common Equity (1,135 units) (10) (13)						1,135	1,657	1.0
					10,864	11,915	12,314	7.1
Master Cutlery, LLC (4) (6) (10) 700 Penhorn Avenue Secaucus, NJ 07094	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan (11)		13.00%	N/A	4/17/2020	5,403	4,764	732	0.4
Preferred Equity (3,723 Series A units), 8% PIK						3,483	—	—
Common Equity (15,564 units)						—	—	—
					5,403	8,247	732	0.4

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
NeoSystems Corp. (4) (10) 1861 International Drive, Suite 200 Tysons Corner, VA 22102	Other Accounting Services
Preferred Equity (521,962 convertible shares), 10% PIK						$1,575	$2,250	1.3%

Pfanstiehl Holdings, Inc. (4) 1219 Glen Rock Avenue Waukegan, IL 60085-0439	Pharmaceutical Preparation Manufacturing
Subordinated Loan		10.50%	N/A	9/29/2022	3,788	3,813	3,788	2.2
Common Equity (400 Class A shares)						217	8,960	5.1
					3,788	4,030	12,748	7.3
Professional Pipe Holdings, LLC 628 Lanier Road Norwood, NC 28128	Plumbing, Heating, and Air-Conditioning Contractors
Senior Secured Loan		8.75% cash / 1.50% PIK	(L +8.75%)	3/23/2023	7,543	7,422	7,294	4.2
Common Equity (1,414 Class A units) (10)						1,414	1,753	1.0
					7,543	8,836	9,047	5.2
TRS Services, LLC (4) (11) 2100 Skinner Road Houston, TX 77093	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		11.25% cash / 1.00% PIK	(L +8.75%)	3/16/2020	14,666	14,627	14,181	8.1
Preferred Equity (329,266 Class AA units), 15% PIK						483	453	0.3
Preferred Equity (3,000,000 Class A units), 11% PIK (10)						3,374	—	—
Common Equity (3,000,000 units) (10)						572	—	—
					14,666	19,056	14,634	8.4
TTG Healthcare, LLC	Diagnostic Imaging Centers
Senior Secured Loan (4)		11.49%	(L +9.00%)	3/1/2024	12103	11,866	11,866	6.8
Preferred Equity ( 2,309 Class B units) (10) (13)						2,309	2,309	1.3
					12,103	14,175	14,175	8.1

Total Affiliate Investments					97,610	120,199	117,431	67.3

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
					(Dollars in thousands)
Control Investment
MTE Holding Corp. (4) c/o Mirage Trailers LLC 2212 Industrial Rd Nampa, ID 83687	Travel Trailer and Camper Manufacturing
Subordinated Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		14.10% cash / 1.5% PIK	(L +11.50%)	11/25/2020	$7,323	$7,299	$7,322	4.2%
Common Equity (554 shares)						3,069	2,824	1.6
					7,323	10,368	10,146	5.8
Total Control Investment					7,323	10,368	10,146	5.8

Total Investments					$431,329	$454,361	$437,667	251.2%

(1)
Equity ownership may be held in shares or units of companies affiliated with the portfolio company. The Company's investments are generally classified as "restricted securities" as such term is defined under Regulation S-X Rule 6-03(f) or Securities Act Rule 144.

(2)
Substantially all of the investments that bear interest at a variable rate are indexed to LIBOR (L), and reset monthly, quarterly, or semi-annually. Variable-rate loans with an aggregate cost of $344,896 include LIBOR reference rate floor provisions of generally 1% to 2%. At March 31, 2019, the reference rate on all such instruments was above the stated floors. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at March 31, 2019. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)	Fair value was determined using significant unobservable inputs for all of the Company's investments. See Note 5 for further details.

(4)	Investments (or portion thereof) held by SBIC I LP. All other investments pledged as collateral under the PWB Credit Facility.

(5)
Elgin Fasteners Group became contractually due on August 27, 2018. The lending group entered into a forbearance agreement to extend the maturity through September 26, 2019. The investment shall continue to accrue interest as the borrower has continued to make interest and amortization payments.

(6)	Investment was on non-accrual status as of March 31, 2019, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 4 for further details.

(7)
Structured Finance Notes are considered CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(8)
The Company has entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it has agreed to receive its principal payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The table below provides additional details as of March 31, 2019:

Portfolio Company	Reported Interest Rate	Interest Rate per Credit Agreement	Additional Interest per Annum
Carolina Lubes, Inc.	10.61%	10.05%	0.56%
Cenexel Clinical Research, Inc. (F/K/A JBR Clinical Research, Inc.)	10.61%	9.05%	1.56%
Chemical Resources Holdings, Inc.	10.88%	8.77%	2.11%
DRS Imaging Services, LLC	12.23%	10.80%	1.43%
OnSite Care, PLLC	10.34%	8.74%	1.60%

(9)
The rate disclosed is an estimated effective yield based upon the current projection of the amount and timing of distributions in addition to the estimated amount and timing of terminal principal payments. Effective yields for the Company's Structured Finance Note investments are monitored and evaluated at each reporting date. The estimated yield and investment cost may ultimately not be realized.

(10)	Non-income producing.
(11)The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of March 31, 2019:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Eblens Holdings, Inc.	Subordinated Loan	0% or 1.00%	13.00% or 12.00%	1.00%
Master Cutlery, LLC	Senior Secured Loan	0% to 13.00%	13.00% to 0%	13.00%
TRS Services, LLC	Senior Secured Loan	0% or 1.00%	10.84% or 1.00%	1.00%

(12)	Represents expiration date of the warrants.

(13)	All or portion of investment held by a wholly-owned subsidiary subject to corporate income tax.

(14)
The PIK provision is reset at the beginning of each interest period equal to the excess of reference rate over the reference rate floor of 1.00%. The PIK interest rate in the schedule represents the current PIK interest rate in effect.

(15)	Maximum interest rate allowable under the terms of this investment is 13.50%

(16)	Amortized cost reflects accretion of effective yield less any cash distributions received or entitled to be received from Structured Finance Note investments.

(17)
Maturity represents the contractual maturity date of the Structured Finance Notes. Expected maturity and cash flows, not contractual maturity and cash flows, were utilized in deriving the effective yield of the investments.

(18)	Commitment fee on undrawn funds.

(19)	Subject to unfunded commitments. See Note 6 for further details.

Set forth below is a brief description of each portfolio company representing greater than 5% of total assets as of March 31, 2019:
Cenexel Clinical Research, Inc. (F/K/A JBR Clinical Research, Inc.)
Cenexel Clinical Research, Inc. is a clinical site operator (“CSO”) which conducts clinical trials for pharmaceutical drug development and FDA approval.

MANAGEMENT
Board of Directors
We have three classes of directors, currently consisting of one Class I director, two Class II directors and two Class III directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually.
    Information regarding our board of directors is as follows:

Name, Address, and Age	Position(s) held with Fund	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (1)	Other Directorships Held by Director
Independent Directors
Robert J. Cresci 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606 Age: 75	Director, Audit Committee Member, Compensation Committee Member, Chair of the Nominating and Corporate Governance Committee	2017-2020; Since 2011
Mr. Cresci has been a managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. He currently serves on the boards of j2 Global, Inc., Luminex Corporation, CIM Commercial Trust Corporation, Presbia PLC and Hancock Park, another BDC managed by OFS Advisor. Mr. Cresci holds an undergraduate degree in Engineering from the United States Military Academy at West Point and an M.B.A. in Finance from the Columbia University Graduate School of Business. Mr. Cresci’s term as a Class II director will expire in 2020.

Mr. Cresci, the chair of our nominating and corporate governance committee, has broad experience in investment strategies, accounting issues and public company matters. His experience on the board of directors of other public companies and his insight on financial and operational issues are particularly valuable to our board of directors.
				3	j2 Global, Inc. Luminex Corporation CIM Commercial Trust Corporation Presbia PLC Hancock Park, another BDC managed by OFS Advisor OFS Credit, a registered closed-end fund managed by OFS Advisor
Marc Abrams 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606 Age: 73	Director, Chair of Audit Committee, Compensation Committee Member, Nominating and Corporate Governance Committee Member	2018-2021; Since 2011
Mr. Abrams is the founder and former leader of the public company business sector of SingerLewak LLP, a certified public accounting firm founded in 1995. He has over 40 years of public accounting experience. Mr. Abrams’ expertise includes audits of publicly held companies, initial public offerings, private offerings, corporate reorganizations and acquisitions, evaluating business plans and litigation support. Additionally, Mr. Abrams’ broad practice includes expertise in several industries, including technology, life sciences, real estate, retail and franchise, hotels and casinos, and manufacturing. He currently serves on the board of Hancock Park and previously served on the board of UnifiedOnline, Inc. (f/k/a IceWEB, Inc.). Mr. Abrams graduated from American University in 1967 with a Bachelor of Science in Accounting. Through 2011, he was an active member of AICPA, the California Society of CPAs and the Los Angeles Venture Association. Mr. Abram's term as a Class III director will expire in 2021.

Mr. Abrams, the chair of our audit committee, brings to our board of directors years of accounting expertise. His knowledge of accounting principles, financial reporting rules and regulations, the evaluation of financial results and the oversight of the financial reporting process makes him an asset to our board of directors.
				2	Hancock Park, another BDC managed by OFS Advisor

Name, Address, and Age	Position(s) held with Fund	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (1)	Other Directorships Held by Director
Elaine E. Healy 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606 Age: 56	Director, Audit Committee Member, Chair of Compensation Committee, Nominating and Corporate Governance Committee Member	2019-2022; Since 2011
Ms. Healy is a co-founder and Managing Partner of NexGen Venture Partners, LLC, dba Aura Wireless, a provider of carrier grade, metro-wide Wi-Fi services. Prior to co-founding NexGen, Ms. Healy was a co-founder, president and chief operating officer of Accel Networks, LLC, a fixed cellular wireless broadband service provider founded in November 2002 and acquired in June 2015. She is a senior executive with a broad investment background investing in operating companies ranging from start-ups to emerging growth to publicly traded entities and serving as a director of companies in a wide range of industries prior to becoming an entrepreneur. Throughout her career, she has participated in or been responsible for the periodic valuation of both debt and equity portfolios. Ms. Healy graduated from The Florida State University in 1984 with a Bachelor of Science in Finance. Ms. Healy’s term as a Class I director will expire in 2022.

Ms. Healy, the chair of our compensation committee, has vast experience in the financial and operational aspects of complex businesses, and her skills gained through service as a president and chief operating officer is essential to our board of directors. She brings to our board a unique perspective on a wide range of investment vehicles, including closed-end funds, SBICs, business development companies and both limited and general partnerships. Ms. Healy’s background has enabled her to cultivate an enhanced understanding of operations and strategy with an added layer of risk management experience that is an important aspect of the composition of our board of directors.
				1	None

Name, Address, and Age	Position(s) held with Fund	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (4)	Other Directorships Held by Director
Interested Directors
Bilal Rashid 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606 Age: 48	Director, Chairman, and Chief Executive Officer	2017-2020 (Director) Since 2010; (Chairman and Chief Executive Officer) Since 2014
Mr. Rashid has served as our Chairman of the Board and Chief Executive Officer since 2014. He is also Chairman of the Board, President and Chief Executive Officer of Hancock Park and OFS Credit, President and a Senior Managing Director of OFSC and OFS Advisor, Chief Executive Officer of OFSAM, and a member of OFSAM’s investment and executive committees. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 20 years of experience in investment banking, debt capital markets and investing as it relates to structured credit and corporate credit. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University. Mr. Rashid’s term as a Class II director will expire in 2020.

Through his years of work in investment banking, capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that OFS Capital faces and which are critical to implementing our strategic goals and evaluating our operational performance.
				3	Hancock Park, another BDC managed by OFS Advisor; OFS Credit, a registered closed-end fund managed by OFS Advisor

Name, Address, and Age	Position(s) held with Fund	Term of Office and Length of Time Served	Principal Occupation, Other Business Experience During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (4)	Other Directorships Held by Director
Jeffrey A. Cerny 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606 Age: 56	Director, Chief Financial Officer and Treasurer	2018-2021 (Director) Since 2015 (Chief Financial Officer and Treasurer) Since 2014 2011-2014 (Secretary)
Mr. Cerny has served as our Chief Financial Officer and Treasurer of OFS Capital since 2014 and previously served as our Secretary from 2011 to 2014. Mr. Cerny also serves as the Chief Financial Officer and Treasurer of Hancock Park, a director, Chief Financial Officer and Treasurer of OFS Credit Company, Inc., a Senior Managing Director of OFSC and OFS Advisor, as a Vice President of OFSAM, as a member of OFSAM’s investment and executive committees and as a member of various OFSAM, and OFSAM affiliates, investment committees. Mr. Cerny oversees the finance and accounting functions of the aforementioned entities as well as underwriting, credit monitoring and CLO portfolio compliance for OFS Advisor’s syndicated senior loan business. Prior to joining OFSC in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law. Mr. Cerny's term as a Class III director will expire in 2021.

Mr. Cerny brings to our board of directors extensive accounting and financial experience and expertise. He is also an experienced investor, including lending, structuring and workouts which makes him an asset to our board of directors. The breadth of his background and experience enables Mr. Cerny to provide unique insight into our strategic process and into the management of our investment portfolio.
				2	OFS Credit, a registered closed-end fund managed by OFS Advisor

(1) The "Fund Complex" includes the Company, Hancock Park, and OFS Credit
Officers Who Are Not Directors
Information regarding the Company’s officers who are not directors is as follows:

Name	Age	Position
Mukya S. Porter	44	Chief Compliance Officer
Jeffery S. Owen	54	Chief Accounting Officer
Tod K. Reichert	57	Corporate Secretary
Biographical Information
Mukya S. Porter currently serves as the Chief Compliance Officer of OFS Capital, Hancock Park, OFS Credit, OFSC, and OFS Advisor, in which capacity she oversees the compliance and risk management functions. Prior to joining OFSC, Ms. Porter served as Deputy Chief Compliance Officer and General Counsel-Compliance of CIM Group, having joined the firm in August 2016 and assumed responsibility for management of the day-to-day responsibilities of CIM’s compliance program. From June 2012 to August 2016, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, an alternative investment adviser, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company (“PIMCO”) from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the Legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.

Jeffery S. Owen currently serves as the Chief Accounting Officer of OFS Capital, Hancock Park, and OFS Credit. Mr. Owen also serves as the Chief Accounting Officer and Controller of OFSC and OFS Advisor. Mr. Owen has over 25 years of experience in public and private accounting. Prior to joining OFSC in November of 2015, Mr. Owen served as Senior Vice President of Corporate Accounting for Northern Trust Corporation. Before joining Northern Trust Corporation in 2010, he held various positions at Aon Corporation, Web Street, Inc., CNA Financial Corporation, and Ernst & Young LLP, an international public accounting firm. Mr. Owen holds a Bachelor of Accountancy from the University of Oklahoma and a Masters of Business Administration, from The University of Chicago Graduate School of Business. Mr. Owen is also a Certified Public Accountant and a CFA charterholder.
Tod K. Reichert currently serves as our Corporate Secretary and as the Corporate Secretary of Hancock Park and OFS Credit, and as Managing Director, Legal and Administration and General Counsel of OFS Advisor, in which capacity he oversees the legal and administration functions of the firm. Mr. Reichert has over 20 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFS Advisor, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (Nasdaq: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the Board of Directors and senior management team, while serving as a member of the MCG credit committee and SBIC investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his BFA from the University of North Carolina.
Compensation of Directors
The following table sets forth the compensation paid to our directors for the year ended December 31, 2018:

Name	Fees Earned or Paid in Cash (2) ($)	Stock Awards ($)	Total Compensation from OFS Capital ($)	Total Compensation from Fund Complex (3) ($)
Marc Abrams	100,000	—	100,000	112,500
Robert J. Cresci	100,000	—	100,000	112,500
Elaine E. Healy	100,000	—	100,000	100,000
Bilal Rashid (1)	—	—	—	—
Jeffrey A. Cerny (1)	—	—	—	—

(1)	No compensation is paid to directors who are “interested persons.”

(2)
The independent directors receive an annual fee of $90,000. In addition, the chairman of each committee receives an annual fee of $10,000 for his or her additional services in this capacity. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

(3)	The “Fund Complex” includes the Company, Hancock Park, and OFS Credit

CORPORATE GOVERNANCE
Board Determination of Independence
Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Marketplace Rules provide that a director of a business development company, or BDC, shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the past two years had, a material business or professional relationship with us.
Our board of directors has determined that none of Marc Abrams, Robert J. Cresci and Elaine E. Healy, who currently comprise our audit, compensation and nominating and corporate governance committees, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq Marketplace Rules.
In determining the independence of the directors listed above, our board of directors also considered each of the statutory requirements, polices and relationships discussed in “Related-Party Transactions and Certain Relationships” and “Review, Approval or Ratification of Transactions with Related Persons.”
Board Meetings and Attendance
Our board of directors met eighteen times during the fiscal year ended December 31, 2018, or Fiscal 2018, either in person or by teleconference. During Fiscal 2018, each director attended at least 75% of the aggregate of the total number of board meetings and the total number of meetings held by all committees on which he or she then served.
Director Attendance at Annual Meetings of Stockholders
All of our directors attended the 2018 and 2019 Annual Meetings.
Board Leadership Structure; Independent Lead Director
Our board of directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
Our board of directors understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent directors consider the board’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the board.
Chairman and Chief Executive Officer
The board of directors currently combines the role of Chairman of the Board with the role of Chief Executive Officer (“CEO”), coupled with a Lead Independent Director position to further strengthen the governance structure. Our board of directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy.
Moreover, the board of directors believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO.
Specifically:

•	Three of the five current directors of the Company are independent directors;

•	All of the members of the audit committee, compensation committee, and nominating and corporate governance committee are independent directors;

•	The board of directors and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Rashid and other members of management;

•	The board of directors and its committees regularly conduct meetings that specifically include Mr. Rashid; and

•
The board of directors and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.

Lead Independent Director
The board of directors has appointed a Lead Independent Director to provide an additional measure of balance, ensure the board’s independence, and enhance the board’s ability to fulfill its management oversight responsibilities. Robert J. Cresci currently serves as the Lead Independent Director. The Lead Independent Director:

•	Presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	Works with the Chairman of the board in the preparation of the agenda for each board meeting and in determining the need for special meetings of the board;

•	Frequently consults with the Chairman and CEO about strategic policies;

•	Provides the Chairman and CEO with input regarding board meetings;

•	Serves as a liaison between the Chairman and CEO and the independent directors;

•	Consults with the Chairman and CEO on matters relating to corporate governance and board performance; and

•	Otherwise assumes such responsibilities as may be assigned to him by the independent directors.
While we currently do not have a policy mandating an independent lead director, the board believes that at this time, having an independent director fulfill the lead director role is the right approach for the Company. Having a combined Chairman and CEO, coupled with a majority of independent, experienced directors who evaluate the board and themselves at least annually, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.
Board of Directors Role in Risk Oversight
Our management team has the primary responsibility for risk management and must develop appropriate processes and procedures to identify, manage and mitigate risks. Our board, through its oversight role, supervises our risk management activities to ensure that the risk management processes designed and implemented by our executives are adapted to and integrated with the board’s corporate strategy, designed to support the achievement of organizational objectives, functioning as directed and that necessary steps are taken to foster a culture of risk-adjusted decision-making throughout the enterprise.
A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full board of directors in setting our business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for us. Through dedicated sessions focusing entirely on corporate strategy, the full board reviews in detail the company’s short- and long-term strategies, including consideration of significant risks facing the Company and their potential impact.
Our board performs its risk oversight function primarily through: (i) its standing committees, which report to the entire board and are comprised solely of independent directors; and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. For example, management of cybersecurity risks is the responsibility of the full board. Oversight of other risks is delegated to specific committees.
Oversight of our investment activities extends to oversight of the risk management processes employed by OFS Advisor as part of its day-to-day management of our investment activities. The board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of OFS Advisor, as necessary, and periodically requesting the production of risk management reports or presentations. The goal of the board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that our approach to risk oversight, as described above, optimizes our ability to assess inter-relationships among the various risks, make informed cost-benefit decisions and approach emerging risks in a proactive manner for the Company. We also believe that our risk structure complements our current board leadership structure, as it allows our independent directors, through the three fully independent board committees and otherwise, to exercise oversight of the actions of management in identifying risks and implementing risk management policies and controls. We believe that the role of our Board in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.
Code of Business Conduct
We have adopted a Code of Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to our Chief Compliance Officer, Mukya S. Porter, at OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Company’s Code of Business Conduct is also available on our website at www.ofscapital.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq Global Select Market listing standards concerning any amendments to, or waivers from, any provision of the code.
If we make any substantive amendments to, or grant a waiver from, a provision of our Code of Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at www.ofscapital.com as well as file a Form 8-K with the SEC.
Review, Approval or Ratification of Transactions with Related Persons
The Audit Committee of our Board is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).
Section 16(a) Beneficial Ownership Reporting Compliance
Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2018, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.
Corporate Governance Documents
We maintain a corporate governance webpage at the “Governance Documents” link under the “Investor Relations” link at www.ofscapital.com. Our Code of Business Conduct and Board Committee charters are available at our corporate governance webpage at www.ofscapital.com and are also available to any stockholder who requests them by writing to OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary.
Executive Sessions and Communicating with the Board of Directors
The independent directors serving on our board of directors intend to meet in executive sessions at the conclusion of each regularly scheduled meeting of the board of directors, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of our board of directors will be presided over by Mr. Cresci, the Company’s Lead Independent Director.
Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the board of directors (if an independent director), or the lead director (if one is appointed), or otherwise the chairperson of the nominating and corporate governance committee, with advice and assistance from the general counsel and chief compliance officer and, if requested, outside legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies of summaries of such communications to the other directors as he or she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
Stockholders who wish to send communications on any topic to the board of directors should address such communications to the OFS Capital Corporation board of directors, c/o Tod K. Reichert, Corporate Secretary, OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.
Board Meetings and Committees

Our board of directors has established three standing committees - audit, compensation and nominating and corporate governance. Our audit, compensation and nominating and corporate governance committees each operate under a charter that has been approved by our board of directors. Current copies of the audit, compensation and nominating and corporate governance committee charters are posted in the Corporate Governance section of our website located at www.ofscapital.com.
Our board of directors has determined that all of the members of each of the board of directors’ standing committees are independent as defined under the rules of the Nasdaq Stock Market, Inc. including, in the case of all members of the audit committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.
Audit Committee
The audit committee currently consists, and during Fiscal 2018 consisted, of Marc Abrams, Robert J. Cresci and Elaine E. Healy. Mr. Abrams chaired the audit committee during Fiscal 2018 and continues to do so currently. The audit committee held seventeen meetings in Fiscal 2018. It is anticipated that Mr. Abrams, if re-elected to the board of directors by our stockholders, and Mr. Cresci and Ms. Healy, will continue to serve on the audit committee in 2019. No member of the audit committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;

•	reviewing and discussing with management our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting and disclosure controls and procedures;

•	discussing our risk management processes and procedures, as discussed below under the heading “Board of Directors Role in Risk Oversight”;

•	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules.
Our board of directors has determined that each of Ms. Healy and Messrs. Abrams and Cresci is an “audit committee financial expert” as defined by applicable SEC rules.
Compensation Committee
The compensation committee currently consists, and during Fiscal 2018 consisted, of Marc Abrams, Robert J. Cresci and Elaine E. Healy. Ms. Healy chaired the compensation committee during Fiscal 2018 and continues to do so currently. The compensation committee held two meetings in Fiscal 2018. It is anticipated that Mr. Abrams, if re-elected to the board of directors by our stockholders, and Mr. Cresci and Ms. Healy, will continue to serve on the compensation committee in 2019. No member of the compensation committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our compensation committee’s responsibilities include:

•
reviewing and approving the reimbursement by the Company of the compensation of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Chief Compliance Officer; and

•
reviewing and recommending for approval by the board of directors the compensation, if any, paid to directors that are not “interested persons” of the company as such term is defined in Section 2(a)(19) of the 1940 Act.

Currently none of the Company’s executive officers are directly compensated by the Company. However, the Company reimburses its administrator for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under an administration agreement, including an allocable share of the compensation of certain of the Company’s executive officers with finance and compliance responsibilities.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee currently consists, and during Fiscal 2018 consisted, of Marc Abrams, Robert J. Cresci and Elaine E. Healy. Mr. Cresci chaired the nominating and corporate governance committee during Fiscal 2018 and continues to do so currently. The nominating and corporate governance committee held two meetings in Fiscal

2018. It is anticipated that Mr. Abrams, if re-elected to the board of directors by our stockholders, and Mr. Cresci and Ms. Healy, will continue to serve on the nominating and corporate governance committee in 2019. No member of the nominating and corporate governance committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our nominating and corporate governance committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	reviewing and making recommendations to the board of directors with respect to management succession planning; and

•	overseeing an annual evaluation of the board of directors.
The processes and procedures followed by our nominating and corporate governance committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process, Including Diversity Considerations.”
Director Nomination Process, Including Diversity Considerations
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and other members of the board of directors, as applicable.
In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the nominating and corporate governance committee applies the criteria included in its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.
We believe that our directors and nominee have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics, including: leadership; management ability; financial experience; the ability to act with integrity and sound judgment; the capacity to demonstrate innovative thinking, consider strategic proposals, assist with the development of our strategic plan and oversee its implementation; the ability to oversee our risk management efforts; and the commitment to preparation for, and attendance at, board and committee meetings.
Our board of directors does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. We believe diversity is important because a variety of viewpoints contribute to an effective decision-making process.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, to the nominating and corporate governance committee, c/o Tod K. Reichert, Corporate Secretary, OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth under Article I, Section 1,12, “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” in our bylaws and that are described in this proxy statement under the heading “Submission of Stockholder Proposals.”
Compensation of Executive Officers
None of our officers receives direct compensation from us. Mr. Rashid, our Chief Executive Officer, Mr. Cerny, our Chief Financial Officer, Mr. Owen, our Chief Accounting Officer, and Ms. Porter, our Chief Compliance Officer, are paid by OFSC, subject to reimbursement by us, pursuant to the Administration Agreement, for an allocable portion of such compensation for services rendered by such persons to us. To the extent that OFS Services outsources any of its functions under the Administration Agreement to OFSC under the Staffing Agreement, we will pay the fees associated with such functions on a direct basis without incremental profit to OFS Services.

PORTFOLIO MANAGEMENT
OFS Advisor's Pre-Allocation Investment Committee, CLO Investment Committee, Structured Credit Investment Committee and Middle-Market Investment Committee, (the “Middle-Market Investment Committee”, and collectively, the “Advisor Investment Committees”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients.
The purpose of the Middle-Market Investment Committee is to evaluate and approve our prospective investments, subject at all times to the oversight of our board of directors. The Middle-Market Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Mark Hauser, Kyde Sharpe and Bilal Rashid, along with the investment committee for SBIC I LP (the “SBIC Investment Committee”), which is comprised of Mark Hauser, Bilal Rashid, Jeffrey Cerny and Tod Reichert, are responsible for the evaluation and approval of all the investments made by us directly or through our wholly-owned subsidiaries, as appropriate.The members of the Middle-Market Investment Committee are our portfolio managers who are primarily responsible for the day-to-day management of the portfolio and share such responsibility jointly. The Middle-Market Investment Committee is supported by a team of analysts and investment professionals.
The process employed by the Advisor Investment Committees, including the Middle-Market Investment Committee, and the SBIC Investment Committee is intended to bring the diverse experience and perspectives of the committees’ members to the investment process. The Middle-Market Investment Committee and SBIC Investment Committee serve to provide investment consistency and adherence to our core investment philosophy and policies. The Middle-Market Investment Committee and SBIC Investment Committee also determine appropriate investment sizing and implement ongoing monitoring requirements of our investments.
In certain instances, management may seek the approval of our Board prior to the making of an investment. In addition to reviewing investments, the meetings of the Middle-Market Investment Committee and SBIC Investment Committee, where applicable, serve as a forum to discuss credit views and outlooks. Potential transactions and deal flows are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with members of the Middle-Market Investment Committee and SBIC Investment Committee, where applicable, early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members in working efficiently.
None of the members of the Middle-Market Investment Committee are employed by us or receive any direct compensation from us. All of the Middle-Market Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, OFSAM, the parent company of OFS Advisor, and/or its subsidiaries. These individuals receive compensation from OFS Advisor that includes an annual base salary, an annual discretionary bonus and a portion of the distributions made by OFS Advisor, a portion of which relates to the incentive fee or carried interest earned by OFS Advisor in connection with its services to us. See “Control Persons and Principal Stockholders” for additional information about equity interests held by certain of these individuals.
Messrs. Rashid and Cerny also perform a similar role for four other pooled investment vehicles, with a total amount of approximately $1.5 billion of assets under management as of March 31, 2019 from which OFS Advisor and OFSAM may receive incentive fees. See “Related-Party Transactions and Certain Relationships” for a description of OFS Advisor’s allocation policy governing allocations of investments among us and other investment vehicles with similar or overlapping strategies, as well as a description of certain other relationships between us and OFS Advisor. See “Prospectus Summary -  Conflicts of Interest” and “Risk Factors - We have potential conflicts of interest related to obligations that OFS Advisor or its affiliates may have to other clients” for a discussion of potential conflicts of interests.
Information regarding the Middle-Market Investment Committee is as follows:

Name (1)	Age	Position
Richard S. Ressler	60	Chairman of OFSAM, Chairman of Advisor Investment Committees
Jeffrey A. Cerny	56	Senior Managing Director of OFSC and OFS Advisor
Mark S. Hauser	61	Senior Managing Director of OFSC and OFS Advisor
Bilal Rashid	48	Senior Managing Director of OFSC and OFS Advisor
Kyde Sharp	40	Managing Director of OFSC and OFS Advisor

(1)
The address for each member of the Middle-Market Investment Committee is c/o OFS Capital Management, 10 S. Wacker Drive, Suite 2500, Chicago, IL, 60606. None of these individuals beneficially own any of our equity securities.

Members of the Middle-Market Investment Committee Who Are Not Our Directors or Executive Officers

Richard S. Ressler is the founder and President of Orchard Capital Corp. ("Orchard Capital"), a firm through which Mr. Ressler oversees companies in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group, LLC (together with its controlled affiliates, "CIM"), a vertically-integrated owner and operator of real assets, Orchard First Source Asset Management (together with its controlled affiliates, "OFSAM"), a full-service provider of capital and leveraged  finance solutions to U.S. corporations, and OCV Management, LLC (“OCV”), an investor, owner and operator of  technology companies.  Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest, including as chairman of j2 Global, Inc. (NASDAQ "JCOM"), director of Presbia PLC (NASDAQ “LENS”), and chairman of CIM Commercial Trust Corporation (NASDAQ “CMCT”). Mr. Ressler served as Chairman and CEO of JCOM from 1997 to 2000 and, through an agreement with Orchard Capital, currently serves as its non-executive Chairman. Mr. Ressler has served as a director of LENS since January 2015 and as chairman of CMCT since 2014.
Mr. Ressler co-founded CIM in 1994 and, through an agreement with Orchard Capital, chairs its executive, investment, allocation and asset management committees and serves on its credit committee.  CIM Investment Advisors, LLC, an affiliate of CIM, is registered with the United States Securities and Exchange Commission as a registered investment adviser.
     Mr. Ressler co-founded the predecessor of OFSAM in 2001and, through an agreement with Orchard Capital, chairs its executive committee.  OFS Capital Management, LLC, an affiliate of OFSAM, is registered with the United States Securities and Exchange Commission as a registered investment adviser.
     Mr. Ressler co-founded OCV in 2016 and, through an agreement with Orchard Capital, chairs its executive committee.
Prior to founding Orchard Capital, from 1988 until 1994, Mr. Ressler served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE "VGR") and served in various executive capacities at VGR and its subsidiaries. Prior to VGR, Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University.
Mark S. Hauser is a Senior Managing Director of OFSC and OFS Advisor and serves as a member of OFSAM’s executive committee. Mr. Hauser co-founded OFS SBIC I, LP, a subsidiary of OFS Capital, in 2009 and the predecessor to Tamarix Capital in the early 1990s, and currently serves as the Managing Director of Tamarix Capital. Prior thereto, he was a Senior Managing Director at Sandell Asset Management, an international multi-strategy alternative asset manager, where he founded and was global head of the firm's private equity practice as well as a member of its investment committee. Prior to joining Sandell, he was a Managing Director at FdG Associates, a New York-based middle-market private equity fund focused on investing in family owned businesses. Previously, he was a Managing Director at Ocean Capital Corporation, a private international investment banking firm.
Mr. Hauser has served as an officer and on the boards of directors of various private and public portfolio companies, both in the U.S. and abroad, and continues to serve on the board of directors of MOKO Social Media Limited, an Australian public company. He began his career as a corporate attorney, practicing in New York, Sydney and London. Mr. Hauser holds a Bachelor of Economics Degree and a Bachelor of Law Degree from Sydney University and a Master of Law Degree from the London School of Economics & Political Science.
Kyde Sharp is a Senior Managing Director of OFSC and the Adviser. Mr. Sharp is responsible for sourcing and evaluating investment opportunities for the middle market lending business as well as portfolio management. Prior to joining the Adviser in 2017, Mr. Sharp was a Managing Director of Fifth Street Asset Management (NASDAQ: FSAM), a credit-focused asset manager located in Greenwich, CT. Earlier in his career he was an Associate with The Ben Barnes Group (formerly Entrecorp) where he priced, structured and negotiated equity-based consulting engagements.
Mr. Sharp holds a Master of Business Administration from The Wharton School, University of Pennsylvania, a Juris Doctor from Fordham University School of Law, and a Bachelor of Arts in Philosophy from Hamilton College.
The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the Investment Committee and our investment team as of December 31, 2018.

Name of Portfolio Manager/Investment Support Team	Dollar Range of Equity Securities Beneficially Owned (1)
Richard S. Ressler	None
Jeffrey A. Cerny	None
Mark S. Hauser	None
Bilal Rashid	None
Kyde Sharp	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”

MANAGEMENT AND OTHER AGREEMENTS
Investment Advisory Agreement
OFS Advisor is registered as an investment adviser under the Advisers Act. OFS Advisor is a wholly owned subsidiary of OFSAM. Pursuant to the Investment Advisory Agreement with and subject to the overall supervision of our board of directors and in accordance with the 1940 Act, OFS Advisor provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, OFS Advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	assists us in determining what securities we purchase, retain or sell;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	executes, closes, services and monitors the investments we make.
Management and Incentive Fee
For providing these services, OFS Advisor receives a fee from us, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% based on the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity), adjusted for stock issuances and stock purchases, at the end of the two most recently completed calendar quarters. We have excluded from the base management fee calculation any base management fee that would be owed in respect of the intangible asset and goodwill resulting from the SBIC Acquisition. The base management fee is payable quarterly in arrears. Base management fees for any partial quarter are prorated based on the number of days in the quarter.
OFS Advisor has agreed to waive a portion of its base management fee by reducing the portion of such fee from 1.75% to 1.00% of the average value of the portion of total assets held by the Company through OFSCC-FS, LLC, an indirect wholly owned subsidiary of the Company, at the end of the two most recently completed calendar quarters to the extent that such portion of the OFSCC-FS assets are financed using leverage (also calculated on an average basis) that causes the Company's statutory asset coverage ratio to fall below 200%. The waiver will be renewable on an annual basis and the amount of the base management fee waived with respect to the OFSCC-FS Assets shall not be subject to recoupment by OFS Advisor.
The base management fee is payable quarterly in arrears and was $6.3 million, $5.0 million, and $4.5 million, for the years ended December 31, 2018, 2017, and 2016, respectively
The incentive fee has two parts. One part ("Part One") is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. “Pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest or dividend feature (such as original issue discount, or "OID", debt instruments with PIK interest, equity investments with accruing or PIK dividend, and zero coupon securities), accrued income that we have not yet received in cash.
Pre-incentive fee net investment income does not include any realized gains, realized losses, unrealized capital appreciation or unrealized capital depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized capital losses and unrealized capital depreciation.
Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for OFS Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. There is no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate, and there is no delay of payment if prior quarters are below the quarterly hurdle rate. Pre-incentive fee net investment income fees are prorated for any partial quarter based on the number of days in such quarter.
We pay OFS Advisor an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

•
100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide OFS Advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this pre-incentive fee net investment income exceeds 2.5% in any calendar quarter; and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.
The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income
The second part ("Part Two") of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of our cumulative aggregate realized capital losses and our aggregate unrealized capital depreciation from (b) our cumulative aggregate realized capital gains. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year. The Company accrues the Capital Gains Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive.
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment.
The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.
The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in our portfolio as of the applicable Capital Gains Fee calculation date and (b) the accreted or amortized cost basis of such investments. Unrealized capital appreciation is accrued, but not paid until said appreciation is realized. We accrue the Capital Gains Fee if, on a cumulative basis, the sum of the net realized capital gains (and losses) plus net unrealized appreciation (and depreciation) is positive. OFS Advisor has excluded from the Capital Gains Fee calculation the realized gain with respect to the step acquisitions resulting from the SBIC Acquisition. The Capital Gains Fee for any partial year is prorated based on the number of days in such year.
The base management fee is payable quarterly in arrears and was $6.3 million, $5.0 million, and $4.5 million, for the years ended December 31, 2018, 2017, and 2016, respectively.
Incentive fee expense was $4.4 million, $3.0 million and $3.3 million for the years ended December 31, 2018, 2017, and 2016, respectively. Incentive fees for the years ended December 31, 2018, 2017, and 2016, included Part One incentive fees (based on net investment income) of $4.4 million, which included an irrevocably waiver of receipt of $22 by OFS Advisor, $2.9 million which included a share issue adjustment of $(0.5) million related to the Company's Offering, and $3.4 million respectively, and Part Two incentive fees (based upon net realized and unrealized gains and losses, or capital gains) of $0, $0 million and $(0.1) million, respectively.

Examples of Incentive Fee Calculation
Example 1—Income Related Portion of Incentive Fee:
Assumptions

•	Hurdle rate(1) = 2.0%

•	Management fee(2) = 0.44%

•	Other estimated expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
(1) Represents a quarter of the 8.0% annualized hurdle rate.
(2) Represents a quarter of the 1.75% annualized management fee, which became effective October 31, 2013.
(3) Excludes estimated offering expenses.
Alternative 1
Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.61%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee.
Alternative 2
Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.80%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.16%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.5%))

	=	(100% ×(2.16% – 2.0%)) + 0%

	=	100% × 0.16%

	=	0.16%
Alternative 3
Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.86%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee	=	100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.5%))

	=	(100% × (2.5% – 2.0%)) + (20% × (2.86% – 2.5%))

	=	0.5% + (20% × 0.36%)

	=	0.5% + 0.07%

	=	0.57%

Example 2—Capital Gains Portion of Incentive Fee:
Alternative 1
Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million
The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None (no sales transactions)

•	Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

•	Year 3: None; $5 million (20% multiplied by $30 million cumulative realized capital gains less $5 million cumulative unrealized capital depreciation) less $6 million (Capital Gains Fee paid in Year 2)

•	Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (Capital Gains Fee paid in Year 2)
Alternative 2
Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million
The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None (no sales transactions)

•	Year 2: $5 million (20% multiplied by $30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•
Year 3: $1.4 million; $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains on Investment A and Investment C less $3 million cumulative unrealized capital depreciation on Investment B)) less $5 million (Capital Gains Fee paid in Year 2)

•
Year 4: $0.6 million; $7 million (20% multiplied by $35 million (cumulative realized capital gains on Investment A and Investment C)) less $6.4 million (cumulative Capital Gains Fee paid in all prior years)

•
Year 5: None; $5 million (20% multiplied by $25 million ($35 million cumulative realized capital gains on Investments A and C less $10 million realized capital losses on Investment B)) less $7 million (cumulative Capital Gains Fee paid in all prior years))

Payment of Our Expenses
All investment professionals of OFS Advisor and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by OFS Advisor and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Key Financial Measures—Expenses.”
Our primary operating expenses include interest expense due under our borrowings, the payment of fees to OFS Advisor under the Investment Advisory Agreement, professional fees, and our allocable portion of overhead expenses under the

Administration Agreement and other operating costs described below. Additionally, we will pay interest expense on any outstanding debt under any new credit facility or other debt instrument we may enter into. We bear all other out-of-pocket costs and expenses of our operations and transactions, whether incurred by us directly or on our behalf by a third party, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	transfer agent and custodial fees;

•	out-of-pocket fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing and long-distance telephone;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•	other expenses incurred by either OFS Services or us in connection with administering our business.
Duration and Termination
Unless terminated earlier as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by OFS Advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice. See “Risk Factors—Risks Related to our Business and Structure—We are dependent upon the OFS senior professionals for our future success and upon their access to the investment professionals and partners of OFS and its affiliates.”
Administration Agreement
Pursuant to the Administration Agreement, OFS Services, an affiliate of OFS Advisor, provides the administrative services necessary for us to operate. OFS Services furnishes us with office facilities and equipment, necessary software licenses and subscriptions and clerical, and bookkeeping and record keeping services at such facilities. Under the Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, OFS Services would provide managerial assistance on our behalf to certain portfolio companies that accept our offer to provide such assistance. Payments under the Administration Agreement are equal to an amount based upon our allocable portion (subject to the review and approval of our board of directors) of OFS Services’ overhead in performing its obligations under the Administration Agreement, including rent, information technology, and our allocable portion of the cost of our officers, including our chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and their respective staffs. The Administration Agreement may be renewed annually with the approval of our board of directors, including a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that OFS Services outsources any of its functions we pay the fees associated with such functions at cost without incremental profit to OFS Services.

Indemnification
The Investment Advisory Agreement and the Administration Agreement both provide that OFS Advisor, OFS Services and their affiliates’ respective officers, directors, members, managers, stockholders and employees are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement or the Administration Agreement, except where attributable to willful misfeasance, bad faith or gross negligence in the performance of such person’s duties or reckless disregard of such person’s obligations and duties under the Investment Advisory Agreement or the Administration Agreement.
Board Approval of the Investment Advisory and Administrative Agreements
  Our board, including our independent directors, approved the continuation of the Investment Advisory Agreement at a meeting held on April 4, 2019. In reaching a decision to approve the investment advisory agreement, the board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by OFS Advisor;

•	the fee structures of comparable externally managed BDCs that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

•	any existing and potential sources of indirect income to OFS Advisor from its relationship with us and the profitability of that relationship, including through the Investment Advisory Agreement;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; and

•	the organizational capability and financial condition of OFS Advisor and its affiliates.
Based on the information reviewed and the discussion thereof, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our stockholders.
Our board also reviewed services provided under the Administrative Agreement, and approved its renewal at the April 4, 2019 meeting.
License Agreement
We have entered into a license agreement with OFSAM under which OFSAM has agreed to grant us a non-exclusive, royalty-free license to use the name “OFS.” Under this agreement, we have a right to use the “OFS” name for so long as OFS Advisor or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “OFS” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with OFS Advisor is in effect.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
We have entered into agreements with OFS Advisor and its affiliates in which certain members of our senior management have ownership and financial interests.
Investment Advisory and Management Agreement
We have entered into an Investment Advisory and Management Agreement with OFS Advisor and will pay OFS Advisor a base management fee and incentive fee. The incentive fee will be computed and paid on income that we may not yet have received in cash. This fee structure may create an incentive for OFS Advisor to invest in certain types of securities. Additionally, we rely on investment professionals from OFS Advisor to assist our board with the valuation of our portfolio investments. OFS Advisor’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of OFS Advisor are involved in the valuation process for our portfolio investments. In addition, the incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to cause us to make more speculative investments or increase our debt outstanding more than would be the case in the absence of such compensation arrangement.
OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to us and OFS Advisor is free to furnish similar services to other entities, including other BDCs managed by OFS Advisor, so long as its services to us are not impaired. OFS Advisor also serves as the investment adviser or collateral manager to CLOs and other assets, including OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to us and OFS Advisor is free to furnish similar services to other entities, including other BDCs managed by OFS Advisor, so long as its services to us are not impaired. OFS Advisor also serves as the investment adviser or collateral manager to CLOs and other assets, including HPCI, a non-traded BDC with an investment strategy similar to ours, as well as OCCI, a newly organized, externally managed, closed-end management investment company that has registered as an investment company under the 1940 Act that primarily invests in the debt and subordinated securities of CLOs. Additionally, OFS Advisor expects to provide sub-advisory services to CIM Real Assets & Credit Fund, a newly organized externally managed registered investment company that intends to operate as an interval fund that expects to invest primarily in a combination of real estate, credit and related investments.
License Agreement
We have entered into a license agreement with OFSAM under which OFSAM grants us a non-exclusive, royalty-free license to use the name “OFS.”
Administration Agreement
We have entered into an Administration Agreement, pursuant to which OFS Services furnishes us with office facilities, equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority.
Investment Committees, Investment Allocation and Transactions with Certain Affiliates
OFS Advisor and its affiliates manage other assets and funds, and may manage other entities in the future, including other BDCs, and these other funds and entities may have similar or overlapping investment strategies. The Advisor Investment Committees are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients. The Middle Market Investment Committee, which is comprised of Richard Ressler (Chairman), Jeffrey Cerny, Mark Hauser and Bilal Rashid, along with the SBIC Investment Committee which is comprised of Mark Hauser, Jeffrey Cerny, Tod Reichert, and Bilal Rashid, are responsible for the evaluation and approval of all the investments made by us directly or through our wholly-owned subsidiaries, as appropriate. The Middle Market Investment Committee and SBIC Investment Committee also determine appropriate investment sizing and implement ongoing monitoring requirements of our investments.
Our senior management, members of the Advisor Investment Committees, including members of the Middle Market Investment Committee, the SBIC Investment Committee and other investment professionals from OFSAM or its other affiliates may serve as officers, directors or principals of (i) entities that operate in the same or a related line of business as we do, (ii) entities in which we invest or in which we are considering making an investment or (iii) investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Through these and other relationships, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of a company under the policies of the Company or applicable law.

Similarly, OFS Advisor and/or its affiliates have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. An investment opportunity that is suitable for multiple clients of OFS Advisor and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that OFS Advisor’s or its affiliates’ efforts to allocate any particular investment opportunity fairly and equitably among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by OFS Advisor and its affiliates or by members of our investment committees.
Because we have elected to be treated as a BDC under the 1940 Act, we are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which we and one or more of our affiliates are engaging together in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of our independent directors. Additionally, without the approval of the SEC, we are prohibited from engaging in purchases or sales of assets or joint transactions with the following affiliated persons: (a) our officers, directors, and employees; (b) OFS Advisor and its affiliates; and (c) OFSAM or its affiliates.
We may, however, invest alongside OFSAM and its affiliates or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that OFS Advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit us to invest in any issuer in which OFSAM and its affiliates or a fund managed by OFSAM or its affiliates has previously invested.
On October 12, 2016, we received the Order from the SEC to permit us to co-invest in portfolio companies with certain BDCs, registered investment companies and private funds managed by OFS Advisor, or any adviser that controls, is controlled by, or is under common control with, OFS Adviser and is registered as an investment adviser under the Advisers Act, in a manner consistent with our investment strategy as well as applicable law, including the terms and conditions of the Order. Pursuant to the Order, we are generally permitted to participate in a co-investment transaction if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors makes certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. We have applied for a new exemptive order (the “New Order”), which, if granted, would supersede the Order and would permit us greater flexibility to enter into co-investment transactions. There can be no assurance that we will obtain such new exemptive relief from the SEC.
OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Under this allocation policy, if OFS Advisor is actively seeking investments for two or more investment vehicles with similar or overlapping investment strategies, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities under law or in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•	investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;

•	risk and return profile of the investment vehicles;

•	suitability/priority of a particular investment for the investment vehicles;

•	if applicable, the targeted position size of the investment for the investment vehicles;

•	level of available capital for investment with respect to the investment vehicles;

•	total amount of funds committed to the investment vehicles; and

•	the age of the investment vehicles and the remaining term of their respective investment periods, if any.
When not relying on the Order, priority as to opportunities will generally be given to clients that are in their “ramp-up” period, or the period during which the account has yet to reach sufficient scale such that its investment income covers its operating expenses, over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.
In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The following table sets forth, as of June 6, 2019 the beneficial ownership of the Company's directors, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 13,361,134 shares of common stock outstanding as of June 6, 2019.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon information furnished by the Company’s transfer agent and other information obtained from such persons, if available.
Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups  -  interested directors and independent directors. Interested directors are “interested persons” of OFS Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all executive officers and directors is c/o OFS Capital Corporation, 10 South Wacker Drive, Suite 2500, Chicago, Illinois 60606.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class	Dollar Range of Equity Securities in the Company (1) (2)
Other
OFSAM (3)	2,946,474	22.1%	N/A
Interested Directors
Bilal Rashid	None	None	N/A
Jeffrey A. Cerny	None	None	N/A
Independent Directors
Marc Abrams	2,215	*	$10,001 - $50,000
Robert J. Cresci	None	None	N/A
Elaine E. Healy	None	None	N/A
Officers Who Are Not Directors
Mukya S. Porter	None	None	N/A
Jeffery S. Owen	None	None	N/A
Tod K. Reichert	None	None	N/A
Officers and Directors as a group (8 persons)	2,215	*

*	Less than 1.0%.

(1)
The dollar ranges are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000 or over $100,000. The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our common stock as reported on The Nasdaq Global Select Market on June 6, 2019, times the number of shares beneficially owned.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. None of the reported shares held by our directors or officers are pledged as security.

(3)
Information is based on a Schedule 13G/A filed with the SEC on April 11, 2017. OFSAM is owned by Bilal Rashid, Jeffrey A. Cerny and other officers of OFS Capital Management, LLC, the Company’s investment adviser, and its affiliates. OFSAM votes its shares of the Company’s stock as determined by OFSAM’s Executive Committee, which is comprised of Richard Ressler and Mark Hauser, as well as Messrs. Rashid and Cerny. Neither of Messrs. Rashid or Cerny is a beneficial owner of the Company’s shares held by OFSAM for purposes of Section 13(d) of the Exchange Act.

DETERMINATION OF NET ASSET VALUE
The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.
In calculating the value of our investment assets each quarter, we will assess whether a sufficient number of market quotations are available or whether a sufficient number of indicative prices from pricing services or brokers or dealers have been received. Investments for which sufficient market quotations are available will be valued at such market quotations. Otherwise we undertake, on a quarterly basis, a valuation process as described below:

•
For each debt investment, a basic credit risk rating review process is completed. The risk rating on every credit facility is reviewed and either reaffirmed or revised by OFS Advisor’s investment committee.

•	Each portfolio company or investment is valued by OFS Advisor.

•	The preliminary valuations are documented and are then submitted to OFS Advisor’s investment committee for ratification.

•
Third-party valuation firm(s) provide valuation services as requested, by reviewing the investment committee’s preliminary valuations. OFS Advisor’s investment committee’s preliminary fair value conclusions on each of our assets for which sufficient market quotations are not readily available is reviewed and assessed by a third-party valuation firm at least once in every 12-month period, and more often as determined by the audit committee of our Board or required by our valuation policy. Such valuation assessment may be in the form of positive assurance, range of values or other valuation method based on the discretion of our Board.

•
The audit committee of the Board reviews the preliminary valuations of OFS Advisor’s investment committee and independent valuation firms and, if appropriate, recommends the approval of the valuations by the Board.

•
Our Board discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of OFS Advisor, the audit committee and, where appropriate, the respective independent valuation firm.

See “Risks - A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.”
We follow ASC Topic 820 for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:

•	Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.

•
Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data.

•	Level 3: Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.
The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
We assess the levels of the investments at each measurement date, and transfers between levels are recognized on the measurement date. All of our investments, which are measured at fair value, were categorized as Level 3 based upon the lowest level of significant input to the valuations. There were no transfers among Level 1, 2 and 3 for the years ended December 31, 2018, 2017, and 2016. The following sections describe the valuation techniques we used to measure different financial instruments at fair value and include the levels within the fair value hierarchy in which the financial instruments are categorized.
Each quarter, for investments for which unadjusted quoted prices in active markets are not available, we assesses whether market quotations, prices from pricing services or bids from brokers or dealers (collectively, "Indicative Prices") are available, as well as our ability to transact at such Indicative Prices. Investments for which sufficient Indicative Prices exist are generally valued consistent with such Indicative Prices. We periodically corroborate observed Indicative Prices with our actual investment purchase prices and/or other valuation techniques, such as the discounted cash flow method described below. Based on the corroborating analysis and the experience of our management in purchasing and selling these investments, we believe that these Indicative Prices may be reasonable indicators of fair value. In certain instances, we may partially rely on Indicative Prices when we determine such Indicative Prices are not of sufficient strength to rely on as the sole indication of fair value. In such instances, we apply a weighting factor to the Indicative Price and an alternative fair value analysis, typically a discounted cash flow analysis. The weighting factor placed on an Indicative Price is applied consistently based upon its relative strength, which considers, among other factors, and when available, the depth and liquidity of the Indicative Price. Weighting factors are not significant to the overall fair value measurement, but rather are applied to incorporate relevant market data when available.
In addition, each quarter, we assess whether an arm’s length transaction occurred in the same security, including the our new investments during the quarter, the cost of which (“Transaction Prices”), may be considered a reasonable indication of fair value for up to three months after the transaction date.
Due to the private nature of this marketplace (meaning actual transactions are not publicly reported), and the non-binding nature of the Indicative Prices, and the general inability to observe the input for the full length of the term of an investment, we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy.
In the absence of sufficient, actionable Indicative Prices or Transaction Prices, as an indication of fair value, and consistent with the policies and methodologies adopted by the Board, we perform detailed valuations of our debt and equity investments, including an analysis of our unfunded loan commitments, using both the market and income approaches as appropriate. There is no one methodology to estimate fair value and, in fact, for any one portfolio company, fair value is generally best expressed as a range of values. We may also engage one or more independent valuation firms(s) to conduct independent appraisals of our investments to develop the range of values, from which we derive a single estimate of value. Under the income approach, we typically prepare and analyze discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.
The primary method used to estimate the fair value of our debt investments is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, we may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The discounted cash flow approach to determining fair value (or a range of fair values) involves applying an appropriate discount rate(s) to the estimated future cash flows using various relevant factors depending on investment type, including the latest arm’s length or market transactions involving the subject security, a benchmark credit spread or other indication of market yields, and company performance. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods. The determination of fair value using these methodologies may take into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.
We changed the primary method used to value certain of our investments, primarily equity investments, as of December 31, 2016, from the income approach to the market approach, principally due to the nature of evidence available under the discounted cash flow method, and to better align with industry practice. We may also utilize an income approach when estimating the fair value of our equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach.
Under the market approach, we estimate the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, net income, revenues, or other relevant basis. The valuation based on the inputs determined to be the most reasonable and probable is used as the fair value of the investment, which may include a weighting factor applied to multiple valuation methods. In estimating the enterprise value of a portfolio company, we analyze various factors consistent with industry practice, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, financing transactions subsequent to the acquisition of the investment and anticipated financing transactions after the valuation date.
Application of these valuation methodologies involves a significant degree of judgment by management. Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, or otherwise are less liquid than publicly traded instruments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we might realize significantly less than the value at which such investment had previously been recorded. Our investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
Determinations in connection with offerings
In connection with future offering of shares of our common stock, our board of directors or an authorized committee thereof will be required to make a good faith determination that it is not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•
our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

•
the magnitude of the difference between (i) a value that our board of directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of our common stock to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DISTRIBUTION REINVESTMENT PLAN
We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.
No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to direct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
Stockholders who receive distributions in the form of stock are subject to the same U.S. federal tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com , by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator. Such termination will be effective immediately if the participant’s notice is received by the plan administrator not less than 10 days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the plan administrator’s Interactive Voice Response System at (800) 937-5449.
If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.
If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.
General
OFS Capital, LLC was formed as a Delaware limited liability company and converted to a corporation on November 7, 2012. Under the terms of our certificate of incorporation, our authorized stock consists of 100,000,000 shares of common stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.01 per share. Our common stock is quoted on The Nasdaq Global Select Market under the symbol “OFS.” The table below sets forth our capital stock as of June 6, 2019:

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.01 par value per share	100,000,000	—	13,361,134
Preferred Stock, $0.01 par value per share	2,000,000	—	—
Common Stock
All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.
Preferred Stock
Our certificate of incorporation authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (a) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, our asset coverage ratio, as defined in the 1940 Act, must equal at least 200% (or 150% if certain requirements are met) of gross assets less all liabilities and indebtedness not represented by senior securities (which include all of our borrowings and any preferred stock), and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions, although we have no present intent to issue any shares of preferred stock.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (a) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, relating to unlawful payment of distributions or unlawful stock purchases or redemption of stock or (d) for any transaction from which the director derives an improper personal benefit.
Our bylaws provide for the indemnification of any person to the full extent permitted by law as currently in effect or as may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.
Delaware Anti-Takeover Law
The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.
Number of Directors; Removal; Vacancies
Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to fill vacancies could make it more difficult for a third party to acquire, or discourage a third-party from seeking to acquire, control of us.
Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) by or at the direction of the board of directors, (b) pursuant to our notice of meeting or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only by or at the direction of the board of directors, and provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Action by Stockholders
Under the DGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting, unless the certificate of incorporation provides for stockholder action by less than unanimous written consent (which our certificate of incorporation does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposed until the next annual meeting.
Stockholder Meetings
Our certificate of incorporation and bylaws provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board, the vice chairman of the board, the president, the board of directors or stockholders who own of record a majority of the outstanding shares of each class of stock entitled to vote at the meeting. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.
Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.
The 1940 Act requires that (a) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, our asset coverage ratio, as defined in the 1940 Act, must equal at least 200% (or 150% if certain requirements are met) of gross assets less all liabilities and indebtedness not represented by senior securities (which include all of our borrowings and any preferred stock), and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions, although we have no present intent to issue any shares of preferred stock.
For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary relating to such series will describe:

•	the designation and number of shares of such series;

•
the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of distributions to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•
the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•
if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•
in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•
in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.
Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.
Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of OFS Capital and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default - Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.
A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.
The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150% if certain requirements are met) immediately after each such issuance. See "Regulation". In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors - Risks Related to Our Business and Structure - Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital. As a business development company, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.”
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
We expect that we will usually issue debt securities in book entry only form represented by global securities.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “- Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•
an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•
an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “- Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•
an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•
the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•
an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•
DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•
financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.
Termination of a Global Security
If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “- Issuance of Securities in Registered Form” above.
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment when Offices are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•
we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•
the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•
under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Approval
First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•
if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “- Changes Requiring Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•
for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance - Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions - Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•
if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•
we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•
we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•
if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•
we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions - Subordination.”
Form, Exchange and Transfer of Certificated Registered Securities
Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions - Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.
The Trustee under the Indenture
U.S. Bank National Association will serve as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

REGULATION
We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.
In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
We generally cannot issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and (2) our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.
The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. On October 12, 2016, we received the Order from the SEC to permit us to co-invest in portfolio companies with certain BDCs, registered investment companies and private funds managed by OFS Advisor, or any adviser that controls, is controlled by, or is under common control with, OFS Adviser and is registered as an investment adviser under the Advisers Act, in a manner consistent with our investment strategy as well as applicable law, including the terms and conditions of the Order. Pursuant to the Order, we are generally permitted to participate in a co-investment transaction if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors makes certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. We have applied for a new exemptive order (the “New Order”), which, if granted, would supersede the Order and would permit us greater flexibility to enter into co-investment transactions. There can be no assurance that we will obtain such new exemptive relief from the SEC.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company, or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses as they will be indirectly responsible for the costs and expenses of such companies. None of our investment policies are fundamental and may be changed without stockholder approval.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s assets, as defined by the 1940 Act. The principal categories of qualifying assets relevant to our business are the following:

(a)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States;

•
is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

◦
does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or

◦
is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the BDC has an affiliated person who is a director of the eligible portfolio company;

(b)	Securities of any eligible portfolio company which we control;

(c)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements;

(d)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company;

(e)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities; and

(f)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.
Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.
The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.
Managerial Assistance to Portfolio Companies
A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (a), (b) or (c) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although this may not be the sole method by which the BDC satisfies the requirement to make available managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. With respect to an SBIC, making available managerial assistance means the making of loans to a portfolio company.
Temporary Investments
Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets, as defined by the 1940 Act, are qualifying assets or temporary investments. We may invest in highly rated commercial paper, U.S. Government agency notes, and U.S. Treasury bills or repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for U.S. federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. OFS Advisor monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Warrants and Options
Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of OFS Capital and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.
Senior Securities
As a BDC, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage ratio for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Provisions of the SBCAA permit BDCs to be subject to a minimum asset coverage ratio of 150%, if specific conditions are satisfied, when issuing senior securities (i.e., the amount of debt may not exceed 66 2/3% of the value of our assets). As an approximation, prior to the enactment of the SBCAA, the most that a BDC could borrow for investment purposes was $1 for every $1 of investor equity. Now, for those BDCs that satisfy the SBCAA’s approval and disclosure requirements and become subject to the reduced asset coverage ratio, the BDC can borrow $2 for investment purposes for every $1 of investor equity.
The SBCAA provides that in order for a BDC whose common stock is traded on a national securities exchange to be subject to 150% asset coverage, the BDC must either obtain: (i) approval of the required majority of its non-interested directors who have no financial interest in the proposal, which would become effective one year after the date of such approval, or (ii) obtain stockholder approval (of more than 50% of the votes cast for the proposal at a meeting in which quorum is present), which would become effective on the first day after the date of such stockholder approval.
On May 3, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of the Board, approved the application of the modified asset coverage requirements and, as a result, the asset coverage ratio test applicable to us decreased from 200% to 150%, effective May 3, 2019. Additionally, we received exemptive relief from the SEC effective November 26, 2013, which allows us to exclude our SBA guaranteed debentures from the definition of senior securities in the statutory asset coverage ratio under the 1940 Act.
We may borrow money when the terms and conditions available are favorable to do so and are aligned with our investment strategy and portfolio composition. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our common stock.
For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to BDCs—Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital. As a BDC, we will need to raise additional capital, which will expose us to risks, including the typical risks associated with leverage.”
Codes of Ethics
We and OFS Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to either code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available, free of charge, on our website at www.ofscapital.com. The code of ethics is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to OFS Advisor. The proxy voting policies and procedures of OFS Advisor are set out below. The guidelines are reviewed periodically by OFS Advisor and our directors who are not

“interested persons,” and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to OFS Advisor.
Introduction
As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by our clients. In most cases we will vote in favor of proposals that we believe are likely to increase the economic value of the underlying portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative effect on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.
Our proxy voting decisions are made by those senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that (1) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts to our client, including with respect to OFS Capital, those directors who are not interested persons and we may request guidance from such persons on how to vote such proxies for their account.
Proxy Voting Records
You may obtain information about how we voted proxies for the Company free of charge, by making a written request for proxy voting information to: OFS Capital Corporation, 10 S. Wacker Drive, Suite 2500, Chicago, Illinois 60606, Attention: Investor Relations, or by calling OFS Capital Corporation at (847) 734-2000. The SEC also maintains a website at http://www.sec.gov that contains such information.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to nonpublic personal information about our stockholders to employees of OFS Advisor and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.
Compliance with the Sarbanes-Oxley Act of 2002 and the Nasdaq Global Select Market Corporate Governance Regulations
The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
In addition, the Nasdaq Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.
Exemptive Relief

We are generally prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the BDC prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. Further, the 1940 Act generally prohibits BDCs from making certain negotiated co-investments with certain affiliates absent an order from the SEC permitting the BDC to do so. On October 12, 2016, we received the Order from the SEC to permit us to co-invest in portfolio companies with certain BDCs, registered investment companies and private funds managed by OFS Advisor or any adviser that controls, is controlled by, or is under common control with, OFS Adviser, and is registered as an investment adviser under the Advisers Act, in a manner consistent with our investment strategy as well as applicable law, including the terms and conditions of the Order. Pursuant to the Order, we are generally permitted to participate in a co-investment transaction if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors makes certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. The Order is subject to additional terms and conditions; there can be no assurance that we will be permitted to co-invest with certain of our affiliates other than in the circumstances currently permitted by regulatory guidance and in compliance with conditions of the Order. We have applied for the New Order which, if granted, would supersede the Order and would permit us greater flexibility to enter into co-investment transactions. There can be no assurance that we will obtain such new exemptive relief from the SEC.
The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, unless under the Order, we only expect to co-invest on a concurrent basis with certain funds advised by OFS Advisor when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and OFS Advisor’s allocation policy. If opportunities arise that would otherwise be appropriate for us and for another fund advised by OFS Advisor to invest in different securities of the same issuer, OFS Advisor will need to decide which fund will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which another fund advised by OFS Advisor has previously invested.
Small Business Investment Company Regulations
Our wholly owned subsidiary, SBIC I LP, is an SBIC and must maintain compliance with SBA regulations.
SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. The SBIC license allows SBIC I LP to receive SBA-guaranteed debenture funding, subject to the issuance of a leverage commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid without penalty twice each year on certain dates. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.
SBA regulations currently limit the amount that an SBIC may borrow to up to a maximum of $150 million (or $175 million with SBA approval) when it has at least $75 million in regulatory capital (or $87.5 million with approval to borrow up to $175 million), receives a leverage commitment from the SBA and has been through an examination by the SBA subsequent to licensing. For two or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350 million.
The investments of an SBIC are limited to loans to, and equity securities of, eligible small businesses. Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth (total assets less goodwill less total liabilities) not exceeding $19.5 million and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller concerns,” as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after U.S. federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative criteria to determine eligibility, which may include, among other things, the industry in which the business is engaged, the number of employees of the business, its gross sales, and the extent to which the SBIC is proposing to participate in a change of ownership of the business. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending, real estate or investing in companies outside of the United States, and from providing funds to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.
SBICs must invest idle funds that are not being used to make investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.
SBA regulations include restrictions on a “change of control” or other transfers of limited partnership interests in an SBIC. In addition, SBIC I LP may also be limited in its ability to make distributions to us if it does not have sufficient accumulated net profit, in accordance with SBA regulations.
SBIC I LP is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of the SBIC license and an SBA leverage commitment does not ensure that SBIC I LP will receive SBA guaranteed debenture funding, and such funding is dependent upon SBIC I LP’s continued compliance with SBA regulations and policies.
The SBA, as a creditor, will have a superior claim to the SBIC I LP’s assets over our stockholders in the event that SBIC I LP is liquidated or the SBA exercises its remedies under the SBA debentures issued by SBIC I LP in the event of a default.
Other
We are subject to periodic examination by the SEC for compliance with the Exchange Act, and the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to OFS Capital or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We and OFS Advisor each have adopted and implemented written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, will review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and have designated a chief compliance officer to be responsible for administering the policies and procedures.
Our internet address is www.ofscapital.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain material United States federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership, and disposition of our common stock, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including investors subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold notes as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax. This summary is limited to beneficial owners of our common stock that will hold such stock as a capital asset (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state, or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
This summary does not discuss the consequences of an investment in our subscription rights, debt securities, or warrants representing rights to purchase shares of our preferred stock, common stock, or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.
A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:

•
A citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•
A corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•
A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	An estate, the income of which is subject to United States federal income taxation regardless of its source.
A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a partnership for United States federal income tax purposes or a U.S. stockholder.
If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partnership should consult its own tax advisors with respect to the tax considerations to its partners of the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment our shares will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
We have elected to be taxed as a RIC under Subchapter M of the Code. As a RIC, we are not required to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our otherwise taxable earnings and profits. To maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements, as described below. In addition, to receive RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income” as defined by the Code (“ICTI”), which is generally our net ordinary income plus our net short-term capital gains in excess of net long-term capital losses, if any (the “Annual Distribution Requirement”). The excess of net long-term capital gains over net short-term capital losses, if any (“Net Capital Gains”), are not a component of the Annual Distribution Requirement, but impacts taxable income if not distributed as discussed below.

Taxation as a RIC
If we:

•	maintain our qualification as a RIC; and

•	satisfy the Annual Distribution Requirement;
then we will not be subject to U.S. federal income tax on the portion of our ICTI or Net Capital Gains we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any ICTI or Net Capital Gain not distributed (or deemed distributed) to our stockholders.
We are also subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year (or, if we so elect, for that calendar year) and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirement”). We may choose to retain a portion of our ordinary income and/or capital gain net income in any year and pay the 4% U.S. federal excise tax on the retained amounts.
In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities, or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as such term is defined in the Code (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our assets and 10% of the outstanding voting securities of such issuer; and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that we control (as determined under applicable tax rules) and that are engaged in the same, similar or related trades or businesses or of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income taxes, franchise taxes, or withholding liabilities.
We are required to recognize ICTI in circumstances in which we have not received a corresponding payment in cash. For example, we hold debt obligations that are treated under applicable tax rules as issued with original issue discount (“OID”) and debt instruments with PIK interest, and we must include in ICTI each year the portion of the OID and PIK interest that accrues for that year (as it accrues over the life of the obligation), irrespective of the fact the cash representing such income is received by us in that taxable year. The continued recognition of non-cash ICTI may cause difficulty in meeting the Annual Distribution Requirement. We may be required to sell investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities to meet this requirement. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
Some of the income and fees that we recognize would result in ICTI that would not be “qualifying income” for the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we recognize such income and fees directly or indirectly through one or more entities taxed as corporations for U.S. federal income tax purposes. Such corporations are required to pay U.S. corporate income tax on their earnings, which ultimately reduces our return on such income and fees.
We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the

Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
In addition, we will be partially dependent on our subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Some of our subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations, from making certain distributions to us that may be necessary to maintain our tax treatment as a RIC. We may have to request a waiver of the SBA’s restrictions for our subsidiaries to make certain distributions to maintain our RIC tax treatment. We cannot assure you that the SBA will grant such waiver. If our subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify for tax treatment as a RIC, which would result in us becoming subject to corporate-level federal income tax.
Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise qualify for the dividends received deduction or constitute qualified dividend income as ineligible for such treatment, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be considered “qualifying income” for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.
The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.
A RIC is limited in its ability to deduct expenses in excess of its ICTI. If our expenses in a given year exceed gross taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset ICTI, not Net Capital Gains. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.
Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.
If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.
Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders.
Taxation of U.S. Stockholders
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our ICTI will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income,” or Qualifying Dividends, eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term gains, provided certain holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be Qualifying Dividends. Distributions of our Net Capital Gains, properly reported by us as “capital gain dividends”, will be taxable to a U.S. stockholder as long-term capital gains which are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her, or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
We may decide to retain some or all of our Net Capital Gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her, or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations, or refunded to the extent it exceeds the stockholder’s liability for federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise not required to file a federal income tax return would be required to file a federal income tax return on the appropriate form to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her, or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our ICTI as a “deemed distribution.”
In accordance with certain applicable Treasury regulations and published guidance by the IRS, a publicly offered RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among the shareholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such shareholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, may be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her, or its investment.
A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her, or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her, or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition, in which case the basis of the shares acquired will be adjusted to reflect the disallowed loss.
In general, individual U.S. stockholders currently are subject to a reduced maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
We will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
We may be required to withhold federal income tax, or backup withholding, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.
As discussed in more detail below, under “Taxation of Non-U.S. Stockholders,” U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends if certain disclosure requirements related to U.S. accounts are not satisfied.
Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan through which dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder’s account.
Taxation of Non-U.S. Stockholders
Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.
Distributions of our ICTI to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
However, no withholding is required with respect to certain distributions if: (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends, and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding.
Actual or deemed distributions of our Net Capital Gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) the Non-U.S. stockholder is an individual that is present in the United States for 183 days or more during the taxable year.
If we distribute our Net Capital Gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.
Legislation commonly referred to as “FATCA” imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that either fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have U.S. persons as substantial owners), or that reside in jurisdictions that have not entered into intergovernmental agreements with the United States to provide such information. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.
A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a RIC
If we are unable to maintain our qualification as a RIC, we will be subject to tax on all of our ICTI and Net Capital Gains at regular corporate rates; we would not receive a dividend deduction for any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income that would, for qualifying non-corporate U.S. stockholders, be eligible for the current 20% maximum rate to the extent of our current and accumulated earnings and profits (subject to limitations under the Code). Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis (reducing that basis accordingly), and any remaining distributions would be treated as a capital gain. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a RIC in a subsequent year.

PLAN OF DISTRIBUTION
We may offer, from time to time, in one or more offerings or series, up to $200 million of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. There is $151,475,000 of securities available for issuance under this prospectus as a result of our issuance of $48,525,000 in aggregate principal amount of 6.50% notes in October 2018. We may sell the securities directly or through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.
In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on the Nasdaq Global Select Market may engage in passive market making transactions in our common stock on the Nasdaq Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the Nasdaq Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is One Federal Street, 3 rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC serves as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, OFS Advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. OFS Advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While OFS Advisor generally seeks reasonably competitive trade execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, OFS Advisor may select a broker based upon brokerage or research services provided to OFS Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if OFS Advisor determines in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2018, 2017 and 2016, we did not pay any brokerage commissions.

LEGAL MATTERS
Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP ("BDO"), our former independent registered public accounting firm, has audited the consolidated financial statements as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018. We have included our financial statements in this prospectus and elsewhere in the registration statement in reliance on such report, given on their authority as experts in accounting and auditing. The principal business address of BDO USA, LLP is 330 N. Wabash Ave, Suite 3600, Chicago, IL 60610.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On March 15, 2019, our Board dismissed BDO as our independent registered public accounting firm. The Board’s decision to dismiss BDO was recommended by the audit committee of the Board.
BDO served as our independent registered public accounting firm for the fiscal years ended December 31, 2018 and 2017. The audit reports of BDO on our consolidated financial statements as of and for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of BDO on the effectiveness of internal control over financial reporting as of December 31, 2018 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of BDO on the effectiveness of internal control over financial reporting as of December 31, 2017 was an adverse opinion due to the material weakness identified regarding our internal controls related to the reliability of financial information reported by portfolio companies that is used as financial inputs in our investment valuations as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the SEC on March 12, 2018.
During our two most recent fiscal years and the subsequent period preceding March 15, 2019, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of such disagreements in connection with its reports, nor were there any “reportable events”, as such term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act.
On March 15, 2019, upon the recommendation of the audit committee, the Board approved the engagement of KPMG LLP (“KPMG”) to serve as our independent registered accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2019. KPMG's principal business address is 200 E. Randolph St., Suite 5500, Chicago, IL, 60601.
During the two most recent fiscal years and through March 15, 2019, the date of the engagement of KPMG, we did not, nor did any person acting on our behalf, consult with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.
We will file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at http://www.ofscapitalcorp.com and make all of our periodic and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov . Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Index to Financial Statements
OFS Capital Corporation and Subsidiaries

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Assets and Liabilities
(Dollar amounts in thousands, except per share data)

	March 31, 2019	December 31, 2018
	(unaudited)
Assets
Investments, at fair value:
Non-control/non-affiliate investments (amortized cost of $323,794 and $312,223, respectively)	$310,090	$297,749
Affiliate investments (amortized cost of $120,199 and $90,751, respectively)	117,431	89,103
Control investment (amortized cost of $10,368 and $10,337, respectively)	10,146	9,945
Total investments at fair value (amortized cost of $454,361 and $413,311, respectively)	437,667	396,797
Cash	15,156	38,172
Interest receivable	3,787	2,787
Prepaid expenses and other assets	3,592	3,665
Total assets	$460,202	$441,421

Liabilities
Revolving line of credit	$35,750	$12,000
SBA debentures (net of deferred debt issuance costs of $2,188 and $2,280, respectively)	147,692	147,600
Unsecured notes (net of deferred debt issuance costs of $3,176 and $3,299 respectively)	95,349	95,226
Interest payable	1,478	2,791
Payable to adviser and affiliates (Note 3)	3,767	3,700
Payable for investments purchased	1,027	4,151
Accrued professional fees	662	637
Other liabilities	219	293
Total liabilities	285,944	266,398

Commitments and contingencies (Note 6)

Net assets
Preferred stock, par value of $0.01 per share, 2,000,000 shares authorized, -0- shares issued and outstanding as of March 31, 2019, and December 31, 2018, respectively	$—	$—
Common stock, par value of $0.01 per share, 100,000,000 shares authorized, 13,361,134 and 13,357,337 shares issued and outstanding as of March 31, 2019, and December 31, 2018, respectively	134	134
Paid-in capital in excess of par	187,604	187,540
Total distributable earnings (losses)	(13,480)	(12,651)
Total net assets	174,258	175,023

Total liabilities and net assets	$460,202	$441,421

Number of shares outstanding	13,361,134	13,357,337
Net asset value per share	$13.04	$13.10
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Operations (unaudited)
(Dollar amounts in thousands, except per share data)

	Three Months Ended March 31,
	2019	2018
Investment income
Interest income:
Non-control/non-affiliate investments	$8,642	$5,758
Affiliate investments	2,333	2,085
Control investment	259	239
Total interest income	11,234	8,082
Payment-in-kind interest and dividend income:
Non-control/non-affiliate investments	97	224
Affiliate investments	252	461
Control investment	27	27
Total payment-in-kind interest and dividend income	376	712
Dividend income:
Affiliate investments	173	130
Control investment	—	33
Total dividend income	173	163
Fee income:
Non-control/non-affiliate investments	342	26
Affiliate investments	205	2
Control investment	15	18
Total fee income	562	46
Total investment income	12,345	9,003
Expenses
Interest and financing expense	3,455	1,634
Management fee	1,843	1,360
Incentive fee	1,163	736
Professional fees	535	201
Administration fee	437	583
Other expenses	84	695
Total expenses before incentive fee waiver	7,517	5,209
Incentive fee waiver (see Note 3)	—	(22)
Total expenses, net of incentive fee waiver	7,517	5,187
Net investment income	4,828	3,816

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on non-control/non-affiliate investments	(804)	461
Net realized loss on affiliate investments	—	(541)
Net unrealized appreciation (depreciation) on non-control/non-affiliate investments	658	(1,563)
Net unrealized appreciation (depreciation) on affiliate investments	(1,120)	1,245
Net unrealized appreciation on control investment	170	75

Net loss on investments	(1,096)	(323)

Net increase in net assets resulting from operations	$3,732	$3,493

Net investment income per common share – basic and diluted	$0.36	$0.29
Net increase in net assets resulting from operations per common share – basic and diluted	$0.28	$0.26
Distributions declared per common share	$0.34	$0.71
Basic and diluted weighted average shares outstanding	13,357,464	13,340,502
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Changes in Net Assets (unaudited)
(Dollar amounts in thousands)

	Preferred stock		Common Stock
	Number of shares	Par value	Number of shares	Par value	Paid-in capital in excess of par	Total distributable earnings (losses)	Total net assets
Balances at January 1, 2018	—	—	13,340,217	$133	$187,398	$805	$188,336
Net increase in net assets resulting from operations:
Net investment income	—	—	—	—	—	3,816	3,816
Net realized loss on investments	—	—	—	—	—	(80)	(80)
Net unrealized depreciation on investments	—	—	—	—	—	(243)	(243)
Tax reclassifications of permanent differences	—	—	—	—	18	(18)	—
Distributions to stockholders:
Common stock issued from reinvestment of stockholder distributions	—	—	8,557	—	96	—	96
Dividends declared	—	—	—	—	—	(9,472)	(9,472)
Total increase (decrease) for the period ended March 31, 2018	—	—	8,557	—	114	(5,997)	(5,883)
Balances at March 31, 2018	—	—	13,348,774	$133	$187,512	$(5,192)	$182,453

Balances at January 1, 2019	—	—	13,357,337	$134	$187,540	$(12,651)	$175,023
Net increase in net assets resulting from operations:
Net investment income	—	—	—	—	—	4,828	4,828
Net realized loss on investments	—	—	—	—	—	(804)	(804)
Net unrealized depreciation on investments	—	—	—	—	—	(292)	(292)
Tax reclassifications of permanent differences	—	—	—	—	19	(19)	—
Distributions to stockholders:
Common stock issued from reinvestment of stockholder distributions	—	—	3,797	—	45	—	45
Dividends declared	—	—	—	—	—	(4,542)	(4,542)
Total increase (decrease) for the period ended March 31, 2019	—	—	3,797	—	64	(829)	(765)
Balances at March 31, 2019	—	—	13,361,134	$134	$187,604	$(13,480)	$174,258
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Cash Flows (unaudited)
(Dollar amounts in thousands)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities
Net increase in net assets resulting from operations	$3,732	$3,493
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized loss on investments	804	80
Net unrealized depreciation on investments	292	243
Amortization of Net Loan Fees	(178)	(275)
Payment-in-kind interest and dividend income	(377)	(712)
Accretion of interest income on structured-finance notes	(467)	—
Amortization of debt issuance costs	277	144
Amortization of intangible asset	49	49
Purchase and origination of portfolio investments	(63,630)	(98,208)
Proceeds from principal payments on portfolio investments	6,013	13,025
Proceeds from sale or redemption of portfolio investments	16,328	28,203
Proceeds from distributions received from portfolio investments	433	—
Changes in operating assets and liabilities:
Interest receivable	(1,000)	(181)
Interest payable	(1,313)	(1,186)
Payable to adviser and affiliates	67	361
Other assets and liabilities	(3,297)	137
Net cash used in operating activities	(42,267)	(54,827)

Cash flows from financing activities
Distributions paid to stockholders	(4,496)	(9,376)
Borrowings under revolving line of credit	36,500	46,250
Repayments under revolving line of credit	(12,750)	(22,900)
Payment of debt issuance costs	—	(173)
Repurchases of common stock under Stock Repurchase Program	(3)	—
Net cash provided by financing activities	19,251	13,801
Net decrease in cash	(23,016)	(41,026)
Cash — beginning of period	38,172	72,952
Cash — end of period	$15,156	$31,926

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$4,491	$2,676
Reinvestment of stockholder common stock	45	96
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited)
March 31, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Non-control/Non-affiliate Investments
Debt and Equity Investments
Baymark Health Services, Inc.	Outpatient Mental Health & Sub. Abuse Centers
Senior Secured Loan		10.74%	(L +8.25%)	3/22/2018	3/1/2025	$4,000	$3,966	$3,960	2.3%

Brookfield WEC Holdings Inc.,	Business to Business Electronic Markets
Senior Secured Loan		9.25%	(L +6.75%)	12/6/2018	8/3/2026	1,959	1,959	1,969	1.1

Carolina Lubes, Inc. (4)	Automotive Oil Change and Lubrication Shops
Senior Secured Loan (8)		10.61%	(L +7.82%)	8/23/2017	8/23/2022	20,696	20,572	20,920	12.0
Senior Secured Loan (Revolver)		0.25% (18)	(L +7.25%)	8/23/2017	8/23/2022	—	(10)	—	—
						20,696	20,562	20,920	12.0
Cenexel Clinical Research Inc. (f/k/a JBR Clinical Research, Inc.) (4) (8)	Research and Development in the Social Sciences and Humanities
Senior Secured Loan		10.61%	(L +7.79%)	8/2/2018	8/2/2023	22,419	22,283	22,059	12.8

Cirrus Medical Staffing, Inc. (4)	Temporary Help Services
Senior Secured Loan		10.85%	(L +8.25%)	3/5/2018	10/19/2022	12,835	12,699	12,573	7.2
Senior Secured Loan (Revolver)		10.85%	(L +8.25%)	3/5/2018	10/19/2022	26	26	25	—
						12,861	12,725	12,598	7.2
Community Intervention Services, Inc. (4) (6) (10) (11)	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan		7.0% cash / 6.0% PIK	N/A	7/16/2015	1/16/2021	9,196	7,639	—	—

Confie Seguros Holdings II Co.	Insurance Agencies and Brokerages
Senior Secured Loan		11.13%	(L +8.50%)	7/7/2015	11/1/2025	9,678	9,495	9,417	5.4

Constellis Holdings, LLC	Other Justice, Public Order, and Safety Activities
Senior Secured Loan		11.74%	(L +9.00%)	4/28/2017	4/21/2025	9,950	9,836	9,442	5.4

Convergint Technologies	Security Systems Services (except Locksmiths)

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) - Continued
March 31, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Senior Secured Loan		9.25%	(L +6.75%)	9/28/2018	2/2/2026	$3,481	$3,424	$3,433	2.0%

Davis Vision, Inc.	Direct Health and Medical Insurance Carriers
Senior Secured Loan		9.25%	(L +6.75%)	7/17/2018	12/1/2025	5,854	5,705	5,749	3.3

DuPage Medical Group	Offices of Physicians, Mental Health Specialists
Senior Secured Loan		9.49%	(L +7.00%)	8/22/2017	8/15/2025	10,099	10,181	10,079	5.8

Eblens Holdings, Inc.	Shoe Store
Subordinated Loan (11)		12.0% cash / 1.0% PIK	N/A	7/13/2017	1/13/2023	8,942	8,881	8,843	5.1
Common Equity (71,250 Class A units) (10)				7/13/2017			713	813	0.5
						8,942	9,594	9,656	5.6
Elgin Fasteners Group	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		9.10%	(L +6.50%)	10/31/2011	8/27/2018	3,591	3,591	3,427	2.0

Envocore Holding, LLC (FKA LRI Holding, LLC) (4)	Electrical Contractors and Other Wiring Installation Contractors
Senior Secured Loan		11.85%	(L +9.25%)	6/30/2017	6/30/2022	17,112	16,993	15,760	9.0
Preferred Equity (238,095 Series B units) (10)				6/30/2017			300	74	—
Preferred Equity (13,315 Series C units) (10)				8/13/2018			13	15	—
						17,112	17,306	15,849	9.0
Excelin Home Health, LLC	Home Health Care Services
Senior Secured Loan		12.10%	(L +9.50%)	10/25/2018	4/25/2024	4,250	4,172	4,161	2.4

GGC Aerospace Topco L.P.	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Senior Secured Loan		11.37%	(L +8.75%)	12/29/2017	9/8/2024	5,000	4,898	4,000	2.3
Common Equity (368,852 Class A units) (10)				12/29/2017			450	140	0.1
Common Equity (40,984 Class B units) (10)				12/29/2017			50	6	—
						5,000	5,398	4,146	2.4
GOBP Holdings, Inc.,	Supermarkets and Other Grocery (except Convenience) Stores

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) - Continued
March 31, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Senior Secured Loan		9.85%	(L +7.25%)	10/17/2018	10/22/2026	$1,400	$1,387	$1,403	0.8%

Hyland Software, Inc.	Software Publishers
Senior Secured Loan		6.00%	(L +3.50%)	10/24/2018	7/1/2024	173	173	173	0.1
Senior Secured Loan		9.50%	(L +7.00%)	10/24/2018	7/7/2025	2,601	2,619	2,598	1.5
						2,774	2,792	2,771	1.6
Inergex Holdings, LLC	Other Computer Related Services
Senior Secured Loan		9.80%	(L +7.00%)	10/1/2018	10/1/2024	13,092	12,911	12,790	7.3
Senior Secured Loan (Revolver)		11.50%	(Prime + 6.00%)	10/1/2018	10/1/2024	516	490	504	0.3
						13,608	13,401	13,294	7.6
Institutional Shareholder Services Inc.	Administrative Management and General Management Consulting Services
Senior Secured Loan		11.12%	(L +8.50%)	3/4/2019	3/5/2027	6,244	6,058	6,058	3.5

MAI Holdings, Inc. (4)	Printing Machinery and Equipment Manufacturing
Senior Secured Loan		9.50%	N/A	6/21/2018	6/1/2023	5,000	5,000	2,950	1.7

My Alarm Center, LLC (4) (10) (13)	Security Systems Services (except Locksmiths)
Preferred Equity (1,485 Class A units), 8% PIK				7/14/2017			1,571	1,221	0.7
Preferred Equity (1,198 Class B units)				7/14/2017			1,198	—	—
Preferred Equity (335 Class Z units)				9/12/2018			325	1,038	0.6
Common Equity (64,149 units)				7/14/2017			—	—	—
							3,094	2,259	1.3
Online Tech Stores, LLC (4)	Stationary & Office Supply Merchant Wholesaler
Subordinated Loan		10.50% cash / 1.0% PIK	N/A	2/1/2018	8/1/2023	16,188	15,936	16,121	9.3

OnSite Care, PLLC (4) (8)	Home Health Care Services
Senior Secured Loan		10.34%	(L +7.83%)	8/10/2018	8/10/2023	7,100	7,038	6,994	4.0

Parfums Holding Company, Inc.	Cosmetics, Beauty Supplies, and Perfume Stores

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) - Continued
March 31, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Senior Secured Loan		11.36%	(L +8.75%)	11/16/2017	6/30/2025	$6,320	$6,333	$6,352	3.6%

Pelican Products, Inc.	Unlaminated Plastics Profile Shape Manufacturing
Senior Secured Loan		10.23%	(L +7.75%)	9/24/2018	5/1/2026	6,055	6,060	5,982	3.4

Performance Team LLC (4)	General Warehousing and Storage
Senior Secured Loan		12.50%	(L +10.00%)	5/24/2018	11/24/2023	20,300	20,128	20,502	11.8

PM Acquisition LLC	All Other General Merchandise Stores
Senior Secured Loan		11.50% cash / 2.5% PIK	N/A	9/30/2017	10/29/2021	5,497	5,424	5,195	3.0
Common Equity (499 units) (10) (13)				9/30/2017			499	107	0.1
						5,497	5,923	5,302	3.1
Resource Label Group, LLC	Commercial Printing (except Screen and Books)
Senior Secured Loan		11.30%	(L +8.50%)	6/7/2017	11/26/2023	4,821	4,769	4,739	2.7

Rocket Software, Inc.	Software Publishers
Senior Secured Loan		6.75%	(L +4.25%)	11/20/2018	11/28/2025	670	667	670	0.4
Senior Secured Loan		10.75%	(L +8.25%)	11/20/2018	11/19/2026	6,275	6,165	6,319	3.6
						6,945	6,832	6,989	4.0
RPLF Holdings, LLC (10) (13)	Software Publishers
Common Equity (254,110 Class A units)				1/17/2018			254	285	0.2

Sentry Centers Holdings, LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan (15)		13.50%	(L +11.50%)	1/25/2016	7/24/2020	8,850	8,805	8,757	5.0
Common Equity (5,000 Series C units) (10) (13)				3/31/2014		—	500	1,160	0.7
						8,850	9,305	9,917	5.7
Southern Technical Institute, LLC (4) (6) (10)	Colleges, Universities, and Professional Schools
Subordinated Loan		6.00% PIK	N/A	6/27/2018	12/31/2021	$1,540	$—	$—	—%
Other				6/27/2018			—	—	—
						1,540	—	—	—

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) - Continued
March 31, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Spring Education Group, Inc. (F/K/A SSH Group Holdings, Inc.,)	Child Day Care Services
Senior Secured Loan		6.75%	(L +4.25%)	7/26/2018	7/30/2025	979	977	951	0.5
Senior Secured Loan		10.75%	(L +8.25%)	7/26/2018	7/30/2026	7,216	7,150	7,122	4.1
						8,195	8,127	8,073	4.6
Stancor, L.P. (4)	Pump and Pumping Equipment Manufacturing
Preferred Equity (1,250,000 Class A units), 8% PIK (10)				8/19/2014			1,501	1,350	0.8

STS Operating, Inc.	Industrial Machinery and Equipment Merchant Wholesalers
Senior Secured Loan		6.75%	(L +4.25%)	5/16/2018	12/11/2024	637	635	629	0.4
Senior Secured Loan		10.50%	(L +8.00%)	5/15/2018	4/30/2026	9,073	9,068	8,936	5.1
						9,710	9,703	9,565	5.5
The Escape Game, LLC (4)	Other amusement and recreation industries
Senior Secured Loan		11.25%	(L +8.75%)	12/22/2017	12/22/2022	7,000	6,961	6,843	3.9
Senior Secured Loan (Delayed Draw)		11.25%	(L +8.75%)	7/20/2018	12/22/2022	6,067	6,067	5,931	3.4
						13,067	13,028	12,774	7.3
Truck Hero, Inc.	Truck Trailer Manufacturing
Senior Secured Loan		10.75%	(L +8.25%)	5/30/2017	4/21/2025	7,014	6,978	6,895	4.0

United Biologics Holdings, LLC (4) (10)	Medical Laboratories
Preferred Equity (151,787 units)				4/16/2013			9	20	—
Warrants (29,374 units)				7/26/2012	3/5/2022		82	18	—
						—	91	38	—
Wastebuilt Environmental Solutions, LLC. (4)	Industrial Supplies Merchant Wholesalers
Senior Secured Loan		11.35%	(L +8.75%)	10/11/2018	10/11/2024	7,000	6,865	6,878	3.9

Total Debt and Equity Investments						306,716	308,439	294,356	169.1

Structured Finance Note Investments (7)
Elevation CLO 2017-7. Ltd

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) - Continued
March 31, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Subordinated Notes		15.27% (9)		2/6/2019	7/15/2030 (17)	10,000	7,781 (16)	7,700	4.4

Flatiron CLO 18, Ltd
Subordinated Notes		17.77% (9)		1/2/2019	4/17/2031 (17)	9,680	7,574 (16)	8,034	4.6

Total Structured Finance Note Investments						19,680	15,355	15,734	9.0

Total Non-control/Non-affiliate Investments						326,396	323,794	310,090	178.1
Affiliate Investments
3rd Rock Gaming Holdings, LLC	Software Publishers
Senior Secured Loan		10.30%	(L +7.50%)	3/13/2018	3/12/2023	21,500	21,244	20,231	11.6
Common Equity (2,547,250 units) (10) (13)				3/13/2018			2,547	1,245	0.7
						21,500	23,791	21,476	12.3
Chemical Resources Holdings, Inc.	Custom Compounding of Purchased Resins
Senior Secured Loan (4)		10.88%	(L +8.05%)	1/25/2019	1/25/2024	13,743	13,564	13,565	7.8
Common Equity (1,832 Class A shares) (10) (13)				1/25/2019			1,813	1,813	1.0
						13,743	15,377	15,378	8.8
Contract Datascan Holdings, Inc. (4)	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		11.50%	N/A	8/5/2015	2/5/2021	8,000	7,991	8,000	4.6
Preferred Equity (3,061 Series A shares), 10% PIK				8/5/2015			5,102	6,677	3.8
Common Equity (11,273 shares) (10)				6/28/2016			104	—	—
						8,000	13,197	14,677	8.4
DRS Imaging Services, LLC	Data Processing, Hosting, and Related Services
Senior Secured Loan (4) (8)		12.23%	(L +9.39%)	3/8/2018	11/20/2023	10,864	10,780	10,657	6.1
Common Equity (453 units) (10) (13)				3/8/2018			1,135	1,657	1.0
						10,864	11,915	12,314	7.1
Master Cutlery, LLC (4) (6) (10)	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan (11)		13.00%	N/A	4/17/2015	4/17/2020	$5,403	$4,764	$732	0.4%
Preferred Equity (3,723 Series A units), 8% PIK				4/17/2015			3,483	—	—

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) - Continued
March 31, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Common Equity (15,564 units)				4/17/2015			—	—	—
						5,403	8,247	732	0.4
NeoSystems Corp. (4)	Other Accounting Services
Preferred Equity (521,962 convertible shares), 10% PIK				8/14/2014			1,575	2,250	1.3

Pfanstiehl Holdings, Inc. (4)	Pharmaceutical Preparation Manufacturing
Subordinated Loan		10.50%	N/A	1/1/2014	9/29/2022	3,788	3,813	3,788	2.2
Common Equity (400 Class A shares)				1/1/2014			217	8,960	5.1
						3,788	4,030	12,748	7.3
Professional Pipe Holdings, LLC	Plumbing, Heating, and Air-Conditioning Contractors
Senior Secured Loan		8.75% cash / 1.50% PIK	(L +8.75%)	3/23/2018	3/23/2023	7,543	7,422	7,294	4.2
Common Equity (1,414 Class A units) (10)				3/23/2018			1,414	1,753	1.0
						7,543	8,836	9,047	5.2
TRS Services, LLC (4) (11)	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		11.25% cash / 1.00% PIK	(L +8.75%)	12/10/2014	3/16/2020	14,666	14,627	14,181	8.1
Preferred Equity (329,266 Class AA units), 15% PIK				6/30/2016			483	453	0.3
Preferred Equity (3,000,000 Class A units), 11% PIK (10)				12/10/2014			3,374	—	—
Common Equity (3,000,000 units) (10)				12/10/2014			572	—	—
						14,666	19,056	14,634	8.4
TTG Healthcare, LLC	Diagnostic Imaging Centers
Senior Secured Loan (4)		11.49%	(L +9.00%)	3/1/2019	3/1/2024	12103	11,866	11,866	6.8
Preferred Equity ( 2,309 Class B units) (10) (13)				3/1/2019			2,309	2,309	1.3
						12,103	14,175	14,175	8.1
Total Affiliate Investments						97,610	120,199	117,431	67.3
Control Investment
MTE Holding Corp. (4)	Travel Trailer and Camper Manufacturing

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) - Continued
March 31, 2019
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Subordinated Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		14.10% cash / 1.5% PIK	(L +11.50%)	11/25/2015	11/25/2020	$7,323	$7,299	$7,322	4.2%
Common Equity (554 shares)				11/25/2015			3,069	2,824	1.6
						7,323	10,368	10,146	5.8
Total Control Investment						7,323	10,368	10,146	5.8

Total Investments						$431,329	$454,361	$437,667	251.2%

(1)
Equity ownership may be held in shares or units of companies affiliated with the portfolio company. The Company's investments are generally classified as "restricted securities" as such term is defined under Regulation S-X Rule 6-03(f) or Securities Act Rule 144.

(2)
Substantially all of the investments that bear interest at a variable rate are indexed to LIBOR (L), and reset monthly, quarterly, or semi-annually. Variable-rate loans with an aggregate cost of $344,896 include LIBOR reference rate floor provisions of generally 1% to 2%; at March 31, 2019, the reference rate on all such instruments was above the stated floors. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at March 31, 2019. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)	Fair value was determined using significant unobservable inputs for all of the Company's investments. See Note 5 for further details.

(4)	Investments (or portion thereof) held by SBIC I LP. All other investments pledged as collateral under the PWB Credit Facility.

(5)
Elgin Fasteners Group became contractually due on August 27, 2018. The lending group entered into a forbearance agreement to extend the maturity through September 26, 2019. The investment shall continue to accrue interest as the borrower has continued to make interest and amortization payments.

(6)	Investment was on non-accrual status as of March 31, 2019, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 4 for further details.

(7)
Structured Finance Notes are considered CLO subordinated debt positions. CLO subordinated debt positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(8)
The Company has entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The table below provides additional details as of March 31, 2019:

Portfolio Company	Reported Interest Rate	Interest Rate per Credit Agreement	Additional Interest per Annum
Carolina Lubes, Inc.	10.61%	10.05%	0.56%
Cenexel Clinical Research Inc. (F/K/A JBR Clinical Research, Inc.)	10.61%	9.05%	1.56%
Chemical Resources Holdings, Inc.	10.88%	8.77%	2.11%
DRS Imaging Services, LLC	12.23%	10.80%	1.43%
OnSite Care, PLLC	10.34%	8.74%	1.60%

(9)
The rate disclosed is an estimated effective yield based upon the current projection of the amount and timing of distributions in addition to the estimated amount and timing of terminal principal payments. Effective yields for the Company's Structured Finance Note investments are monitored and evaluated at each reporting date. The estimated yield and investment cost may ultimately not be realized.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) - Continued
March 31, 2019
(Dollar amounts in thousands)

(10)	Non-income producing.
(11)The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of March 31, 2019:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Eblens Holdings, Inc.	Subordinated Loan	0% or 1.00%	13.00% or 12.00%	1.00%
Master Cutlery, LLC	Senior Secured Loan	0% to 13.00%	13.00% to 0%	13.00%
TRS Services, LLC	Senior Secured Loan	0% or 1.00%	10.84% or 1.00%	1.00%

(12)	Represents expiration date of the warrants.

(13)	All or portion of investment held by a wholly-owned subsidiary subject to income tax.

(14)
The PIK provision is reset at the beginning of each interest period equal to the excess of reference rate over the reference rate floor of 1.00%. The PIK interest rate in the schedule represents the current PIK interest rate in effect.

(15)	Maximum interest rate allowable under the terms of this investment is 13.50%.

(16)	Amortized cost reflects accretion of effective yield less any cash distributions received or entitled to be received from Structured Finance Note investments.

(17)
Maturity represents the contractual maturity date of the Structured Finance Notes. Expected maturity and cash flows, not contractual maturity and cash flows, were utilized in deriving the effective yield of the investments.

(18)	Commitment fee on undrawn funds.

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 1. Organization
OFS Capital Corporation, a Delaware corporation, is an externally managed, closed-end, non-diversified management investment company. The Company has elected to be regulated as a BDC under the 1940 Act. In addition, for income tax purposes, the Company has elected to be treated as a RIC under Subchapter M of the Code.
The Company’s objective is to provide stockholders with current income and capital appreciation primarily through debt investments and, to a lesser extent, equity investments primarily in middle-market companies principally in the United States. OFS Advisor manages the day-to-day operations of, and provides investment advisory services to the Company.
In addition, OFS Advisor serves as the investment adviser for HPCI, a non-traded BDC with an investment strategy and objective similar to the Company. OFS Advisor also serves as the investment adviser for OCCI, a non-diversified, externally managed, closed-end management investment company that has registered as an investment company under the 1940 Act that primarily invests in the equity tranche of CLOs.
The Company may make investments directly or through SBIC I LP. SBIC I LP is subject to SBA regulatory requirements, including: limitations on the businesses and industries in which it can invest; requirements to invest at least 25% of its regulatory capital in eligible smaller businesses, as defined under the SBIC Act; limitations on the financing terms of investments; and capitalization thresholds that may limit distributions to the Company. SBIC I LP is subject to periodic audits and examinations of its financial statements.

Note 2. Summary of Significant Accounting Policies
Basis of presentation: The Company is an investment company as defined in the accounting and reporting guidance under ASC Topic 946, Financial Services–Investment Companies. The accompanying interim consolidated financial statements of the Company and related financial information have been prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6, 10 and 12 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. However, in the opinion of management, the consolidated financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation as of and for the periods presented. Certain amounts in the prior period financial statements have been reclassified to conform to the current year presentation. These consolidated financial statements and notes thereto should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018. The results of operations for any interim period are not necessarily indicative of the results of operations to be expected for the full year.
Significant Accounting Policies: The following information supplements the description of significant accounting policies contained in Note 2 to the Company's consolidated financial statements included in the Company's 2018 Form 10-K.
Investments: The Company acquired Structured Finance Notes of CLO investment vehicles. In valuing such investments, the Company considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by broker-dealers. The Company also considers the operating metrics of the CLO vehicle, including compliance with collateralization tests as well as defaults, restructuring activity, and prepayments on the outstanding loans, if any.
Interest income: Interest income from investments in Structured Finance Notes is recognized on the basis of the estimated effective yield to expected redemptions utilizing assumed cash flows in accordance with ASC Sub-topic 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from its Structured Finance Notes and the effective yield is determined and updated periodically.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.
Concentration of credit risk: Aside from its debt instruments, including investments in Structured Finance Notes of CLOs, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. The Company

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

places cash deposits only with high credit quality institutions, which OFS Advisor believes will mitigate the risk of loss due to credit risk. The amount of loss due to credit risk from debt investments if borrowers fail to perform according to the terms of the contracts, and the collateral or other security for those instruments proved to be of no value to the Company, is equal to the Company's recorded investment in debt instruments and the unfunded loan commitments as disclosed in Note 6. The amount of loss due to credit risk from investments in Structured Finance Notes, if underlying funds and managers fail to perform according to the terms of the indentures and collateral management agreements, and the collateral or other security for those instruments proved to be of no value to the Company is equal to the Company's recorded investment in Structured Finance Notes.
New Accounting Standards: In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement, which eliminates, adds and modifies certain disclosure requirements for fair value measurements. The amendments are effective for all entities for fiscal years beginning after December 15, 2019, with early adoption permitted. The Company adopted this guidance effective September 30, 2018.
The Company did not adopt any other new accounting pronouncements during the three months ended March 31, 2019 that had, or is expected to have, a material impact on the Company's consolidated financial statements.
The following table discusses recently issued ASUs, as issued by the FASB yet to be adopted by the Company:

Standard	Description	Effect of Adoption on the Financial Statements
Standards that are not yet adopted
ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment
Removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill.

Annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early application is permitted. The adoption of ASU 2017-04 is not expected to have a material effect on the Company's consolidated financial statements.

Note 3. Related Party Transactions
Investment Advisory and Management Agreement: OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to the Investment Advisory Agreement. The continuation of the Investment Advisory Agreement was most recently approved by the Board on April 4, 2019. Under the terms of the Investment Advisory Agreement, which are in accordance with the 1940 Act and subject to the overall supervision of the Company’s Board, OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring investments, and monitoring investments and portfolio companies on an ongoing basis.
OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to the Company and OFS Advisor is free to furnish similar services to other entities, including other funds affiliated with OFS Advisor, so long as its services to the Company are not impaired. OFS Advisor also serves as the investment adviser or collateral manager to CLO funds and other companies, including HPCI and OCCI.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% and based on the average value of the Company’s total assets (other than cash but including assets purchased with borrowed amounts and assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the quarter. OFS Advisor has elected to exclude the value of the intangible asset and goodwill resulting from the SBIC Acquisition from the base management fee calculation.
The incentive fee has two parts. The first part ("Income Incentive Fee") is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that the Company

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (defined below) and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest or dividend feature (such as OID, debt instruments with PIK interest, equity investments with accruing or PIK dividend and zero coupon securities), accrued income that the Company has not yet received in cash.
Pre-incentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter and adjusted for any share issuances or repurchases during such quarter.
The incentive fee with respect to pre-incentive fee net income is 20.0% of the amount, if any, by which the pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, OFS Advisor receives no incentive fee until the net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 100.0% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, OFS Advisor will receive 20.0% of the pre-incentive fee net investment income.
Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the base management fee. These calculations are appropriately prorated for any period of less than three months.
The second part of the incentive fee (the “Capital Gain Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.0% of the Company’s aggregate realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation through the end of such year, less all previous amounts paid in respect of the Capital Gain Fee.
The Company accrues the Capital Gain Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive. If, on a cumulative basis, the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation) decreases during a period, the Company will reverse any excess Capital Gain Fee previously accrued such that the amount of Capital Gains Fee accrued is no more than 20% of the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation).
On May 1, 2018, OFS Advisor agreed to irrevocably waive the receipt of $22 in Income Incentive Fees (based on net investment income) related to net investment income, that it would otherwise be entitled to receive under the Investment Advisory Agreement for the three months ended March 31, 2018. As a result of the voluntary fee waiver, the Company incurred Income Incentive Fee expense of $714 for the three months ended March 31, 2018, which is equal to the Income Incentive Fee expense the Company incurred for the three months ended December 31, 2017. The voluntary fee waiver did not include Capital Gain Fees, which was $0 for the three months ended March 31, 2018.
License Agreement: The Company entered into a license agreement with OFSAM under which OFSAM has agreed to grant the Company a non-exclusive, royalty-free license to use the name “OFS.”
Administration Agreement: OFS Services furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to the Administration Agreement. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, OFS Services also provides

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion of OFS Services’s overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer and their respective staffs. To the extent that OFS Services outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to OFS Services.
Expenses recognized for the three months ended March 31, 2019 and 2018, under agreements with OFS Advisor and OFS Services are presented below:

	Three Months Ended March 31,
	2019	2018
Base management fees	$1,843	$1,360
Incentive fees:
Income Incentive Fee	1,163	736
Capital Gain Fee	—	—
Incentive fee waiver	—	(22)
Administration fee expense	437	583

Note 4. Investments
As of March 31, 2019, the Company had loans to 46 portfolio companies, of which 88% were senior secured loans and 12% were subordinated loans, at fair value, as well as equity investments in 15 of these portfolio companies. The Company also held equity investments in five portfolio companies in which it did not hold a debt investment and two investments in Structured Finance Notes. At March 31, 2019, the Company's investments consisted of the following:

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Senior secured debt investments (1)	$348,021	76.5%	199.7%	$340,939	78.0%	195.8%
Subordinated debt investments	56,323	12.4	32.3	44,806	10.2	25.7
Preferred equity	21,243	4.7	12.2	15,407	3.5	8.8
Common equity and warrants	13,419	3.0	7.7	20,781	4.7	11.9
Total debt and equity investments	439,006	96.6	251.9	421,933	96.4	242.2
Structured Finance Notes	15,355	3.4	8.8	15,734	3.6	9.0
Total investments	$454,361	100.0%	260.7%	$437,667	100.0%	251.2%

(1)
Includes debt investments, typically referred to as unitranche, in which we have entered into contractual arrangements with co‑lenders whereby, subject to certain conditions, we have agreed to receive our principal payments after the repayment of certain co‑lenders pursuant to a payment waterfall. Amortized cost and fair value of these investments were $74,237 and $74,195, respectively.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

As of March 31, 2019, all of the Company’s debt and equity investments were domiciled in the United States. Geographic composition is determined by the location of the corporate headquarters of the portfolio company. The industry compositions of the Company’s debt and equity investment portfolio was as follows:

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Administrative and Support and Waste Management and Remediation Services
Security Systems Services (except Locksmiths)	$6,518	1.5%	3.7%	$5,692	1.3%	3.3%
Temporary Help Services	12,725	2.9	7.3	12,598	3.0	7.2
Arts, Entertainment, and Recreation
Other amusement and recreation industries	13,028	3.0	7.5	12,774	3.0	7.3
Construction
Electrical Contractors and Other Wiring Installation Contractors	17,306	3.9	9.9	15,849	3.8	9.1
Plumbing, Heating, and Air-Conditioning Contractors	8,836	2.0	5.1	9,047	2.1	5.2
Education Services
Colleges, Universities, and Professional Schools	—	—	—	—	—	—
Finance and Insurance
Direct Health and Medical Insurance Carriers	5,705	1.3	3.3	5,749	1.4	3.3
Insurance Agencies and Brokerages	9,495	2.2	5.4	9,417	2.2	5.4
Health Care and Social Assistance
Child Day Care Services	8,127	1.9	4.7	8,073	1.9	4.6
Diagnostic Imaging Centers	14,175	3.2	8.1	14,175	3.4	8.1
Home Health Care Services	11,210	2.6	6.4	11,155	2.6	6.4
Medical Laboratories	91	—	0.1	38	—	—
Offices of Physicians, Mental Health Specialists	10,181	2.3	5.8	10,079	2.4	5.8
Outpatient Mental Health and Substance Abuse Centers	11,605	2.6	6.7	3,960	0.9	2.3
Information
Data Processing, Hosting, and Related Services	11,915	2.7	6.8	12,314	2.9	7.1
Software Publishers	33,669	7.7	19.4	31,521	7.5	18.2
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	3,591	0.8	2.1	3,427	0.8	2.0
Commercial Printing (except Screen and Books)	4,769	1.1	2.7	4,739	1.1	2.7
Custom Compounding of Purchased Resins	15,377	3.5	8.8	15,378	3.6	8.8
Other Aircraft Parts and Auxiliary Equipment Manufacturing	5,398	1.2	3.1	4,146	1.0	2.4
Pharmaceutical Preparation Manufacturing	4,030	0.9	2.3	12,748	3.0	7.3
Printing Machinery and Equipment Manufacturing	5,000	1.1	2.9	2,950	0.7	1.7

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Pump and Pumping Equipment Manufacturing	1,501	0.3	0.9	1,350	0.3	0.8
Travel Trailer and Camper Manufacturing	10,368	2.4	5.9	10,146	2.4	5.8
Truck Trailer Manufacturing	6,978	1.6	4.0	6,895	1.6	4.0
Unlaminated Plastics Profile Shape Manufacturing	6,060	1.4	3.5	5,982	1.4	3.4
Other Services (except Public Administration)
Automotive Oil Change and Lubrication Shops	20,562	4.8	11.8	20,920	5.1	12.0
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	19,056	4.3	10.9	14,634	3.5	8.4
Professional, Scientific, and Technical Services
Administrative Management and General Management Consulting Services	6,058	1.4	3.5	6,058	1.4	3.5
Other Accounting Services	1,575	0.4	0.9	2,250	0.5	1.3
Other Computer Related Services	13,401	3.1	7.7	13,294	3.2	7.6
Other Professional, Scientific, and Technical Services	9,305	2.1	5.3	9,917	2.4	5.7
Research and Development in the Social Sciences and Humanities	22,283	5.1	12.8	22,059	5.2	12.7
Public Administration
Other Justice, Public Order, and Safety Activities	9,836	2.2	5.6	9,442	2.2	5.4
Real Estate and Rental and Leasing
Office Machinery and Equipment Rental and Leasing	13,197	3.0	7.6	14,677	3.5	8.4
Retail Trade
Cosmetics, Beauty Supplies, and Perfume Stores	6,333	1.4	3.6	6,352	1.5	3.6
Shoe store	9,594	2.2	5.5	9,656	2.3	5.5
Supermarkets and Other Grocery (except Convenience) Stores	1,387	0.3	0.8	1,403	0.3	0.8
All Other General Merchandise Stores	5,923	1.3	3.4	5,302	1.3	3.0
Transportation and Warehousing
General Warehousing and Storage	20,128	4.6	11.7	20,502	4.9	11.8
Wholesale Trade
Business to Business Electronic Markets	1,959	0.4	1.1	1,969	0.5	1.1
Industrial Machinery and Equipment Merchant Wholesalers	9,703	2.2	5.6	9,565	2.3	5.5
Industrial Supplies Merchant Wholesalers	6,865	1.6	3.9	6,878	1.6	3.9
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,247	1.9	4.7	732	0.2	0.4
Stationary & Office Supply Merchant Wholesaler	15,936	3.6	9.1	16,121	3.8	9.3
Total debt and equity investments	$439,006	100.0%	251.9%	$421,933	100.0%	242.1%

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Structured Finance Notes	15,355	—	8.8%	15,734	—	9.0%
Total investments	$454,361	100.0%	260.7%	$437,667	100.0%	251.1%

As of December 31, 2018, the Company had loans to 44 portfolio companies, of which 88% were senior secured loans and 12% were subordinated loans, at fair value, as well as equity investments in 13 of these portfolio companies. The Company also held an equity investment in six portfolio companies in which it did not hold a debt investment.
At December 31, 2018, the Company's debt and equity investments consisted of the following:

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Senior secured debt investments	$325,873	78.8%	186.2%	$319,017	80.4%	182.3%
Subordinated debt investments	56,212	13.6	32.1	44,540	11.2	25.4
Preferred equity	19,620	4.7	11.2	14,613	3.7	8.4
Common equity and warrants	11,606	2.8	6.6	18,627	4.7	10.6
Total	$413,311	100.0%	236.1%	$396,797	100.0%	226.7%
At December 31, 2018, all of the Company’s debt and equity investments were domiciled in the United States. The industry compositions of the Company’s debt and equity investment portfolio were as follows:

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Administrative and Support and Waste Management and Remediation Services
Security Systems Services (except Locksmiths)	$6,516	1.6%	3.7%	$5,901	1.5%	3.4%
Temporary Help Services	14,059	3.4	8.0	13,993	3.5	8.0
Arts, Entertainment, and Recreation
Other Amusement and Recreation Industries	10,691	2.6	6.1	10,511	2.6	6.0
Construction
Electrical Contractors and Other Wiring Installation Contractors	17,525	4.2	10.0	17,134	4.3	9.8
Plumbing, Heating, and Air-Conditioning Contractors	9,061	2.2	5.2	8,235	2.1	4.7
Education Services
Colleges, Universities, and Professional Schools	—	—	—	—	—	—
Finance and Insurance
Direct Health and Medical Insurance Carriers	5,700	1.4	3.3	5,570	1.4	3.2
Insurance Agencies and Brokerages	9,489	2.3	5.4	9,290	2.3	5.3
Health Care and Social Assistance
Child Day Care Services	8,126	2.0	4.6	7,759	2.0	4.4
Home Health Care Services	11,203	2.7	6.4	11,176	2.8	6.4
Medical Laboratories	91	—	0.1	45	—	—

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Offices of Physicians, Mental Health Specialists	10,185	2.5	5.8	9,771	2.5	5.6
Outpatient Mental Health and Substance Abuse Centers	11,603	2.8	6.6	3,933	1.0	2.2
Information
Data Processing, Hosting, and Related Services	11,909	2.9	6.8	11,814	3.0	6.7
Software Publishers	32,750	7.9	18.6	29,778	7.5	16.9
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	3,645	0.9	2.1	3,509	0.9	2.0
Commercial Printing (except Screen and Books)	4,767	1.2	2.7	4,772	1.2	2.7
Other Aircraft Parts and Auxiliary Equipment Manufacturing	5,394	1.3	3.1	4,141	1.0	2.4
Pharmaceutical Preparation Manufacturing	4,031	1.0	2.3	12,148	3.1	6.9
Printing Machinery and Equipment Manufacturing	5,000	1.2	2.9	4,841	1.2	2.8
Pump and Pumping Equipment Manufacturing	1,501	0.4	0.9	1,416	0.4	0.8
Travel Trailer and Camper Manufacturing	10,337	2.5	5.9	9,945	2.5	5.7
Truck Trailer Manufacturing	6,977	1.7	4.0	6,808	1.7	3.9
Unlaminated Plastics Profile Shape Manufacturing	6,060	1.5	3.5	5,901	1.5	3.4
Other Services (except Public Administration)
Automotive Body, Paint, and Interior Repair and Maintenance	3,802	0.9	2.2	3,747	0.9	2.1
Automotive Oil Change and Lubrication Shops	20,694	5.0	11.8	20,839	5.3	11.9
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	19,028	4.6	10.9	15,745	4.0	9.0
Professional, Scientific, and Technical Services
Other Accounting Services	1,537	0.4	0.9	2,250	0.6	1.3
Other Computer Related Services	12,877	3.1	7.4	12,904	3.3	7.4
Other Professional, Scientific, and Technical Services	9,302	2.3	5.3	9,736	2.5	5.6
Research and Development in the Social Sciences and Humanities	29,693	7.2	17.0	29,016	7.3	16.5
Public Administration
Other Justice, Public Order, and Safety Activities	9,832	2.4	5.6	9,437	2.4	5.4
Real Estate and Rental and Leasing
Home Health Equipment Rental	900	0.2	0.5	89	—	0.1
Office Machinery and Equipment Rental and Leasing	13,038	3.2	7.4	16,965	4.3	9.7

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Retail Trade
Cosmetics, Beauty Supplies, and Perfume Stores	6,334	1.5	3.6	6,292	1.6	3.6
Shoe store	9,568	2.2	5.5	9,543	2.4	5.5
Supermarkets and Other Grocery (except Convenience) Stores	1,386	0.3	0.8	1,349	0.3	0.8
All Other General Merchandise Stores	5,930	1.4	3.4	5,354	1.2	3.1
Transportation and Warehousing
General Warehousing and Storage	20,118	4.9	11.5	20,647	5.2	11.8
Wholesale Trade
Business to Business Electronic Markets	1,959	0.5	1.1	1,914	0.5	1.1
Industrial Machinery and Equipment Merchant Wholesalers	9,706	2.3	5.5	9,086	2.3	5.2
Industrial Supplies Merchant Wholesalers	6,858	1.7	3.9	6,858	1.7	3.9
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,247	2.0	4.7	850	0.2	0.5
Stationery and Office Supplies Merchant Wholesalers	15,882	3.7	9.1	15,785	4.0	9.0
	$413,311	100.0%	236.1%	$396,797	100.0%	226.7%
When there is reasonable doubt that principal, cash interest, or PIK interest will be collected, loan investments are placed on non-accrual status and the Company will generally cease recognizing cash interest, PIK interest, or Net Loan Fee amortization, as applicable. Interest accruals and Net Loan Fee amortization are resumed on non-accrual investments only when they are brought current with respect to principal, interest and when, in the judgment of management, the investments are estimated to be fully collectible as to all principal. The aggregate amortized cost and fair value of loans on non-accrual status with respect to all interest and Net Loan Fee amortization was $12,403 and $732, respectively, at March 31, 2019, and $12,403 and $850 at December 31, 2018, respectively.
In August 2018, the Elgin Fasteners Group senior secured loan became contractually due. The lending group entered into a forbearance agreement with respect to the maturity date through September 26, 2019, subject to other terms and conditions. The investment will continue to accrue interest as the borrower has continued to make interest and amortization payments.
On January 31, 2019, Maverick Healthcare Equity, LLC was acquired in a purchase transaction. Proceeds from this transaction were insufficient to redeem the class of equity held by the Company. Accordingly, the Company recognized a net loss of $89, which is comprised of $900 realized loss net of $811 unrealized loss reversal, in the three months ended March 31, 2019.

Note 5. Fair Value of Financial Instruments
The Company’s investments are valued at fair value as determined in good faith by management under the supervision, and review and approval of the Board.
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:
Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data.
Level 3: Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.
The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant judgment or estimation by management. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Beginning in the first quarter of 2019 and with the addition of Structured Finance Notes to the Company's portfolio, the Company values Structure Finance Notes at non-binding indicative bid ("NBIB") prices. In valuing such investments, the Company considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by broker-dealers. The Company also considers the operating metrics of the CLO vehicle, including compliance with collateralization tests as well as defaults, restructuring activity and prepayment, and prepayments on the outstanding loans, if any. The Company engages a third-party valuation firm to provide assistance to the Company's Board in valuing our investments, which they will evaluate and consider in determining fair value.
There were no transfers among Level 1, 2 and 3 for the three months ended March 31, 2019 and 2018.
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company might realize significantly less than the value at which such investment had previously been recorded. The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

The following tables provide quantitative information about valuation techniques and the Company’s significant inputs to the Company’s Level 3 fair value measurements as of March 31, 2019 and December 31, 2018. In addition to the techniques and inputs noted in the tables below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The table below is not intended to be exhaustive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

	Fair Value at March 31, 2019 (1)	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$309,451	Discounted cash flow	Discount rates	6.27% - 19.86% (12.43%)
	31,488	Transaction Price

Subordinated	36,751	Discounted cash flow	Discount rates	6.57% - 15.44% (11.61%)
	8,055	Enterprise value	EBITDA multiples	4.25x - 6.00x (5.25x)

Structured Finance Notes:
Subordinated notes	15,734	Market quotes	NBIB	75.5% - 84.5% (80.0%)

Equity investments:
Preferred equity	10,839	Enterprise value	EBITDA multiples	4.75x - 8.5x (7.39x)
	2,259	Enterprise value	Reocurring monthly revenue	38.0x - 42.0x (40.0x)
	2,309	Transaction Price

Common equity and warrants	18,968	Enterprise value	EBITDA multiples	4.00x - 11.5x (9.50x)
	1,813	Transaction Price

	Fair Value at December 31, 2018 (1)	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$295,087	Discounted cash flow	Discount rates	6.94% - 19.70% (12.49%)
	23,930	Transaction Price

Subordinated	36,394	Discounted cash flow	Discount rates	7.16% - 15.40% (7.21%)
	8,146	Market approach	EBITDA multiples	3.50x - 7.65x (5.10x)

Equity investments
Preferred equity	12,039	Market approach	EBITDA multiples	4.50x - 8.50x (7.42x)
	2,574	Market approach	Reoccurring Monthly Revenue	38.0x - 42.0x (40.0x)
Common equity and warrants	18,627	Market approach	EBITDA multiples	3.50x - 11.00x (8.68x)
Averages in the preceding two tables were weighted by the fair value of the related instruments.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Changes in market credit spreads or events impacting the credit quality of the underlying portfolio company (both of which could impact the discount rate), as well as changes in EBITDA and/or EBITDA multiples, among other things, could have a significant impact on fair values, with the fair value of a particular debt investment susceptible to change in inverse relation to the changes in the discount rate. Changes in EBITDA and/or EBITDA multiples, as well as changes in the discount rate, could have a significant impact on fair values, with the fair value of an equity investment susceptible to change in tandem with the changes in EBITDA and/or EBITDA multiples, and in inverse relation to changes in the discount rate. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

The following tables present changes in investments measured at fair value using Level 3 inputs for the three months ended March 31, 2019 and March 31, 2018.

	Three Months Ended March 31, 2019
	Senior Secured Debt Investments	Subordinated Debt Investments	Preferred Equity	Common Equity and Warrants	Structured Finance Notes	Total
Level 3 assets, January 1, 2019	$319,017	$44,540	$14,613	$18,627	$—	$396,797

Net realized gain (loss) on investments	73	—	(900)	—	—	(827)
Net unrealized appreciation (depreciation) on investments	(225)	155	(829)	341	379	(179)
Amortization of Net Loan Fees	157	21	—	—	—	178
Accretion of interest income on structured-finance notes	—	—	—	—	467	467
Capitalized PIK interest and dividends	71	90	214	—	—	375
Purchase and origination of portfolio investments	44,187	—	2,309	1,813	15,321	63,630
Proceeds from principal payments on portfolio investments	(6,013)	—	—	—	—	(6,013)
Sale and redemption of portfolio investments	(16,328)	—	—	—	—	(16,328)
Proceeds from distributions received from portfolio investments	—	—	—	—	(433)	(433)

Level 3 assets, March 31, 2019	$340,939	$44,806	$15,407	$20,781	$15,734	$437,667

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. The PWB Facility is a variable rate instrument and fair value is approximately book value.
The following tables present the fair value measurements of the Company's debt and indicate the fair value hierarchy of the significant unobservable inputs utilized by the Company to determine such fair values as of March 31, 2019 and December 31, 2018:

	March 31, 2019
Description	Level 1	Level 2	Level 3 (1)	Total
PWB Facility	$—	$—	$35,750	$35,750
OFS Capital Corporation 6.375% Notes due 2025	50,760	—	—	50,760
OFS Capital Corporation 6.5% Notes due 2025	48,176	—	—	48,176
SBA-guaranteed debentures	—	—	150,086	150,086
Total debt, at fair value	$98,936	$—	$185,836	$284,772

	December 31, 2018
Description	Level 1	Level 2	Level 3 (1)	Total
PWB Facility	$—	$—	$12,000	$12,000
OFS Capital Corporation 6.375% Notes due 2025	48,500	—	—	48,500
OFS Capital Corporation 6.5% Notes due 2025	46,603	—	—	46,603
SBA-guaranteed debentures	—	—	147,956	147,956
Total debt, at fair value	$95,103	$—	$159,956	$255,059
(1) For Level 3 measurements, fair value is estimated by discounting remaining payments using current market rates for similar instruments at the measurement date and considering such factors as the legal maturity date.
The following are the carrying values and fair values of the Company’s debt as of March 31, 2019 and December 31, 2018:

	As of March 31, 2019		As of December 31, 2018
Description	Carrying Value	Fair Value	Carrying Value	Fair Value
PWB Facility	$35,750	$35,750	$12,000	$12,000
OFS Capital Corporation 6.375% Notes due 2025	48,440	50,760	48,377	48,500
OFS Capital Corporation 6.5% Notes due 2025	46,909	48,176	46,849	46,603
SBA-guaranteed debentures	147,692	150,086	147,600	147,956
Total debt, at fair value	$278,791	$284,772	$254,826	$255,059

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 6. Commitments and Contingencies
The Company has the following unfunded commitments to portfolio companies as of March 31, 2019:

Name of Portfolio Company	Investment Type	Commitment
Carolina Lubes, Inc.	Senior Secured Loan (Revolver)	$2,920
Cirrus Medical Staffing, Inc.	Senior Secured Loan (Revolver)	1,383
Inergex Holdings, LLC	Senior Secured Loan (Revolver)	1,359
The Escape Game, LLC	Senior Secured Loan (Delayed Draw)	933
TTG Healthcare, LLC	Senior Secured Loan (Delayed Draw)	2,775
		$9,370
From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company as of March 31, 2019.
Additionally, the Company is subject to periodic inspection by regulators to assess compliance with applicable BDC regulations and the SBIC I LP is subject to periodic inspections by the SBA.
In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide for general indemnification. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.

Note 7. Borrowings
SBA Debentures: The SBA Debentures issued by SBIC I LP and other SBA regulations generally restrict assets held by SBIC I LP. On a stand-alone basis, SBIC I LP held $249,494 and $251,060 in assets at March 31, 2019, and December 31, 2018, respectively, which accounted for approximately 54% and 57% of the Company’s total consolidated assets, respectively. These assets can not be pledged under any debt obligation of the Company.
PWB Credit Facility: The Company had up to $50,000 of available credit under its PWB Credit Facility maturing January 31, 2020, of which $35,750 was drawn as of March 31, 2019. The average dollar amount of borrowings outstanding during the three months ended March 31, 2019 and 2018, were $23,602 and $22,379, respectively. The effective interest rate on the PWB Credit Facility was 6.58% at March 31, 2019. Availability under the PWB Credit Facility as of March 31, 2019 was $14,250 based on the stated advance rate of 50% of the borrowing base.
On April 10, 2019, the BLA was amended to, among other things: (i) increase the maximum amount available from $50.0 million to $100.0 million; (ii) change the interest rate from a variable rate of Prime Rate plus a 0.75% margin to a variable rate of Prime Rate plus a 0.25% margin (with a floor of 5.25%); (iii) extend the maturity date from January 31, 2020 to February 28, 2021; (iv) increase the minimum quarterly net investment income covenant from $2.0 million to $3.0 million; (v) reduce the statutory asset coverage ratio test from 200% to 150%; and (vi) add a total liabilities to Net Asset Value (as defined in the Secured Revolver Amendment) covenant of 300%.
Unsecured Notes: The Company has Unsecured Notes with an aggregate outstanding principal of $98,525. The Unsecured Notes are direct unsecured obligations and rank equal in right of payment with all current and future unsecured indebtedness of the Company. Because the Unsecured Notes are not secured by any of the Company's assets, they are effectively subordinated to all existing and future secured unsubordinated indebtedness (or any indebtedness that is initially unsecured as to which the Company subsequently grant a security interest), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the PWB Credit Facility.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Interest expense for the three months ended March 31, 2019 and 2018 on the Company's outstanding borrowings is presented below:

	Three Months Ended March 31,
	2019	2018
SBA Debentures	$1,267	$1,267
PWB Credit Facility	462	367
Unsecured Notes Due April 2025	860	—
Unsecured Notes Due October 2025	866	—
Total interest expense	$3,455	$1,634

Average dollar borrowings	$272,007	$172,259
Average interest rate	4.98%	3.71%

Note 8. Federal Income Tax
The Company has elected to be taxed as a RIC under Subchapter M of the Code. The determination of the tax attributes of the Company's distributions is made annually as of the end of its fiscal year based on its ICTI and distributions for the full year.
The Company records reclassifications to its capital accounts for permanent and temporary differences between the GAAP and tax treatment of components of income and the bases of assets and liabilities.
The tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments as of March 31, 2019, and December 31, 2018, were as follows:

	March 31, 2019	December 31, 2018
Tax-basis amortized cost of investments	$449,597	$408,715
Tax-basis gross unrealized appreciation on investments	18,537	18,426
Tax-basis gross unrealized depreciation on investments	(30,467)	(30,344)
Tax-basis net unrealized appreciation (depreciation) on investments	(11,930)	(11,918)
Fair value of investments	$437,667	$396,797
For further information, see the Company's Annual Report on Form 10-K for the year ended December 31, 2018.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 9. Financial Highlights
The following is a schedule of financial highlights for the three months ended March 31, 2019 and 2018:

	Three Months Ended March 31,
	2019	2018
Per share operating performance:
Net asset value per share at beginning of period	$13.10	$14.12
Distributions	(0.34)	(0.71)
Net investment income (4)	0.36	0.29
Net realized gain (loss) on non-control/non-affiliate investments (4)	(0.06)	0.03
Net realized loss on affiliate investments (4)	—	(0.04)
Net unrealized appreciation (depreciation) on non-control/non-affiliate investments (4)	0.05	(0.12)
Net unrealized appreciation (depreciation) on affiliate investments (4)	(0.08)	0.09
Net unrealized appreciation on control investment (4)	0.01	0.01
Net asset value per share at end of period	$13.04	$13.67

Per share market value, end of period	$11.75	$11.22
Total return based on market value (1)	14.1%	0.3%
Total return based on net asset value (2)	2.4%	2.0%
Shares outstanding at end of period	13,361,134	13,348,774
Weighted average shares outstanding	13,357,464	13,340,502
Ratio/Supplemental Data (in thousands except ratios)
Average net asset value (3)	$174,654	$185,395
Net asset value at end of period	$174,258	$182,453
Net investment income	$4,828	$3,816
Ratio of total expenses, net to average net assets (5) (7)	17.2%	11.2%
Ratio of net investment income to average net assets (5) (8)	11.1%	8.2%
Portfolio turnover (6)	5.5%	13.5%

(1)	Calculation is ending market value less beginning market value, adjusting for distributions reinvested at prices based on the Company’s dividend reinvestment plan for the respective distributions.

(2)	Calculation is ending net asset value less beginning net asset value, adjusting for distributions reinvested at the Company’s dividend reinvestment plan for the respective distributions.

(3)	Based on the average of the net asset value at the beginning of the indicated period and the preceding calendar quarter.

(4)	Calculated on the average share method.

(5)	Annualized.

(6)	Portfolio turnover rate is calculated using the lesser of period-to-date sales and principal payments or period-to-date purchases over the average of the invested assets at fair value.

(7)	Ratio of total expenses before incentive fee waiver to average net assets was 11.2% for the three months ended March 31, 2018.

(8)	Ratio of net investment income before incentive fee waiver to average net assets was 8.2% for the three months ended March 31, 2018.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 10. Capital Transactions
Distributions: The Company intends to distribute to stockholders, on a quarterly basis, substantially all of its net investment income. In addition, although the Company intends to distribute at least annually net realized capital gains, net of taxes if any, out of assets legally available for such distribution, the Company may also retain such capital gains for investment through a deemed distribution.
The Company may be limited in its ability to make distributions due to the BDC asset coverage requirements of the 1940 Act. The Company’s ability to make distributions may also be affected by SBIC I LP's distributions to the Company, which are governed by SBA regulations. Net assets of SBIC I LP were $101,292, and consolidated cash at March 31, 2019 includes $12,943 held by SBIC I LP, of which $11,031 was available for distribution to the Company.
The following table summarizes distributions declared and paid for the three months ended March 31, 2019 and 2018:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Three Months Ended March 31, 2018
February 12, 2018 (1)	March 22, 2018	March 29, 2018	$0.37	$4,886	4,459	$50
February 27, 2018	March 22, 2018	March 29, 2018	0.34	4,490	4,098	46
			$0.71	$9,376	$8,557	$96
Three Months Ended March 31, 2019
March 5, 2019	March 22, 2019	March 29, 2019	$0.34	$4,497	3,797	$45
			$0.34	$4,497	$3,797	$45
(1) Special dividend representing undistributed net long-term capital gains realized by the Company in 2017.
Distributions in excess of the Company’s current and accumulated ICTI would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of the Company’s distributions is made annually as of the end of its fiscal year based upon its ICTI for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. Each year, a statement on Form 1099-DIV identifying the tax character of distributions is mailed to the Company’s stockholders.
Stock repurchase program:
The Company maintains a Stock Repurchase Program under which the Company may acquire up to $10.0 million of its outstanding common stock. No shares of common stock were repurchased under the Stock Repurchase Program during the three months ended March 31, 2019 and 2018, respectively.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 11. Consolidated Schedule of Investments In and Advances To Affiliates

		Period ended March 31, 2019
Name of Portfolio Company	Investment Type (1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/(depreciation)	Interest & PIK Interest	Dividends	Fees	Total Income (2)	December 31, 2018, Fair Value	Gross Additions (3)	Gross Reductions (4)	March 31, 2019, Fair Value (5)
Control Investment
MTE Holding Corp.	Subordinated Loan	$—	$(5)	$286	$—	$15	$301	$7,296	$31	$(5)	$7,322
	Common Equity	—	175	—	—	—	—	2,649	175	—	2,824
		—	170	286	—	15	301	9,945	206	(5)	10,146

Total Control Investment		—	170	286	—	15	301	9,945	206	(5)	10,146
Affiliate Investments
3rd Rock Gaming Holdings, LLC	Senior Secured Loan	—	318	573	—	—	573	20,023	333	(125)	20,231
	Preferred Equity (6)	—	172	—	—	—	—	1,073	172	—	1,245
		—	490	573	—	—	573	21,096	505	(125)	21,476

Chemical Resources Holdings, Inc.	Senior Secured Loan	—	—	281	—	204	485	—	13,565	—	13,565
	Common Equity (6)	—	—	—	—	—	—	—	1,813	—	1,813
		—	—	281	—	204	485	—	15,378	—	15,378

Contract Datascan Holdings, Inc.	Subordinated Loan	—	(1)	225	—	—	225	8,000	1	(1)	8,000
	Preferred Equity A (7)	—	(133)	158	—	—	158	6,652	158	(133)	6,677
	Common Equity (6)	—	(2,313)	—	—	—	—	2,313	—	(2,313)	—
		—	(2,447)	383	—	—	383	16,965	159	(2,447)	14,677

DRS Imaging Services, LLC	Senior Secured Loan	—	35	337	—	—	337	10,617	40	—	10,657
	Common Equity (6)	—	460	—	—	—	—	1,197	460	—	1,657
		—	495	337	—	—	337	11,814	500	—	12,314

Master Cutlery, LLC	Subordinated Loan (6)	—	(118)	—	—	—	—	850	—	(118)	732
	Preferred Equity (6)	—	—	—	—	—	—	—	—	—	—
	Common Equity (6)	—	—	—	—	—	—	—	—	—	—
		—	(118)	—	—	—	—	850	—	(118)	732

NeoSystems Corp.	Convertible Preferred Stock (7)	—	(38)	38	—	—	38	2,250	38	(38)	2,250

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

		Period ended March 31, 2019
Name of Portfolio Company	Investment Type (1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/(depreciation)	Interest & PIK Interest	Dividends	Fees	Total Income (2)	December 31, 2018, Fair Value	Gross Additions (3)	Gross Reductions (4)	March 31, 2019, Fair Value (5)

Pfanstiehl Holdings, Inc	Subordinated Loan	—	2	96	—	—	96	3,788	2	(2)	3,788
	Class A Common Equity	—	600	—	173	—	173	8,360	600	—	8,960
		—	602	96	173	—	269	12,148	602	(2)	12,748

Professional Pipe Holdings, LLC	Senior Secured Loan	—	52	259	—	—	259	7,466	64	(236)	7,294
	Common Equity (6)	—	984	—	—	—	—	769	984	—	1,753
		—	1,036	259	—	—	259	8,235	1,048	(236)	9,047

TRS Services, Inc.	Senior Term Loan	—	(276)	476	—	—	476	14,446	62	(327)	14,181
	Class AA Units in IGT Holdings, LLC (7)	—	(38)	18	—	—	18	473	18	(38)	453
	Class A Units in IGT Holdings, LLC (6)	—	(826)	—	—	—	—	826	—	(826)	—
	Common Equity (6)	—	—	—	—	—	—	—	—	—	—
		—	(1,140)	494	—	—	494	15,745	80	(1,191)	14,634

TTG Healthcare, LLC	Senior Secured Loan	—	—	124	—	1	125	—	11,866	—	11,866
	Preferred Equity (6)	—	—	—	—	—	—	—	2,309	—	2,309
		—	—	124	—	1	125	—	14,175	—	14,175

Total Affiliate Investments		—	(1,120)	2,585	173	205	2,963	89,103	32,485	(4,157)	117,431
Total Control and Affiliate Investments		$—	$(950)	$2,871	$173	$220	$3,264	$99,048	$32,691	$(4,162)	$127,577

(1)
Principal balance of debt investments and ownership detail for equity investments are shown in the consolidated schedule of investments. The Company's investments are generally classified as "restricted securities" as such term is defined under Regulation S-X Rule 6-03(f) or Securities Act Rule 144.

(2)
Represents the total amount of interest, fees or dividends included in income for the three months ended March 31, 2019, that an investment was included in Control or Affiliate Investment categories, respectively.

(3)
Gross additions include increases in cost basis resulting from a new portfolio investment, PIK interest, fees and dividends, accretion of OID, and net increases in unrealized net appreciation or decreases in net unrealized depreciation.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments and sales, if any, and net decreases in net unrealized appreciation or net increases in unrealized depreciation.

(5)	Fair value was determined using significant unobservable inputs. See Note 5 for further details.

(6)	Non-income producing.

(7)	Dividends credited to income include dividends contractually earned but not declared.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements (unaudited)
(Dollar amounts in thousands, except per share data)

Note 12. Subsequent Events Not Disclosed Elsewhere
On April 30, 2019, the Company’s Board declared a distribution of $0.34 per share for the second quarter of 2019, payable on June 28, 2019, to stockholders of record as of June 21, 2019.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders
OFS Capital Corporation
Chicago, Illinois
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statements of assets and liabilities of OFS Capital Corporation (the “Company”), including the consolidated schedules of investments, as of December 31, 2018 and 2017, the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2018, and the related notes, including the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations, changes in its net assets, and its cash flows for each of the three years in the period ended December 31, 2018, and its financial highlights for each of the five years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the Company's internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) and our report dated March 15, 2019 expressed an unqualified opinion thereon.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 and 2017 by correspondence with the custodian, loan agent, portfolio companies, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ BDO USA, LLP

We have served as the Company’s auditors since 2014.

Chicago, Illinois
March 15, 2019

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
OFS Capital Corporation
Chicago, Illinois
Opinion on Internal Control over Financial Reporting
We have audited OFS Capital Corporation’s (the “Company’s”) internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (the “COSO criteria”) In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018, based on the COSO criteria.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), the consolidated statements of assets and liabilities, including the consolidated schedule of investments, of the Company as of December 31, 2018 and 2017, the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2018, and the related notes, including the financial highlights for each of the five years in the period ended December 31, 2018 and our report dated March 15, 2019 expressed unqualified opinion thereon.
Basis for Opinion
The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying “Item 9A, Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of internal control over financial reporting in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.
Definition and Limitations of Internal Control over Financial Reporting
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
/s/ BDO USA, LLP

Chicago, Illinois
March 15, 2019

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Assets and Liabilities
(Dollar amounts in thousands, except per share data)

	December 31,
	2018	2017
Assets
Investments, at fair value
Non-control/non-affiliate investments (amortized cost of $312,223 and $209,360, respectively)	$297,749	$197,374
Affiliate investments (amortized cost of $90,751 and $70,402, respectively)	89,103	69,557
Control investment (amortized cost of $10,337 and $10,213, respectively)	9,945	10,568
Total investments at fair value (amortized cost of $413,311 and $289,975, respectively)	396,797	277,499
Cash and cash equivalents	38,172	72,952
Interest receivable	2,787	2,734
Prepaid expenses and other assets	3,665	4,593
Total assets	$441,421	$357,778

Liabilities
Revolving line of credit	$12,000	$17,600
SBA debentures (net of deferred debt issuance costs of $2,280 and 2,657, respectively)	147,600	147,223
Unsecured notes (net of discounts and deferred debt issuance costs of $3,299 and $0, respectively)	95,226	—
Interest payable	2,791	1,596
Payable to investment adviser and affiliates	3,700	2,463
Payable for investments purchased	4,151	—
Accrued professional fees	637	433
Other liabilities	293	127
Total liabilities	$266,398	$169,442

Commitments and contingencies (Note 6)

Net Assets
Preferred stock, par value of $0.01 per share, 2,000,000 shares authorized, 0 shares issued and outstanding as of December 31, 2018 and December 31, 2017, respectively	$—	$—
Common stock, par value of $0.01 per share, 100,000,000 shares authorized, 13,357,337 and 13,340,217 shares issued and outstanding as of December 31, 2018 and December 31, 2017, respectively	134	133
Paid-in capital in excess of par	187,540	187,398
Total distributable earning (accumulated loss)	(12,651)	805
Total net assets	$175,023	$188,336

Total liabilities and net assets	$441,421	$357,778

Number of shares outstanding	13,357,337	13,340,217
Net asset value per share	$13.10	$14.12

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Operations
(Dollar amounts in thousands, except per share data)

	Years Ended December 31,
	2018	2017	2016
Investment income
Interest income:
Non-control/non-affiliate investments	$27,547	$20,078	$17,076
Affiliate investments	10,055	6,506	7,451
Control investment	1,005	1,540	1,873
Total interest income	38,607	28,124	26,400
Payment-in-kind interest and dividend income:
Non-control/non-affiliate investments	668	1,400	1,070
Affiliate investments	1,321	1,375	1,437
Control investment	110	132	120
Total payment-in-kind interest and dividend income:	2,099	2,907	2,627
Dividend income:
Non-control/non-affiliate investments	—	50	36
Affiliate investments	130	140	170
Control investment	185	292	269
Total dividend income	315	482	475
Fee income:
Non-control/non-affiliate investments	987	1,086	1,366
Affiliate investments	760	675	110
Control investment	66	152	116
Total fee income	1,813	1,913	1,592
Total investment income	42,834	33,426	31,094

Expenses
Interest and financing expense	9,232	5,813	5,302
Management fees	6,335	4,999	4,516
Incentive fee	4,409	2,962	3,333
Professional fees	1,245	1,115	1,200
Administration fee	1,601	1,314	1,304
Other Expenses	1,649	1,346	1,294
Total expenses before incentive fee waiver	24,471	17,549	16,949
Incentive fee waiver (see Note 3)	(22)	—	—
Total expenses, net of incentive fee waiver	24,449	17,549	16,949
Net investment income	18,385	15,877	14,145

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on non-control/non-affiliate investments	(4,966)	(3,248)	2,387
Net realized gain on affiliate investments	187	10,081	17
Net unrealized depreciation on non-control/non-affiliate investments	(2,484)	(9,715)	(6,699)
Net unrealized appreciation (depreciation) on affiliate investments	(803)	(5,088)	3,341
Net unrealized appreciation (depreciation) on control investments	(747)	3	637
Net loss on investments	(8,813)	(7,967)	(317)

Net increase in net assets resulting from operations	$9,572	$7,910	$13,828

Net investment income per common share - basic and diluted	$1.38	$1.28	$1.46
Net increase in net assets resulting from operations per common share - basic and diluted	$0.72	$0.64	$1.43
Distributions declared per common share	$1.73	$1.36	$1.36
Basic and diluted weighted average shares outstanding	13,348,203	12,403,706	9,692,634
See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Changes in Net Assets
(Dollar amounts in thousands, except per share data)

	Years Ended December 31,
	2018	2017	2016
Common Stock
Balance at beginning of year	$133	$97	$96
Common stock issued from reinvestment of stockholder distributions, net of repurchase	1	36	1
Balance at December 31	134	133	97

Paid-in capital in excess of par
Balance at beginning of year	187,398	134,300	134,446
Common stock issued from reinvestment of stockholder distributions, net of repurchase	204	53,507	120
Return of capital distributions	—	—	(858)
Tax reclassifications of permanent differences	(62)	(409)	592
Balance at December 31	187,540	187,398	134,300

Total distributable earnings (accumulated losses)
Net investment income	18,385	15,877	14,145
Realized net gains (losses) on investments	(4,779)	6,833	2,404
Unrealized depreciation net of taxes	(4,034)	(14,800)	(2,721)
Net increase in net assets resulting from operations	9,572	7,910	13,828
Balance at beginning of year	805	9,381	8,471
Distributions to stockholders	(23,090)	(16,895)	(12,326)
Tax reclassifications of net assets in accordance with GAAP	62	409	(592)
Balance at December 31	(12,651)	805	9,381

Total net assets at December 31	$175,023	$188,336	$143,778

Shares outstanding
Balance at beginning of year	13,340,217	9,700,297	9,691,170
Public offering of common stock	—	3,625,000	—
Common stock issued from reinvestment of stockholder distributions	17,420	14,920	9,127
Repurchase of common stock	(300)	—	—
Number of shares outstanding at December 31	13,357,337	13,340,217	9,700,297

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Statements of Cash Flows

	Years Ended December 31,
	2018	2017	2016
Cash flows from operating activities
Net increase in net assets resulting from operations	$9,572	$7,910	$13,828
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss on investments	4,779	(6,833)	(2,404)
Net change in unrealized depreciation on investments	4,034	14,800	2,721
Amortization of net loan fees	(2,288)	(1,450)	(1,414)
Amendment fees collected	161	175	261
Payment-in-kind interest and dividend income	(2,099)	(2,907)	(2,627)
Amortization and write-off of debt issuance costs	781	553	490
Amortization of intangible asset	195	195	195
Purchase and origination of portfolio investments	(272,155)	(142,900)	(68,237)
Proceeds from principal payments on portfolio investments	100,699	105,078	41,404
Proceeds from sale or redemption of portfolio investments	47,435	37,044	5,274
Distributions received from portfolio investments	—	—	192
Changes in operating assets and liabilities:
Interest receivable	(53)	(964)	(937)
Interest payable	1,195	(3)	51
Payable to investment adviser and affiliates	1,237	(91)	(172)
Other assets and liabilities	5,419	66	59
Net cash provided by (used in) operating activities	(101,088)	10,673	(11,316)
Cash flows from financing activities
Proceeds from common stock offering, net of expenses	—	53,423	—
Payment of common stock offering costs	—	(72)	—
Proceeds from unsecured notes offerings, net of discounts	95,446	—	—
Distributions paid to stockholders	(22,895)	(16,700)	(13,062)
Borrowings under revolving line of credit	96,500	44,700	9,500
Repayments under revolving line of credit	(102,100)	(36,600)	—
Payment of debt issuance costs	(643)	(131)	(177)
Net cash provided by (used in) financing activities	66,308	44,620	(3,739)
Net increase (decrease) in cash and cash equivalents	(34,780)	55,293	(15,055)
Cash and cash equivalents — beginning of year	72,952	17,659	32,714
Cash and cash equivalents — end of year	$38,172	$72,952	$17,659
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$7,256	$5,263	$4,762
Reinvestment of stockholder distributions	195	196	122

See Notes to Consolidated Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2018
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value (3)	Percent of Net Assets
Non-control/Non-affiliate Investments
BayMark Health Services	Outpatient Mental Health and Substance Abuse Centers
Senior Secured Loan		10.60%	(L +8.25%)	3/22/2018	3/1/2025	$4,000	$3,964	$3,933	2.2%

Brookfield WEC Holdings Inc.,	Business to Business Electronic Markets
Senior Secured Loan		9.27%	(L +6.75%)	12/6/2018	8/3/2026	1,959	1,959	1,914	1.1

Carolina Lubes, Inc. (4)	Automotive Oil Change and Lubrication Shops
Senior Secured Loan (8)		10.24%	(L +7.82%)	8/23/2017	8/23/2022	20,840	20,705	20,839	11.9
Senior Secured Loan (Revolver) (7)		9.65%	(L +7.25%)	8/23/2017	8/23/2022	—	(11)	—	—
						20,840	20,694	20,839	11.9
Cirrus Medical Staffing, Inc. (4)	Temporary Help Services
Senior Secured Loan		11.05%	(L +8.25%)	3/5/2018	10/19/2022	12,926	12,779	12,732	7.3
Senior Secured Loan (Revolver) (7)		11.05%	(L +8.25%)	3/5/2018	10/19/2022	1,280	1,280	1,261	0.7
						14,206	14,059	13,993	8.0
Community Intervention Services, Inc. (4) (6) (10) (11)	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan		7.0% cash / 6.0% PIK	N/A	7/16/2015	1/16/2021	9,060	7,639	—	—

Confie Seguros Holdings II Co.	Insurance Agencies and Brokerages
Senior Secured Loan		11.24%	(L +8.50%)	7/7/2015	11/1/2025	9,678	9,489	9,290	5.3

Constellis Holdings, LLC	Other Justice, Public Order, and Safety Activities
Senior Secured Loan		11.52%	(L +9.00%)	4/28/2017	4/21/2025	9,950	9,832	9,437	5.4

Convergint Technologies	Security Systems Services (except Locksmiths)
Senior Secured Loan		9.27%	(L +6.75%)	9/28/2018	2/2/2026	3,481	3,422	3,327	1.9

Davis Vision, Inc.	Direct Health and Medical Insurance Carriers
Senior Secured Loan		9.28%	(L +6.75%)	7/17/2018	12/1/2025	5,854	5,700	5,570	3.2

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2018
(Dollar amounts in thousands)

DuPage Medical Group	Offices of Physicians, Mental Health Specialists
Senior Secured Loan		9.50%	(L +7.00%)	8/22/2017	8/15/2025	$10,098	$10,185	$9,771	5.6%

Eblens Holdings, Inc.	Shoe Store
Subordinated Loan (11)		12.0% cash / 1.00% PIK	N/A	7/13/2017	1/13/2023	8,920	8,855	8,821	5
Common Equity (71,250 Class A units) (10)				7/13/2017			713	722	0.4
						8,920	9,568	9,543	5.4
Elgin Fasteners Group	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		9.30%	(L +6.50%)	10/31/2011	8/27/2018	3,645	3,645	3,509	2.0

Envocore Holding, LLC (FKA LRI Holding, LLC) (4)	Electrical Contractors and Other Wiring Installation Contractors
Senior Secured Loan		12.05%	(L +9.25%)	6/30/2017	6/30/2022	17,344	17,212	16,821	9.6
Preferred Equity (238,095 Series B units) (10)				6/30/2017			300	300	0.2
Preferred Equity (13,315 Series C units) (10)				8/13/2018			13	13	—
						17,344	17,525	17,134	9.8
Excelin Home Health, LLC	Home Health Care Services
Senior Secured Loan		12.31%	(L +9.50%)	10/25/2018	4/25/2024	4,250	4,168	4,168	2.4

GGC Aerospace Topco L.P.	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Senior Secured Loan		11.49%	(L +8.75%)	12/29/2017	9/8/2024	5,000	4,894	4,033	2.3
Common Equity (368,852 Class A units) (10)				12/29/2017			450	104	0.1
Common Equity (40,984 Class B units) (10)				12/29/2017			50	4	—
						5,000	5,394	4,141	2.4
GOBP Holdings, Inc.,	Supermarkets and Other Grocery (except Convenience) Stores
Senior Secured Loan		10.05%	(L +7.25%)	10/17/2018	10/22/2026	1,400	1,386	1,349	0.8

Hyland Software, Inc.	Software Publishers
Senior Secured Loan		6.02%	(L +3.50%)	10/24/2018	7/1/2024	173	173	166	0.1
Senior Secured Loan		9.52%	(L +7.00%)	10/24/2018	7/7/2025	2,601	2,620	2,534	1.4
						2,774	2,793	2,700	1.5

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2018
(Dollar amounts in thousands)

Inergex Holdings	Other Computer Related Services
Senior Secured Loan		9.39%	(L +7.00%)	10/1/2018	10/1/2024	$13,092	$12,904	$12,904	7.4%
Senior Secured Loan (Revolver) (7)		0.50%		10/1/2018	10/1/2024	—	(27)	—	—
						13,092	12,877	12,904	7.4
JBR Clinical Research, Inc. (4) (8)	Research and Development in the Social Sciences and Humanities
Senior Secured Loan		9.10%	(L +6.71%)	8/2/2018	8/2/2023	29,943	29,693	29,016	16.5

MAI Holdings, Inc. (4)	Printing Machinery and Equipment Manufacturing
Senior Secured Loan		9.50%	N/A	6/21/2018	6/1/2023	5,000	5,000	4,841	2.8

My Alarm Center, LLC (4) (10) (13)	Security Systems Services (except Locksmiths)
Preferred Equity (1,485 Class A units), 8% PIK				7/14/2017			1,571	1,536	0.9
Preferred Equity (1,198 Class B units)				7/14/2017			1,198	—	—
Preferred Equity (335 Class Z units) 25% PIK				9/12/2018			325	1,038	0.6
Common Equity (64,149 units)				7/14/2017			—	—	—
							3,094	2,574	1.5
Online Tech Stores, LLC (4)	Stationery and Office Supplies Merchant Wholesalers
Subordinated Loan		10.50% cash / 1.0% PIK	N/A	2/1/2018	8/1/2023	16,150	15,882	15,785	8.9

OnSite Care, PLLC (4) (8)	Home Health Care Services
Senior Secured Loan		10.22%	(L +7.85%)	8/10/2018	8/10/2023	7,100	7,035	7,008	4.0

Parfums Holding Company, Inc.	Cosmetics, Beauty Supplies, and Perfume Stores
Senior Secured Loan		11.56%	(L +8.75%)	11/16/2017	6/30/2025	6,320	6,334	6,292	3.6

Pelican Products, Inc.	Unlaminated Plastics Profile Shape Manufacturing
Senior Secured Loan		10.13%	(L +7.75%)	9/24/2018	5/1/2026	6,055	6,060	5,901	3.4

Performance Team LLC (4)	General Warehousing and Storage
Senior Secured Loan		12.52%	(L +10.00%)	5/24/2018	11/24/2023	20,300	20,118	20,647	11.7

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2018
(Dollar amounts in thousands)

PM Acquisition LLC	All Other General Merchandise Stores
Senior Secured Loan		11.50% cash / 2.50% PIK	N/A	9/30/2017	10/29/2021	$5,512	$5,431	$5,217	3.0%
Common Equity (499 units) (10) (13)				9/30/2017			499	137	0.1
						5,512	5,930	5,354	3.1
Resource Label Group, LLC	Commercial Printing (except Screen and Books)
Senior Secured Loan		10.90%	(L +8.50%)	6/7/2017	11/26/2023	4,821	4,767	4,772	2.7

Rocket Software, Inc.	Software Publishers
Senior Secured Loan		6.77%	(L +4.25%)	11/20/2018	11/19/2025	670	667	645	0.4
Senior Secured Loan		10.77%	(L +8.25%)	11/20/2018	11/19/2026	5,187	5,136	5,046	2.9
						5,857	5,803	5,691	3.3
RPLF Holdings, LLC (10) (13)	Software Publishers
Common Equity (254,110 Class A units)				1/17/2018			254	291	0.2

Sentry Centers Holdings, LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan (14)		13.50%	(L +11.50%)	1/25/2016	7/24/2020	8,855	8,802	8,753	5.0
Common Equity (5,000 Series C units) (10) (13)				3/31/2014		—	500	983	0.6
						8,855	9,302	9,736	5.6
Southern Technical Institute, LLC (4) (6) (10)	Colleges, Universities, and Professional Schools
Subordinated Loan		6.00% PIK	N/A	6/27/2018	12/31/2021	1,517	—	—	—
Other				6/27/2018		—	—	—	—
						1,517	—	—	—
SSH Group Holdings, Inc.,	Child Day Care Services
Senior Secured Loan		6.77%	(L +4.25%)	7/26/2018	7/30/2025	982	979	920	0.5
Senior Secured Loan		10.77%	(L +8.25%)	7/26/2018	7/30/2026	7,216	7,147	6,839	3.9
						8,198	8,126	7,759	4.4
Stancor, L.P. (4) (10)	Pump and Pumping Equipment Manufacturing
Preferred Equity (1,250,000 Class A units), 8% PIK				8/19/2014		—	1,501	1,416	0.8

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2018
(Dollar amounts in thousands)

STS Operating, Inc.	Industrial Machinery and Equipment Merchant Wholesalers
Senior Secured Loan		6.77%	(L +4.25%)	5/16/2018	12/11/2024	$638	$637	$602	0.3%
Senior Secured Loan		10.52%	(L +8.00%)	5/15/2018	4/30/2026	9,073	9,069	8,484	4.8
						9,711	9,706	9,086	5.1
The Escape Game, LLC (4)
Senior Secured Loan	Other amusement and recreation industries	11.27%	(L +8.75%)	12/22/2017	12/22/2022	7,000	6,958	6,855	3.9
Senior Secured Loan (Delayed Draw) (7)		11.22%	(L +8.75%)	7/20/2018	12/22/2022	3,733	3,733	3,656	2.1
						10,733	10,691	10,511	6.0
Truck Hero, Inc.	Truck Trailer Manufacturing
Senior Secured Loan		10.76%	(L +8.25%)	5/30/2017	4/21/2025	7,014	6,977	6,808	3.9

United Biologics Holdings, LLC (4) (10)	Medical Laboratories
Preferred Equity (151,787 units)				7/26/2012		—	9	20	—
Warrants (29,374 units)				7/26/2012	3/5/2022	—	82	25	—
						—	91	45	—
Wand Intermediate I LP	Automotive Body, Paint, and Interior Repair and Maintenance
Senior Secured Loan		9.84%	(L +7.25%)	5/14/2018	9/19/2022	3,770	3,802	3,747	2.1

Wastebuilt Environmental Solutions, LLC.	Industrial Supplies Merchant Wholesalers
Senior Secured Loan		11.27%	(L +8.75%)	10/11/2018	10/11/2024	7,000	6,858	6,858	3.9

Other							900	89	0.1

Total Non-control/Non-affiliate Investments						309,407	312,223	297,749	169.9

Affiliate Investments
3rd Rock Gaming Holdings, LLC	Software Publishers
Senior Secured Loan		10.30%	(L +7.50%)	3/13/2018	3/12/2023	21,626	21,353	20,023	11.4
Common Equity (2,547,250 units) (10) (13)				3/13/2018		—	2,547	1,073	0.6
						21,626	23,900	21,096	12.0

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2018
(Dollar amounts in thousands)

Contract Datascan Holdings, Inc. (4)	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		11.50%	N/A	8/5/2015	2/5/2021	$8,000	$7,990	$8,000	4.6%
Preferred Equity (3,061 Series A shares), 10% PIK				8/5/2015		—	4,944	6,652	3.8
Common Equity (11,273 shares) (10)				6/28/2016		—	104	2,313	1.3
						8,000	13,038	16,965	9.7
DRS Imaging Services, LLC	Data Processing, Hosting, and Related Services
Senior Secured Loan (4) (8)		12.23%	(L +9.42%)	3/8/2018	11/20/2023	10,864	10,774	10,617	6.1
Common Equity (1,135 units) (10) (13)				3/8/2018		—	1,135	1,197	0.7
						10,864	11,909	11,814	6.8
Master Cutlery, LLC (4) (6) (10)	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan (11)		13.00% PIK	N/A	4/17/2015	4/17/2020	5,229	4,764	850	0.5
Preferred Equity (3,723 Series A units), 8% PIK				4/17/2015		—	3,483	—	—
Common Equity (15,564 units)				4/17/2015		—	—	—	—
						5,229	8,247	850	0.5
NeoSystems Corp. (4) (10)	Other Accounting Services
Preferred Equity (521,962 convertible shares), 10% PIK				8/14/2014		—	1,537	2,250	1.3

Pfanstiehl Holdings, Inc. (4)	Pharmaceutical Preparation Manufacturing
Subordinated Loan		10.50%	N/A	1/1/2014	9/29/2022	3,788	3,814	3,788	2.2
Common Equity (400 Class A shares)				1/1/2014		—	217	8,360	4.8
						3,788	4,031	12,148	7.0
Professional Pipe Holdings, LLC	Plumbing, Heating, and Air-Conditioning Contractors
Senior Secured Loan		12.77%	(L +10.25%)	3/23/2018	3/23/2023	7,779	7,647	7,466	4.3
Common Equity (1,414 Class A units) (10)				3/23/2018		—	1,414	769	0.4
						7,779	9,061	8,235	4.7

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2018
(Dollar amounts in thousands)

TRS Services, LLC (4) (11)	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		11.27% cash / 1.0% PIK	(L +8.75%)	12/10/2014	12/10/2019	$14,681	$14,617	$14,446	8.3%
Preferred Equity (329,266 Class AA units), 15% PIK				6/30/2016		—	465	473	0.3
Preferred Equity (3,000,000 Class A units), 11% PIK (10)				12/10/2014		—	3,374	826	0.5
Common Equity (3,000,000 units) (10)				12/10/2014		—	572	—	—
						14,681	19,028	15,745	9.1
Total Affiliate Investments						71,967	90,751	89,103	51.1

Control Investment
MTE Holding Corp. (4)	Travel Trailer and Camper Manufacturing
Subordinated Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		14.00% cash / 1.50% PIK	(L +11.50%)	11/25/2015	11/25/2020	7,296	7,268	7,296	4.2
Common Equity (554 shares)				11/25/2015		—	3,069	2,649	1.5
						7,296	10,337	9,945	5.7
Total Control Investment						7,296	10,337	9,945	5.7

Total Investments						$388,670	$413,311	$396,797	226.7%

(1)
Equity ownership may be held in shares or units of companies affiliated with the portfolio company. The Company's investments are generally classified as "restricted securities" as such term is defined under Regulation S-X Rule 6-03(f) or Securities Act Rule 144.

(2)
Substantially all of the investments that bear interest at a variable rate are indexed to LIBOR (L), and reset monthly, quarterly, or semi-annually. Variable-rate loans with an aggregate cost of $316,260 include LIBOR reference rate floor provisions of generally 1% to 2%. At December 31, 2018, the reference rate on all such instruments was above the stated floors. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at December 31, 2018. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)	Fair value was determined using significant unobservable inputs for all of the Company's investments. See Note 5 for further details.

(4)	Investments (or portion thereof) held by SBIC I LP. All other investments pledged as collateral under the PWB Credit Facility.

(5)
Elgin Fasteners Group became contractually due on August 27, 2018. The lending group entered into a forbearance agreement to extend the maturity through September 26, 2019. The investment shall continue to accrue interest as the borrower has continued to make interest and amortization payments.

(6)	Investment was on non-accrual status as of December 31, 2018, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 5 for further details.

(7)	Subject to unfunded commitments. See Note 6 for further details.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2018
(Dollar amounts in thousands)

(8)
The Company has entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it has agreed to receive its principal payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The table below provides additional details as of December 31, 2018:

Portfolio Company	Reported Interest Rate	Interest Rate per Credit Agreement	Additional Interest per Annum
Carolina Lubes, Inc.	10.24%	9.65%	0.59%
DRS Imaging Services, LLC	12.23%	10.80%	1.43%
JBR Clinical Research, Inc.	9.10%	8.64%	0.46%
OnSite Care, PLLC	10.22%	8.60%	1.62%

(9)	Reserved.

(10)	Non-income producing.
(11)The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of December 31, 2018

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Eblens Holdings, Inc.	Subordinated Loan	0% or 1.00%	14.00% or 12.00%	1.50%
Master Cutlery, LLC	Senior Secured Loan	0% to 13.00%	13.00% to 0%	13.00%
TRS Services, LLC	Senior Secured Loan	0% or 1.00%	11.25% or 1.00%	1.00%

(12)	Represents expiration date of the warrants.

(13)	All or portion of investment held by a wholly-owned subsidiary subject to corporate income tax. See Note 8 for further details.

(14)	Maximum interest rate allowable under the terms of this investment is 13.50%

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments
December 31, 2017
(Dollar amounts in thousands)

Portfolio Company (1) Investment Type	Industry	Interest Rate (2)	Spread Above Index (2)	Initial Acquisition Date	Maturity	Principal Amount	Amortized Cost	Fair Value	Percent of Net Assets
Non-control/Non-affiliate Investments
Aegis Acquisition, Inc.	Testing Laboratories
Senior Secured Loan		10.17%	(L +8.50%)	10/31/2017	8/24/2021	$3,520	$3,470	$3,439	1.8%

Armor Holdings II LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		10.70%	(L +9.00%)	7/20/2016	12/26/2020	3,500	3,476	3,570	1.9

Avison Young Canada, Inc.	Offices of Real Estate Agents and Brokers
Senior Secured Loan (5) (6)		9.50%	N/A	12/23/2016	12/15/2021	4,000	3,939	4,070	2.3

BJ's Wholesale Club, Inc.	Warehouse Clubs and Supercenters
Senior Secured Loan		8.95%	(L +7.50%)	5/9/2017	2/3/2025	9,268	9,158	9,063	4.8

Carolina Lubes, Inc. (5) (9)	Automotive Oil Change and Lubrication Shops
Senior Secured Loan		9.28%	(L +7.25%)	8/23/2017	8/23/2022	21,411	21,236	21,430	11.4
Senior Secured Loan (Revolver)		8.59%	(L +7.25%)	8/23/2017	8/23/2022	487	473	489	0.3
Preferred Equity (973 units) 14% PIK				8/23/2017			3,039	3,065	1.6
						21,898	24,748	24,984	13.3
Community Intervention Services, Inc. (5)	Outpatient Mental Health and Substance Abuse Centers
Subordinated Loan (7) (11)		7.0% cash / 6.0% PIK	N/A	7/16/2015	1/16/2021	8,530	7,639	—	—

Confie Seguros Holdings II Co.	Insurance Agencies and Brokerages
Senior Secured Loan		10.98%	(L +9.50%)	7/7/2015	5/8/2019	9,678	9,579	9,417	5.0

Constellis Holdings, LLC	Other Justice, Public Order, and Safety Activities
Senior Secured Loan		10.69%	(L +9.00%)	4/28/2017	4/21/2025	9,950	9,813	9,919	5.3

DuPage Medical Group	Offices of Physicians, Mental Health Specialists
Senior Secured Loan		8.42%	(L +7.00%)	8/22/2017	8/15/2025	5,600	5,547	5,503	2.9

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

Eblens Holdings, Inc.	Shoe Store
Subordinated Loan		12.0% cash / 1.00% PIK	N/A	7/13/2017	1/13/2023	$8,830	$8,749	$8,726	4.6%
Common Equity (71,250 Class A units)				7/13/2017			713	771	0.4
						8,830	9,462	9,497	5.0
Elgin Fasteners Group	Bolt, Nut, Screw, Rivet, and Washer Manufacturing
Senior Secured Loan		8.44%	(L +6.75%)	10/31/2011	8/27/2018	3,888	3,873	3,544	1.9

GGC Aerospace Topco L.P.	Other Aircraft Parts and Auxiliary Equipment Manufacturing
Senior Secured Loan		10.23%	(L +8.75%)	12/29/2017	9/8/2024	5,000	4,875	4,875	2.6
Common Equity (368,852 Class A units)				12/29/2017			450	450	0.2
Common Equity (40,984 Class B units)				12/29/2017			50	50	—
						5,000	5,375	5,375	2.8
LRI Holding, LLC (5)	Electrical Contractors and Other Wiring Installation Contractors
Senior Secured Loan		10.94%	(L +9.25%)	6/30/2017	6/30/2022	18,269	18,125	18,205	9.7
Preferred Equity (238,095 Series B units)				6/30/2017			300	300	0.2
						18,269	18,425	18,505	9.9
Maverick Healthcare Equity, LLC (5)	Home Health Equipment Rental
Preferred Equity (1,250,000 units) (10)				12/10/2014			900	141	0.1
Common Equity (1,250,000 Class A units) (10)				12/10/2014			—	—	—
							900	141	0.1
My Alarm Center, LLC (5)	Security Systems Services (except Locksmiths)
Preferred Equity (1,485 Class A units), 8% PIK (10) (13)				7/14/2017			1,540	1,540	0.8
Preferred Equity (1,198 Class B units)				7/14/2017			1,198	1,198	0.6
Common Equity (64,149 units) (13)				7/14/2017			—	43	—
							2,738	2,781	1.4
NVA Holdings, Inc.	Veterinary Services
Senior Secured Loan		8.69%	(L +7.00%)	5/18/2016	8/14/2022	743	743	748	0.4

O2 Holdings, LLC (5)	Fitness and Recreational Sports Centers
Senior Secured Loan		14.56%	(L +13.00%)	9/2/2016	9/2/2021	13,350	12,977	13,617	7.2

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

Parfums Holding Company, Inc.	Cosmetics, Beauty Supplies, and Perfume Stores
Senior Secured Loan		10.45%	(L +8.75%)	11/16/2017	6/30/2025	$3,520	$3,492	$3,472	1.8%

Planet Fitness Midwest LLC (5)	Fitness and Recreational Sports Centers
Subordinated Loan		13.00%	N/A	6/16/2016	12/16/2021	5,000	4,964	5,011	2.7

PM Acquisition LLC	All Other General Merchandise Stores
Senior Secured Loan		11.50% cash / 1.00% PIK	N/A	9/30/2017	10/29/2021	6,187	6,108	6,059	3.2
Common equity (499 units) (10)				9/30/2017			499	278	0.1
						6,187	6,607	6,337	3.3
Resource Label Group, LLC	Commercial Printing (except Screen and Books)
Senior Secured Loan		10.19%	(L +8.50%)	6/7/2017	11/26/2023	4,821	4,755	4,767	2.5

Security Alarm Financing Enterprises, L.P. (5)	Security Systems Services (except Locksmiths)
Subordinated Loan (14)		14.00% cash / 0.69% PIK	(L +13.00%)	10/14/2016	6/19/2020	12,525	12,441	12,364	6.6

Sentry Centers Holdings, LLC	Other Professional, Scientific, and Technical Services
Senior Secured Loan		13.07%	(L +11.50%)	1/25/2016	7/24/2019	4,195	4,156	4,259	2.3
Preferred Equity (5,000 Series C units), 8% PIK (10) (13)				3/31/2014			527	527	0.3
						4,195	4,683	4,786	2.6
Southern Technical Institute, LLC (5)	Colleges, Universities, and Professional Schools
Subordinated Loan (10)		15.00% PIK	N/A	12/2/2014	12/2/2020	3,520	3,451	1,201	0.6
Preferred Equity (1,764,720 Class SP-1 units), 15.75% PIK (8) (10)				3/30/2016			2,094	—	—
Warrants (2,174,905 Class A units) (10)				3/30/2016	3/30/2026 (12)		46	—	—
						3,520	5,591	1,201	0.6

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

Stancor, L.P. (5)	Pump and Pumping Equipment Manufacturing
Senior Secured Loan		9.56%	(L +8.00%)	8/19/2014	8/19/2019	$7,919	$7,896	$7,919	4.2%
Preferred Equity (1,250,000 Class A units), 8% PIK (8) (10)				8/19/2014			1,501	1,486	0.8
						7,919	9,397	9,405	5.0
The Escape Game, LLC (5)	Other amusement and recreation industries
Senior Secured Loan		10.32%	(L +8.75%)	12/22/2017	12/20/2022	7,000	6,948	6,948	3.7

TravelCLICK, Inc.	Computer Systems Design and Related Services
Senior Secured Loan		9.32%	(L +7.75%)	10/16/2015	11/6/2021	7,334	7,303	7,334	3.9

Truck Hero, Inc.	Truck Trailer Manufacturing
Senior Secured Loan		9.89%	(L +8.25%)	5/30/2017	4/21/2025	7,014	6,971	7,064	3.8

United Biologics Holdings, LLC (5)	Medical Laboratories
Senior Secured Loan (11)		12.00% cash / 2.00% PIK	N/A	7/26/2012	4/30/2018	4,266	4,248	4,266	2.3
Subordinated Loan (10)		8.00 % PIK	N/A	7/6/2016	4/30/2019	7	7	7	—
Preferred Equity (151,787 units) (10)				4/16/2013			9	92	—
Warrants (29,374 units) (10)				7/26/2012	3/5/2022 (12)		82	147	0.1
						4,273	4,346	4,512	2.4

Total Non-control/Non-affiliate Investments						199,332	209,360	197,374	104.9

Affiliate Investments
All Metals Holding, LLC (5)	Metal Service Centers and Other Metal Merchant Wholesalers
Senior Secured Loan		12.00% cash / 1.00% PIK	N/A	12/31/2014	12/28/2021	12,869	12,288	12,759	6.8
Common Equity (637,954 units) (10)				12/31/2014			565	1,785	0.9
						12,869	12,853	14,544	7.7

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

Contract Datascan Holdings, Inc. (5)	Office Machinery and Equipment Rental and Leasing
Subordinated Loan		12.00%	N/A	8/5/2015	2/5/2021	$8,000	$7,985	$8,000	4.2%
Preferred Equity (3,061 Series A shares), 10% PIK (10)				8/5/2015			4,347	5,964	3.2
Common Equity (11,273 shares) (10)				6/28/2016			104	260	0.1
						8,000	12,436	14,224	7.5
Jobson Healthcare Information, LLC (5) (9)	Other Professional, Scientific, and Technical Services
Senior Secured Loan (11)		10.13% cash / 5.30% PIK	(L +13.43%)	7/23/2014	7/21/2019	15,447	15,241	12,910	6.9
Common Equity (13 member units)				12/15/2017			—	—	—
Warrants (1 member unit) (10)				7/23/2014	7/21/2019 (12)		454	—	—
						15,447	15,695	12,910	6.9
Master Cutlery, LLC (5)	Sporting and Recreational Goods and Supplies Merchant Wholesalers
Subordinated Loan		13.00%	N/A	4/17/2015	4/17/2020	4,705	4,692	2,873	1.5
Preferred Equity (3,723 Series A units), 8% PIK (8) (10)				4/17/2015			3,483	—	—
Common Equity (15,564 units) (10)				4/17/2015			—	—	—
						4,705	8,175	2,873	1.5
NeoSystems Corp.(5)	Other Accounting Services
Subordinated Loan		10.50% cash / 1.25% PIK	N/A	8/29/2014	8/13/2019	2,143	2,136	2,143	1.1
Preferred Equity (521,962 convertible shares), 10% PIK (10)				8/14/2014			1,390	2,248	1.2
						2,143	3,526	4,391	2.3
Pfanstiehl Holdings, Inc. (5)	Pharmaceutical Preparation Manufacturing
Subordinated Loan		10.50%	N/A	1/1/2014	9/29/2021	3,788	3,823	3,755	2.0
Common Equity (400 Class A shares)				1/1/2014			217	4,755	2.5
						3,788	4,040	8,510	4.5

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

TRS Services, LLC (5)	Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance
Senior Secured Loan		10.07%	(L +8.50%)	12/10/2014	12/10/2019	$9,466	$9,330	$9,466	5.0%
Preferred Equity (329,266 Class AA units), 15% PIK (10)				6/30/2016			401	409	0.2
Preferred Equity (3,000,000 Class A units), 11% PIK (8) (10)				12/10/2014			3,374	2,230	1.2
Common Equity (3,000,000 units) (10)				12/10/2014			572	—	—
						9,466	13,677	12,105	6.4
Total Affiliate Investments						56,418	70,402	69,557	36.8

Control Investment
MTE Holding Corp. (2) (5)	Travel Trailer and Camper Manufacturing
Subordinated Loan (to Mirage Trailers, LLC, a controlled, consolidated subsidiary of MTE Holding Corp.)		13.07% cash / 1.50% PIK	(L +13.50%)	11/25/2015	11/25/2020	7,186	7,144	7,118	3.8
Common Equity (554 shares)				11/25/2015			3,069	3,450	1.8
						7,186	10,213	10,568	5.6
Total Control Investment						7,186	10,213	10,568	5.6

Total Investments						$262,936	$289,975	$277,499	147.3%

(1)
Equity ownership may be held in shares or units of companies affiliated with the portfolio company. The Company's investments are generally classified as "restricted securities" as such term is defined under Regulation S-X Rule 6-03(f) or Securities Act Rule 144.

(2)
Substantially all of the investments that bear interest at a variable rate are indexed to LIBOR (L), and reset monthly, quarterly, or semi-annually. Variable-rate loans with an aggregate cost of $189,022 include LIBOR reference rate floor provisions of generally 1% to 2%; at December 31, 2017, approximately 7% of the Company's LIBOR referenced amounts are subject to a reference rate floor of 2.00%. For each investment, the Company has provided the spread over the reference rate and current interest rate in effect at December 31, 2017. Unless otherwise noted, all investments with a stated PIK rate require interest payments with the issuance of additional securities as payment of the entire PIK provision.

(3)	Fair value was determined using significant unobservable inputs for all of the Company's investments. See Note 5 for further details.

(4)	The negative amount represents the excess of the par value of an unfunded commitment in excess of its fair value.

(5)	Investments (or portion thereof) held by SBIC I LP. All other investments pledged as collateral under the PWB Credit Facility.

(6)
Non-qualifying assets under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company's assets, as defined under Section 55 of the 1940 Act, at the time of acquisition of any additional non-qualifying assets. As of December 31, 2017, 97.53% of the Company's assets were qualifying assets.

(7)	Investment was on non-accrual status as of December 31, 2017, meaning the Company has ceased recognizing all or a portion of income on the investment. See Note 4 for further details.

(8)	The fair value of the most-recently recognized PIK dividend as of December 31, 2017, was $0.

OFS Capital Corporation and Subsidiaries
Consolidated Schedule of Investments - Continued
December 31, 2017
(Dollar amounts in thousands)

(9)
The Company has entered into a contractual arrangement with co‑lenders whereby, subject to certain conditions, it has agreed to receive its payment after the repayment of certain co‑lenders pursuant to a payment waterfall. The reported interest rate of 9.28% at December 31, 2017, includes additional interest of 0.69% per annum as specified under the contractual arrangement among the Company and the co‑lenders.

(10)	Non-income producing.
(11)The interest rate on these investments contains a PIK provision, whereby the issuer has the option to make interest payments in cash or with the issuance of additional securities as payment of the entire PIK provision. The interest rate in the schedule represents the current interest rate in effect for these investments. The following table provides additional details on these PIK investments, including the maximum annual PIK interest rate allowed as of December 31, 2017:

Portfolio Company	Investment Type	Range of PIK Option	Range of Cash Option	Maximum PIK Rate Allowed
Community Intervention Services, Inc.	Subordinated Loan	0% or 6.00%	13.00% or 7.00%	6.00%
Eblens Holdings, Inc.	Subordinated Loan	0% or 1.00%	13.00% or 12.00%	1.00%
Jobson Healthcare Information, LLC	Senior Secured Loan	1.50% to 5.30%	13.93% to 10.13%	5.30%
United Biologics Holdings, LLC	Senior Secured Loan	0% or 2.00%	14.00% or 12.00%	2.00%

(12)	Represents expiration date of the warrants.

(13)	All or portion of investment held by a wholly-owned subsidiary subject to income tax.

(14)
The PIK provision is reset at the beginning of each interest period equal to the excess of reference rate over the reference rate floor of 1.00%. The PIK interest rate in the schedule represents the current PIK interest rate in effect.

See Notes to Financial Statements.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 1. Organization
OFS Capital Corporation (the "Company"), a Delaware corporation, is an externally managed, closed-end, non-diversified management investment company. The Company has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). In addition, for income tax purposes, the Company has elected to be treated as a regulated investment company ("RIC") under Subchapter M of Code under the Internal Revenue Code of 1986, as amended (the "Code").
The Company’s investment objective is to provide stockholders with current income and capital appreciation through its strategic investment focus primarily on debt investments and, to a lesser extent, equity investments primarily in middle-market companies principally in the United States. OFS Capital Management, LLC, a wholly owned subsidiary of OFSAM and registered investment advisor under the Advisers Act ("Advisor"), manages the day-to-day operations of, and provides investment advisory services to, the Company.
In addition, OFS Advisor also serves as the investment adviser for Hancock Park Corporate Income, Inc. ("HPCI"), a Maryland corporation and a BDC. HPCI’s investment objective is similar to that of the Company. OFS Advisor also serves as the investment adviser for OFS Credit Company, Inc. ("OCCI"), a newly organized, non-diversified, externally managed, closed-end management investment company that has registered as an investment company under the 1940 Act that primarily invests in CLO debt and subordinated securities. In addition, Orchard First Source Asset Management, LLC, a full-service provider of capital and leveraged finance solutions to U.S. Corporations ("OFSAM"), owns 2,946,474 shares, or 22%, of the outstanding common stock of the Company.
The Company may make investments directly or through SBIC I LP, its investment company subsidiary licensed under the U.S. Small Business Administration's ("SBA") small business investment company program ("SBIC Program"). The SBIC Program is designed to stimulate the flow of capital into eligible businesses. SBIC I LP is subject to SBA regulatory requirements, including limitations on the businesses and industries in which it can invest, requirements to invest at least 25% of its "regulatory capital" in "eligible smaller businesses", as defined under the Small Business Investment Act of 1958, as amended ("SBIC Act"), limitations on the financing terms of investments, and capitalization thresholds that may limit distributions to the Company; and is subject to periodic audits and examinations of its financial statements.

Note 2. Summary of Significant Accounting Policies
Basis of presentation: The Company prepares its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), including ASC Topic 946, Financial Services-Investment Companies, and the requirements for reporting on Form 10-K, the 1940 Act, and Articles 6 and 12 of Regulation S-X. In the opinion of management, the consolidated financial statements include all adjustments, consisting only of normal and recurring accruals and adjustments, necessary for fair presentation in accordance with GAAP. Certain amounts in the prior period financial statements have been reclassified to conform to the current year presentation.
Principles of consolidation: The Company consolidates majority-owned investment company subsidiaries. The Company does not own any controlled operating company whose business consists of providing services to the Company, which would also require consolidation. All intercompany balances and transactions are eliminated upon consolidation.
Investments: The Company applies fair value accounting in accordance with ASC Topic 820, Fair Value Measurements, which defines fair value, establishes a framework to measure fair value, and requires disclosures regarding fair value measurements. Fair value is defined as the price to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is determined through the use of models and other valuation techniques, valuation inputs, and assumptions market participants would use to value the investment. Highest priority is given to prices for identical assets quoted in active markets (Level 1) and the lowest priority is given to unobservable valuation inputs (Level 3). The availability of observable inputs can vary significantly and is affected by many factors, including the type of product, whether the product is new to the market, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that the valuation is based on less observable or unobservable inputs, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3 (i.e., those instruments valued using non-observable inputs), which comprise the entirety of the Company’s investments.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Changes to the valuation policy are reviewed by management and the Company’s board of directors (the "Board"). As the Company’s investments change, markets change, new products develop, and valuation inputs become more or less observable, the Company will continue to refine its valuation methodologies.
See Note 5 for more detailed disclosures of the Company’s fair value measurements of its financial instruments.
Investment classification: The Company classifies its investments in accordance with the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in those companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of board representation, “Affiliate Investments” are defined as investments in those companies in which the Company owns between 5% and 25% of the voting securities, and “Non-Control/Non-Affiliate Investments” are those that neither qualify as Control Investments nor Affiliate Investments.
Use of estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of investment income, expenses, gains and losses during the reporting period. Actual results could differ significantly from those estimates.
Cash and cash equivalents:Cash and cash equivalents consist of cash and highly liquid investments not held for resale with original maturities of three months or less. The Company’s cash and cash equivalents are maintained with a member bank of the FDIC and at times, such balances may be in excess of the Federal Deposit Insurance Corporation
("FDIC") insurance limits. Included in cash and cash equivalents was $38,172 and $72,140 held in a US Bank Money Market Deposit Account as of December 31, 2018 and 2017, respectively. In addition, the Company's use of cash and cash equivalents held by SBIC I LP is limited by SBA regulation, including, but not limited to, investment in eligible portfolio companies and general corporate purposes, subject to a statutory measure of undistributed accumulated earnings.
Revenue recognition:
Interest income:Interest income is recorded on an accrual basis and reported as an interest receivable until collected. Interest income is accrued daily based on the outstanding principal amount and the contractual terms of the debt investment. Certain of the Company’s investments contain a payment-in-kind interest income provision (“PIK interest”). The PIK interest, computed at the contractual rate specified in the applicable investment agreement, is added to the principal balance of the investment, rather than being paid in cash, and recorded as interest income at fair value, as applicable, on the consolidated statements of operations. The Company discontinues accrual of interest income, including PIK interest, when there is reasonable doubt that the interest income will be collected.
Loan origination fees, original issue discount (“OID”), market discount or premium, and loan amendment fees (collectively, “Net Loan Fees”) are recorded as an adjustment to the amortized cost of the investment, and accreted or amortized as an adjustment to interest income over the life of the respective debt investment using a method that approximates the effective interest method. When the Company receives a loan principal payment, the unamortized Net Loan Fees related to the paid principal is accelerated and recognized in interest income.
Further, the Company may acquire or receive equity, warrants or other equity-related securities (“Equity”) in connection with the Company’s acquisition of, or subsequent amendment to, debt investments. The Company determines the cost basis of Equity based on its fair value, and the fair value of debt investments and other securities or consideration received. Any resulting difference between the face amount of the debt and its recorded cost resulting from the assignment of value to the Equity is treated as OID, and accreted into interest income as described above.
Dividend income: Dividend income on common equity securities in limited liability companies, partnerships and other private entities, generally payable in cash, is recorded at the time dividends are declared. Dividend income on preferred equity investments is accrued daily based on the contractual terms of the preferred equity investment. Dividends on preferred equity securities may be payable in cash or in additional preferred securities, and are generally not payable unless declared or upon liquidation. Declared dividends payable in cash are reported as dividend receivables until collected. Non-cash dividends payable in additional preferred securities or contractually earned but not declared (“PIK dividends”) are recognized at fair value and recorded as an adjustment to the cost basis of the investment. Distributions in excess of the accumulated net income of the underlying portfolio company are recorded as a reduction in the cost of the common or preferred stock investment.
Fee income:The Company generates revenue in the form of management, valuation, and other contractual fees, that is recognized as the related services are rendered. In the general course of its business, the Company receives certain fees from portfolio companies which are non-recurring in nature. Such non-recurring fees include prepayment fees on certain loans repaid

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

prior to their scheduled due date, which are recognized as earned when received, and fees for capital structuring or advisory services from certain portfolio companies, which are recognized as earned upon closing of the investment.
Investment Transactions and net realized and unrealized gain or loss on investments: Investment transactions are reported on a trade-date basis. Unsettled trades as of the balance sheet date are included in payable for investments purchased. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investment. Investments are valued at fair value as determined in good faith by Company management under the supervision and review of the Board. After recording all appropriate interest, dividend, and other income, some of which is recorded as an adjustment to the cost basis of the investment as described above, the Company reports changes in the fair value of investments as net changes in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.
Non-accrual loans: When there is reasonable doubt that principal, cash interest, or PIK interest, will be collected, debt investments are placed on non-accrual status and the Company will cease recognizing cash interest, PIK interest, or Net Loan Fee amortization, as applicable. When an investment is placed on non-accrual status, all interest previously accrued but not collected , other than PIK interest that has been contractually added to the adjusted cost basis of the investment prior to the designation date, is reserved against current period interest income. Interest payments subsequently received on non-accrual investments may be recognized as income or applied to principal depending upon management’s judgment. Interest accruals and Net Loan Fee amortization are resumed on non-accrual investments only when they are brought current with respect to principal, interest, and when, in the judgment of management, the investments are estimated to be fully collectible as to all principal and interest. In the opinion of management, if there is a question as to the ability of the debtor to meet the terms of the loan agreement, or interest or principal is more than 90 days contractually past due, the loan investment will be placed on non-accrual status. Past due status is based on how long after the contractual due date a principal or interest payment is received. See Note 4 for further information.
Income taxes: The Company has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements, and timely distribute at least 90% of its ICTI to its stockholders. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which generally relieves the Company from U.S. federal income taxes.
Depending on the level of ICTI earned in a tax year, the Company may choose to retain ICTI in an amount less than that which would trigger U.S. federal income tax liability under Subchapter M of the Code. However, the Company would be liable for a 4% excise tax on such income. Excise tax liability is recognized when the Company determines its estimated current year annual investment company table income ("ICTI"), as defined in the Code, exceeds distributions from current year ICTI. The Company recognized excise tax of $130, $0 and $0 for the years ended December 31, 2018, 2017 and 2016. See Note 8 for further information.
The Company may utilize wholly owned holding companies taxed under Subchapter C of the Code ("Taxable Blockers") when making equity investments in portfolio companies taxed as pass-through entities to meet its source-of-income requirements as a RIC. Taxable Blockers, which are investment companies under GAAP, are consolidated in the Company’s GAAP financial statements and may result in current and deferred federal and state income tax expense with respect to income derived from those investments. Such income, net of applicable income taxes, is not included in the Company’s tax-basis net investment income until distributed by the Taxable Blocker, which may result in timing and character differences between the Company’s GAAP and tax-basis net investment income and realized gains and losses. Income tax expense from Taxable Blockers related to net investment income are included in general and administrative expenses, or the applicable net realized or unrealized gain (loss) line item from which the federal or state income tax originated for capital gains and losses. See Note 8 for further information.
The Company evaluates tax positions taken in the course of preparing its tax returns to determine whether they are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold could result in greater and undistributed ICTI, income and excise tax expense, and, if involving multiple years, a re-assessment of the Company’s RIC status. GAAP requires recognition of accrued interest and penalties related to uncertain tax benefits as income tax expense. There were no uncertain income tax positions at December 31, 2018 and 2017. The current and prior three tax years remain subject to examination by U.S. federal and most state tax authorities.
Distributions: Distributions to common stockholders are recognized on the record date. The timing of distributions as well as the amount to be paid out as a distribution is determined by the Board each quarter. Distributions from net investment income and net realized gains are determined in accordance with the Code. Net realized capital gains, if any, are distributed at least

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

annually, although the Company may decide to retain such capital gains for investment. Distributions paid in excess of ICTI and not capital gains are considered returns of capital to stockholders.
The Company has adopted a distribution reinvestment plan ("DRIP") that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless stockholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then stockholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution.
The Company may use newly issued shares under the guidelines of the DRIP, or the Company may purchase shares in the open market in connection with its obligations under the plan.
Deferred debt issuance costs: Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. Deferred debt issuance costs are presented as a direct reduction of the related debt liability on the consolidated statements of assets and liabilities except for deferred debt issuance costs associated with the Company’s line of credit arrangements, which are included in prepaid expenses and other assets on the consolidated statements of assets and liabilities. Unamortized debt issuance costs included in prepaid expenses and other assets on the consolidated statements of assets and liabilities as of December 31, 2018 and 2017 were $180 and $80, respectively. Deferred debt issuance costs are amortized to interest expense over the term of the related debt.
Goodwill: On December 4, 2013, in connection with the the Company's acquisition of the remaining ownership interests in SBIC I LP and SBIC I GP, LLC on December 4, 2013, making SBIC I LP a wholly owned subsidiary of the Company ("SBIC Acquisition"), the Company recorded goodwill of $1,077, which is included in prepaid expenses and other assets on the consolidated statements of assets and liabilities. Goodwill is not subject to amortization. Goodwill is evaluated for impairment annually or more frequently if events occur or circumstances change that indicate goodwill may be impaired. There have been no goodwill impairments since the date of the SBIC Acquisition.
Intangible asset: On December 4, 2013, in connection with the SBIC Acquisition, the Company recorded an intangible asset of $2,500 attributable to the SBIC license. The Company amortizes this intangible asset on a straight-line basis over its estimated useful life of 13 years. The Company expects to incur annual amortization expense of $195 in each annual period through December 31, 2025 and $145 in 2026.
The Company tests its intangible asset for impairment if events or circumstances suggest that the asset carrying value may not be fully recoverable. The intangible asset, net of accumulated amortization of $991 and $795 at December 31, 2018 and 2017, respectively, is included in prepaid expenses and other assets in the consolidated statements of assets and liabilities.
Interest expense: Interest expense is recognized on an accrual basis as incurred.
Concentration of credit risk: Aside from its debt instruments, financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits at financial institutions. At various times during the year, the Company may exceed the federally insured limits. To mitigate this risk, the Company places cash deposits only with high credit quality institutions. Management believes this risk of loss is minimal. The amount of loss due to credit risk from debt investments if borrowers fail to perform according to the terms of the contracts, and the collateral or other security for those instruments proved to be of no value to the Company, is equal to the Company's recorded investment in debt instruments and the unfunded loan commitments as disclosed in Note 6.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

New Accounting Standards
The following table discusses recently issued ASUs by the FASB:

Standard	Description	Period of Adoption	Effect of Adoption on the Financial Statements
Standards that were adopted
ASU No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement	Eliminates, adds and modifies certain disclosure requirements for fair value measurements	Third Quarter 2018 prospectively	No material impact to the Company's consolidated financial statements.
ASU 2016-15, Statement of Cash Flows
Addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows.
		First Quarter 2018 prospectively	No material impact to the Company's consolidated financial statements.
ASU 2016-19, Technical Corrections and Improvements
Makes minor corrections and clarifications that affect a wide variety of topics in the Accounting Standards Codification, including an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance of that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the Topic 820 amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements.
		First Quarter 2018 prospectively	No material impact to the Company's consolidated financial statements.
The following table discusses recently issued ASUs by the FASB yet to be adopted by the Company:

Standard	Description	Effect of Adoption on the Financial Statements
Standards that are not yet adopted
ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment
Removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill.

Annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early application is permitted. The adoption of ASU 2017-04 is not expected to have a material effect on the Company's consolidated financial statements.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Standard	Description	Effect of Adoption on the Financial Statements
Standards that are not yet adopted
ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities	Shortens the amortization period for certain purchased callable debt securities held at a premium to the earliest call date. Securities held at a discount are to continue to be amortized to maturity.
Annual reporting periods beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. Additionally, in the period of adoption, an entity should provide disclosures about a change in accounting principle. The adoption of ASU 2017-08 is not expected to have a material effect on the Company's consolidated financial statements.

SEC Disclosure Update and Simplification

In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. The Company adopted the final rule under SEC Release No. 33-10532 as of December 31, 2018. The Company has evaluated the impact of the amendments and determined the effect of the adoption of the simplification rules on financial statements will be limited to the modification and removal of certain presentations on the financial statements.

The SEC Release requires presentation changes to the Company's Consolidated Statements of Changes in Net Assets. The changes in presentation have been retrospectively applied to the Consolidated Statements of Assets and Liabilities and Consolidated Statement of Changes in Net Assets for the years ended December 31, 2017. The following tables provide reconciliations of retrospective changes applied to the prior period.

December 31, 2017
Accumulated undistributed net investment income	$9,404
Accumulated undistributed net realized gains	3,881
Net unrealized depreciation on investments	(12,480)
Total distributable earnings	$805

	For the Year Ended December 31,
Distributions to stockholders	2017	2016
Accumulated net investment income	$14,158	$12,157
Accumulated net realized gains	2,738	169
Total distributions from total distributable earnings (accumulated losses)	16,896	12,326
Return of capital distributions	—	858
Total distributions to stockholders	16,896	13,184

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 3. Related Party Transactions
Investment Advisory and Management Agreement: OFS Advisor manages the day-to-day operations of, and provides investment advisory services to, the Company pursuant to an agreement dated November 7, 2012 ("Investment Advisory Agreement"). The Investment Advisory Agreement was most recently re-approved on April 5, 2018. Under the terms of the Investment Advisory Agreement, which are in accordance with the 1940 Act and subject to the overall supervision of the Company’s Board, OFS Advisor is responsible for sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring investments, and monitoring investments and portfolio companies on an ongoing basis. OFS Advisor is a subsidiary of OFSAM and a registered investment advisor under the Investment Advisers Act of 1940, as amended.
OFS Advisor’s services under the Investment Advisory Agreement are not exclusive to the Company and OFS Advisor is free to furnish similar services to other entities, including other BDCs affiliated with OFS Advisor, so long as its services to the Company are not impaired. OFS Advisor also serves as the investment adviser or collateral manager to CLOs and other companies, including HPCI and OCCI.
OFS Advisor receives fees for providing services, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% and based on the average value of the Company’s total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts and including assets owned by any consolidated entity) at the end of the two most recently completed calendar quarters, adjusted for any share issuances or repurchases during the quarter. OFS Advisor has elected to exclude the value of the intangible asset and goodwill resulting from the SBIC Acquisition from the base management fee calculation.
The base management fee is payable quarterly in arrears and was $6,335, $4,999, and $4,516, for the years ended December 31, 2018, 2017, and 2016, respectively. The Company owed the Advisor management fees of $1,749 and $1,273 as of December 31, 2018 and 2017, respectively.
The incentive fee has two parts. The first part ("Part One") is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination and sourcing, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (as defined below) and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest or dividend feature (such as OID, debt instruments with PIK interest, equity investments with accruing or PIK dividend and zero coupon securities), accrued income that the Company has not yet received in cash.
Pre-incentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter and adjusted for any share issuances or repurchases during such quarter. Accordingly, as a result of the follow-on public offering of 3,625,000 shares of common stock in April 2017 (the "Offering"), the Part One incentive fee was reduced by $593 for the three months ended June 30, 2017, determined by adjusting the value of net assets, as defined above, at March 31, 2017 by the daily weighted average of the Offering proceeds available to the Company during the three months ended June 30, 2017. The incentive fee with respect to pre-incentive fee net income is 20.0% of the amount, if any, by which the pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, OFS Advisor receives no incentive fee until the net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 100.0% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, OFS Advisor will receive 20.0% of the pre-incentive fee net investment income.
Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the base management fee. These calculations are appropriately prorated for any period of less than three months.
The second part ("Part Two") of the incentive fee (the “Capital Gain Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2012, and equals 20.0% of the Company’s aggregate realized capital gains, if any, on a cumulative basis from the date of the election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation through the end of such year, less all previous amounts paid in respect of the Capital Gain Fee; provided that the incentive fee determined as of December 31, 2012, was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period beginning on the date of the Company’s election to be a BDC and ending December 31, 2012.
The Company accrues the Capital Gain Fee if, on a cumulative basis, the sum of net realized capital gains and (losses) plus net unrealized appreciation and (depreciation) is positive. If, on a cumulative basis, the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation) decreases during a period, the Company will reverse any excess Capital Gain Fee previously accrued such that the amount of Capital Gains Fee accrued is no more than 20% of the sum of net realized capital gains (losses) plus net unrealized appreciation (depreciation). OFS Advisor has excluded from the Capital Gain Fee calculation any realized gain with respect to (1) the SBIC Acquisition, and (2) the WM Asset Sale.
The Company incurred incentive fee expense of $4,409, $2,962, and $3,333 for the years ended December 31, 2018, 2017, and 2016, respectively. Incentive fees for the years ended December 31, 2018, 2017, and 2016, included Part One incentive fees (based on net investment income) of $4,409, which included an irrevocably waiver of receipt of $22 by OFS Advisor, $2,962, which included a share issue adjustment of $(593) related to the Company's Offering, and $3,472, respectively, and Part Two incentive fees (based upon net realized and unrealized gains and losses, or capital gains) of $0, $0 and $(139), respectively.
The Company owed the Advisor incentive fees of $1,368 and $714 as of December 31, 2018 and 2017, respectively.
License Agreement: The Company entered into a license agreement with OFSAM under which OFSAM has agreed to grant the Company a non-exclusive, royalty-free license to use the name “OFS.”
Administration Agreement: OFS Services furnishes the Company with office facilities and equipment, necessary software licenses and subscriptions, and clerical, bookkeeping and record keeping services at such facilities pursuant to an Administration Agreement. The Administration Agreement was most recently re-approved by the Board on April 5, 2018. Under the Administration Agreement, OFS Services performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. In addition, OFS Services assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Under the Administration Agreement, OFS Services also provides managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance. Payment under the Administration Agreement is equal to an amount based upon the Company’s allocable portion of OFS Services’s overhead in performing its obligations under the Administration Agreement, including, but not limited to, rent, information technology services and the Company’s allocable portion of the cost of its officers, including its chief executive officer, chief financial officer, chief compliance officer, chief accounting officer, and their respective staffs. To the extent that OFS Services outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without profit to OFS Services.
Administration fee expense was $1,601, $1,314 and $1,304 for the years ended December 31, 2018, 2017, and 2016, respectively. The Company owed OFS Services administration fees of $577 and $476 as of December 31, 2018 and 2017, respectively.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 4. Investments
As of December 31, 2018, the Company had loans to 44 portfolio companies, of which 88% were senior secured loans and 12% were subordinated loans, at fair value, as well as equity investments in 13 of these portfolio companies. The Company also held an equity investment in six portfolio companies in which it did not hold a debt investment. At December 31, 2018, investments consisted of the following:

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Senior secured debt investments	$325,873	78.8%	186.2%	$319,017	80.4%	182.3%
Subordinated debt investments	56,212	13.6	32.1	44,540	11.2	25.4
Preferred equity	19,620	4.7	11.2	14,613	3.7	8.4
Common equity and warrants	11,606	2.8	6.6	18,627	4.7	10.6
Total	$413,311	100.0%	236.1%	$396,797	100.0%	226.7%
In June 2018, the Company's investment in Southern Technical Institute, LLC was restructured. The Company converted its subordinated note, SP-1 preferred shares, and warrants for a $1,471 subordinated loan and 1,764,720 shares of Class A-1 common units. The cost and fair value of the securities received were $-0- and $-0- as of December 31, 2018. The Company recognized a realized loss on the restructuring of $5,608 for the year ended December 31, 2018, of which $4,407 was recognized as unrealized losses as of December 31, 2017.
At December 31, 2018, the Company had three loans (Community Intervention Services, Inc., Southern Technical Institute, LLC and Master Cutlery, LLC) on non-accrual status with respect to all interest and Net Loan Fee amortization, with an aggregate amortized cost and fair value of $12,403 and $850 thousand, respectively.
In August 2018, the Elgin Fasteners Group senior secured loan became contractually due. The lending group entered into a forbearance agreement with respect to the maturity date through September 26, 2019, subject to other terms and conditions. The investment continues to accrue interest as the borrower has continued to make interest and amortization payments.
At December 31, 2018, all of the Company’s investments were domiciled in the United States. The industry compositions of the Company’s investment portfolio were as follows:

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Administrative and Support and Waste Management and Remediation Services
Security Systems Services (except Locksmiths)	$6,516	1.6%	3.7%	$5,901	1.5%	3.4%
Temporary Help Services	14,059	3.4	8.0	13,993	3.5	8.0
Arts, Entertainment, and Recreation
Other Amusement and Recreation Industries	10,691	2.6	6.1	10,511	2.6	6.0
Construction
Electrical Contractors and Other Wiring Installation Contractors	17,525	4.2	10.0	17,134	4.3	9.8
Plumbing, Heating, and Air-Conditioning Contractors	9,061	2.2	5.2	8,235	2.1	4.7
Education Services
Colleges, Universities, and Professional Schools	—	—	—	—	—	—
Finance and Insurance
Direct Health and Medical Insurance Carriers	5,700	1.4	3.3	5,570	1.4	3.2
Insurance Agencies and Brokerages	9,489	2.3	5.4	9,290	2.3	5.3

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Health Care and Social Assistance
Child Day Care Services	8,126	2.0	4.6	7,759	2.0	4.4
Home Health Care Services	11,203	2.7	6.4	11,176	2.8	6.4
Medical Laboratories	91	—	0.1	45	—	—
Offices of Physicians, Mental Health Specialists	10,185	2.5	5.8	9,771	2.5	5.6
Outpatient Mental Health and Substance Abuse Centers	11,603	2.8	6.6	3,933	1.0	2.2
Information
Data Processing, Hosting, and Related Services	11,909	2.9	6.8	11,814	3.0	6.7
Software Publishers	32,750	7.9	18.6	29,778	7.5	16.9
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	3,645	0.9	2.1	3,509	0.9	2.0
Commercial Printing (except Screen and Books)	4,767	1.2	2.7	4,772	1.2	2.7
Other Aircraft Parts and Auxiliary Equipment Manufacturing	5,394	1.3	3.1	4,141	1.0	2.4
Pharmaceutical Preparation Manufacturing	4,031	1.0	2.3	12,148	3.1	6.9
Printing Machinery and Equipment Manufacturing	5,000	1.2	2.9	4,841	1.2	2.8
Pump and Pumping Equipment Manufacturing	1,501	0.4	0.9	1,416	0.4	0.8
Travel Trailer and Camper Manufacturing	10,337	2.5	5.9	9,945	2.5	5.7
Truck Trailer Manufacturing	6,977	1.7	4.0	6,808	1.7	3.9
Unlaminated Plastics Profile Shape Manufacturing	6,060	1.5	3.5	5,901	1.5	3.4
Other Services (except Public Administration)
Automotive Body, Paint, and Interior Repair and Maintenance	3,802	0.9	2.2	3,747	0.9	2.1
Automotive Oil Change and Lubrication Shops	20,694	5.0	11.8	20,839	5.3	11.9
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	19,028	4.6	10.9	15,745	4.0	9.0
Professional, Scientific, and Technical Services
Other Accounting Services	1,537	0.4	0.9	2,250	0.6	1.3
Other Computer Related Services	12,877	3.1	7.4	12,904	3.3	7.4
Other Professional, Scientific, and Technical Services	9,302	2.3	5.3	9,736	2.5	5.6
Research and Development in the Social Sciences and Humanities	29,693	7.2	17.0	29,016	7.3	16.5
Public Administration
Other Justice, Public Order, and Safety Activities	9,832	2.4	5.6	9,437	2.4	5.4

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

		Percentage of Total			Percentage of Total
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Real Estate and Rental and Leasing
Home Health Equipment Rental	900	0.2	0.5	89	—	0.1
Office Machinery and Equipment Rental and Leasing	13,038	3.2	7.4	16,965	4.3	9.7
Retail Trade
Cosmetics, Beauty Supplies, and Perfume Stores	6,334	1.5	3.6	6,292	1.6	3.6
Shoe store	9,568	2.2	5.5	9,543	2.4	5.5
Supermarkets and Other Grocery (except Convenience) Stores	1,386	0.3	0.8	1,349	0.3	0.8
All Other General Merchandise Stores	5,930	1.4	3.4	5,354	1.2	3.1
Transportation and Warehousing
General Warehousing and Storage	20,118	4.9	11.5	20,647	5.2	11.8
Wholesale Trade
Business to Business Electronic Markets	1,959	0.5	1.1	1,914	0.5	1.1
Industrial Machinery and Equipment Merchant Wholesalers	9,706	2.3	5.5	9,086	2.3	5.2
Industrial Supplies Merchant Wholesalers	6,858	1.7	3.9	6,858	1.7	3.9
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,247	2.0	4.7	850	0.2	0.5
Stationery and Office Supplies Merchant Wholesalers	15,882	3.7	9.1	15,785	4.0	9.0
	$413,311	100.0%	236.1%	$396,797	100.0%	226.7%
As of December 31, 2017, the Company had loans to 35 portfolio companies, of which 79% were senior secured loans and 21% were subordinated loans, at fair value, as well as equity investments in 17 of these portfolio companies. The Company also held an equity investment in two portfolio companies in which it did not hold a debt investment. At December 31, 2017, investments consisted of the following:
At December 31, 2017, investments consisted of the following:

		Percentage of Total			Percentage of Total
	Amortized Cost	Amor-tized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Senior secured debt investments	$196,020	67.6%	104.1%	$195,112	70.3%	103.5%
Subordinated debt investments	63,031	21.7%	33.5	51,198	18.4%	27.2
Preferred equity	24,103	8.3%	12.8	19,200	6.9%	10.2
Common equity and warrants	6,821	2.4%	3.6	11,989	4.3%	6.4
Total	$289,975	100.0%	154.0%	$277,499	100.0%	147.3%
In December 2017, the Company's investment in Jobson Healthcare Information, LLC ("Jobson") was restructured, whereby the lender group, including the Company, purchased all the outstanding equity of Jobson for a nominal purchase price. Immediately after the restructuring, and as of December 31, 2017, the Company owned approximately 12.6% of the common equity of Jobson. In February 2018, in connection with the restructuring, the Company sold its warrant investment, on a pro-rata basis, to the other members of the lender group for a nominal amount. As of December 31, 2017, the amortized cost and fair value of the Company's common equity investment was $-0-; the amortized cost and fair value of the Company's warrant investment was $453 and $-0-, respectively; and the amortized cost and fair value of the Company's debt investment was $15,241 and $12,910, respectively. The Company recognized realized losses of $3,931 on its senior secured debt investment and warrants upon their sale during the year ended December 31, 2018.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

In July 2017, the Company's senior secured debt investment with a cost basis of $6,701, and preferred equity investments, with an aggregate cost basis of $247, in My Alarm Center, LLC, were restructured and exchanged for common equity and a new class of preferred equity securities with a fair value of $-0- and $1,745 respectively. As of June 30, 2017, the Company recognized cumulative unrealized losses of $5,203, which upon restructuring, was realized during the quarter ended September 30, 2017.
At December 31, 2017, the Company had two loans (Community Intervention Services, Inc. and Southern Technical Institute, LLC) on non-accrual status with respect to all interest and unamortized Net Loan Fees with an amortized cost and fair value of $11,100 and $1,200, respectively.
At December 31, 2017, all but one (domiciled in Canada) of the Company’s investments, with an amortized cost and fair value of $3,939 and $4,070, respectively, were domiciled in the United States. The industry compositions of the Company’s investment portfolio were as follows:

		Percentage of Total:			Percentage of Total:
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Administrative and Support and Waste Management and Remediation Services
Security Systems Services (except Locksmiths)	$15,179	5.2%	8.1%	$15,145	5.5%	8.0%
Arts, Entertainment, and Recreation
Fitness and Recreational Sports Centers	17,941	6.2	9.5	18,628	6.7	9.9
Other Amusement and Recreation Industries	6,948	2.4	3.7	6,948	2.5	3.7
Construction
Electrical Contractors and Other Wiring Installation Contractors	18,425	6.4	9.8	18,505	6.7	9.8
Education Services
Colleges, Universities, and Professional Schools	5,591	1.9	3.0	1,201	0.4	0.6
Finance and Insurance
Insurance Agencies and Brokerages	9,579	3.3	5.1	9,417	3.4	5.0
Offices of Real Estate Agents and Brokers	3,939	1.4	2.1	4,070	1.5	2.2
Health Care and Social Assistance
Medical Laboratories	4,346	1.5	2.3	4,512	1.6	2.4
Offices of Physicians, Mental Health Specialists	5,547	1.9	2.9	5,503	2.0	2.9
Outpatient Mental Health and Substance Abuse Centers	7,639	2.6	4.1	—	—	—
Manufacturing
Bolt, Nut, Screw, Rivet, and Washer Manufacturing	3,873	1.3	2.1	3,544	1.3	1.9
Commercial Printing (except Screen and Books)	4,755	1.6	2.5	4,767	1.7	2.5
Other Aircraft Parts and Auxiliary Equipment Manufacturing	5,375	1.9	2.9	5,375	1.9	2.9
Pharmaceutical Preparation Manufacturing	4,040	1.4	2.1	8,510	3.1	4.5
Pump and Pumping Equipment Manufacturing	9,397	3.2	5.0	9,405	3.4	5.0
Travel Trailer and Camper Manufacturing	10,213	3.5	5.5	10,568	3.7	5.5
Truck Trailer Manufacturing	6,971	2.4	3.8	7,064	2.5	3.7

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

		Percentage of Total:			Percentage of Total:
	Amortized Cost	Amortized Cost	Net Assets	Fair Value	Fair Value	Net Assets
Other Services (except Public Administration)
Automotive Oil Change and Lubrication Shops	24,748	8.5	13.0	24,984	9.0	13.5
Commercial and Industrial Machinery and Equipment (except Automotive and Electronic) Repair and Maintenance	13,677	4.8	7.3	12,105	4.4	6.4
Professional, Scientific, and Technical Services
Computer Systems Design and Related Services	7,303	2.5	3.9	7,334	2.6	3.9
Other Accounting Services	3,526	1.2	1.9	4,391	1.6	2.3
Other Professional, Scientific, and Technical Services	23,854	8.2	12.5	21,266	7.7	11.3
Testing Laboratories	3,470	1.2	1.8	3,439	1.2	1.8
Veterinary Services	743	0.3	0.4	748	0.3	0.4
Public Administration
Other Justice, Public Order, and Safety Activities	9,813	3.4	5.2	9,919	3.6	5.3
Real Estate and Rental and Leasing
Home Health Equipment Rental	900	0.3	0.5	141	0.1	0.1
Office Machinery and Equipment Rental and Leasing	12,436	4.3	6.6	14,224	5.1	7.6
Retail Trade
Cosmetics, Beauty Supplies, and Perfume Stores	3,492	1.2	1.9	3,472	1.3	1.8
Shoe store	9,462	3.3	5.0	9,497	3.4	5.0
Warehouse Clubs and Supercenters	9,158	3.2	4.9	9,063	3.3	4.8
All Other General Merchandise Stores	6,607	2.3	3.5	6,337	2.3	3.4
Wholesale Trade
Metal Service Centers and Other Metal Merchant Wholesalers	12,853	4.4	6.8	14,544	5.2	7.7
Sporting and Recreational Goods and Supplies Merchant Wholesalers	8,175	2.8	4.3	2,873	1.0	1.5
	$289,975	100.0%	154.0%	$277,499	100.0%	147.3%

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Unconsolidated Significant Subsidiaries: In accordance with Regulation S-X and GAAP, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Company has a controlling interest unless the business of the controlled operating company consists of providing services to the Company. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Company evaluates its unconsolidated controlled portfolio companies as significant subsidiaries under the respective rules. As of December 31, 2017, MTE Holding Corp. and Subsidiaries was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4-08(g). The Company's voting ownership in MTE Holding Corp. and Subsidiaries is limited to 50% through a substantive participating voting rights agreement with an unaffiliated investor. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of MTE Holding Corp. and Subsidiaries is presented below:

	December 31
Balance Sheet:	2018	2017
Current assets	$5,900	$7,161
Noncurrent assets	25,103	25,408
Total assets	$31,003	$32,569
Current liabilities	$979	$3,116
Noncurrent liabilities	19,886	17,276
Total liabilities	20,865	20,392
Non-controlling interest	4,526	5,675
Controlling interest	5,612	6,502
Total equity	$10,138	$12,177

	Year Ended December 31
Summary of Operations:	2018	2017	2016
Net Sales	$29,902	$31,614	$27,704
Gross Profit	3,216	9,857	7,436
Net income (loss)	(597)	2,106	2,232
Net income (loss) attributable to MTE Holding Corp.	191	1,594	1,235

Note 5. Fair Value of Financial Instruments
Investments
The Company’s investments are valued at fair value as determined in good faith by Company management under the supervision, and review and approval of the Board. These fair values are determined in accordance with a documented valuation policy and a consistently applied valuation process.
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair values are determined with models or other valuation techniques, valuation inputs, and assumptions market participants would use in pricing an asset or liability. Valuation inputs are organized in a hierarchy that gives the highest priority to prices for identical assets or liabilities quoted in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of inputs in the fair value hierarchy are described below:
Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2: Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified term, a Level 2 input must be observable for substantially the full term of the asset or liability. Level 2 inputs include: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Level 3: Unobservable inputs for the asset or liability, and situations where there is little, if any, market activity for the asset or liability at the measurement date.
The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
The Company assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the measurement date. All of the Company’s investments, which are measured at fair value, were categorized as Level 3 based upon the lowest level of significant input to the valuations. There were no transfers among Level 1, 2 and 3 for the years ended December 31, 2018, 2017, and 2016.
Each quarter, for investments for which unadjusted quoted prices in active markets are not available, the Company assesses whether market quotations, prices from pricing services or bids from brokers or dealers (collectively, "Indicative Prices") are available, as well as the Company's ability to transact at such Indicative Prices. Investments for which sufficient Indicative Prices exist are generally valued consistent with such Indicative Prices. The Company periodically corroborates observed Indicative Prices with its actual investment purchase prices and/or other valuation techniques, such as the discounted cash flow method described below. Based on the corroborating analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these Indicative Prices may be reasonable indicators of fair value. In certain instances, the Company may not rely on or may only partially rely on the Indicative Prices when the Company determines such Indicative Prices are not of sufficient strength to rely on as the sole indication of fair value. In such instances, the Company applies a weighting factor to the Indicative Price and an alternative fair value analysis, typically a discounted cash flow analysis. The weighting factor placed on an Indicative Price is applied consistently based upon its relative strength, which considers, among other factors, and when available, the depth and liquidity of the Indicative Price. Weighting factors are not significant to the overall fair value measurement, but rather are applied to incorporate relevant market data when available.
In addition, each quarter, the Company assesses whether an arm’s length transaction occurred in the same security, including the Company's new investments during the quarter, the cost of which (“Transaction Prices”), may be considered a reasonable indication of fair value for up to three months after the transaction date.
Due to the private nature of this marketplace (meaning actual transactions are not publicly reported), and the non-binding nature of the Indicative Prices, and the general inability to observe the input for the full length of the term of an investment, the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy.
Investments that are not valued using Indicative Prices or Transaction Prices are typically valued using two different valuation techniques. The Company typically estimates the fair value of debt investments by a discounted cash flows technique in which a current price is imputed for the investment based upon an assessment of the expected market yield (or discount rate) for similarly structured investments with a similar level of risk. The Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the portfolio company and various market indices. A key determinant of portfolio-company risk is the leverage through the investment relative to earnings metrics of the portfolio company. The fair value of Company’s equity investments as well as certain of its non-performing debt investments are estimated through analysis of the portfolio companies’ enterprise value under a market approach. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining enterprise value under the market approach involves multiple analysis whereby appropriate multiples are applied to an earnings metric of the portfolio company, typically earnings before net interest expense, income tax expense, depreciation and amortization (“EBITDA”). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Company may also utilize other portfolio-company earnings metrics to determine enterprise value, such as recurring monthly revenue ("RMR”) or a delineated measure of portfolio company EBITDA. Application of these valuation methodologies involves a significant degree of judgment by management.
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market or observable inputs existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions, or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company might realize significantly less than the value at which such investment had previously been recorded. The Company’s investments are subject to market risk. Market

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
The following tables provide quantitative information about the Company’s significant Level 3 fair value inputs to the Company’s fair value measurements as of December 31, 2018 and 2017. In addition to the techniques and inputs noted in the tables below, according to the Company’s valuation policy, the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The table below is not intended to be exhaustive, but rather provides information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

	Fair Value at December 31, 2018 (1)	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$295,087	Discounted cash flow	Discount rates	6.94% - 19.70% (12.49%)

Subordinated	36,394	Discounted cash flow	Discount rates	7.16% - 15.40% (7.21%)
	8,146	Market approach	EBITDA multiples	3.50x - 7.65x (5.10x)

Equity investments
Preferred equity	12,039	Market approach	EBITDA multiples	4.50x - 8.50x (7.42x)
	2,574	Market approach	Reoccurring Monthly Revenue	38.0x - 42.0x (40.0x)
Common equity and warrants	18,627	Market approach	EBITDA multiples	3.50x - 11.00x (8.68x)

(1)	Excludes $23,930, $-0-, and $-0- of senior secured debt investments, subordinated debt investments, and equity investments, respectively, valued at a Transaction Price.

	Fair Value at December 31, 2017 (1)	Valuation technique	Unobservable inputs	Range (Weighted average)
Debt investments:
Senior secured	$152,231	Discounted cash flow	Discount rates	10.01% - 16.50% (12.24%)
	12,910	Enterprise value	EBITDA multiples	7.50x - 7.50x (7.50x)
	9,063	Indicative Prices	Broker-dealers' quotes	N/A

Subordinated	47,117	Discounted cash flow	Discount rates	11.24% - 16.90% (14.69%)
	4,074	Market approach	EBITDA multiples	4.25x - 7.25x (6.37x)

Equity investments
Preferred equity	19,200	Market approach	EBITDA multiples	4.25x - 13.48x (7.80x)
Common equity and warrants	11,489	Market approach	EBITDA multiples	4.25x - 8.28x (6.27x)

(1)	Excludes $20,908, $7, and $500 of senior secured debt investments, subordinated debt investments, and equity investments, respectively, valued at a Transaction Price.
Changes in market credit spreads or events impacting the credit quality of the underlying portfolio company (both of which could impact the discount rate), as well as changes in EBITDA and/or EBITDA multiples, among other things, could have a significant impact on fair values, with the fair value of a particular debt investment susceptible to change in inverse relation to the changes in the discount rate. Changes in EBITDA and/or EBITDA multiples, as well as changes in the discount rate, could have a significant impact on fair values, with the fair value of an equity investment susceptible to change in tandem with the changes in EBITDA and/or EBITDA multiples, and in inverse relation to changes in the discount rate. Due to wide range of approaches towards developing input assumptions to these valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The following tables present changes in investments measured at fair value using Level 3 inputs for the years ended December 31, 2018 and 2017:

	Year Ended December 31, 2018
	Senior Secured Debt Investments	Subordinated Debt Investments	Preferred Equity	Common Equity and Warrants	Total
Level 3 assets, January 1, 2018	$195,112	$51,198	$19,200	$11,989	$277,499

Net realized gain (loss) on investments	(3,076)	(3,469)	(1,889)	3,655	(4,779)
Net unrealized appreciation (depreciation) on investments	(5,944)	161	(104)	1,853	(4,034)
Amortization of Net Loan Fees	2,076	212	—	—	2,288
Capitalized PIK interest and dividends	388	668	907	—	1,963
Amendment fees	(159)	(2)	—	—	(161)
Purchase and origination of portfolio investments	245,278	20,930	338	5,609	272,155
Proceeds from principal payments on portfolio investments	(75,541)	(25,158)	—	—	(100,699)
Sale and redemption of portfolio investments	(39,117)	—	(3,339)	(4,979)	(47,435)
Reclassification between preferred equity and common equity and warrants	—	—	(500)	500	—

Level 3 assets, December 31, 2018	$319,017	$44,540	$14,613	$18,627	$396,797

	Year Ended December 31, 2017
	Senior Secured Debt Investments	Subordinated Debt Investments	Preferred Equity	Common Equity and Warrants	Total
Level 3 assets, January 1, 2017	$180,955	$63,410	$23,721	$13,541	$281,627

Net realized gain on investments	(4,908)	—	10,704	1,037	6,833
Net unrealized appreciation (depreciation) on investments	467	(8,667)	(5,331)	(1,265)	(14,796)
Amortization of Net Loan Fees	1,395	55	—	—	1,450
Capitalized PIK interest and dividends	1,042	466	1,399	—	2,907
Amendment fees	(280)	—	—	—	(280)
Purchase and origination of portfolio investments	127,812	9,244	4,631	1,213	142,900
Proceeds from principal payments on portfolio investments	(82,137)	(22,941)	—	—	(105,078)
Sale and redemption of portfolio investments	(17,858)	—	(17,669)	(2,537)	(38,064)
Conversion from debt investment to equity investment (Note 4)	(1,745)	—	1,745	—	—
Conversion from subordinated to senior secured debt investment (Note 4)	(9,631)	9,631	—	—	—

Level 3 assets, December 31, 2017	$195,112	$51,198	$19,200	$11,989	$277,499

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The net unrealized appreciation (depreciation) reported in the Company’s consolidated statements of operations for the years ended December 31, 2018 and 2017, attributable to the Company’s Level 3 assets still held at those respective year ends was as follows:

	Year Ended December 31,
	2018	2017
Senior secured debt investments	$(6,738)	$1,013
Subordinated debt investments	138	(8,681)
Preferred equity	(2,172)	(767)
Common equity and warrants	2,573	(2,061)
Net unrealized depreciation on investments held	$(6,199)	$(10,496)
Other Financial Assets and Liabilities
GAAP requires disclosure of the fair value of financial instruments not reported at fair value on a recurring basis for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. The PWB Facility is a variable rate instrument and fair value is approximately book value.
The following tables present the fair value measurements of the Company's debt and indicate the fair value hierarchy of the significant unobservable inputs utilized by the Company to determine such fair values as of December 31, 2018 and 2017:

	December 31, 2018
Description	Level 1	Level 2	Level 3 (1)	Total
OFS Capital Corporation 6.375% Notes due 2025	$48,500	$—	$—	$48,500
OFS Capital Corporation 6.5% Notes due 2025	46,603	—	—	46,603
SBA-guaranteed debentures	—	—	147,956	147,956
Total debt, at fair value	$95,103	$—	$147,956	$243,059

	December 31, 2017
Description	Level 1	Level 2	Level 3 (1)	Total
SBA-guaranteed debentures	$—	$—	$155,510	$155,510
Total debt, at fair value	$—	$—	$155,510	$155,510
(1) For Level 3 measurements, fair value is estimated by discounting remaining payments using current market rates for similar instruments at the measurement date and considering such factors as the legal maturity date.
The following are the carrying values and fair values of the Company’s debt as of December 31, 2018 and 2017:

	As of December 31, 2018		As of December 31, 2017
Description	Carrying Value	Fair Value	Carrying Value	Fair Value
OFS Capital Corporation 6.375% Notes due 2025	$48,377	$48,500	$—	$—
OFS Capital Corporation 6.5% Notes due 2025	46,849	46,603	—	—
SBA-guaranteed debentures	147,600	147,956	147,223	155,510
Total debt, at fair value	$242,826	$243,059	$147,223	$155,510

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 6. Commitments and Contingencies
The Company has the following unfunded commitments to portfolio companies as of December 31, 2018:

Name of Portfolio Company	Investment Type	Amount
Carolina Lubes, Inc.	Senior Secured Loan (Revolver)	$2,920
Cirrus Medical Staffing, Inc.	Senior Secured Loan (Revolver)	128
Inergex Holdings	Senior Secured Loan (Revolver)	1,875
The Escape Game, LLC	Senior Secured Loan (Delayed Draw)	3,267
		$8,190
From time to time, the Company is involved in legal proceedings in the normal course of its business. Although the outcome of such litigation cannot be predicted with any certainty, management is of the opinion, based on the advice of legal counsel, that final disposition of any litigation should not have a material adverse effect on the financial position of the Company as of December 31, 2018.
Additionally, the Company is subject to periodic inspection by regulators to assess compliance with applicable BDC regulationsand the SBIC I LP is subject to periodic inspections by the SBA.
In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company believes the risk of any material obligation under these indemnifications to be low.

Note 7. Borrowings
SBA Debentures: The SBIC Program allows SBIC I LP to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to the Company, have interest payable semi-annually and a ten-year maturity. The interest rate is fixed at the time of SBA pooling, which is March and September of each year, at a market-driven spread over U.S. Treasury Notes with ten-year maturities.
Under present regulations of the SBIC Act, the maximum amount of SBA-guaranteed debt that may be issued by a single SBIC licensee is $150,000 (or $175,000 with SBA approval). An SBIC fund may borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. For two or more SBICs under common control, the maximum amount of outstanding SBA-provided leverage cannot exceed $350,000. In connection with the SBIC Acquisition, the Company increased its total commitments to SBIC I LP to $75,000, which became a drop down SBIC fund of the Company on December 4, 2013. During 2014, the Company fully funded its $75,000 commitment to SBIC I LP. As of December 31, 2018 and 2017, SBIC I LP had fully drawn the $149,880 of leverage commitments from the SBA.
On a stand-alone basis, SBIC I LP held $251,060 and $251,601 in assets at December 31, 2018 and 2017, respectively, which accounted for approximately 57% and 70% of the Company’s total consolidated assets, respectively. These assets can not be pledged under any debt obligation of the Company.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The following table shows the Company’s outstanding SBA debentures payable as of December 31, 2018 and 2017:

		Fixed Interest Rate	SBA debentures outstanding
Pooling Date	Maturity Date		December 31, 2018	December 31, 2017
September 19, 2012	September 1, 2022	3.049%	$14,000	$14,000
September 25, 2013	September 1, 2023	4.448	7,000	7,000
March 26, 2014	March 1, 2024	3.995	5,000	5,000
September 24, 2014	September 1, 2024	3.819	4,110	4,110
September 24, 2014	September 1, 2024	3.370	31,265	31,265
March 25, 2015	March 1, 2025	2.872	65,920	65,920
September 23, 2015	September 1, 2025	3.184	22,585	22,585
SBA debentures outstanding			149,880	149,880
Unamortized debt issuance costs			(2,280)	(2,657)
SBA debentures outstanding, net of unamortized debt issuance costs			$147,600	$147,223
The Company received exemptive relief from the SEC effective November 26, 2013, which permits the Company to exclude SBA guaranteed debentures from the definition of senior securities in the statutory asset coverage ratio under the 1940 Act, allowing for greater capital deployment.
The effective interest rate on the SBA debentures, which includes amortization of deferred debt issuance costs, was 3.43% as of December 31, 2018 and 2017. Interest expense on the SBA debentures was $5,137, $5,141, and $5,156 for the years ended December 31, 2018, 2017, and 2016, respectively, which includes $377, $380, and $382 of debt issuance costs amortization, respectively.
The weighted-average fixed cash interest rate on the SBA debentures as of December 31, 2018 and 2017, was 3.18%.
Unsecured Notes: In April 2018, the Company publicly offered the Unsecured Notes Due April 2025 with an aggregate principal of $50,000. The total net proceeds to the Company from the Unsecured Notes Due April 2025, after deducting underwriting discounts and offering costs of $1,753 were $48,247. In October and November 2018, the Company publicly offered the Unsecured Notes Due October 2025 with an aggregate principal of $48,525, which included a partial exercise of the underwriters overallotment option. The total net proceeds to the Company from the Unsecured Notes Due October 2025, after deducting underwriting discounts and offering expenses of $1,723, were $46,802. The Unsecured Notes Due April 2025 and the Unsecured Notes Due October 2025, combined (the “Unsecured Notes”), totaled $98,525 in aggregate principal debt, with net proceeds of $95,049 to the Company.
The Unsecured Notes are direct unsecured obligations and rank equal in right of payment with all current and future unsecured indebtedness of the Company. Because the Unsecured Notes are not secured by any of the Company's assets, they are effectively subordinated to all existing and future secured unsubordinated indebtedness (or any indebtedness that is initially unsecured as to which the Company subsequently grant a security interest), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the senior secured revolving credit facility between the Company and Pacific Western Bank ("PWB Credit Facility").
The indenture governing the Unsecured Notes contains certain covenants (i) prohibiting additional borrowings, including through the issuance of additional debt securities, unless the Company's asset coverage, as defined in the 1940 Act, after giving effect to any exemptive relief granted to the Company by the SEC, equals at least 200% (or 150% on and after May 3, 2019) after such borrowings; and (ii) prohibiting (a) the declaration of any cash dividend or distribution upon any class of the Company’s capital stock (except to the extent necessary for the Company to maintain its treatment as a RIC under Subchapter M of the Code), or (b) the purchase of any capital stock if the Company’s asset coverage, as defined in the 1940 Act, were below 200% (or 150% on and after May 3, 2019) at the time of such capital transaction and after deducting the amount of such transaction.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

As of December 31, 2018, the Unsecured Notes had the following terms and balances:

Unsecured Notes	Principal	Unamor-tized Discount and Issuance Costs	Stated Interest Rate (1)	Effec-tive Interest Rate (2)	Maturity (3)	2018 Interest Expense (4)
Unsecured Notes Due April 2025	$50,000	$1,623	6.375%	6.875%	4/30/2025	$2,439
Unsecured Notes Due October 2025	48,525	1,676	6.500%	7.007%	10/31/2025	697
Total	$98,525	$3,299				$3,136
(1) The weighted-average fixed cash interest rate on the Unsecured Notes as of December 31, 2018, was 6.44%.
(2) The effective interest rate on the Unsecured Notes includes deferred debt issuance cost amortization.
(3) The Unsecured Notes Due April 2025 and October 2025 may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 30, 2020 and on or after October 31, 2020, respectively.
(4) Interest expense includes debt issuance costs amortization of $228 for the year ended December 31, 2018.
PWB Credit Facility: The Company is party to a business loan agreement ("BLA") with Pacific Western Bank, as lender, to provide the Company with a $50,000 senior secured revolving credit facility. The PWB Credit Facility is available for general corporate purposes including investment funding and is scheduled to mature on January 31, 2020. The maximum availability of the PWB Credit Facility is equal to 50% of the aggregate outstanding principal amount of eligible loans included in the borrowing base, which excludes subordinated loan investments and as otherwise specified in the BLA. The PWB Credit Facility is guaranteed by OFS Capital WM and secured by all of our current and future assets excluding assets held by SBIC I LP and the Company’s partnership interests in SBIC I LP and SBIC I GP. The PWB Credit Facility bears interest at a variable rate of the Prime Rate plus a 0.75% margin, with a 5.25% floor, and includes an unused commitment fee, payable monthly in arrears, equal to 0.50% per annum on any unused portion. As of December 31, 2018, the interest rate on the unpaid principal balance of the PWB Credit Facility was 6.25%.
The average dollar amount of borrowings outstanding during the year ended December 31, 2018, was $11,387. The effective interest rate, which includes amortization of deferred debt issuance costs as of December 31, 2018, was 6.61% based on the maximum amount available under the PWB Credit Facility. Interest expense on the PWB Credit Facility was $959, $672, and $146 for the years ended December 31, 2018, 2017, and 2016, respectively, which includes $180, $172, and $108 of deferred financing amortization, respectively Unamortized debt issuance costs included in prepaid expenses and other assets on the consolidated statements of assets and liabilities as of December 31, 2018 and 2017 were $180 and $80, respectively.
Availability under the PWB Credit Facility was $38,000 based on the stated advance rate of 50% under the borrowing base, and the $12,000 outstanding as of December 31, 2018.
The BLA contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting requirements, a minimum tangible net asset value, a minimum quarterly net investment income after incentive fees, and a statutory asset coverage test. The BLA also contains customary events of default, including, without limitation, nonpayment, misrepresentation of representations and warranties in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change in investment advisor, and the occurrence of a material adverse change in our financial condition. As of December 31, 2018, the Company was in compliance with the applicable covenants.
The average dollar borrowings and average interest rate for all debt the years ended December 31, 2018, 2017, and 2016, were as follows:

Year ended	Average Dollar Borrowings	Average Interest Rate
December 31, 2018	$206,936	4.37%
December 31, 2017	158,368	3.55
December 31, 2016	150,458	3.44

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 8. Federal Income Tax
Filing status: The Company has elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its ICTI, as defined by the Code. Additionally, to avoid a 4% U.S. federal excise tax on undistributed earnings the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year, and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. Maintenance of the Company's RIC status also requires adherence to certain source of income and asset diversification requirements.
Taxable income and distributions: The Company has met the required distribution, source of income and asset diversification requirements as of December 31, 2018, and intends to continue meeting these requirements. Accordingly, there is no liability for federal income taxes at the Company level. The Company’s ICTI differs from the net increase in net assets resulting from operations primarily due to differences in income recognition on the unrealized appreciation/depreciation of investments, income from Company’s equity investments in pass-through entities, PIK dividends that have not yet been declared and paid by underlying portfolio companies, capital gains and losses and the net creation or utilization of capital loss carryforwards. The Company recognized approximately $3,879 of ordinary taxable income in 2018 related to the recapture of passive losses recognized over the four-year period ended December 31, 2017, on its investment in Jobson Healthcare, that was not recognized in the net increase in net assets resulting from operations.
The distributions paid to stockholders are reported as ordinary income, long-term capital gains, and returns of capital. The tax character of distributions paid were as follows:

	Years Ended December 31,
	2018	2017	2016
Ordinary taxable income	$18,053	$14,158	$12,157
Long-term capital gain	5,036	2,738	169
Return of capital	—	—	858
Total distributions to stockholders	$23,089	$16,896	$13,184
Tax-basis components of distributable earnings (accumulated losses) as of December 31, 2018 and 2017, were as follows:

	December 31,
	2018	2017
Ordinary income	$3,712	$—
Net long-term capital gains (capital loss carryforward – non-expiring)	(5,176)	4,936
The Company records reclassifications to its capital accounts related to permanent differences between GAAP and tax treatment related to goodwill amortization, excise taxes, and other permanent differences; and temporary differences between GAAP and tax treatment of realized gains and losses, income arising from Company’s equity investments in pass-through entities, PIK dividends, and other temporary differences. The Company recorded reclassifications to increase (decrease) additional paid-in capital against total distributable earnings (accumulated loss) of $(62), $(409) and $592 for the years ended December 31, 2018, 2017, and 2016, respectively.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

The tax-basis cost of investments and associated tax-basis gross unrealized appreciation (depreciation) inherent in the fair value of investments as of December 31, 2018 and 2017, were as follows:

	December 31,
	2018	2017
Tax-basis amortized cost of investments	$408,715	$282,401
Tax-basis gross unrealized appreciation on investments	18,426	16,207
Tax-basis gross unrealized depreciation on investments	(30,344)	(21,109)
Tax-basis net unrealized appreciation (depreciation) on investments	(11,918)	(4,902)
Fair value of investments	$396,797	$277,499
Deferred taxes: The Company recognizes deferred taxes on the unrealized appreciation or depreciation of securities held through Taxable Blockers. Deferred tax assets and liabilities are measured using enacted corporate federal tax rates expected to apply to taxable income in the years in which those unrealized gains and losses are realized. The recoverability of deferred tax assets is assessed and a valuation allowance is recorded to the extent that it is more likely than not that any portion of the deferred tax asset will not be realized on the basis of the projected taxable income or other taxable events in the Taxable Blocker. Deferred tax assets and liabilities, and related valuation allowance, as of December 31, 2018 and 2017, were as follows:

	December 31,
	2018	2017
Total deferred tax assets	$310	$—
Total deferred tax liabilities	(225)	(4)
Valuation allowance on net deferred tax assets	(85)	—
Net unrealized appreciation (depreciation) on investments reported in the consolidated statements of operations includes $(4), $4 and $-0-of net deferred tax (benefit) expense for the year ended December 31, 2018, 2017, and 2016, respectively.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 9. Financial Highlights
The following is a schedule of financial highlights for the years ended December 31, 2018, 2017, 2016, 2015 and 2014:

	Years Ended December 31,
	2018	2017	2016	2015	2014
Per share operating performance:
Net asset value per share at beginning of year	$14.12	$14.82	$14.76	$14.24	$14.58
Distributions	(1.73)	(1.36)	(1.36)	(1.36)	(1.36)
Net investment income(10)	1.38	1.28	1.46	1.39	0.95
Net realized gain (loss) on non-control/non-affiliate investments(10)	(0.37)	(0.26)	0.25	(0.31)	0.02
Net realized gain on affiliate investments(10)	0.01	0.81	—	0.14	—
Net realized loss on control investment(10)	—	—	—	—	(0.37)
Net unrealized appreciation (depreciation) on non-control/non-affiliate investments(10)	(0.19)	(0.78)	(0.69)	0.53	0.05
Net unrealized appreciation (depreciation) on affiliate investments(10)	(0.06)	(0.41)	0.33	0.13	0.19
Net unrealized appreciation on control investment(10)	(0.06)	—	0.07	—	0.18
Issuance of common stock (5)	—	(0.03)	—	—	—
Other (6)	—	0.05	—	—	—
Net asset value per share at end of year	$13.10	$14.12	$14.82	$14.76	$14.24

Per share market value, end of period	$10.60	$11.90	$13.76	$11.48	$11.78
Total return based on market value (1)	3.5%	(4.7)%	32.3%	9.0%	2.4%
Total return based on net asset value (2)	7.8%	5.0%	10.9%	16.0%	7.5%
Shares outstanding at end of period	13,357,337	13,340,217	9,700,297	9,691,170	9,650,834
Weighted average shares outstanding	13,348,203	12,403,706	9,693,801	9,670,153	9,634,471
Ratio/Supplemental Data (in thousands except ratios)
Average net asset value (3)	$182,468	$171,631	$142,818	$140,002	$138,131
Net asset value at end of year	$175,023	$188,336	$143,778	$143,012	$137,471
Net investment income	$18,385	$15,877	$14,145	$13,411	$9,135
Ratio of total expenses, net to average net assets (8)	13.4%	10.2%	11.9%	13.5%	9.9%
Ratio of net investment income to average net assets (9)	10.5%	8.4%	9.8%	9.6%	6.6%
Portfolio turnover (7)	41.9%	50.4%	18.1%	44.6%	34.9%

(1)	Calculation is ending market price less beginning market price, adjusted for distributions reinvested at prices based on the Company’s dividend reinvestment plan for the respective distributions.

(2)	Calculation is ending net asset value less beginning net asset value, adjusting for dividends and distributions reinvested at the Company’s dividend reinvestment plan for the respective distributions.

(3)	Based on the average of the net asset value at the beginning of the indicated period and the end of each calendar quarter within the period indicated.

(4)	Reserved.

(5)	The issuance of common stock on a per share basis reflects the incremental net asset value change as a result of the Offering.

(6)
Represents the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on a weighted average shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(7)	Portfolio turnover rate is calculated using the lesser of year-to-date sales and principal payments or year-to-date purchases over the average of the investments at fair value.

(8)	Ratio of total expenses before incentive fee waiver to average net assets was 13.4% for the year ended December 31, 2018.

(9)	Ratio of net investment income before incentive fee waiver to average net assets was 10.5% for the year ended December 31, 2018.

(10)	Calculated on the average share method.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 10. Capital Transactions
Distributions: The Company intends to make distributions to stockholders on a quarterly basis of substantially all of its net investment income. In addition, although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions. The Company may in the future decide to retain such net investment income and capital gains for investment or corporate purposes.
The Company has elected to pay excise tax on undistributed net investment income in the amount of $130, $-0- and $-0- for the years ended December 31, 2018, 2017, and 2016, respectively.
The Company may be limited in its ability to make distributions due to the BDC asset coverage requirements of the 1940 Act. The Company’s ability to make distributions may also be affected by its restrictions imposed by the SBA regulations on the Company's wholly owned SBIC subsidiary. Net assets of SBIC I LP were $101,727 and $102,675, which included consolidated cash and cash equivalents of $36,031 and $72,116, not available for distribution at December 31, 2018 and 2017, respectively.
The following table summarizes distributions declared and paid for the years ended December 31, 2018, 2017, and 2016:

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Year ended December 31, 2016
March 7, 2016	March 17, 2016	March 31, 2016	$0.34	$3,280	1,154	$15
May 2, 2016	June 16, 2016	June 30, 2016	0.34	3,269	1,998	26
August 5, 2016	September 16, 2016	September 30, 2016	0.34	3,258	2,888	38
October 31, 2016	December 16, 2016	December 30, 2016	0.34	3,255	3,087	43
			$1.36	$13,062	9,127	$122
Year ended December 31, 2017
March 9, 2017	March 17, 2017	March 31, 2017	$0.34	$3,257	2,919	$41
May 2, 2017	June 16, 2017	June 30, 2017	0.34	4,483	3,439	49
August 1, 2017	September 15, 2017	September 29, 2017	0.34	4,491	3,196	42
October 31, 2017	December 15, 2017	December 29, 2917	0.34	4,469	5,366	64
			$1.36	$16,700	14,920	$196
Year ended December 31, 2018
February 12, 2018	March 22, 2018	March 29, 2018	$0.37	$4,886	4,459	$50
February 27, 2018	March 22, 2018	March 29, 2018	0.34	4,490	4,098	46
May 1, 2018	June 22, 2018	June 29, 2018	0.34	4,518	1,684	20
August 3, 2018	September 14, 2018	September 28, 2018	0.34	4,511	2,366	28
October 30, 2018	December 17, 2018	December 31, 2018	0.34	4,489	4,813	51
			$1.73	$22,894	17,420	$195

(1) Special distribution representing undistributed net long-term capital gains realized by the Company in 2017.
The following table represents DRIP participation for the years ended December 31, 2018, 2017, and 2016, respectively:

For the Year Ended	DRIP Shares Value	Total Distribution Declared	DRIP Shares Issued	Average Value Per Share
December 31, 2018	$195	$23,089	17,420	$11.16
December 31, 2017	196	16,896	14,920	13.18
December 31, 2016	122	13,184	9,127	13.23
Since the Company’s IPO, distributions to stockholders total $90,864, or $8.36 per share on a cumulative basis.
Distributions in excess of the Company’s current and accumulated ICTI would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of the Company’s distributions is made annually as of the end of its fiscal year based upon its ICTI for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution is mailed to the Company’s stockholders. For the year ended December 31, 2018, approximately

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

$1.36 per share, $0.37 per share, and $-0- per share of the Company’s distributions represented ordinary income, long-term capital gain, and a return of capital to its stockholders, respectively.
Stock repurchase program: On May 22, 2018, the Board authorized the Company to initiate the Stock Repurchase Program under which the Company may acquire up to $10,000 of its outstanding common stock. Under the Stock Repurchase Program, the Company is authorized to repurchase shares in open-market transactions, including through block purchases, depending on prevailing market conditions and other factors. The Stock Repurchase Program may be extended, modified or discontinued at any time for any reason. The Company expects the Stock Repurchase Program to be in place through May 22, 2020, or until the approved dollar amount has been used to repurchase shares. The Stock Repurchase Program does not obligate the Company to acquire any specific number of shares, and all repurchases will be made in accordance with SEC Rule 10b-18, which sets certain restrictions on the method, timing, price and volume of stock repurchases. The Company repurchased 300 shares for $3 under the Stock Repurchase Program during the year ended December 31, 2018.

Note 11. Selected Quarterly Financial Data (Unaudited)

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Total investment income	$12,571	$10,982	$10,278	$9,003
Net investment income	5,321	4,690	4,558	3,816
Net gain (loss) on investments	(9,416)	489	437	(323)
Net increase (decrease) in net assets resulting from operations	(4,095)	5,179	4,995	3,493
Net investment income per share – basic and diluted (1)	$0.40	$0.35	$0.34	$0.29
Net increase (decrease) in net assets resulting from operations per share – basic and diluted (1)	$(0.30)	$0.39	$0.37	$0.26
Net asset value per share (2)	$13.10	$13.75	$13.70	$13.67

	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total investment income	$8,292	$9,122	$7,978	$8,034
Net investment income	3,819	4,402	4,316	3,340
Net gain (loss) on investments	331	(3,227)	(6,597)	1,526
Net increase (decrease) in net assets resulting from operations	4,150	1,175	(2,281)	4,866
Net investment income per share – basic and diluted (1)	$0.28	$0.33	$0.33	$0.34
Net increase (decrease) in net assets resulting from operations per share – basic and diluted (1)	$0.22	$0.09	$(0.17)	$0.50
Net asset value per share (2)	$14.12	$14.15	$14.40	$14.98

(1)	Based on weighted average shares outstanding for the respective period.

(2)	Based on shares outstanding at the end of the respective period.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 12. Consolidated Schedule of Investments In and Advances To Affiliates

		Year ended December 31, 2018
Name of Portfolio Company	Investment Type (1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/ (depreciation)	Interest & PIK Interest	Dividends	Fees	Total Income (2)	December 31, 2017, Fair Value	Gross Additions (3)	Gross Reductions (4)	December 31, 2018, Fair Value (5)
Control Investment
MTE Holding Corp.	Subordinated Secured Loan	$—	$54	$1,115	$—	$66	$1,181	$7,118	$177	$—	$7,296
	Common Equity	—	(801)	—	185	—	185	3,450	—	(801)	2,649
		—	(747)	1,115	185	66	1,366	10,568	177	(801)	9,945

Total Control Investment			(747)	1,115	185	66	1,366	10,568	177	(801)	9,945

Affiliate Investments
3rd Rock Gaming Holdings, LLC	Senior Secured Loan	—	(1,330)	1,777	—	—	1,777	—	21,750	(1,727)	20,023
	Common Equity (6)	—	(1,474)	—	—	—	—	—	2,560	(1,487)	1,073
		—	(2,804)	1,777	—	—	1,777	—	24,310	(3,214)	21,096

All Metals Holding, LLC	Senior Secured Loan	—	(471)	2,748	—	588	3,336	12,759	7,230	(19,989)	—
	Common Equity (6)	4,118	(1,220)	—	—	—	—	1,785	258	(2,043)	—
		4,118	(1,691)	2,748	—	588	3,336	14,544	7,488	(22,032)	—

Contract Datascan Holdings, Inc.	Subordinated Loan	—	(5)	950	—	—	950	8,000	6	(6)	8,000
	Preferred Equity A (7)	—	91	597	—	—	597	5,964	688	—	6,652
	Common Equity (6)	—	2,053	—	—	—	—	260	2,053	—	2,313
		—	2,139	1,547	—	—	1,547	14,224	2,747	(6)	16,965

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

		Year ended December 31, 2018
Name of Portfolio Company	Investment Type (1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/ (depreciation)	Interest & PIK Interest	Dividends	Fees	Total Income (2)	December 31, 2017, Fair Value	Gross Additions (3)	Gross Reductions (4)	December 31, 2018, Fair Value (5)
DRS Imaging Services, LLC	Senior Secured Loan	$—	$(157)	$659	$—	$163	$822	$—	$10,802	$(185)	$10,617
	Common Equity (6)	—	62	—	—	—	—	—	1,197	—	1,197
		—	(95)	659	—	163	822	—	11,999	(185)	11,814

Jobson Healthcare Information (8)	Senior Secured Loan	(3,477)	2,331	905	—	—	905	12,910	2,751	(15,661)	—
	Common Equity (6)	—	—	—	—	—	—	—	—	—	—
	Warrants (6)	(454)	454	—	—	—	—	—	454	(454)	—
		(3,931)	2,785	905	—	—	905	12,910	3,205	(16,115)	—

Master Cutlery, LLC	Subordinated Loan	—	(2,095)	156	—	—	156	2,873	117	(2,140)	850
	Preferred Equity (6)	—	—	—	—	—	—	—	—	—	—
	Common Equity (6)	—	—	—	—	—	—	—	—	—	—
		—	(2,095)	156	—	—	156	2,873	117	(2,140)	850

NeoSystems Corp.	Subordinated Loan	—	(7)	283	—	—	283	2,143	47	(2,190)	—
	Preferred Stock (7)	—	(145)	146	—	—	146	2,248	147	(145)	2,250
		—	(152)	429	—	—	429	4,391	194	(2,335)	2,250

Pfanstiehl Holdings, Inc	Subordinated Loan	—	42	392	—	—	392	3,755	42	(9)	3,788
	Common Equity	—	3,605	—	130	—	130	4,755	3,605	—	8,360
		—	3,647	392	130	—	522	8,510	3,647	(9)	12,148

Professional Pipe Holdings, LLC	Senior Secured Loan	—	(181)	845	—	—	845	—	8,355	(889)	7,466

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

		Year ended December 31, 2018
Name of Portfolio Company	Investment Type (1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/ (depreciation)	Interest & PIK Interest	Dividends	Fees	Total Income (2)	December 31, 2017, Fair Value	Gross Additions (3)	Gross Reductions (4)	December 31, 2018, Fair Value (5)
	Common Equity (6)	—	(645)	—	—	—	—	—	1,414	(645)	769
		—	(826)	845	—	—	845	—	9,769	(1,534)	8,235

TRS Services, Inc.	Senior Secured Loan	$—	$(307)	$1,856	$—	$9	$1,865	$9,466	$7,942	$(2,962)	$14,446
	Preferred Equity (Class AA units) (7)	—	—	62	—	—	62	409	64	—	473
	Preferred Equity (Class A units) (6)	—	(1,404)	—	—	—	—	2,230	—	(1,404)	826
	Common Equity (6)	—	—	—	—	—	—	—	—	—	—
		—	(1,711)	1,918	—	9	1,927	12,105	8,006	(4,366)	15,745

Total Affiliate Investments		187	(803)	11,376	130	760	12,266	69,557	71,482	(51,936)	89,103
Total Control and Affiliate Investments		$187	$(1,550)	$12,491	$315	$826	$13,632	$80,125	$71,659	$(52,737)	$99,048

(1)
Principal balance of debt investments and ownership detail for equity investments are shown in the consolidated schedule of investments. The Company's investments are generally classified as "restricted securities" as such term is defined under Regulation S-X Rule 6-03(f) or Securities Act Rule 144.

(2)
Represents the total amount of interest, fees or dividends included in 2018 income for the portion of the year ended December 31, 2018, that an investment was included in Control or Affiliate Investment categories, respectively.

(3)
Gross additions include increases in cost basis resulting from a new portfolio investment, PIK interest, fees and dividends, accretion of OID, and net increases in unrealized net appreciation or decreases in net unrealized depreciation.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments and sales, if any, and net decreases in net unrealized appreciation or net increases in net unrealized depreciation.

(5)	Fair value was determined using significant unobservable inputs. See Note 5 for further details.

(6)	Non-income producing.

(7)	Dividends credited to income include dividends contractually earned but not declared.

(8)	Jobson became an affiliate investment effective December 31, 2017, due to an increase in voting ownership interest.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

		Year ended December 31, 2017
Name of Portfolio Company	Investment Type (1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/(depreciation)	Interest & PIK Interest	Dividends	Fees	Total Income (2)	December 31, 2016, Fair Value	Gross Additions (3)	Gross Reductions (4)	December 31, 2017, Fair Value (5)
Control Investments
Malabar International	Subordinated Loan	$—	$—	$504	$—	$32	$536	$7,683	$150	$(7,833)	$—
	Preferred Equity	—	—	—	65	—	65	5,868	1,608	(7,476)	—
		—	—	504	65	32	601	13,551	1,758	(15,309)	—

MTE Holding Corp.	Senior Secured Loan	—	(64)	1,168	—	120	1,288	9,766	90	(2,738)	7,118
	Common Equity	—	67	—	227	—	227	3,383	67	—	3,450
		—	3	1,168	227	120	1,515	13,149	157	(2,738)	10,568

Total Control Investments		—	3	1,672	292	152	2,116	26,700	1,915	(18,047)	10,568

Affiliate Investments
All Metals Holding, LLC	Senior Secured Loan	—	(259)	1,830	—	26	1,856	12,865	283	(389)	12,759
	Common Equity (6)	—	508	—	—	—	—	1,277	508	—	1,785
		—	249	1,830	—	26	1,856	14,142	791	(389)	14,544

Contract Datascan Holdings, Inc.	Subordinated Loan	—	93	978	—	—	978	7,902	98	—	8,000
	Preferred Equity (6) (7)	—	—	542	—	—	542	5,421	543	—	5,964
	Common Equity (6)	—	73	—	—	—	—	187	—	73	260

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

		Year ended December 31, 2017
Name of Portfolio Company	Investment Type (1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/(depreciation)	Interest & PIK Interest	Dividends	Fees	Total Income (2)	December 31, 2016, Fair Value	Gross Additions (3)	Gross Reductions (4)	December 31, 2017, Fair Value (5)
		—	166	1,520	—	—	1,520	13,510	641	73	14,224

Intelli-Mark Technologies, Inc.	Senior Secured Loan	—	(159)	438	—	175	613	8,841	68	(8,909)	—
	Common Equity (6)	874	(498)	—	—	—	—	1,998	—	(1,998)	—
		874	(657)	438	—	175	613	10,839	68	(10,907)	—

Jobson Healthcare Information, LLC (8)	Senior Secured Loan	$—	$—	$—	$—	$—	$—	$—	$12,910	$—	$12,910
	Common Equity	—	—	—	—	—	—	—	—	—	—
	Warrants	—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	12,910	—	12,910

Malabar International (9)	Subordinated Loan	—	(41)	415	—	256	671	—	7,833	(7,833)	—
	Preferred Equity	5,590	(1,585)	—	56	—	56	—	7,476	(7,476)	—
		5,590	(1,626)	415	56	256	727	—	15,309	(15,309)	—

Master Cutlery, LLC	Subordinated Loan	—	(1,537)	640	—	—	640	4,440	653	(2,220)	2,873
	Preferred Equity (6) (7)	—	(954)	—	—	—	—	954	—	(954)	—
	Common Equity (6)	—	—	—	—	—	—	—	—	—	—
		—	(2,491)	640	—	—	640	5,394	653	(3,174)	2,873

NeoSystems Corp.	Subordinated Loan	—	421	408	—	—	408	3,656	487	(2,000)	2,143
	Preferred Equity (6) (7)	—	861	133	—	—	133	1,255	993	—	2,248

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

		Year ended December 31, 2017
Name of Portfolio Company	Investment Type (1)	Net Realized Gain (Loss)	Net change in unrealized appreciation/(depreciation)	Interest & PIK Interest	Dividends	Fees	Total Income (2)	December 31, 2016, Fair Value	Gross Additions (3)	Gross Reductions (4)	December 31, 2017, Fair Value (5)
		—	1,282	541	—	—	541	4,911	1,480	(2,000)	4,391

Pfanstiehl Holdings, Inc	Subordinated Loan	—	(46)	387	—	—	387	3,810	1	(56)	3,755
	Common Equity	—	(1,328)	—	84	—	84	6,083	—	(1,328)	4,755
		—	(1,374)	387	84	—	471	9,893	1	(1,384)	8,510

Strategic Pharma Solutions, Inc.	Senior Secured Loan	$—	$(39)	$746	$—	$158	$904	$8,383	$67	$(8,450)	$—
	Preferred Equity (6) (7)	3,617	(1,111)	81	—	—	81	3,026	81	(3,107)	—
		3,617	(1,150)	827	—	158	985	11,409	148	(11,557)	—

TRS Services, Inc.	Senior Secured Loan	—	194	1,024	—	60	1,084	9,549	310	(393)	9,466
	Preferred Equity (Class AA units)(6)(7)	—	—	55	—	—	55	354	55	—	409
	Preferred Equity (Class A units) (6)(7)	—	319	204	—	—	204	1,707	523	—	2,230
	Common Equity (6)	—	—	—	—	—	—	—	—	—	—
		—	513	1,283	—	60	1,343	11,610	888	(393)	12,105

Total Affiliate Investments		10,081	(5,088)	7,881	140	675	8,696	81,708	32,889	(45,040)	69,557
Total Control and Affiliate Investments		$10,081	$(5,085)	$9,553	$432	$827	$10,812	$108,408	$34,804	$(63,087)	$80,125

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

(1)	Principal balance of debt investments and ownership detail for equity investments are shown in the consolidated schedule of investments.

(2)
Represents the total amount of interest, fees or dividends included in 2017 income for the portion of the year ended December 31, 2017, that an investment was included in Control or Affiliate Investment categories, respectively.

(3)
Gross additions include increases in cost basis resulting from a new portfolio investment, PIK interest, fees and dividends, accretion of OID, and net increases in unrealized net appreciation or decreases in net unrealized depreciation.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments and sales, if any, and net decreases in net unrealized appreciation or net increases in net unrealized depreciation, and transfers from Affiliate Investment to Control Investment.

(5)	Fair value was determined using significant unobservable inputs. See Note 6 for further details.

(6)	Non-income producing.

(7)	Dividends credited to income include dividends contractually earned but not declared.

(8)	Jobson became an affiliate investment effective December 31, 2017, due to an increase in voting ownership interest.

(9)	Malabar was reclassified from a control investment to an affiliate investment due to a decrease in voting interest.

OFS Capital Corporation and Subsidiaries
Notes to Consolidated Financial Statements
(Dollar amounts in thousands, except per share data)

Note 13. Subsequent Events Not Disclosed Elsewhere
On March 5, 2019, the Company’s Board declared a distribution of $0.34 per share for the first quarter of 2019, payable on March 29, 2019 to stockholders of record as of March 22, 2019.

$50,000,000

    5.95% Notes due 2026

OFS Capital Corporation

PROSPECTUS SUPPLEMENT

October 9, 2019

Joint Book-Running Managers

Ladenburg Thalmann	Janney Montgomery Scott	BB&T Capital Markets

Lead Managers

Incapital	National Securities Corporation